UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:	USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code:	9800 FREDERICKSBURG ROAD
                                                         SAN ANTONIO, TX  78288

Name and address of agent for service:			KRISTEN MILLAN
                                                   USAA MUTUAL FUNDS TRUST
                                                   9800 FREDERICKSBURG ROAD
                                                   SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING MARCH 31, 2019




[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA CALIFORNIA BOND FUND]

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          ANNUAL REPORT
          USAA CALIFORNIA BOND FUND
          FUND SHARES (USCBX) o ADVISER SHARES (UXABX)
          MARCH 31, 2019

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Beginning on January 1, 2021, as permitted by regulations adopted by the
Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

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PRESIDENT'S MESSAGE

"HISTORICALLY, AN INVERTED YIELD CURVE HAS BEEN
A RELIABLE INDICATOR OF A COMING RECESSION,         [PHOTO OF BROOKS ENGLEHARDT]
THOUGH I WOULD NOTE THAT THE LAG BETWEEN AN
INVERSION AND A RECESSION HAS BEEN INCONSISTENT."

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MAY 2019

Shifting expectations about the Federal Reserve's (Fed) monetary policy drove the performance of the financial markets during the 12-month reporting period. At the beginning of the period, the Fed was expected to continue increasing short-term interest rates. By the end of the period, investors believed policymakers would not increase interest rates at all during 2019.

The Fed, which had raised short-term rates in March 2018--just before the period started--implemented additional interest rate hikes in June 2018 and September 2018, citing ongoing strength in the U.S. economy. In this environment, U.S. stocks posted steady gains, hitting their high of the reporting period in early October 2018. The U.S. stock market subsequently retreated on worries that the Fed might overshoot, meaning that policymakers could raise short-term interest rates too quickly and stifle U.S. economic growth. Equity market volatility also increased outside of the United States, as investor uncertainty about Fed monetary policy amplified concerns about a slowdown in the pace of global economic growth and possible changes to the global trade regime. The Fed increased this uncertainty with another interest rate hike in December 2018, sending U.S. stocks to their lowest levels of the reporting period. However, in January 2019, stocks rallied after Fed Chair Jerome Powell said the central bank was committed to supporting U.S. economic expansion and that its monetary policy would be responsive to changing conditions. Stock prices continued to advance through the end of the first quarter of 2019, recovering almost all of the ground they had lost in late 2018. Notably, in the first quarter of 2019, the U.S. stock market recorded its largest quarterly gain since the 2008 financial crisis.

In the fixed income market, intermediate- and longer-term yields ended the reporting period lower than they started, driving up bond prices, which move in the opposite direction of yields. Yields had climbed during the first seven months of the reporting period, as the Fed continued to hike short-term interest rates. The yield on the 10-year U.S. Treasury note, which began in April 2018 at 2.74%, rose to 3.24% on November 8th--its high point of the reporting period. Yields then declined, falling back below 3% in early December 2018, as investors dialed back their expectations for Fed interest rate

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

================================================================================

hikes amid concern about a possible slowdown in economic growth. Near the end of the reporting period, the 10-year Treasury yield dropped to 2.38%, its lowest level since 2017, after the Fed downgraded its outlook for the U.S. economy and signaled that it might not raise interest rates during 2019.

At the same time, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. Historically, an inverted yield curve has been a reliable indicator of a coming recession, though I would note that the lag between an inversion and a recession has been inconsistent. At USAA Investments, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years.

Against this backdrop, I am pleased to say that USAA's tax-exempt portfolios generated positive returns during the reporting period. Market conditions were one reason for the solid performance--supply-and-demand conditions were favorable and municipal bond yields fell--but the hard work of the municipal investment team deserves the largest share of praise. Our experienced professionals sought opportunities that had the potential to enhance the performance of the portfolios, as well as investments that could provide higher yields to shareholders.

As I write to you, spring is well underway. It may be a good time to give your portfolio a spring cleaning. In my experience, financial matters can end up on the back burner when spring turns into summer and we embark on vacations or take time out to enjoy get-togethers with family and friends. If you have questions about your portfolio or would like to review your investment plan, please give one of our financial advisors a call. They can help you make sure you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

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

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TABLE OF CONTENTS

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
MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

   Distributions to Shareholders                                              12

   Report of Independent Registered
     Public Accounting Firm                                                   13

   Portfolio of Investments                                                   14

   Notes to Portfolio of Investments                                          21

   Financial Statements                                                       24

   Notes to Financial Statements                                              27

   Financial Highlights                                                       39

EXPENSE EXAMPLE                                                               41

ADVISORY AGREEMENT                                                            43

TRUSTEES' AND OFFICERS' INFORMATION                                           55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

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

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MANAGERS' COMMENTARY ON THE FUND

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         [PHOTO OF JOHN C. BONNELL]               [PHOTO OF DALE R. HOFFMANN]

         JOHN C. BONNELL, CFA                     DALE R. HOFFMANN
         USAA Asset                               USAA Asset
         Management Company                       Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Tax-exempt bonds generated positive returns during the reporting period ended March 31, 2019, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) Municipal bond yields were on an upward trajectory until early November 2018, when they hit their highs of the reporting period in anticipation of continued short-term interest rate increases by the Federal Reserve (Fed). In November 2018, changing expectations about Fed monetary policy and heightened risk aversion sent municipal bond yields lower. Speculation that the Fed might pause its interest rate increases reinforced the downward trend, with municipal bond yields--especially those on intermediate- and longer-term maturities--falling substantially during March 2019 amid signs the Fed might not raise interest rates at all in 2019.

    Tax-exempt bonds also benefited from supply-and-demand dynamics. Supply was tight, as new issuance generally failed to keep pace with demand. The drop in new issuance was due in large part to tax law changes, effective January 1, 2018, that eliminated the tax exemption for advance refunding bonds. Demand was intense, with many new deals significantly oversubscribed as investors sought to reinvest the proceeds from maturing and called bonds. The buying was dominated by U.S. individuals, who broadly tend to favor municipal bonds for their relative safety and incremental yield. Some observers suggested that a $10,000 cap

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    on state and local tax deductions contributed to U.S. individuals' appetite for tax-advantaged investments.

    The municipal bond yield curve flattened during the reporting period, as intermediate- and longer-term yields fell more than shorter-term yields. The yields on three-year, 10-year, and 30-year AAA general obligation bonds fell 26, 56, and 35 basis points, respectively. (A basis point is 1/100th of a percent.) Meanwhile, municipal bond credit spreads tightened as investors searched for yield opportunities. (Municipal bond credit spreads are the difference in yields between municipal bonds with similar maturities but different credit ratings.)

    Municipal bond credit quality remained solid during the reporting period, largely due to increasing revenues and sound fiscal management. State and local governments, which have broad taxing powers, are required by law to balance their budgets. Many continued to take action during the reporting period to address tough fiscal challenges.

o HOW DID THE USAA CALIFORNIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2019, the Fund Shares and Adviser Shares had a total return of 4.61% and 4.37%, respectively, versus an average return of 4.54% for the funds in the Lipper California Municipal Debt Funds category. This compares to returns of 4.74% for the Lipper California Municipal Debt Funds Index and 5.38% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 3.10% and 2.87%, respectively, compared to the Lipper category average of 3.01%.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CALIFORNIA BOND FUND

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF CALIFORNIA?

    Economic conditions in California continued to improve during the reporting period. Robust growth and a substantial increase in personal income tax receipts have combined to strengthen the state's finances. In addition, as a result of better liquidity, California will probably not need to access the market with short-term cash flow notes for a fourth consecutive fiscal year. In January 2019, the new governor proposed a $209 billion 2019-2020 state budget, which generally adheres to several themes used by his predecessor. That said, work on the budget begins after it is revised in May 2019. At the end of the reporting period, California's general obligation bonds were rated Aa3 with positive outlook by Moody's Investors Service, AA- with stable outlook by Standard & Poor's Ratings, and AA- with stable outlook by Fitch Ratings.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

    Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the portfolio.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund continues to hold a diversified portfolio of longer-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

4  | USAA CALIFORNIA BOND FUND

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INVESTMENT OVERVIEW

               o AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 o

-------------------------------------------------------------------------------------------------------
                                                                                SINCE         INCEPTION
                                          1 YEAR     5 YEAR     10 YEAR       INCEPTION*         DATE
-------------------------------------------------------------------------------------------------------
Fund Shares                                4.61%     3.99%       5.95%             -               -
Adviser Shares                             4.37%     3.73%          -           4.65%           8/01/10
Bloomberg Barclays Municipal
  Bond Index**                             5.38%     3.73%       4.71%             -               -
Lipper California Municipal
  Debt Funds Index***                      4.74%     4.16%       5.72%             -               -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

***The unmanaged Lipper California Municipal Debt Funds Index measures the Fund's performance to that of the Lipper California Municipal Debt Funds category that limit their assets to those securities exempt from taxation in the state of California.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2019

--------------------------------------------------------------------------------------------------------
                                   TOTAL RETURN       =      DIVIDEND RETURN         +      PRICE CHANGE
--------------------------------------------------------------------------------------------------------
10 YEARS                              5.95%           =           4.13%              +          1.82%
5 YEARS                               3.99%           =           3.55%              +          0.44%
1 YEAR                                4.61%           =           3.24%              +          1.37%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2010-MARCH 31, 2019

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

----------------------------------------------------------------------------
                                                                  CHANGE IN
                  TOTAL RETURN          DIVIDEND RETURN          SHARE PRICE
----------------------------------------------------------------------------
3/31/10             13.13%                    5.46%                  7.67%
3/31/11             -1.90%                    4.60%                 -6.50%
3/31/12             20.54%                    5.37%                 15.17%
3/31/13              8.48%                    4.18%                  4.30%
3/31/14              1.03%                    4.07%                 -3.04%
3/31/15              8.14%                    4.08%                  4.06%
3/31/16              3.98%                    3.80%                  0.18%
3/31/17              0.01%                    3.29%                 -3.28%
3/31/18              3.37%                    3.37%                  0.00%
3/31/19              4.61%                    3.24%                  1.37%

                                   [END CHART]

NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA CALIFORNIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/19, and assuming California state tax
rates of:                            9.30%       9.30%        11.30%     12.30%
and assuming marginal federal tax
rates of:                           24.00%      32.00%        38.80%*    40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD          DIVIDEND RETURN
-------------------------------------------------------------------------------
10 Years             4.13%           5.99%       6.70%         7.61%      7.95%
5 Years              3.55%           5.15%       5.76%         6.54%      6.84%
1 Year               3.24%           4.70%       5.25%         5.97%      6.24%

To match the Fund Shares' closing 30-day SEC Yield of 2.28% on 3/31/19
A FULLY TAXABLE INVESTMENT MUST PAY: 3.31%       3.70%         4.20%      4.39%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.01% on 3/31/19 and assuming California state tax
rates of:                                 9.30%     9.30%     11.30%     12.30%
and assuming marginal federal tax
rates of:                                24.00%    32.00%     38.80%*    40.80%*
A FULLY TAXABLE INVESTMENT MUST PAY:      2.92%     3.26%      3.70%      3.87%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

8  | USAA CALIFORNIA BOND FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                          LIPPER CALIFORNIA
                   USAA CALIFORNIA          MUNICIPAL DEBT          BLOOMBERG BARCLAYS
                  BOND FUND SHARES           FUNDS INDEX           MUNICIPAL BOND INDEX
03/31/09            $10,000.00               $10,000.00                $10,000.00
04/30/09             10,293.00                10,273.28                 10,199.77
05/31/09             10,532.00                10,500.99                 10,307.67
06/30/09             10,304.00                10,323.81                 10,211.11
07/31/09             10,428.00                10,469.17                 10,381.95
08/31/09             10,822.00                10,783.33                 10,559.44
09/30/09             11,572.00                11,441.03                 10,938.39
10/31/09             11,175.00                11,115.48                 10,708.78
11/30/09             11,063.00                11,107.92                 10,797.26
12/31/09             11,158.00                11,183.29                 10,833.75
01/31/10             11,177.00                11,239.52                 10,890.17
02/28/10             11,256.00                11,363.94                 10,995.73
03/31/10             11,313.00                11,375.10                 10,969.40
04/30/10             11,555.00                11,564.72                 11,102.71
05/31/10             11,655.00                11,637.61                 11,185.98
06/30/10             11,610.00                11,611.19                 11,192.63
07/31/10             11,773.00                11,757.28                 11,332.20
08/31/10             12,162.00                12,090.21                 11,591.65
09/30/10             12,172.00                12,098.51                 11,573.54
10/31/10             12,136.00                12,086.48                 11,541.48
11/30/10             11,645.00                11,711.93                 11,310.69
12/31/10             11,251.00                11,415.61                 11,091.51
01/31/11             10,954.00                11,222.08                 11,009.80
02/28/11             11,156.00                11,422.71                 11,185.07
03/31/11             11,098.00                11,342.37                 11,147.80
04/30/11             11,339.00                11,563.45                 11,347.44
05/31/11             11,684.00                11,844.97                 11,541.35
06/30/11             11,817.00                11,936.78                 11,581.62
07/31/11             12,011.00                12,076.55                 11,699.81
08/31/11             12,264.00                12,270.15                 11,899.97
09/30/11             12,581.00                12,473.19                 12,022.99
10/31/11             12,527.00                12,426.25                 11,978.29
11/30/11             12,586.00                12,487.60                 12,049.05
12/31/11             12,910.00                12,762.39                 12,278.27
01/31/12             13,398.00                13,208.38                 12,562.22
02/29/12             13,456.00                13,258.57                 12,574.60
03/31/12             13,380.00                13,189.74                 12,492.90
04/30/12             13,562.00                13,373.05                 12,637.02
05/31/12             13,733.00                13,526.58                 12,741.93
06/30/12             13,730.00                13,516.13                 12,728.24
07/31/12             13,964.00                13,772.06                 12,929.97
08/31/12             14,027.00                13,806.78                 12,944.69
09/30/12             14,120.00                13,916.21                 13,022.88
10/31/12             14,204.00                13,990.65                 13,059.63
11/30/12             14,484.00                14,308.77                 13,274.78
12/31/12             14,349.00                14,093.44                 13,110.71
01/31/13             14,457.00                14,205.60                 13,165.32
02/28/13             14,531.00                14,259.73                 13,205.19
03/31/13             14,513.00                14,189.05                 13,148.24
04/30/13             14,664.00                14,376.84                 13,292.37
05/31/13             14,570.00                14,205.57                 13,130.00
06/30/13             13,948.00                13,635.18                 12,758.22
07/31/13             13,719.00                13,437.31                 12,646.67
08/31/13             13,468.00                13,191.10                 12,466.18
09/30/13             13,884.00                13,535.53                 12,734.50
10/31/13             13,986.00                13,657.26                 12,835.10
11/30/13             13,970.00                13,629.93                 12,808.65
12/31/13             13,926.00                13,605.92                 12,775.94
01/31/14             14,366.00                13,956.97                 13,024.84
02/28/14             14,576.00                14,171.73                 13,177.57
03/31/14             14,663.00                14,235.93                 13,199.72
04/30/14             14,902.00                14,436.25                 13,358.31
05/31/14             15,130.00                14,684.13                 13,530.32
06/30/14             15,151.00                14,689.70                 13,542.05
07/31/14             15,173.00                14,728.37                 13,565.90
08/31/14             15,347.00                14,944.10                 13,730.22
09/30/14             15,422.00                15,018.11                 13,744.17
10/31/14             15,543.00                15,142.83                 13,838.39
11/30/14             15,575.00                15,165.34                 13,862.36
12/31/14             15,681.00                15,278.24                 13,932.21
01/31/15             15,883.00                15,574.39                 14,179.16
02/28/15             15,793.00                15,416.35                 14,032.94
03/31/15             15,856.00                15,474.64                 14,073.47
04/30/15             15,808.00                15,376.32                 13,999.58
05/31/15             15,788.00                15,338.84                 13,960.88
06/30/15             15,768.00                15,292.00                 13,948.24
07/31/15             15,863.00                15,404.83                 14,049.23
08/31/15             15,925.00                15,455.08                 14,076.86
09/30/15             16,033.00                15,567.43                 14,178.76
10/31/15             16,099.00                15,635.94                 14,235.19
11/30/15             16,163.00                15,725.18                 14,291.75
12/31/15             16,259.00                15,872.52                 14,392.22
01/31/16             16,360.00                16,035.41                 14,563.97
02/29/16             16,395.00                16,058.50                 14,586.78
03/31/16             16,487.00                16,161.38                 14,633.04
04/30/16             16,596.00                16,294.30                 14,740.68
05/31/16             16,656.00                16,376.97                 14,780.55
06/30/16             16,878.00                16,683.93                 15,015.64
07/31/16             16,850.00                16,663.16                 15,024.76
08/31/16             16,908.00                16,707.54                 15,045.09
09/30/16             16,852.00                16,629.87                 14,970.03
10/31/16             16,702.00                16,448.62                 14,812.87
11/30/16             16,078.00                15,727.93                 14,260.47
12/31/16             16,276.00                15,892.74                 14,427.92
01/31/17             16,334.00                15,980.57                 14,523.05
02/28/17             16,457.00                16,083.95                 14,623.92
03/31/17             16,492.00                16,141.68                 14,655.58
04/30/17             16,582.00                16,260.46                 14,761.92
05/31/17             16,826.00                16,524.02                 14,996.22
06/30/17             16,816.00                16,500.26                 14,942.40
07/31/17             16,890.00                16,603.55                 15,063.33
08/31/17             17,012.00                16,741.78                 15,178.01
09/30/17             16,969.00                16,665.32                 15,100.86
10/31/17             16,999.00                16,696.40                 15,137.61
11/30/17             17,001.00                16,660.28                 15,056.56
12/31/17             17,188.00                16,836.52                 15,213.97
01/31/18             17,031.00                16,654.70                 15,034.92
02/28/18             16,968.00                16,582.96                 14,989.97
03/31/18             17,046.00                16,662.52                 15,045.22
04/30/18             17,013.00                16,615.19                 14,991.53
05/31/18             17,200.00                16,830.75                 15,163.28
06/30/18             17,215.00                16,849.70                 15,176.18
07/31/18             17,243.00                16,880.74                 15,213.06
08/31/18             17,277.00                16,925.92                 15,252.03
09/30/18             17,191.00                16,805.46                 15,153.38
10/31/18             17,078.00                16,660.52                 15,060.07
11/30/18             17,222.00                16,793.70                 15,226.75
12/31/18             17,393.00                16,961.86                 15,409.05
01/31/19             17,468.00                17,050.18                 15,525.55
02/28/19             17,562.00                17,150.60                 15,608.69
03/31/19             17,831.00                17,452.36                 15,855.38

                                   [END CHART]

                       Data from 3/31/09 through 3/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Shares to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/19 o
                                (% of Net Assets)

General Obligation ....................................................... 19.3%
Hospital ................................................................. 15.5%
Appropriated Debt ........................................................ 14.9%
Water/Sewer Utility ...................................................... 11.9%
Special Assessment/Tax/Fee ...............................................  7.0%
Education ................................................................  5.4%
Toll Road ................................................................  4.9%
Real Estate Tax/Fee ......................................................  4.5%
Escrowed Bonds ...........................................................  4.3%
Nursing/CCRC .............................................................  3.9%

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

10  | USAA CALIFORNIA BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/19 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         1.7%
AA                                                                         62.7%
A                                                                          23.7%
BBB                                                                         8.7%
BELOW INVESTMENT-GRADE                                                      0.1%
UNRATED                                                                     3.1%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Funds' investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Funds' securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2019:

                                   TAX-EXEMPT
                                   INCOME(1, 2)
                                  -------------
                                       100%
                                  -------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

12  | USAA CALIFORNIA BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CALIFORNIA BOND FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA California Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                          /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2019

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)       SECURITY                                                            RATE         MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
            MUNICIPAL OBLIGATIONS (99.1%)

            CALIFORNIA (96.2%)
$ 1,500     Abag Finance Auth. for Nonprofit Corps.                             5.00%       7/01/2042     $  1,588
  4,235     Abag Finance Auth. for Nonprofit Corps.
              (NBGA - California Health Insurance
              Construction Loan Insurance Program)                              5.00        1/01/2033        4,712
  2,000     Adelanto Public Utility Auth. (INS - Assured
              Guaranty Municipal Corp.)                                         5.00        7/01/2039        2,341
  2,000     Alameda Corridor Transportation Auth.                               5.00       10/01/2037        2,248
  2,000     Albany Unified School District                                      5.00        8/01/2043        2,309
  1,500     Albany Unified School District                                      4.00        8/01/2046        1,572
  1,500     Anaheim Public Financing Auth.                                      5.00        5/01/2046        1,657
 17,520     Association of Bay Area Governments
              (INS - XL Capital Assurance)                                      4.75        3/01/2036       17,721
  4,000     Bay Area Toll Auth.                                                 5.00        4/01/2049        4,722
 15,000     Bay Area Toll Auth. (MUNIPSA + 1.25%),
              (Put Date 4/01/2027)(a)                                           2.75(b)     4/01/2036       15,669
  3,085     Burbank Unified School District, 4.30%, 8/01/2023                   0.00(c)     8/01/2033        2,886
  3,000     Burbank Unified School District, 4.35%, 8/01/2023                   0.00(c)     8/01/2034        2,791
  5,265     Carlsbad Unified School District (PRE)
              (INS - Assured Guaranty Corp.)                                    5.00       10/01/2034        5,361
  9,500     Centinela Valley Union High School District                         4.00        8/01/2050        9,972
  3,000     Central Unified School District (INS - Assured
              Guaranty Corp.)                                                   5.50        8/01/2029        3,041
  1,300     City of Atwater Wastewater (INS - Assured
              Guaranty Municipal Corp.)                                         5.00        5/01/2043        1,506
  5,000     City of Chula Vista                                                 5.88        1/01/2034        5,037
  2,000     City of Fillmore Wastewater                                         5.00        5/01/2047        2,295
  7,115     City of Roseville City Electric (PRE)                               5.00        2/01/2037        7,333
  2,000     City of Santa Clara Electric                                        5.25        7/01/2032        2,165
  5,710     City of Tulare Sewer (INS - Assured Guaranty
              Municipal Corp.)                                                  4.00       11/15/2041        6,041
  5,000     City of Tulare Sewer (INS - Assured Guaranty
              Municipal Corp.)                                                  4.00       11/15/2044        5,281
  3,000     City of Upland                                                      4.00        1/01/2042        3,082
  2,000     City of Upland                                                      5.00        1/01/2047        2,232
  1,350     Corona-Norco Unified School District                                5.00        9/01/2032        1,528

================================================================================

14  | USAA CALIFORNIA BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)       SECURITY                                                            RATE         MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$ 9,000     East Bay Municipal Utility District Wastewater System               5.00%       6/01/2038     $ 11,924
  6,000     Educational Facilities Auth. (PRE)                                  5.38        4/01/2034        6,240
  3,100     Educational Facilities Auth.                                        5.00       10/01/2049        3,555
  1,000     Educational Facilities Auth.                                        5.00       10/01/2037        1,153
  2,000     Educational Facilities Auth.                                        5.00       10/01/2043        2,339
  2,000     Educational Facilities Auth.                                        5.00       10/01/2048        2,330
 11,700     Educational Facility Auth. (LIQ - Deutsche
              Bank A.G.) (LOC - Deutsche Bank A.G.)
              (Put Date 4/05/2019)(d),(e)                                       1.95        3/01/2042       11,700
 10,250     El Centro Financing Auth. (LIQ - Deutsche
              Bank A.G.) (LOC - Deutsche Bank A.G.)
              (Put Date 4/05/2019)(d),(e)                                       1.85        7/01/2058       10,250
  1,500     Elk Grove Finance Auth. (INS - Build America
              Mutual Assurance Co.)                                             5.00        9/01/2038        1,717
 15,000     Foothill-Eastern Transportation Corridor Agency
              (INS - Assured Guaranty Municipal Corp.)
              (Zero Coupon)                                                     0.00        1/15/2034        9,249
  7,500     Foothill-Eastern Transportation Corridor Agency
              (INS - Assured Guaranty Municipal Corp.)
              (Zero Coupon)                                                     0.00        1/15/2035        4,452
  5,500     Golden State Tobacco Securitization Corp.                           5.00        6/01/2035        6,239
  2,400     Grass Valley School District (INS - Build America
              Mutual Assurance Co.)                                             5.00        8/01/2045        2,749
  3,000     Hayward Unified School District (INS - Build
              America Mutual Assurance Co.)                                     5.00        8/01/2044        3,533
 14,000     Health Facilities Financing Auth.                                   4.00       11/15/2041       14,792
 10,000     Health Facilities Financing Auth.                                   4.00       10/01/2047       10,404
  8,105     Health Facilities Financing Auth.                                   4.00        3/01/2039        8,460
  1,000     Health Facilities Financing Auth.                                   5.00        8/15/2042        1,134
  1,050     Health Facilities Financing Auth.
              (NBGA - California Health Insurance
              Construction Loan Insurance Program)                              5.00        7/01/2039        1,200
  2,300     Health Facilities Financing Auth.
              (NBGA - California Health Insurance
              Construction Loan Insurance Program)                              5.00        7/01/2044        2,605
  7,805     Health Facilities Financing Auth.
              (NBGA - California Health Insurance
              Construction Loan Insurance Program)                              5.00        6/01/2042        8,484
  2,100     Health Facilities Financing Auth.                                   5.00       11/15/2039        2,302
  5,000     Health Facilities Financing Auth.                                   5.00        7/01/2033        5,622
  2,940     Indio Redev. Agency                                                 5.25        8/15/2031        2,948
    750     Inglewood Unified School District (INS - Build
              America Mutual Assurance Co.)                                     5.00        8/01/2038          853

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)       SECURITY                                                            RATE         MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$ 6,000     Inland Empire Tobacco Securitization Auth.                          5.75%       6/01/2026     $  6,230
  1,000     Irvine Unified School District                                      5.00        9/01/2042        1,113
  1,000     Irvine Unified School District                                      5.00        9/01/2047        1,108
  1,000     Irvine Unified School District                                      5.00        9/01/2042        1,113
    525     Irvine Unified School District                                      5.00        9/01/2047          582
  1,000     Irvine Unified School District                                      5.00        9/01/2049        1,106
  1,000     Irvine Unified School District                                      5.00        9/01/2045        1,109
  2,000     Irvine Unified School District                                      5.00        9/01/2049        2,212
  6,000     Irvine Unified School District (INS - Build America
              Mutual Assurance Co.)                                             5.00        9/01/2056        6,855
  1,000     Jurupa Public Financing Auth.                                       5.00        9/01/2042        1,120
  1,500     Local Public Schools Funding Auth. (INS - Build
              America Mutual Assurance Co.)                                     4.00        8/01/2052        1,560
  3,875     Long Beach Bond Finance Auth.                                       5.00       11/15/2035        4,814
  4,000     Los Angeles County Facilities, Inc.                                 5.00       12/01/2051        4,649
  2,000     Los Angeles County Public Works Financing Auth.                     5.00       12/01/2044        2,243
  6,000     Los Angeles County Public Works Financing Auth.                     5.00       12/01/2045        6,778
  5,790     March Joint Powers Redev. Agency (INS - Build
              America Mutual Assurance Co.)                                     4.00        8/01/2041        6,125
  3,800     Modesto Irrigation District (PRE)                                   5.75       10/01/2034        3,800
  2,200     Modesto Irrigation District                                         5.75       10/01/2034        2,207
  3,435     Monrovia Financing Auth.                                            5.00       12/01/2045        3,934
  2,345     Monrovia Financing Auth. (INS - Assured
              Guaranty Municipal Corp.)                                         5.00       12/01/2045        2,683
  6,500     Moreno Valley Unified School District
              (INS - Assured Guaranty Municipal Corp.)                          5.00        8/01/2047        7,712
  3,315     Mountain View School District (INS - Build
              America Mutual Assurance Co.)                                     5.00        8/01/2048        3,796
  2,000     Mountain View Shoreline Regional Park Community                     5.63        8/01/2035        2,173
  1,000     Municipal Finance Auth.                                             5.00        7/01/2047        1,113
    750     Municipal Finance Auth.                                             5.00        2/01/2037          849
  1,000     Municipal Finance Auth.                                             5.00        2/01/2047        1,114
  1,000     Municipal Finance Auth.                                             5.00        2/01/2042        1,119
  1,900     Municipal Finance Auth. (NBGA - California Health
              Insurance Construction Loan Insurance Program)                    4.13        5/15/2039        2,005
  2,100     Municipal Finance Auth. (NBGA - California Health
              Insurance Construction Loan Insurance Program)                    4.13        5/15/2046        2,209
  1,000     Municipal Finance Auth.                                             5.00        6/01/2050        1,071
  2,500     Municipal Finance Auth. (NBGA - California Health
              Insurance Construction Loan Insurance Program)                    5.00        5/15/2047        2,894
  2,500     Municipal Finance Auth.                                             5.00        6/01/2043        2,932
  1,500     Norco Community Redev. Agency (PRE)                                 5.88        3/01/2032        1,561
  1,250     Norco Community Redev. Agency (PRE)                                 6.00        3/01/2036        1,302

================================================================================

16  | USAA CALIFORNIA BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)       SECURITY                                                            RATE         MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$ 5,000     Norwalk Redev. Agency (INS - National Public
              Finance Guarantee Corp.)                                          5.00%      10/01/2030     $  5,013
  3,500     Norwalk Redev. Agency (INS - National Public
              Finance Guarantee Corp.)                                          5.00       10/01/2035        3,510
  7,500     Norwalk-La Mirada Unified School District
              (INS - Assured Guaranty Municipal Corp.)
              (Zero Coupon)                                                     0.00        8/01/2030        5,566
  6,205     Oakdale Irrigation District (PRE)                                   5.50        8/01/2034        6,289
 12,230     Palomar Health (INS - Assured Guaranty
              Municipal Corp.) (Zero Coupon)                                    0.00        8/01/2031        8,393
  5,500     Palomar Health (INS - National Public Finance
              Guarantee Corp.) (Zero Coupon)                                    0.00        8/01/2026        4,552
  2,000     Pittsburg Successor Agency Redev. Agency
              (INS - Assured Guaranty Municipal Corp.)                          5.00        9/01/2029        2,379
  4,000     Pollution Control Financing Auth.(d)                                5.25        8/01/2040        4,201
  6,000     Pollution Control Financing Auth.(d)                                5.00        7/01/2039        6,980
  2,000     Pollution Control Financing Auth.(d)                                5.00       11/21/2045        2,301
  1,500     Pomona Unified School District (INS - Build
              America Mutual Assurance Co.)                                     5.00        8/01/2039        1,689
  3,000     Public Finance Auth.                                                5.00       10/15/2047        3,293
  1,000     Public Finance Auth.                                                5.00       10/15/2037        1,107
  5,705     Public Works Board                                                  5.00        4/01/2031        5,719
  6,875     Public Works Board                                                  5.00        4/01/2031        6,891
  2,000     Regents of the Univ. of California Medical Center                   4.00        5/15/2044        2,087
  2,800     Rio Elementary School District (INS - Assured
              Guaranty Municipal Corp.)                                         4.00        8/01/2045        2,946
  1,250     Riverside County Public Financing Auth.
              (INS - Build America Mutual Assurance Co.)                        4.00       10/01/2036        1,321
  1,625     Riverside County Public Financing Auth.
              (INS - Build America Mutual Assurance Co.)                        4.00       10/01/2037        1,712
  2,000     Riverside County Redev. Successor Agency
              (INS - Build America Mutual Assurance Co.)                        4.00       10/01/2037        2,118
  2,000     Riverside County Transportation Commission (PRE)                    5.25        6/01/2039        2,314
  2,000     RNR School Financing Auth. (INS - Build
              America Mutual Assurance Co.)                                     5.00        9/01/2041        2,282
  2,000     Sacramento Area Flood Control Agency
              (INS - Build America Mutual Assurance Co.)                        5.00       10/01/2044        2,243
 17,765     Sacramento City Financing Auth. (LIQ - Deutsche
              Bank A.G.) (LOC - Deutsche Bank A.G.)
              (Put Date 4/05/2019)(d),(e)                                       1.60       12/01/2033       17,765
  4,155     Sacramento City Financing Auth. (LIQ - Deutsche
              Bank A.G.) (LOC - Deutsche Bank A.G.)
              (Put Date 4/05/2019)(d),(e)                                       1.61       12/01/2030        4,155

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)       SECURITY                                                            RATE         MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$ 1,100     Sacramento County Airport System                                    5.00%       7/01/2041     $  1,265
  1,020     Sacramento Unified School District (INS - Build
              America Mutual Assurance Co.)                                     5.00        7/01/2038        1,125
  3,000     San Bruno Park Elementary School District                           5.00        8/01/2048        3,429
  2,000     San Diego County Regional Airport Auth.                             5.00        7/01/2040        2,078
  1,500     San Diego County Regional Airport Auth.                             5.00        7/01/2047        1,740
  2,500     San Diego Public Facilities Financing Auth.                         5.00       10/15/2044        2,879
  1,000     San Diego Public Facilities Financing Auth. (PRE)                   5.25        5/15/2029        1,044
  5,760     San Francisco City & County Airport Comm-San
              Francisco International Airport                                   4.90        5/01/2029        5,885
 10,000     San Jose Financing Auth.                                            5.00        6/01/2039       11,156
  2,750     San Leandro Unified School District (INS - Build
              America Mutual Assurance Co.)                                     5.00        8/01/2043        3,238
  1,500     San Luis & Delta Mendota Water Auth.
              (INS - Build America Mutual Assurance Co.)                        5.00        3/01/2038        1,654
  3,000     San Marcos Schools Financing Auth. (PRE)
              (INS - Assured Guaranty Municipal Corp.)                          5.00        8/15/2035        3,149
  5,000     San Ramon Redev. Agency (INS - Build America
              Mutual Assurance Co.)                                             5.00        2/01/2038        5,615
  3,500     Santa Barbara Financing Auth.                                       5.00        7/01/2029        3,531
  9,000     Santa Barbara Financing Auth.                                       5.00        7/01/2039        9,080
  5,250     Santa Clarita CCD                                                   4.00        8/01/2046        5,562
  6,000     Santa Cruz County Redev. Agency (INS - Assured
              Guaranty Municipal Corp.)                                         5.00        9/01/2035        6,996
  1,000     Santa Rosa High School District (INS - Assured
              Guaranty Municipal Corp.)                                         5.00        8/01/2043        1,166
  1,750     School Finance Auth.(d)                                             5.00        8/01/2041        1,897
  2,250     School Finance Auth.(d)                                             5.00        8/01/2046        2,434
  1,370     School Finance Auth.(d)                                             5.00        7/01/2047        1,520
  5,000     State                                                               5.75        4/01/2031        5,004
  4,000     State                                                               5.25        2/01/2030        4,380
  9,500     State                                                               5.00        8/01/2046       10,973
  2,500     State                                                               5.00        9/01/2045        2,894
  7,000     State                                                               5.00       11/01/2047        8,198
  3,000     State                                                               5.00        2/01/2043        3,292
  2,000     Statewide Communities Dev. Auth.                                    5.00        5/15/2040        2,238
  1,500     Statewide Communities Dev. Auth.                                    5.00        5/15/2042        1,597
  1,500     Statewide Communities Dev. Auth.                                    5.00        5/15/2047        1,594
    500     Statewide Communities Dev. Auth.                                    5.00       11/01/2043          562
  3,000     Statewide Communities Dev. Auth.                                    4.00        8/15/2051        3,088
  2,750     Statewide Communities Dev. Auth.                                    5.00       10/01/2046        3,099
  4,000     Statewide Communities Dev. Auth.
              (NBGA - California Health Insurance
              Construction Loan Insurance Program)                              4.00       11/01/2046        4,202

================================================================================

18  | USAA CALIFORNIA BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)       SECURITY                                                            RATE         MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$ 2,400     Statewide Communities Dev. Auth.
              (NBGA - California Health Insurance
             Construction Loan Insurance Program)                               5.00%       8/01/2044     $  2,662
  1,000     Statewide Communities Dev. Auth.                                    5.00        5/15/2047        1,127
  1,000     Statewide Communities Dev. Auth.                                    5.00        5/15/2050        1,124
  1,400     Statewide Communities Dev. Auth.
              (Put Date 4/05/2019)(e)                                           1.37        4/01/2046        1,400
  9,330     Statewide Communities Dev. Auth.
              (Put Date 4/05/2019)(e)                                           1.37        4/01/2046        9,330
  4,000     Statewide Communities Dev. Auth.                                    5.00        7/01/2048        4,619
  1,000     Statewide Communities Dev. Auth.                                    5.00       12/01/2053        1,142
  2,500     Statewide Communities Dev. Auth.                                    5.00       12/01/2057        2,824
  1,995     Statewide Communities Dev. Auth.                                    5.00        1/01/2048        2,230
  7,500     Temecula Valley Unified School District
              (INS - Assured Guaranty Municipal Corp.)                          4.00        8/01/2045        7,840
  1,575     Temecula Valley Unified School District Financing
              Auth. (INS - Build America Mutual Assurance Co.)                  5.00        9/01/2040        1,779
  8,485     Twin Rivers Unified School District (INS - Assured
              Guaranty Municipal Corp.) (Put Date 6/01/2020)(a)                 3.20        6/01/2041        8,496
  1,105     Val Verde Unified School District (INS - Build
              America Mutual Assurance Co.)                                     5.00        8/01/2034        1,268
  1,530     Val Verde Unified School District (INS - Build
              America Mutual Assurance Co.)                                     5.00        8/01/2035        1,751
  4,475     Val Verde Unified School District (INS - Assured
              Guaranty Municipal Corp.)                                         4.00        8/01/2045        4,688
  4,000     Val Verde Unified School District (INS - Build
              America Mutual Assurance Co.)                                     5.00        8/01/2044        4,582
  1,683     Vallejo Sanitation & Flood Control District
              (INS - National Public Finance Guarantee Corp.)                   5.00        7/01/2019        1,695
  5,000     Victor Valley Union High School District
              (INS - Assured Guaranty Municipal Corp.)                          4.00        8/01/2037        5,349
 15,190     Victorville JT Powers Finance Auth.
              (LOC - BNP Paribas) (Put Date 4/05/2019)(e)                       1.75        5/01/2040       15,190
  1,250     Washington Township Health Care District                            6.00        7/01/2029        1,262
  1,000     Washington Township Health Care District                            5.00        7/01/2042        1,114
  4,585     West Kern Water District                                            5.00        6/01/2028        4,907
  6,000     Western Placer Unified School District
              (INS - Assured Guaranty Municipal Corp.)                          4.00        8/01/2041        6,347
                                                                                                          --------
                                                                                                           671,631
                                                                                                          --------
            GUAM (2.3%)
  1,000     Power Auth.                                                         5.00       10/01/2034        1,058
  2,800     Power Auth.                                                         5.00       10/01/2040        3,078

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)       SECURITY                                                            RATE         MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$ 7,000     Waterworks Auth.                                                    5.00%       1/01/2046     $  7,615
  4,000     Waterworks Auth.                                                    5.50        7/01/2043        4,334
                                                                                                          --------
                                                                                                            16,085
                                                                                                          --------
            U.S. VIRGIN ISLANDS (0.6%)
  1,125     Public Finance Auth.                                                4.00       10/01/2022        1,080
  3,000     Public Finance Auth.(d)                                             5.00        9/01/2033        3,230
                                                                                                          --------
                                                                                                             4,310
                                                                                                          --------
            Total Municipal Obligations (cost: $669,317)                                                   692,026
                                                                                                          --------

            TOTAL INVESTMENTS (COST:$ 669,317)                                                            $692,026
                                                                                                          ========

------------------------------------------------------------------------------------------------------------------
($ in 000s)                                             VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                              LEVEL 1           LEVEL 2            LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Municipal Obligations                                    $-          $692,026                 $-          $692,026
------------------------------------------------------------------------------------------------------------------
Total                                                    $-          $692,026                 $-          $692,026
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

20  | USAA CALIFORNIA BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD            Community College District
    MUNIPSA        Securities Industry and Financial Markets Association
                   (SIFMA) Municipal Swap Index
    PRE            Pre-refunded to a date prior to maturity
    Zero Coupon    Normally issued at a significant discount from face value and does not provide for periodic interest payments. Income is earned from the purchase date by accreting the purchase discount of the security to par over the life of the security.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

    collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (b) Floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2019.

    (c) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by

================================================================================

22  | USAA CALIFORNIA BOND FUND

================================================================================

        USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (e) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2019

------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $669,317)                     $692,026
   Cash                                                                                    18
   Receivables:
      Capital shares sold                                                                  95
      Interest                                                                          7,102
                                                                                     --------
         Total assets                                                                 699,241
                                                                                     --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                             227
      Dividends on capital shares                                                         358
   Accrued management fees                                                                188
   Accrued transfer agent's fees                                                            5
   Other accrued expenses and payables                                                     67
                                                                                     --------
         Total liabilities                                                                845
                                                                                     --------
            Net assets applicable to capital shares outstanding                      $698,396
                                                                                     ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                   $680,486
   Distributable earnings                                                              17,910
                                                                                     --------
            Net assets applicable to capital shares outstanding                      $698,396
                                                                                     ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $691,391/62,429 capital shares
         outstanding, no par value)                                                  $  11.07
                                                                                     ========
      Adviser Shares (net assets of $7,005/633 capital shares
         outstanding, no par value)                                                  $  11.06
                                                                                     ========

See accompanying notes to financial statements.

================================================================================

24  | USAA CALIFORNIA BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                    $25,071
                                                                                      -------
EXPENSES
   Management fees                                                                      2,079
   Administration and servicing fees:
      Fund Shares                                                                       1,013
      Adviser Shares                                                                       10
   Transfer agent's fees:
      Fund Shares                                                                         158
      Adviser Shares                                                                        2
   Distribution and service fees (Note 6):
      Adviser Shares                                                                       17
   Custody and accounting fees:
      Fund Shares                                                                         131
      Adviser Shares                                                                        1
   Postage:
      Fund Shares                                                                          12
   Shareholder reporting fees:
      Fund Shares                                                                          15
   Trustees' fees                                                                          36
   Professional fees                                                                       81
   Other                                                                                   20
                                                                                      -------
         Total expenses                                                                 3,575
                                                                                      -------
NET INVESTMENT INCOME                                                                  21,496
                                                                                      -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                      762
   Change in net unrealized appreciation/(depreciation)                                 8,728
                                                                                      -------
         Net realized and unrealized gain                                               9,490
                                                                                      -------
   Increase in net assets resulting from operations                                   $30,986
                                                                                      =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

---------------------------------------------------------------------------------------------

                                                                             2019        2018
---------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $ 21,496    $ 22,873
   Net realized gain on investments                                           762         557
   Change in net unrealized appreciation/(depreciation)
      of investments                                                        8,728        (857)
                                                                         --------------------
      Increase in net assets resulting from operations                     30,986      22,573
                                                                         --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                            (21,287)    (22,632)
   Adviser Shares                                                            (201)       (221)
                                                                         --------------------
      Distributions to shareholders                                       (21,488)    (22,853)
                                                                         --------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                              7,491       5,342
   Adviser Shares                                                             (76)        (97)
                                                                         --------------------
      Total net increase in net assets from capital
         share transactions                                                 7,415       5,245
                                                                         --------------------
   Net increase in net assets                                              16,913       4,965

NET ASSETS
   Beginning of year                                                      681,483     676,518
                                                                         --------------------
   End of year                                                           $698,396    $681,483
                                                                         ====================

See accompanying notes to financial statements.

================================================================================

26  | USAA CALIFORNIA BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA California Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

The Fund consists of two classes of shares: California Bond Fund Shares (Fund Shares) and California Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed on July 1, 2019, pending satisfaction of certain closing conditions and approvals. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

28  | USAA CALIFORNIA BOND FUND

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase

================================================================================

30  | USAA CALIFORNIA BOND FUND

================================================================================

    or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended March 31, 2019, the Fund paid CAPCO facility fees of $6,000, which represents 0.8% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2019.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2019, and 2018, was as follows:

                                                  2019             2018
                                              ----------------------------
Tax-exempt income                             $21,488,000      $22,853,000

As of March 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                $   354,000
Accumulated capital and other losses                            (4,795,000)
Unrealized appreciation of investments                          22,709,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

32  | USAA CALIFORNIA BOND FUND

================================================================================

For the year ended March 31, 2019, the Fund utilized capital loss carryforwards of $766,000, to offset capital gains. At March 31, 2019, the Fund had net capital loss carryforwards of $4,795,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                            CAPITAL LOSS CARRYFORWARDS
                      -------------------------------------
                                  TAX CHARACTER
                      -------------------------------------
                      (NO EXPIRATION)             BALANCE
                      ---------------            ----------
                      Short-Term                 $   34,000
                      Long-Term                   4,761,000
                                                 ----------
                      Total                      $4,795,000
                                                 ==========

TAX BASIS OF INVESTMENTS - At March 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/ (depreciation) on investments are disclosed below:

                                                                                  NET
                                                GROSS            GROSS         UNREALIZED
                                              UNREALIZED       UNREALIZED     APPRECIATION/
FUND                          TAX COST       APPRECIATION     DEPRECIATION   (DEPRECIATION)
-------------------------------------------------------------------------------------------
USAA California Bond Fund   $669,317,000     $25,028,000      $(2,319,000)     $22,709,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2019, were $111,455,000 and $108,461,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended March 31, 2019 were as follows:

<CAPTIN>
PURCHASES                              SALES                             NET REALIZED GAIN
------------------------------------------------------------------------------------------
$51,050,000                         $38,530,000                                 $-

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                          YEAR ENDED             YEAR ENDED
                                        MARCH 31, 2019          MARCH 31, 2018
                                     -------------------------------------------
                                     SHARES       AMOUNT      SHARES      AMOUNT
                                     -------------------------------------------
     FUND SHARES:
     Shares sold                      6,162     $ 67,106       5,757    $ 63,554
     Shares issued from
      reinvested dividends            1,554       16,937       1,607      17,703
     Shares redeemed                 (7,042)     (76,552)     (6,888)    (75,915)
                                     -------------------------------------------
     Net increase from capital
      share transactions                674     $  7,491         476     $ 5,342
                                     ===========================================
     ADVISER SHARES:
     Shares sold                         82     $    895          19     $   207
     Shares issued from
      reinvested dividends                4           37           4          47
     Shares redeemed                    (93)      (1,008)        (32)       (351)
                                     -------------------------------------------
     Net decrease from capital
      share transactions                 (7)    $    (76)         (9)    $   (97)
                                     ===========================================

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of the average daily net assets of the Fund, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. For the year ended March 31, 2019, the Fund's effective annualized base fee was 0.32% of the Fund's average daily net assets for the same period.

================================================================================

34  | USAA CALIFORNIA BOND FUND

================================================================================

The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper California Municipal Debt Funds Index. The Lipper California Municipal Debt Funds Index tracks the total return performance of funds within the Lipper California Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper California Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended March 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $2,079,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(115,000) and $(3,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.02)% and (0.04)%, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2019, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,013,000 and $10,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2019, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2019, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $158,000 and $2,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $17,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and

================================================================================

36  | USAA CALIFORNIA BOND FUND

================================================================================

receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA a large, diversified financial services institution. At March 31, 2019, USAA and its affiliates owned 479,000 Adviser Shares, which represents 75.6% of the Adviser Shares outstanding and 0.8% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(9) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

(10) SUBSEQUENT EVENT

As discussed in Note 1, a special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement (the "New Advisory Agreement") between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. The New Advisory Agreement will become effective upon the closing of the Transaction (as discussed in Note 1) whereby AMCO will be acquired by Victory Holdings, the parent company of Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

================================================================================

38  | USAA CALIFORNIA BOND FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED MARCH 31,
                                    -----------------------------------------------------------------
                                        2019          2018         2017           2016           2015
                                    -----------------------------------------------------------------
Net asset value at
 beginning of period                $  10.92      $  10.92     $  11.29       $  11.27       $  10.83
                                    -----------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                   .34           .37          .37            .42            .43
 Net realized and
  unrealized gain (loss)                 .15          (.00)(a)     (.37)           .02            .44
                                    -----------------------------------------------------------------
Total from investment
 operations                              .49           .37          .00(a)         .44            .87
                                    -----------------------------------------------------------------
Less distributions from:
 Net investment income                  (.34)         (.37)        (.37)          (.42)          (.43)
                                    -----------------------------------------------------------------
Net asset value at
 end of period                      $  11.07      $  10.92     $  10.92       $  11.29       $  11.27
                                    =================================================================
Total return (%)*                       4.61          3.37          .01           3.98           8.14
Net assets at end
 of period (000)                    $691,391      $674,498     $669,435       $698,731       $675,694
Ratios to average
 daily net assets:**
 Expenses (%)(b)                         .52           .51          .51(c)         .56(c)         .57(c)
 Net investment income (%)              3.15          3.32         3.34           3.74           3.85
Portfolio turnover (%)                    18             6           26              9              4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $675,475,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  39

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MARCH 31,
                                    --------------------------------------------------------------------
                                      2019           2018            2017           2016            2015
                                    --------------------------------------------------------------------
Net asset value at
 beginning of period                $10.91         $10.91          $11.28         $11.26          $10.82
                                    --------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                 .32            .34             .35            .39             .40
 Net realized and
  unrealized gain (loss)               .15           (.00)(a)        (.37)           .02             .44
                                    --------------------------------------------------------------------
Total from investment
 operations                            .47            .34            (.02)           .41             .84
                                    --------------------------------------------------------------------
Less distributions from:
 Net investment income                (.32)          (.34)           (.35)          (.39)           (.40)
 Redemption fees added
  to beneficial interests                -              -             .00(a)           -               -
                                    --------------------------------------------------------------------
Net asset value at
 end of period                      $11.06         $10.91          $10.91         $11.28          $11.26
                                    ====================================================================
Total return (%)*                     4.37           3.12            (.24)          3.73            7.86
Net assets at end
 of period (000)                    $7,005         $6,985          $7,083         $8,303          $7,948
Ratios to average daily
 net assets:**
 Expenses (%)(b)                       .76            .75             .75(c)         .80(c)          .83(c),(d)
 Expenses, excluding
  reimbursements (%)(b)                .76            .75             .75(c)         .80(c)          .83(c)
 Net investment income (%)            2.92           3.08            3.09           3.49            3.58
Portfolio turnover (%)                  18              6              26              9               4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were $6,913,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average daily net assets.

================================================================================

40  | USAA CALIFORNIA BOND FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2018, through March 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE         OCTOBER 1, 2018 -
                                        OCTOBER 1, 2018        MARCH 31, 2019         MARCH 31, 2019
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $1,037.20                  $2.74

Hypothetical
  (5% return before expenses)               1,000.00              1,022.24                   2.72

ADVISER SHARES
Actual                                      1,000.00              1,036.00                   3.91

Hypothetical
  (5% return before expenses)               1,000.00              1,021.09                   3.88

*Expenses are equal to the annualized expense ratio of 0.54% for Fund Shares and 0.77% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.72% for Fund Shares and 3.60% for Adviser Shares for the six-month period of October 1, 2018, through March 31, 2019.

================================================================================

42  | USAA CALIFORNIA BOND FUND

================================================================================

ADVISORY AGREEMENT

March 31, 2019

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                        ADVISORY AGREEMENT |  43

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

44  | USAA CALIFORNIA BOND FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

   o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

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                                                        ADVISORY AGREEMENT |  45
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   o  Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

   o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

   o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

   o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

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46  | USAA CALIFORNIA BOND FUND
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   o  The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

   o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

   o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

   o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

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                                                        ADVISORY AGREEMENT |  47

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     businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

   o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

   o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

   o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

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48  | USAA CALIFORNIA BOND FUND
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is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds4, Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

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                                                        ADVISORY AGREEMENT |  49

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

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50  | USAA CALIFORNIA BOND FUND
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objectives and strategies managed by the portfolio managers who would manage the
Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

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                                                        ADVISORY AGREEMENT |  51

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Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

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52  | USAA CALIFORNIA BOND FUND

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the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

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                                                        ADVISORY AGREEMENT |  53

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deliver investment products and services to USAA's direct member-based channel.
The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  55
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If you would like more information about the funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

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DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

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BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-present); Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

62  | USAA CALIFORNIA BOND FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
        USAA                                                         PRSRT STD
        9800 Fredericksburg Road                                   U.S. Postage
        San Antonio, TX 78288                                          PAID
                                                                       USAA
                                                                  --------------

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================================================================================
40860-0519                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF GLOBAL EQUITY INCOME FUND]

================================================================================

         ANNUAL REPORT
         USAA GLOBAL EQUITY INCOME FUND
         FUND SHARES (UGEIX) o INSTITUTIONAL SHARES (UIGEX)
         MARCH 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"HISTORICALLY, AN INVERTED YIELD CURVE HAS BEEN
A RELIABLE INDICATOR OF A COMING RECESSION,         [PHOTO OF BROOKS ENGLEHARDT]
THOUGH I WOULD NOTE THAT THE LAG BETWEEN AN
INVERSION AND A RECESSION HAS BEEN INCONSISTENT."

--------------------------------------------------------------------------------

MAY 2019

Shifting expectations about the Federal Reserve's (Fed) monetary policy drove the performance of the financial markets during the 12-month reporting period. At the beginning of the period, the Fed was expected to continue increasing short-term interest rates. By the end of the period, investors believed policymakers would not increase interest rates at all during 2019.

The Fed, which had raised short-term rates in March 2018--just before the period started--implemented additional interest rate hikes in June 2018 and September 2018, citing ongoing strength in the U.S. economy. In this environment, U.S. stocks posted steady gains, hitting their high of the reporting period in early October 2018. The U.S. stock market subsequently retreated on worries that the Fed might overshoot, meaning that policymakers could raise short-term interest rates too quickly and stifle U.S. economic growth. Equity market volatility also increased outside of the United States, as investor uncertainty about Fed monetary policy amplified concerns about a slowdown in the pace of global economic growth and possible changes to the global trade regime. The Fed increased this uncertainty with another interest rate hike in December 2018, sending U.S. stocks to their lowest levels of the reporting period. However, in January 2019, stocks rallied after Fed Chair Jerome Powell said the central bank was committed to supporting U.S. economic expansion and that its monetary policy would be responsive to changing conditions. Stock prices continued to advance through the end of the first quarter of 2019, recovering almost all of the ground they had lost in late 2018. Notably, in the first quarter of 2019, the U.S. stock market recorded its largest quarterly gain since the 2008 financial crisis.

In the fixed income market, intermediate- and longer-term yields ended the reporting period lower than they started, driving up bond prices, which move in the opposite direction of yields. Yields had climbed during the first seven months of the reporting period, as the Fed continued to hike short-term interest rates. The yield on the 10-year U.S. Treasury note, which began in April 2018 at 2.74%, rose to 3.24% on November 8th--its high point of the reporting period. Yields then declined, falling back below 3% in early December 2018, as investors dialed back their expectations for Fed interest rate

================================================================================

================================================================================

hikes amid concern about a possible slowdown in economic growth. Near the end of the reporting period, the 10-year Treasury yield dropped to 2.38%, its lowest level since 2017, after the Fed downgraded its outlook for the U.S. economy and signaled that it might not raise interest rates during 2019.

At the same time, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. Historically, an inverted yield curve has been a reliable indicator of a coming recession, though I would note that the lag between an inversion and a recession has been inconsistent. At USAA Investments, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years.

Against this backdrop, I am pleased to say that USAA's tax-exempt portfolios generated positive returns during the reporting period. Market conditions were one reason for the solid performance--supply-and-demand conditions were favorable and municipal bond yields fell--but the hard work of the municipal investment team deserves the largest share of praise. Our experienced professionals sought opportunities that had the potential to enhance the performance of the portfolios, as well as investments that could provide higher yields to shareholders.

As I write to you, spring is well underway. It may be a good time to give your portfolio a spring cleaning. In my experience, financial matters can end up on the back burner when spring turns into summer and we embark on vacations or take time out to enjoy get-togethers with family and friends. If you have questions about your portfolio or would like to review your investment plan, please give one of our financial advisors a call. They can help you make sure you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

   Distributions to Shareholders                                              10

   Report of Independent Registered
     Public Accounting Firm                                                   11

   Portfolio of Investments                                                   12

   Notes to Portfolio of Investments                                          17

   Financial Statements                                                       18

   Notes to Financial Statements                                              22

   Financial Highlights                                                       37

EXPENSE EXAMPLE                                                               39

ADVISORY AGREEMENT                                                            41

TRUSTEES' AND OFFICERS' INFORMATION                                           53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

USAA Asset Management Company

    DAN DENBOW, CFA                                    SETH MILLER, CFA*
    JOHN P. TOOHEY, CFA

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    For essentially the first half of the reporting period ending March 31, 2019, domestic equities were bolstered by a combination of strong U.S. economic growth, better than expected corporate earnings and robust investor sentiment. Overseas, a variety of concerns acted to mute stock returns including weak European economies, uncertainty around a resolution to Brexit and broader threats to the European Union stemming from nationalist political movements. Fears that U.S.-China trade tensions could derail demand from China as it sought to balance maintaining growth adequate to fuel its rising middle class with executing needed market reforms also weighed disproportionately on international stocks.

    The investment backdrop shifted considerably in early October 2018, however, as the Federal Reserve (Fed) Chairman Jerome Powell indicated that short-term interest rates could be raised to a great and faster extent than investors had been anticipating. Escalating rhetoric around trade and the longest U.S. government shutdown in history also pressured stocks.

    Markets regained their footing entering 2019, largely a reflection of looser central bank policy. The Fed indicated it was prepared to be patient with respect to raising its benchmark interest rate and ultimately made clear that it planned to hold interest rates steady through year end. Overseas, China took aggressive steps to stimulate its industrial sector while the European Central Bank added credit to the banking system and announced

    *Seth Miller began co-managing the Fund in August 2018.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    its readiness to pursue a more accommodative approach to interest rates and quantitative easing. An end to the U.S. government shutdown and optimism around a trade resolution further boosted sentiment and fueled a strong upward move in stock prices globally.

    For the reporting period ended March 31, 2019, U.S. stocks returned 9.50% as gauged by the S&P 500 Index, while international stocks as measured by the MSCI EAFE Index declined 3.71%. The best performing sectors in the period were utilities, information technology, healthcare and consumer staples, while the performance lagged for industrials, materials, consumer discretionary and financials. Dividend oriented stocks slightly outperformed the overall market, with the benchmark MSCI World High Dividend Yield Index returning a positive 5.31% vs. 4.01% for the broad MSCI World Index.

o HOW DID THE USAA GLOBAL EQUITY INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended March 31, 2019, the Fund Shares and Institutional Shares had a total return of 3.43% and 3.47%. This compares to returns of 5.31% for the MSCI World High Dividend Yield Index (the Index) and 2.49% for the Lipper Global Equity Income Funds Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    The Fund focuses on income-oriented equities globally and will normally have roughly equal weights in U.S. and international stocks, although this will vary to some degree depending on where we see the better value. In

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    selecting stocks, we emphasize not only the current dividend but also a company's likely ability to grow its dividend. As a result, the average current dividend of companies held by the Fund will generally be somewhat lower than the benchmark. However, our view is that a focus on dividend growers should provide an improved total return profile as we invest within the global dividend stock universe.

    For the reporting period ended March 31, 2019, stock selection weighed slightly on the Fund's performance relative to the benchmark. Stock selection was most negative in consumer staples, energy and information technology. This was partially offset by positive selection in industrials, healthcare and materials. The Fund's sector allocations were a modest drag on performance as well, with underweights to consumer staples and healthcare the biggest detractors. By contrast, underweights to consumer discretionary and communication services aided relative return, as did an overweight to information technology.

    In terms of individual securities, positive contributions to performance were led by Canadian wireless company Rogers Communications, Inc. "B" (Rogers). The stock strongly outperformed for the period as Rogers is transitioning from more of a turnaround story to a revenue and earnings growth story, even as balance sheet leverage is improving. There is also optimism on the company's Ignite TV launch, which should support better results in its cable business. We remain overweight in the stock. A position in Republic Services, Inc. also added to relative performance as the waste collection and disposal company has seen steady low single digit organic growth driven by price increases. The stock also saw multiple expansion as the stock is seen as defensive. We view the company's consistent organic growth profile as attractive and remain overweight the stock. Fast food giant McDonald's Corp. (McDonald's) was another strong performer for the Fund over the reporting period. McDonald's has been reporting stronger same store sales growth than expected, with results particularly strong in the U.K., Germany, Australia and Italy. U.S. same-store results were positive as well despite a headwind from restaurant remodels. The remodeled restaurants should lead to improved speed of service and convenience and drive higher per-store sales. The Fund

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    remains overweight in the stock. Finally, an underweight to IBM* driven by skepticism over the technology company's ability to increase topline sales was additive.

    On the downside, British American Tobacco plc* weighed on results as the stock was hit by increased regulatory worries. This came into focus over the past year as the FDA proposed lower nicotine levels and proceeded with a rulemaking process for a ban on menthol cigarettes. While any ban on menthol cigarettes could take years, this hurt sentiment regarding the stock given the company's reliance on menthol sales. British American Tobacco plc has also struggled with its next generation products as it has fallen behind globally in both heated tobacco and e-vapor. Shares of Schlumberger Ltd. performed poorly along with the entire oilfield services sector. In the U.S., oil rig deployment increased but to a lesser extent than hoped, partly due to production bottlenecks in the Permian Basin. In addition, with oil prices roughly flat from the end of March 2018 to the end of March 2019, the exploration and production companies have been showing more discipline in their capital spending, constraining drilling activity. We expect Permian infrastructure improvements throughout 2019, which should help activity and improve pricing, and the Fund remains overweight in Schlumberger Ltd. Western Digital Corp. was another laggard within the portfolio as the pricing environment softened for its memory storage products. The price declines have been driven by an increase in capacity and a decline in demand in end markets such as smartphones, hyperscale and PCs. We expect demand for high end smartphones and hyperscale spending to stabilize in 2019 and continue to have a modest overweight position in the stock.

    Entering the Fund's new fiscal period, we expect the markets to continue to focus on talks between the U.S. and its trading partners in China and the European Union. A key question is whether tariffs will put further pressure on global growth. China is engaged in large fiscal and monetary stimulus, and central banks globally appear to be on hold if not leaning

    *IBM and British American Tobacco plc were sold out of the Fund prior to March 31, 2019.

================================================================================

4  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    toward being more accommodative, which should continue to support equity valuations. The political outlook will increasingly become a focus for the markets in coming months, especially as we see escalating rhetoric in the run-up to the 2020 U.S. Presidential election and the Democratic party begins to narrow its current multitude of candidates.

    On a long-term basis, we believe that focusing on quality companies with attractive valuations and dividend income is a sound strategy from a total return perspective.

    Thank you for allowing us to assist you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Dividends are not guaranteed. In any year, dividends may be higher, lower, or not paid at all.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

                       o AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 o

----------------------------------------------------------------------------------------------------
                                                                                SINCE      INCEPTION
                                         1 YEAR     5 YEAR       10 YEAR      INCEPTION*      DATE
----------------------------------------------------------------------------------------------------
Fund Shares
  (Ticker Symbol: UGEIX)                  3.43%          -             -           4.92%     8/07/15
Institutional Shares
  (Ticker Symbol: UIGEX)                  3.47%          -             -           4.96%     8/07/15
MSCI World High
  Dividend Yield Index**                  5.31%       4.96%        12.16%             -           -
Lipper Global Equity
  Income Funds Index***                   2.49%       4.34%            -              -           -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged MSCI World High Dividend Yield Index is a free float-adjusted market capitalization weighed index that is designed to measure the equity market performance of developed and emerging markets.

***The unmanaged Lipper Global Equity Income Funds Index which measures the Fund's performance to that of the Lipper Global Equity Income Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

                         o GROWTH OF $10,000 INVESTMENT o

                      [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                      LIPPER
                          MSCI WORLD               GLOBAL EQUITY                USAA GLOBAL
                        HIGH DIVIDEND              INCOME FUNDS                EQUITY INCOME
                         YIELD INDEX                   INDEX                    FUND SHARES
07/31/15                 $10,000.00                 $10,000.00                  $10,000.00
08/31/15                   9,398.61                   9,429.12                    9,350.00
09/30/15                   9,159.15                   9,182.62                    9,030.00
10/31/15                   9,866.73                   9,759.31                    9,650.00
11/30/15                   9,719.34                   9,676.75                    9,510.00
12/31/15                   9,581.12                   9,537.00                    9,316.00
01/31/16                   9,247.14                   9,219.54                    8,935.00
02/29/16                   9,312.39                   9,183.69                    8,915.00
03/31/16                   9,942.16                   9,733.62                    9,465.00
04/30/16                  10,142.82                   9,820.25                    9,707.00
05/31/16                  10,143.87                   9,878.12                    9,737.00
06/30/16                  10,238.75                   9,921.61                    9,848.00
07/31/16                  10,487.05                  10,203.27                   10,062.00
08/31/16                  10,429.82                  10,165.14                   10,011.00
09/30/16                  10,504.33                  10,192.32                   10,042.00
10/31/16                  10,191.50                   9,952.40                    9,797.00
11/30/16                  10,176.77                  10,003.44                    9,818.00
12/31/16                  10,470.97                  10,224.07                   10,128.00
01/31/17                  10,611.22                  10,382.61                   10,261.00
02/28/17                  10,934.19                  10,645.94                   10,538.00
03/31/17                  11,089.82                  10,777.54                   10,727.00
04/30/17                  11,161.38                  10,903.92                   10,768.00
05/31/17                  11,467.99                  11,160.16                   11,015.00
06/30/17                  11,445.05                  11,185.23                   10,980.00
07/31/17                  11,633.98                  11,352.28                   11,146.00
08/31/17                  11,654.19                  11,358.57                   11,167.00
09/30/17                  11,952.45                  11,582.01                   11,438.00
10/31/17                  11,993.67                  11,680.29                   11,521.00
11/30/17                  12,262.11                  11,907.57                   11,761.00
12/31/17                  12,370.41                  12,049.18                   11,832.00
01/31/18                  12,830.26                  12,497.58                   12,316.00
02/28/18                  12,193.26                  11,925.39                   11,695.00
03/31/18                  11,981.32                  11,756.98                   11,522.00
04/30/18                  12,069.81                  11,866.45                   11,596.00
05/31/18                  11,921.44                  11,821.22                   11,533.00
06/30/18                  11,953.58                  11,790.67                   11,538.00
07/31/18                  12,395.21                  12,198.09                   11,987.00
08/31/18                  12,403.92                  12,165.32                   11,902.00
09/30/18                  12,525.62                  12,191.01                   12,021.00
10/31/18                  11,951.89                  11,497.69                   11,452.00
11/30/18                  12,253.88                  11,708.65                   11,699.00
12/31/18                  11,435.23                  10,969.56                   10,870.00
01/31/19                  12,083.22                  11,628.70                   11,455.00
02/28/19                  12,456.88                  11,937.68                   11,816.00
03/31/19                  12,617.07                  12,049.59                   11,917.00

                                   [END CHART]

                       Data from 7/31/15 through 3/31/19.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Equity Income Fund Shares to the benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the MSCI World High Dividend Yield Index and the Lipper Global Equity Income Funds Index is calculated from the end of the month, July 31, 2015, while the inception date of the USAA Global Equity Fund Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o TOP 10 HOLDINGS* - 3/31/19 o
                             (% of Net Assets)

Nestle S.A. ............................................................... 3.0%
Unilever N.V. ............................................................. 2.8%
Cisco Systems, Inc. ....................................................... 2.7%
Novartis AG ............................................................... 2.6%
Exxon Mobil Corp. ......................................................... 2.6%
Verizon Communications, Inc. .............................................. 2.4%
AT&T, Inc. ................................................................ 2.4%
Procter & Gamble Co. ...................................................... 2.4%
Merck & Co., Inc. ......................................................... 2.3%
Siemens AG ................................................................ 2.3%

Refer to the Portfolio of Investments for a complete list of securities.

*Does not include money market instruments.

================================================================================

8  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

                         o SECTOR ALLOCATION* - 3/31/19 o
                               (% of Net Assets)

                        [PIE CHART OF SECTOR ALLOCATION]

CONSUMER, NON-CYCLICAL                                                     33.2%
FINANCIAL                                                                  12.2%
COMMUNICATIONS                                                             10.4%
ENERGY                                                                      9.4%
CONSUMER, CYCLICAL                                                          9.3%
INDUSTRIAL                                                                  8.4%
UTILITIES                                                                   8.2%
TECHNOLOGY                                                                  4.2%
BASIC MATERIALS                                                             3.8%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2019:

 DIVIDEND RECEIVED
DEDUCTION (CORPORATE            LONG-TERM CAPITAL GAIN             QUALIFIED
  SHAREHOLDERS)(1)                  DISTRIBUTIONS(2)            INTEREST INCOME
--------------------------------------------------------------------------------
      61.98%                         $2,944,000                      $8,000
--------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended March 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GLOBAL EQUITY INCOME FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Global Equity Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from August 7, 2015 (commencement of operations) through March 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from August 7, 2015 (commencement of operations) through March 31, 2016, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.1%)

              COMMON STOCKS (99.1%)

              BASIC MATERIALS (3.8%)
              ----------------------
              CHEMICALS (3.2%)
      6,240   Albemarle Corp.                                                                    $   511
      8,995   BASF SE                                                                                661
      7,520   DowDuPont, Inc.                                                                        401
      9,179   Johnson Matthey plc                                                                    376
     11,067   Nutrien Ltd.                                                                           584
                                                                                                 -------
                                                                                                   2,533
                                                                                                 -------
              MINING (0.6%)
      7,349   Rio Tinto Ltd.                                                                         511
                                                                                                 -------
              Total Basic Materials                                                                3,044
                                                                                                 -------
              COMMUNICATIONS (10.4%)
              ----------------------
              ADVERTISING (0.5%)
      6,050   Omnicom Group, Inc.                                                                    442
                                                                                                 -------
              TELECOMMUNICATIONS (9.9%)
     60,135   AT&T, Inc.                                                                           1,886
     40,275   Cisco Systems, Inc.                                                                  2,174
     39,980   NTT DOCOMO, Inc.                                                                       884
     19,585   Rogers Communications, Inc. "B"                                                      1,053
     32,905   Verizon Communications, Inc.                                                         1,946
                                                                                                 -------
                                                                                                   7,943
                                                                                                 -------
              Total Communications                                                                 8,385
                                                                                                 -------
              CONSUMER, CYCLICAL (9.3%)
              -------------------------
              AIRLINES (0.5%)
      8,390   Delta Air Lines, Inc.                                                                  434
                                                                                                 -------
              AUTO MANUFACTURERS (1.4%)
     12,850   Daimler AG                                                                             753
     25,375   Volvo AB "B"                                                                           393
                                                                                                 -------
                                                                                                   1,146
                                                                                                 -------

================================================================================

12  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              AUTO PARTS & EQUIPMENT (0.9%)
     14,710   Magna International, Inc.                                                          $   716
                                                                                                 -------
              DISTRIBUTION/WHOLESALE (1.1%)
     31,245   Mitsubishi Corp.                                                                       867
                                                                                                 -------
              LEISURE TIME (0.5%)
      7,445   Carnival Corp.                                                                         378
                                                                                                 -------
              LODGING (0.8%)
     10,405   Las Vegas Sands Corp.                                                                  634
                                                                                                 -------
              RETAIL (4.1%)
      5,553   McDonald's Corp.                                                                     1,055
     15,850   TJX Companies, Inc.                                                                    843
     14,000   Walmart, Inc.                                                                        1,365
                                                                                                 -------
                                                                                                   3,263
                                                                                                 -------
              Total Consumer, Cyclical                                                             7,438
                                                                                                 -------
              CONSUMER, NON-CYCLICAL (33.2%)
              ------------------------------
              AGRICULTURE (3.0%)
     14,820   Altria Group, Inc.                                                                     851
     13,590   Japan Tobacco, Inc.                                                                    337
     13,725   Philip Morris International, Inc.                                                    1,213
                                                                                                 -------
                                                                                                   2,401
                                                                                                 -------
              BEVERAGES (2.7%)
     23,905   Coca-Cola Co.                                                                        1,120
      8,335   PepsiCo, Inc.                                                                        1,021
                                                                                                 -------
                                                                                                   2,141
                                                                                                 -------
              BIOTECHNOLOGY (1.5%)
     18,455   Gilead Sciences, Inc.                                                                1,200
                                                                                                 -------
              COSMETICS/PERSONAL CARE (5.1%)
     18,090   Procter & Gamble Co.                                                                 1,882
     38,670   Unilever N.V.                                                                        2,246
                                                                                                 -------
                                                                                                   4,128
                                                                                                 -------
              FOOD (4.2%)
      9,155   Mondelez International, Inc. "A"                                                       457
     25,700   Nestle S.A.                                                                          2,449
      7,300   Sysco Corp.                                                                            488
                                                                                                 -------
                                                                                                   3,394
                                                                                                 -------
              HEALTHCARE-PRODUCTS (1.0%)
      8,761   Medtronic plc                                                                          798
                                                                                                 -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS (15.7%)
     12,475   AbbVie, Inc.                                                                       $ 1,005
     14,574   AstraZeneca plc                                                                      1,179
     15,425   Bristol-Myers Squibb Co.                                                               736
     10,245   CVS Health Corp.                                                                       553
     42,160   GlaxoSmithKline plc                                                                    877
      8,465   Johnson & Johnson                                                                    1,183
     22,610   Merck & Co., Inc.                                                                    1,880
     21,650   Novartis AG                                                                          2,083
     40,210   Pfizer, Inc.                                                                         1,708
      5,045   Roche Holding AG                                                                     1,390
                                                                                                 -------
                                                                                                  12,594
                                                                                                 -------
              Total Consumer, Non-cyclical                                                        26,656
                                                                                                 -------
              ENERGY (9.4%)
              -------------
              OIL & GAS (8.1%)
      5,730   ConocoPhillips                                                                         382
     25,490   Exxon Mobil Corp.                                                                    2,060
     32,555   Galp Energia SGPS S.A.                                                                 522
     13,760   Occidental Petroleum Corp.                                                             911
     54,725   Peyto Exploration & Development Corp.                                                  286
     12,355   Royal Dutch Shell plc "A"                                                              388
     28,081   TOTAL S.A.                                                                           1,560
      5,110   Valero Energy Corp.                                                                    433
                                                                                                 -------
                                                                                                   6,542
                                                                                                 -------
              OIL & GAS SERVICES (0.8%)
     15,130   Schlumberger Ltd.                                                                      659
                                                                                                 -------
              PIPELINES (0.5%)
     15,305   Keyera Corp.                                                                           361
                                                                                                 -------
              Total Energy                                                                         7,562
                                                                                                 -------
              FINANCIAL (12.2%)
              -----------------
              BANKS (7.9%)
     51,320   Australia & New Zealand Banking Group Ltd.                                             948
     28,425   Bank of America Corp.                                                                  784
     18,778   Bank of Nova Scotia                                                                  1,000
     53,880   DBS Group Holdings Ltd.                                                              1,003
     91,765   HSBC Holdings plc                                                                      745
      5,775   J.P. Morgan Chase & Co.                                                                585
     16,839   Royal Bank of Canada                                                                 1,270
                                                                                                 -------
                                                                                                   6,335
                                                                                                 -------

================================================================================

14  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES (1.5%)
      3,073   CME Group, Inc.                                                                    $   506
     20,870   Synchrony Financial                                                                    666
                                                                                                 -------
                                                                                                   1,172
                                                                                                 -------
              INSURANCE (2.8%)
      4,897   Allianz SE                                                                           1,089
     46,635   AXA S.A.                                                                             1,174
                                                                                                 -------
                                                                                                   2,263
                                                                                                 -------
              Total Financial                                                                      9,770
                                                                                                 -------
              INDUSTRIAL (8.4%)
              -----------------
              AEROSPACE/DEFENSE (2.1%)
     97,965   BAE Systems plc                                                                        615
      3,460   Lockheed Martin Corp.                                                                1,039
                                                                                                 -------
                                                                                                   1,654
                                                                                                 -------
              BUILDING MATERIALS (0.9%)
     19,196   Johnson Controls International plc                                                     709
                                                                                                 -------
              ENGINEERING & CONSTRUCTION (1.6%)
     13,205   Vinci S.A.                                                                           1,285
                                                                                                 -------
              ENVIRONMENTAL CONTROL (0.6%)
      6,350   Republic Services, Inc.                                                                510
                                                                                                 -------
              MISCELLANEOUS MANUFACTURERS (3.2%)
      8,955   Eaton Corp. plc                                                                        721
     17,420   Siemens AG                                                                           1,875
                                                                                                 -------
                                                                                                   2,596
                                                                                                 -------
              Total Industrial                                                                     6,754
                                                                                                 -------
              TECHNOLOGY (4.2%)
              -----------------
              COMPUTERS (1.0%)
     25,870   HP, Inc.                                                                               503
      6,785   Western Digital Corp.                                                                  326
                                                                                                 -------
                                                                                                     829
                                                                                                 -------
              SEMICONDUCTORS (2.0%)
     25,716   Cypress Semiconductor Corp.                                                            384
      7,155   Maxim Integrated Products, Inc.                                                        381
      8,130   Texas Instruments, Inc.                                                                862
                                                                                                 -------
                                                                                                   1,627
                                                                                                 -------
              SOFTWARE (1.2%)
      8,075   Microsoft Corp.                                                                        952
                                                                                                 -------
              Total Technology                                                                     3,408
                                                                                                 -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              UTILITIES (8.2%)
              ----------------
              ELECTRIC (8.2%)
     10,965   Duke Energy Corp.                                                                  $   987
    118,955   E.ON SE                                                                              1,323
    156,055   Enel S.p.A.                                                                            999
      7,000   NextEra Energy, Inc.                                                                 1,353
     31,045   PPL Corp.                                                                              985
      7,385   Sempra Energy                                                                          929
                                                                                                 -------
              Total Utilities                                                                      6,576
                                                                                                 -------
              Total Common Stocks (cost: $71,095)                                                 79,593
                                                                                                 -------
              Total Equity Securities (cost: $71,095)                                             79,593
                                                                                                 -------

              MONEY MARKET INSTRUMENTS (0.6%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.6%)
    507,163   State Street Institutional Treasury Money Market Fund Premier Class, 2.35%(a)
                (cost: $507)                                                                         507
                                                                                                 -------

              TOTAL INVESTMENTS (COST: $71,602)                                                  $80,100
                                                                                                 =======

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                 LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                        $79,593                  $-                  $-           $79,593

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                     507                   -                   -               507
--------------------------------------------------------------------------------------------------------
Total                                  $80,100                  $-                  $-           $80,100
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

16  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 42.1% of net assets at March 31, 2019.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at March 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $71,602)                                  $80,100
   Receivables:
      Capital shares sold                                                                             14
      USAA Asset Management Company (Note 6)                                                          64
      Dividends and interest                                                                         419
                                                                                                 -------
         Total assets                                                                             80,597
                                                                                                 -------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                        127
      Bank overdraft                                                                                   9
   Accrued management fees                                                                            34
   Accrued transfer agent's fees                                                                       6
   Other accrued expenses and payables                                                                74
                                                                                                 -------
         Total liabilities                                                                           250
                                                                                                 -------
            Net assets applicable to capital shares outstanding                                  $80,347
                                                                                                 =======
NET ASSETS CONSIST OF:
   Paid-in capital                                                                               $72,881
   Distributable earnings                                                                          7,466
                                                                                                 -------
            Net assets applicable to capital shares outstanding                                  $80,347
                                                                                                 =======
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $75,086/7,144 capital shares
         outstanding, no par value)                                                              $ 10.51
                                                                                                 =======
      Institutional Shares (net assets of $5,261/500 capital shares
         outstanding, no par value)                                                              $ 10.52
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

18  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $181)                                              $3,133
   Interest                                                                                           12
                                                                                                  ------
      Total income                                                                                 3,145
                                                                                                  ------
EXPENSES
   Management fees                                                                                   432
   Administration and servicing fees:
      Fund Shares                                                                                    124
      Institutional Shares                                                                             5
   Transfer agent's fees:
      Fund Shares                                                                                    134
      Institutional Shares                                                                             5
   Custody and accounting fees:
      Fund Shares                                                                                     70
      Institutional Shares                                                                             4
   Postage:
      Fund Shares                                                                                      6
   Shareholder reporting fees:
      Fund Shares                                                                                     12
   Trustees' fees                                                                                     36
   Registration fees:
      Fund Shares                                                                                     15
      Institutional Shares                                                                            15
   Professional fees                                                                                  98
   Other                                                                                              14
                                                                                                  ------
         Total expenses                                                                              970
                                                                                                  ------
   Expenses reimbursed:
      Fund Shares                                                                                    (60)
      Institutional Shares                                                                           (13)
                                                                                                  ------
         Net expenses                                                                                897
                                                                                                  ------
NET INVESTMENT INCOME                                                                              2,248
                                                                                                  ------

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                                            $1,619
       Foreign currency transactions                                                             (14)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                              (715)
       Foreign currency translations                                                              (9)
                                                                                              ------
          Net realized and unrealized gain                                                       881
                                                                                              ------
   Increase in net assets resulting from operations                                           $3,129
                                                                                              ======

See accompanying notes to financial statements.

================================================================================

20  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------------------------------

                                                                               2019                 2018
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $  2,248             $  2,202
   Net realized gain on investments                                           1,619                1,264
   Net realized gain (loss) on foreign currency transactions                    (14)                  26
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                              (715)               3,726
      Foreign currency translations                                              (9)                   6
                                                                           -----------------------------
      Increase in net assets resulting from operations                        3,129                7,224
                                                                           -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                               (5,165)              (2,736)
   Institutional Shares                                                        (356)                (153)
                                                                           -----------------------------
      Distributions to shareholders                                          (5,521)              (2,889)
                                                                           -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                              (18,809)               6,169
   Institutional Shares                                                           -                    -
                                                                           -----------------------------
      Total net increase (decrease) in net assets from capital
         share transactions                                                 (18,809)               6,169
                                                                           -----------------------------
   Net increase (decrease) in net assets                                    (21,201)              10,504

NET ASSETS
   Beginning of year                                                        101,548               91,044
                                                                           -----------------------------
   End of year                                                             $ 80,347             $101,548
                                                                           =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Global Equity Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek total return with an emphasis on current income.

The Fund consists of two classes of shares: Global Equity Income Fund Shares (Fund Shares) and Global Equity Income Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or

================================================================================

22  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed on July 1, 2019, pending satisfaction of certain closing conditions and approvals. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies. In connection with the Transaction, Victory proposes to replace portfolio managers employed by AMCO that currently manage all or a portion of the Fund with portfolio managers from one or more investment teams employed by Victory.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

        or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

     3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

24  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

        evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

================================================================================

26  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the

================================================================================

28  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended March 31, 2019, the Fund paid CAPCO facility fees of $1,000, which represents 0.1% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2019.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2019, and 2018, was as follows:

                                           2019                    2018
                                        ----------------------------------
Ordinary income*                        $2,577,000              $2,346,000
Long-term realized capital gains         2,944,000                 543,000
                                        ----------              ----------
  Total distributions paid              $5,521,000              $2,889,000
                                        ==========              ==========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

As of March 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $    18,000
Accumulated capital and other losses                                (1,062,000)
Unrealized appreciation of investments                               8,510,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended March 31, 2019, the Fund deferred to April 1, 2019, post October capital losses of $1,062,000.

TAX BASIS OF INVESTMENTS - At March 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                 NET
                                            GROSS            GROSS            UNREALIZED
                                          UNREALIZED       UNREALIZED       APPRECIATION /
FUND                        TAX COST     APPRECIATION     DEPRECIATION      (DEPRECIATION)
------------------------------------------------------------------------------------------
USAA Global Equity
  Income Fund             $71,585,000     $12,448,000     $(3,933,000)        $8,515,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2019, were $13,093,000 and $34,760,000, respectively.

================================================================================

30  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                             YEAR ENDED                        YEAR ENDED
                                           MARCH 31, 2019                    MARCH 31, 2018
------------------------------------------------------------------------------------------------
                                       SHARES           AMOUNT          SHARES            AMOUNT
                                       ---------------------------------------------------------
FUND SHARES:
Shares sold                               707         $  7,528           1,926          $ 20,822
Shares issued from
  reinvested dividends                    404            4,126             179             1,956
Shares redeemed                        (2,797)         (30,463)         (1,513)          (16,609)
                                       ---------------------------------------------------------
Net increase (decrease) from
  capital share transactions           (1,686)        $(18,809)            592          $  6,169
                                       =========================================================
INSTITUTIONAL SHARES:
Shares sold                                 -         $      -               -          $      -
Shares issued from
  reinvested dividends                      -                -               -                 -
Shares redeemed                             -                -               -                 -
                                       ---------------------------------------------------------
Net increase from capital
  share transactions                        -         $      -               -          $      -
                                       =========================================================

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended March 31, 2019, the Fund had no subadviser(s).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets.

The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper Global Equity Income Funds Index. The Lipper Global Equity Income Funds Index tracks the total return performance of funds within the Lipper Global Equity Income Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 100 to 400                              +/- 4
    +/- 401 to 700                              +/- 5
    +/- 701 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

32  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

For the year ended March 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $432,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(7,000) and $(1,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.01)% and (0.01)%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average daily net assets of the Funds Shares and Institutional Shares, respectively. For the year ended March 31, 2019, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $124,000 and $5,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2019, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through July 31, 2019, to limit the total annual operating expenses of the Fund Shares and Institutional Shares to 1.00%, and 0.90%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through July 31, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2019, the Fund Shares and Institutional Shares incurred reimbursable expenses of $60,000 and $13,000, respectively, of which $64,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the year ended March 31, 2019, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $134,000 and $5,000, respectively.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution. At March 31, 2019, USAA and its affiliates owned 1,263,000 Fund Shares and 500,000 Institutional Shares, which represents 17.7% of the Fund Shares outstanding, 100.0% of the Institutional Shares outstanding, and 23.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs

================================================================================

34  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(9) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

(10) SUBSEQUENT EVENT

As discussed in Note 1, a special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement (the "New Advisory Agreement") between the Trust, on behalf of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

the Fund, and Victory Capital, an independent investment management company. The New Advisory Agreement will become effective upon the closing of the Transaction (as discussed in Note 1) whereby AMCO will be acquired by Victory Holdings, the parent company of Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

================================================================================

36  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                 PERIOD ENDED
                                                               YEAR ENDED MARCH 31,                MARCH 31,
                                                 ------------------------------------------------------------
                                                    2019            2018            2017            2016***
                                                 -------------------------------------------------------
Net asset value at beginning of period           $ 10.88         $ 10.42         $  9.39         $ 10.00
                                                 -------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                              .27             .23             .21             .14(a)
  Net realized and unrealized gain (loss)            .06             .54            1.03            (.68)(a)
                                                 -------------------------------------------------------
Total from investment operations                     .33             .77            1.24            (.54)(a)
                                                 -------------------------------------------------------
Less distributions from:
  Net investment income                             (.27)           (.23)           (.21)           (.07)
  Realized capital gains                            (.43)           (.08)              -               -
                                                 -------------------------------------------------------
Total distributions                                 (.70)           (.31)           (.21)           (.07)
                                                 -------------------------------------------------------
Net asset value at end of period                 $ 10.51         $ 10.88         $ 10.42         $  9.39
                                                 =======================================================
Total return (%)*                                   3.43            7.41           13.33           (5.35)
Net assets at end of period (000)                $75,086         $96,101         $85,830         $42,080
Ratios to average daily net assets:**
  Expenses (%)(b)                                   1.03(c)         1.05            1.20            1.20(d)
  Expenses, excluding reimbursements (%)(b)         1.10            1.05            1.26            1.37(d)
  Net investment income (%)                         2.56            2.17            2.28            2.12(d)
Portfolio turnover (%)                                15              22              22              16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $82,271,000.
*** Fund Shares commenced operations on August 07, 2015.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Prior to August 1, 2018, the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 1.20% of the Fund Shares' average daily net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  37

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                 PERIOD ENDED
                                                               YEAR ENDED MARCH 31,                MARCH 31,
                                                  -----------------------------------------------------------
                                                    2019            2018            2017            2016***
                                                  ------------------------------------------------------
Net asset value at beginning of period            $10.89          $10.43          $ 9.39          $10.00
                                                  ------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                              .27             .23             .23             .15(a)
  Net realized and unrealized gain (loss)            .07             .54            1.02            (.68)(a)
                                                  ------------------------------------------------------
Total from investment operations                     .34             .77            1.25            (.53)(a)
                                                  ------------------------------------------------------
Less distributions from:
  Net investment income                             (.28)           (.23)           (.21)           (.08)
  Realized capital gains                            (.43)           (.08)              -               -
                                                  ------------------------------------------------------
Total distributions                                 (.71)           (.31)           (.21)           (.08)
                                                  ------------------------------------------------------
Net asset value at end of period                  $10.52          $10.89          $10.43          $ 9.39
                                                  ======================================================
Total return (%)*                                   3.47            7.35           13.49           (5.32)
Net assets at end of period (000)                 $5,261          $5,447          $5,214          $4,695
Ratios to average daily net assets:**
  Expenses (%)(b)                                    .97(c)         1.10            1.10            1.10(d)
  Expenses, excluding reimbursements (%)(b)         1.22            1.29            1.55            1.79(d)
  Net investment income (%)                         2.58            2.14            2.40            2.20(d)
Portfolio turnover (%)                                15              22              22              16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $5,369,000.
*** Institutional Shares commenced operations on August 07, 2015.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Prior to August 1, 2018, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.10% of the Institutional Shares' average daily net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

38  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2018, through March 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                 EXPENSES PAID
                                      BEGINNING               ENDING             DURING PERIOD*
                                    ACCOUNT VALUE         ACCOUNT VALUE         OCTOBER 1, 2018-
                                   OCTOBER 1, 2018        MARCH 31, 2019        MARCH 31, 2019
                                   -------------------------------------------------------------
FUND SHARES
Actual                                $1,000.00             $  991.40                $4.96

Hypothetical
  (5% return before expenses)          1,000.00              1,019.95                 5.04

INSTITUTIONAL SHARES
Actual                                 1,000.00                991.00                 4.47

Hypothetical
  (5% return before expenses)          1,000.00              1,020.44                 4.53

*Expenses are equal to the annualized expense ratio of 1.00% for Fund Shares and 0.90% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.86)% for Fund Shares and (0.90)% for Institutional Shares for the six-month period of October 1, 2018, through March 31, 2019.

================================================================================

40  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

ADVISORY AGREEMENT

March 31, 2019

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                        ADVISORY AGREEMENT |  41

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

42  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

  o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

                                                        ADVISORY AGREEMENT |  43

================================================================================

  o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

  o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

  o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

  o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

44  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

  o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

  o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

  o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

  o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1) The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2) The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3) The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                        ADVISORY AGREEMENT |  45

================================================================================

     businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

  o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

  o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

  o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

46  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4) The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                        ADVISORY AGREEMENT |  47

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

48  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

                                                        ADVISORY AGREEMENT |  49

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

50  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                        ADVISORY AGREEMENT |  51

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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52  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).


INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

54  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-present); Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

60  | USAA Global Equity Income Fund

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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================================================================================
98354-0519                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA NEW YORK BOND FUND]

================================================================================

       ANNUAL REPORT
       USAA NEW YORK BOND FUND
       FUND SHARES (USNYX) o  ADVISER SHARES (UNYBX)
       MARCH 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"HISTORICALLY, AN INVERTED YIELD CURVE HAS BEEN
A RELIABLE INDICATOR OF A COMING RECESSION,         [PHOTO OF BROOKS ENGLEHARDT]
THOUGH I WOULD NOTE THAT THE LAG BETWEEN AN
INVERSION AND A RECESSION HAS BEEN INCONSISTENT."

--------------------------------------------------------------------------------

MAY 2019

Shifting expectations about the Federal Reserve's (Fed) monetary policy drove the performance of the financial markets during the 12-month reporting period. At the beginning of the period, the Fed was expected to continue increasing short-term interest rates. By the end of the period, investors believed policymakers would not increase interest rates at all during 2019.

The Fed, which had raised short-term rates in March 2018--just before the period started--implemented additional interest rate hikes in June 2018 and September 2018, citing ongoing strength in the U.S. economy. In this environment, U.S. stocks posted steady gains, hitting their high of the reporting period in early October 2018. The U.S. stock market subsequently retreated on worries that the Fed might overshoot, meaning that policymakers could raise short-term interest rates too quickly and stifle U.S. economic growth. Equity market volatility also increased outside of the United States, as investor uncertainty about Fed monetary policy amplified concerns about a slowdown in the pace of global economic growth and possible changes to the global trade regime. The Fed increased this uncertainty with another interest rate hike in December 2018, sending U.S. stocks to their lowest levels of the reporting period. However, in January 2019, stocks rallied after Fed Chair Jerome Powell said the central bank was committed to supporting U.S. economic expansion and that its monetary policy would be responsive to changing conditions. Stock prices continued to advance through the end of the first quarter of 2019, recovering almost all of the ground they had lost in late 2018. Notably, in the first quarter of 2019, the U.S. stock market recorded its largest quarterly gain since the 2008 financial crisis.

In the fixed income market, intermediate- and longer-term yields ended the reporting period lower than they started, driving up bond prices, which move in the opposite direction of yields. Yields had climbed during the first seven months of the reporting period, as the Fed continued to hike short-term interest rates. The yield on the 10-year U.S. Treasury note, which began in April 2018 at 2.74%, rose to 3.24% on November 8th--its high point of the reporting period. Yields then declined, falling back below 3% in early December 2018, as investors dialed back their expectations for Fed interest rate

================================================================================

================================================================================

hikes amid concern about a possible slowdown in economic growth. Near the end of the reporting period, the 10-year Treasury yield dropped to 2.38%, its lowest level since 2017, after the Fed downgraded its outlook for the U.S. economy and signaled that it might not raise interest rates during 2019.

At the same time, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. Historically, an inverted yield curve has been a reliable indicator of a coming recession, though I would note that the lag between an inversion and a recession has been inconsistent. At USAA Investments, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years.

Against this backdrop, I am pleased to say that USAA's tax-exempt portfolios generated positive returns during the reporting period. Market conditions were one reason for the solid performance--supply-and-demand conditions were favorable and municipal bond yields fell--but the hard work of the municipal investment team deserves the largest share of praise. Our experienced professionals sought opportunities that had the potential to enhance the performance of the portfolios, as well as investments that could provide higher yields to shareholders.

As I write to you, spring is well underway. It may be a good time to give your portfolio a spring cleaning. In my experience, financial matters can end up on the back burner when spring turns into summer and we embark on vacations or take time out to enjoy get-togethers with family and friends. If you have questions about your portfolio or would like to review your investment plan, please give one of our financial advisors a call. They can help you make sure you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

   Distributions to Shareholders                                             12

   Report of Independent Registered
     Public Accounting Firm                                                  13

   Portfolio of Investments                                                  14

   Notes to Portfolio of Investments                                         19

   Financial Statements                                                      22

   Notes to Financial Statements                                             25

   Financial Highlights                                                      38

EXPENSE EXAMPLE                                                              40

ADVISORY AGREEMENT                                                           42

TRUSTEES' AND OFFICERS' INFORMATION                                          54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

         [PHOTO OF REGINA G. CONKLIN]               [PHOTO OF DALE R. HOFFMANN]

         REGINA G. CONKLIN, CPA, CFA                DALE R. HOFFMANN
         USAA Asset                                 USAA Asset
         Management Company                         Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Tax-exempt bonds generated positive returns during the reporting period, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) Municipal bond yields were on an upward trajectory until early November 2018, when they hit their highs of the reporting period in anticipation of continued short-term interest rate hikes by the Federal Reserve (Fed). In November 2018, changing expectations about Fed monetary policy and heightened risk aversion sent municipal bond yields lower. Speculation that the Fed might pause its interest rate increases reinforced the downward trend, with municipal bond yields--especially those on intermediate- and longer-term maturities--falling substantially during March 2019 amid signs the Fed might not raise interest rates at all in 2019.

    Tax-exempt bonds also benefited from supply-and-demand dynamics. Supply was tight, as new issuance generally failed to keep pace with demand. The drop in new issuance was due in large part to tax law changes, effective January 1, 2018, that eliminated the tax exemption for advance refunding bonds. Demand was intense, with many new deals significantly oversubscribed as investors sought to reinvest the proceeds from maturing and called bonds. The buying was dominated by U.S. individuals, who tend to favor municipal bonds for their relative safety and incremental yield. Some observers suggested that a $10,000 cap on

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    state and local tax deductions contributed to U.S. individuals' appetite for tax-advantaged investments.

    The municipal bond yield curve flattened during the reporting period, as intermediate- and longer-term yields fell more than shorter-term yields.
    The yields on three-year, 10-year, and 30-year AAA general obligation bonds fell 26, 56, and 35 basis points, respectively. (A basis point is 1/100th of a percent.) Meanwhile, municipal bond credit spreads tightened as investors searched for yield opportunities. (Municipal credit spreads are the difference in yields between municipal bonds with similar maturities but different credit ratings.)

    Municipal bond credit quality remained solid during the reporting period, largely due to increasing revenues and sound fiscal management. State and local governments, which have broad taxing powers, are required by law to balance their budgets. Many continued to take action during the reporting period to address tough fiscal challenges.

o HOW DID THE USAA NEW YORK BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2019, the Fund Shares and Adviser Shares had a total return of 4.41% and 4.16%, respectively, versus an average return of 4.85% for the funds in the Lipper New York Municipal Debt Funds category. This compares to returns of 5.80% for the Lipper New York Municipal Debt Funds Index and 5.38% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 3.35% and 3.10%, respectively, compared to the Lipper category average of 2.84%.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA NEW YORK BOND FUND

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF NEW YORK?

    The state of New York benefits from a diverse and substantial base that is anchored by New York City, a world center for finance, commerce, and culture. The state's fiscal management has historically been sound, which continued with the enactment of another on-time budget near the end of the reporting period. Sizable budgetary reserves are maintained, and the state-sponsored retirement systems are well funded. Overall, New York state's economic and financial strength support its high credit quality. At the end of the reporting period, its general obligation bonds were rated Aa1 by Moody's Investors Service, AA+ by Standard & Poor's Ratings, and AA+ by Fitch Ratings.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

    Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls. As always, we worked with our in- house team of credit analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the portfolio.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund continues to hold a diversified portfolio of longer-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA NEW YORK BOND FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 o

------------------------------------------------------------------------------------------------
                                                                          SINCE        INCEPTION
                                     1 YEAR     5 YEAR        10 YEAR   INCEPTION*        DATE
------------------------------------------------------------------------------------------------
Fund Shares                          4.41%        3.42%        4.96%           -               -
Adviser Shares                       4.16%        3.18%           -         3.66%        8/01/10
Bloomberg Barclays Municipal
  Bond Index**                       5.38%        3.73%        4.71%           -               -
Lipper New York Municipal
  Debt Funds Index***                5.80%        4.05%        4.95%           -               -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (the Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

***The unmanaged Lipper New York Municipal Debt Funds Index measures the Fund's performance to that of the Lipper New York Municipal Debt Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2019

--------------------------------------------------------------------------------
               TOTAL RETURN      =    DIVIDEND RETURN         +     PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS           4.96%         =         3.84%              +         1.12%
5 YEARS            3.42%         =         3.52%              +        -0.10%
1 YEAR             4.41%         =         3.47%              +         0.94%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2010-MARCH 31, 2019

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

--------------------------------------------------------------------------------
                                                                      CHANGE IN
                  TOTAL RETURN            DIVIDEND RETURN            SHARE PRICE
--------------------------------------------------------------------------------
3/31/10              12.38%                    4.80%                    7.58%
3/31/11               0.74%                    4.15%                   -3.41%
3/31/12              14.93%                    4.50%                   10.43%
3/31/13               6.12%                    3.74%                    2.38%
3/31/14              -0.63%                    3.70%                   -4.33%
3/31/15               6.76%                    3.74%                    3.02%
3/31/16               3.50%                    3.58%                   -0.08%
3/31/17               0.10%                    3.36%                   -3.26%
3/31/18               2.45%                    3.46%                   -1.01%
3/31/19               4.41%                    3.47%                    0.94%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA NEW YORK BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/19, and assuming New York state tax
rates of:                                   6.57%     6.57%     6.85%     6.85%
and assuming marginal federal tax
rates of:                                  24.00%    32.00%    38.80%*   40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD           DIVIDEND RETURN
-------------------------------------------------------------------------------
10 Years              3.84%                 5.41%     6.04%     6.74%     6.96%
5 Years               3.52%                 4.96%     5.54%     6.17%     6.38%
1 Year                3.47%                 4.89%     5.46%     6.09%     6.29%

To match the Fund Shares' closing 30-day SEC Yield of 2.17% on 3/31/19

A FULLY TAXABLE INVESTMENT MUST PAY:        3.06%     3.42%     3.81%     3.94%
-------------------------------------------------------------------------------

Assuming the same marginal federal tax rates and combined New York state
and city tax rates of:                     10.45%    10.45%    10.73%    10.73%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD           DIVIDEND RETURN
-------------------------------------------------------------------------------
10 Years              3.84%                 5.64%     6.31%     7.03%     7.27%
5 Years               3.52%                 5.17%     5.78%     6.44%     6.66%
1 Year                3.47%                 5.10%     5.70%     6.35%     6.57%

To match the Fund Shares' closing 30-day SEC Yield of 2.17% on 3/31/19

A FULLY TAXABLE INVESTMENT MUST PAY:        3.19%     3.56%     3.97%     4.11%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.
--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.96% on 3/31/19 and assuming New York state tax
rates of:                                6.57%      6.57%     6.85%       6.85%
and assuming marginal federal tax
rates of:                               24.00%     32.00%    38.80%*     40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY:     2.76%      3.09%     3.44%       3.55%
-------------------------------------------------------------------------------

Assuming the same marginal federal tax rates and combined New York state and
city tax rates of:                      10.45%     10.45%    10.73%      10.73%

To match the Adviser Shares' closing 30-day SEC Yield of 1.96% on 3/31/19

A FULLY TAXABLE INVESTMENT MUST PAY:     2.88%      3.22%     3.59%       3.71%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

-------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

8  | USAA NEW YORK BOND FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                   USAA NEW YORK        LIPPER NEW YORK       BLOOMBERG BARCLAYS
                     BOND FUND           MUNICIPAL DEBT         MUNICIPAL BOND
                      SHARES              FUNDS INDEX               INDEX
03/31/09            $10,000.00            $10,000.00             $10,000.00
04/30/09             10,236.00             10,263.15              10,199.77
05/31/09             10,379.00             10,456.23              10,307.67
06/30/09             10,314.00             10,381.03              10,211.11
07/31/09             10,479.00             10,533.27              10,381.95
08/31/09             10,735.00             10,796.62              10,559.44
09/30/09             11,214.00             11,307.73              10,938.39
10/31/09             10,938.00             11,048.12              10,708.78
11/30/09             11,004.00             11,092.91              10,797.26
12/31/09             11,085.00             11,177.25              10,833.75
01/31/10             11,130.00             11,228.67              10,890.17
02/28/10             11,237.00             11,335.47              10,995.73
03/31/10             11,238.00             11,356.57              10,969.40
04/30/10             11,388.00             11,504.79              11,102.71
05/31/10             11,503.00             11,597.37              11,185.98
06/30/10             11,494.00             11,561.81              11,192.63
07/31/10             11,625.00             11,694.12              11,332.20
08/31/10             11,933.00             11,972.67              11,591.65
09/30/10             11,953.00             11,988.55              11,573.54
10/31/10             11,903.00             11,971.40              11,541.48
11/30/10             11,613.00             11,636.88              11,310.69
12/31/10             11,323.00             11,367.75              11,091.51
01/31/11             11,149.00             11,214.19              11,009.80
02/28/11             11,363.00             11,363.40              11,185.07
03/31/11             11,321.00             11,309.72              11,147.80
04/30/11             11,559.00             11,513.75              11,347.44
05/31/11             11,825.00             11,731.69              11,541.35
06/30/11             11,877.00             11,790.55              11,581.62
07/31/11             12,001.00             11,903.64              11,699.81
08/31/11             12,210.00             12,070.25              11,899.97
09/30/11             12,421.00             12,288.08              12,022.99
10/31/11             12,377.00             12,237.08              11,978.29
11/30/11             12,440.00             12,270.98              12,049.05
12/31/11             12,705.00             12,507.83              12,278.27
01/31/12             13,093.00             12,871.40              12,562.22
02/29/12             13,099.00             12,898.41              12,574.60
03/31/12             13,012.00             12,824.17              12,492.90
04/30/12             13,169.00             12,973.32              12,637.02
05/31/12             13,318.00             13,107.20              12,741.93
06/30/12             13,307.00             13,098.01              12,728.24
07/31/12             13,540.00             13,335.31              12,929.97
08/31/12             13,574.00             13,357.89              12,944.69
09/30/12             13,643.00             13,433.58              13,022.88
10/31/12             13,694.00             13,490.85              13,059.63
11/30/12             13,980.00             13,757.92              13,274.78
12/31/12             13,745.00             13,534.52              13,110.71
01/31/13             13,815.00             13,639.34              13,165.32
02/28/13             13,867.00             13,676.15              13,205.19
03/31/13             13,807.00             13,584.48              13,148.24
04/30/13             13,969.00             13,756.55              13,292.37
05/31/13             13,789.00             13,593.92              13,130.00
06/30/13             13,226.00             13,076.05              12,758.22
07/31/13             13,045.00             12,862.98              12,646.67
08/31/13             12,832.00             12,554.41              12,466.18
09/30/13             13,153.00             12,819.41              12,734.50
10/31/13             13,252.00             12,917.36              12,835.10
11/30/13             13,229.00             12,869.42              12,808.65
12/31/13             13,193.00             12,796.09              12,775.94
01/31/14             13,500.00             13,048.99              13,024.84
02/28/14             13,680.00             13,250.34              13,177.57
03/31/14             13,720.00             13,291.26              13,199.72
04/30/14             13,890.00             13,451.89              13,358.31
05/31/14             14,073.00             13,691.56              13,530.32
06/30/14             14,080.00             13,646.05              13,542.05
07/31/14             14,076.00             13,669.86              13,565.90
08/31/14             14,247.00             13,888.64              13,730.22
09/30/14             14,287.00             13,924.75              13,744.17
10/31/14             14,378.00             14,000.39              13,838.39
11/30/14             14,394.00             14,031.17              13,862.36
12/31/14             14,473.00             14,122.65              13,932.21
01/31/15             14,705.00             14,376.97              14,179.16
02/28/15             14,594.00             14,251.66              14,032.94
03/31/15             14,647.00             14,288.70              14,073.47
04/30/15             14,571.00             14,208.51              13,999.58
05/31/15             14,542.00             14,223.56              13,960.88
06/30/15             14,501.00             14,133.94              13,948.24
07/31/15             14,618.00             14,223.81              14,049.23
08/31/15             14,659.00             14,270.44              14,076.86
09/30/15             14,727.00             14,369.36              14,178.76
10/31/15             14,784.00             14,423.47              14,235.19
11/30/15             14,838.00             14,484.49              14,291.75
12/31/15             14,959.00             14,572.38              14,392.22
01/31/16             15,084.00             14,713.07              14,563.97
02/29/16             15,091.00             14,747.43              14,586.78
03/31/16             15,160.00             14,810.98              14,633.04
04/30/16             15,279.00             14,907.96              14,740.68
05/31/16             15,334.00             14,987.70              14,780.55
06/30/16             15,576.00             15,298.11              15,015.64
07/31/16             15,544.00             15,300.77              15,024.76
08/31/16             15,562.00             15,331.93              15,045.09
09/30/16             15,495.00             15,294.38              14,970.03
10/31/16             15,360.00             15,153.27              14,812.87
11/30/16             14,900.00             14,619.64              14,260.47
12/31/16             15,009.00             14,744.21              14,427.92
01/31/17             15,049.00             14,823.22              14,523.05
02/28/17             15,131.00             14,920.68              14,623.92
03/31/17             15,178.00             14,976.79              14,655.58
04/30/17             15,257.00             15,104.98              14,761.92
05/31/17             15,455.00             15,304.15              14,996.22
06/30/17             15,439.00             15,272.56              14,942.40
07/31/17             15,506.00             15,360.20              15,063.33
08/31/17             15,590.00             15,466.64              15,178.01
09/30/17             15,544.00             15,360.02              15,100.86
10/31/17             15,547.00             15,330.93              15,137.61
11/30/17             15,526.00             15,232.94              15,056.56
12/31/17             15,662.00             15,390.49              15,213.97
01/31/18             15,522.00             15,261.93              15,034.92
02/28/18             15,488.00             15,217.80              14,989.97
03/31/18             15,547.00             15,325.12              15,045.22
04/30/18             15,498.00             15,296.10              14,991.53
05/31/18             15,662.00             15,505.24              15,163.28
06/30/18             15,696.00             15,551.29              15,176.18
07/31/18             15,725.00             15,578.37              15,213.06
08/31/18             15,748.00             15,648.16              15,252.03
09/30/18             15,668.00             15,546.04              15,153.38
10/31/18             15,564.00             15,417.10              15,060.07
11/30/18             15,679.00             15,524.15              15,226.75
12/31/18             15,843.00             15,687.64              15,409.05
01/31/19             15,899.00             15,795.11              15,525.55
02/28/19             15,985.00             15,921.74              15,608.69
03/31/19             16,232.00             16,213.50              15,855.38

                                   [END CHART]

                       Data from 3/31/09 through 3/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA New York Bond Fund Fund Shares to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/19 o
                                (% of Net Assets)

Education ................................................................ 20.8%
Hospital ................................................................. 14.5%
Special Assessment/Tax/Fee ............................................... 13.4%
Water/Sewer Utility ......................................................  9.2%
General Obligation .......................................................  7.1%
Escrowed Bonds ...........................................................  6.9%
Multifamily Housing ......................................................  5.9%
Buildings ................................................................  3.0%
Nursing/CCRC .............................................................  2.9%
Electric/Gas Utility .....................................................  2.7%

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

10  | USAA NEW YORK BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/19 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         9.5%
AA                                                                         39.2%
A                                                                          26.6%
BBB                                                                        17.4%
BELOW INVESTMENT-GRADE                                                      3.3%
UNRATED                                                                     4.0%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre- refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2019:

                                   TAX-EXEMPT
                                   INCOME(1,2)
                                   -----------
                                     99.82%
                                   -----------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

12  | USAA NEW YORK BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA NEW YORK BOND FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA New York Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              MUNICIPAL OBLIGATIONS (100.0%)

              NEW YORK (95.6%)
$ 1,000       Albany Capital Resource Corp. (PRE)                         6.00%       11/15/2025      $  1,071
  1,000       Albany County Airport Auth.                                 5.00        12/15/2048         1,159
  1,500       Brookhaven Local Dev. Corp.                                 5.25        11/01/2036         1,702
    500       Buffalo & Erie County Industrial Land Dev. Corp.            6.00        10/01/2031           541
  2,000       Buffalo & Erie County Industrial Land Dev. Corp.            5.00         7/01/2040         2,208
  1,000       Buffalo & Erie County Industrial Land Dev. Corp.            5.00         6/01/2035         1,086
  1,000       Buffalo & Erie County Industrial Land Dev. Corp.            5.00         8/01/2052         1,050
  1,500       Build NYC Resource Corp.                                    5.00         8/01/2042         1,597
  1,000       Build NYC Resource Corp.                                    5.50         4/01/2043         1,061
    700       Build NYC Resource Corp.                                    5.00         6/01/2040           788
  2,000       Build NYC Resource Corp.                                    5.00         7/01/2045         2,259
  1,000       Build NYC Resource Corp.                                    5.00         8/01/2040         1,117
    500       Build NYC Resource Corp.                                    5.00         7/01/2041           539
  1,000       Build NYC Resource Corp.                                    4.00         8/01/2042         1,043
  2,000       Build NYC Resource Corp.                                    5.00        11/01/2047         2,654
  2,000       Build NYC Resource Corp.                                    5.00         6/01/2048         2,098
  1,000       Canton Capital Resource Corp. (PRE)
                (INS - Assured Guaranty Municipal Corp.)                  5.00         5/01/2040         1,038
  2,000       Chautauqua Tobacco Asset Securitization Corp.               5.00         6/01/2048         2,023
  4,550       City of New York (LOC - Mizuho Bank Ltd.)
                (Put Date 4/01/2019)(a),(b)                               1.65        10/01/2040         4,550
  4,000       City of New York                                            4.00        12/01/2043         4,318
  1,885       City of New York Health & Hospital Corp.                    5.00         2/15/2025         1,890
  3,000       City of New York Housing Dev. Corp.                         4.20        11/01/2058         3,100
  1,000       City of New York Transitional Finance Auth.                 4.00         8/01/2041         1,066
  1,250       City of New York Transitional Finance Auth.                 5.00         7/15/2043         1,415
  1,000       City of New York Transitional Finance Auth.                 4.00         8/01/2041         1,079
  2,000       City of New York Transitional Finance Auth.                 4.00         7/15/2045         2,139
  2,000       City of New York Transitional Finance Auth.(c)              4.00        11/01/2042         2,163
  2,000       City of New York Trust for Cultural Res.                    5.00        12/01/2039         2,040
  1,000       City of New York Trust for Cultural Res.                    5.00         8/01/2043         1,110
  1,000       City of New York Trust for Cultural Res.                    4.00         7/01/2046         1,040
 17,090       City of New York Water & Sewer System (Zero Coupon)         0.00         6/15/2020        16,771

================================================================================

14  | USAA NEW YORK BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$   330       City of New York Water & Sewer System (PRE)                 5.00%        6/15/2039      $    332
  1,670       City of New York Water & Sewer System                       5.00         6/15/2039         1,681
    825       City of Newburgh                                            5.00         6/15/2023           904
    870       City of Newburgh                                            5.00         6/15/2024           953
    500       Convention Center Dev. Corp.                                5.00        11/15/2045           564
  1,000       Convention Center Dev. Corp. (Zero Coupon)                  0.00        11/15/2037           524
    500       Counties Tobacco Trust VI                                   5.00         6/01/2045           527
  1,000       Dormitory Auth.                                             5.00         5/01/2043         1,111
  3,275       Dormitory Auth. (INS - AMBAC Assurance Corp.)               5.50         5/15/2030         4,286
  2,000       Dormitory Auth. (INS - AMBAC Assurance Corp.)               5.50         7/01/2040         2,702
  2,500       Dormitory Auth. (NBGA - State of New York Mortgage Agency)  5.00         6/01/2033         2,506
    500       Dormitory Auth. (INS - Assured Guaranty Corp.)              5.00         7/01/2030           501
  1,000       Dormitory Auth.                                             5.25         7/01/2035         1,018
  1,000       Dormitory Auth. (PRE)                                       5.50         7/01/2040         1,050
  1,300       Dormitory Auth.                                             5.75         7/01/2033         1,311
  1,200       Dormitory Auth. (PRE) (INS - Assured Guaranty Corp.)        5.00         7/01/2034         1,210
  2,000       Dormitory Auth.                                             5.00         7/01/2026         2,079
  2,000       Dormitory Auth. (PRE)                                       5.25         7/01/2033         2,018
    500       Dormitory Auth. (INS - Assured Guaranty Municipal Corp.)    5.63        11/01/2032           538
  2,000       Dormitory Auth. (PRE)                                       5.00         5/01/2041         2,145
    500       Dormitory Auth.                                             5.00         5/01/2039           539
  1,000       Dormitory Auth.                                             5.00         7/01/2031         1,069
    500       Dormitory Auth.                                             5.00         7/01/2034           565
    250       Dormitory Auth.                                             5.00         7/01/2042           267
    500       Dormitory Auth.                                             5.00         5/01/2038           533
  1,000       Dormitory Auth.                                             5.75         7/01/2043         1,123
  1,500       Dormitory Auth.                                             5.00         7/01/2044         1,638
  1,000       Dormitory Auth.                                             4.00         7/01/2041         1,063
  2,000       Dormitory Auth.                                             4.00         7/01/2043         2,092
  1,300       Dormitory Auth.(d)                                          5.00        12/01/2037         1,468
  1,000       Dormitory Auth.                                             4.00         7/01/2047         1,062
  4,000       Dormitory Auth.                                             4.00         8/01/2038         4,153
  1,000       Dormitory Auth.                                             5.00         7/01/2048         1,171
  3,000       Dormitory Auth.                                             4.00         3/15/2048         3,212
  2,250       Dormitory Auth.                                             4.00         7/01/2045         2,438
  1,000       Dormitory Auth.(c)                                          3.50         7/01/2044         1,006
  1,000       Dutchess County IDA (INS - Assured Guaranty Corp.)          5.50         4/01/2030         1,054
  1,250       Dutchess County Local Dev. Corp.                            5.75         7/01/2040         1,318
  1,000       Dutchess County Local Dev. Corp.                            5.00         7/01/2044         1,101
  2,000       Dutchess County Local Dev. Corp.                            5.00         7/01/2045         2,255

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 2,000       Dutchess County Local Dev. Corp.                            4.00%        7/01/2041      $  2,084
    600       Dutchess County Local Dev. Corp.                            5.00         7/01/2046           666
    935       East Rochester Housing Auth. (LOC - Citizens
                Financial Group) (Put Date 4/05/2019)(b)                  1.63        12/01/2036           935
  4,600       Energy Research & Dev. Auth. (LOC - Mizuho
                Bank Ltd.) (Put Date 4/05/2019)(b)                        1.58         5/01/2039         4,600
  1,000       Environmental Facilities Corp.                              4.00         8/15/2046         1,066
    250       Erie County IDA                                             5.25         5/01/2032           267
    600       Hempstead Town Local Dev. Corp.                             5.00         7/01/2047           690
    300       Hempstead Town Local Dev. Corp.                             5.00         7/01/2048           336
  1,000       Housing Dev. Corp.                                          5.00        11/01/2042         1,033
  5,300       Housing Finance Agency (LOC - Landesbank
                Hessen-Thuringen) (Put Date 4/01/2019)(b)                 1.51         5/01/2042         5,300
  3,800       Housing Finance Agency (LOC - Wells
                Fargo & Co.) (Put Date 4/05/2019)(b)                      1.50        11/01/2046         3,800
  2,000       Hudson Yards Infrastructure Corp.                           4.00         2/15/2044         2,130
  1,000       Jefferson County Civic Facility Dev. Corp.                  4.00        11/01/2047           992
  2,500       Liberty Dev. Corp.                                          5.25        10/01/2035         3,211
  1,000       Liberty Dev. Corp.(d)                                       5.00        11/15/2044         1,067
    560       Liberty Dev. Corp.                                          5.50        10/01/2037           737
  2,000       Long Island Power Auth.                                     5.00         9/01/2044         2,214
  1,000       Long Island Power Auth.                                     5.00         9/01/2041         1,146
  2,000       Long Island Power Auth. (PRE)                               5.00         5/01/2038         2,145
    965       Monroe County IDA (LOC - Citizens
                Financial Group) (Put Date 4/05/2019)(b)                  1.63         7/01/2027           965
  2,100       Monroe County IDC (NBGA - Federal
                Housing Administration)                                   5.50         8/15/2040         2,242
    500       Monroe County IDC (PRE)                                     5.25        10/01/2031           546
  1,000       Monroe County IDC                                           5.00        12/01/2037         1,083
  2,000       Monroe County IDC                                           5.00        12/01/2042         2,153
    500       Monroe County IDC (INS - Assured
                Guaranty Municipal Corp.)                                 5.00         1/15/2038           551
  1,000       Monroe County IDC                                           5.00        12/01/2046         1,123
  1,000       Monroe County IDC                                           4.00         7/01/2043         1,068
  1,000       Monroe County IDC                                           4.00        10/01/2047         1,029
  2,000       Mortgage Agency                                             3.80        10/01/2048         2,033
  3,000       MTA                                                         5.00        11/15/2035         3,420
  1,500       MTA (PRE)                                                   5.25        11/15/2038         1,648
  1,000       MTA                                                         5.25        11/15/2057         1,134
  2,000       MTA (MUNIPSA + 0.45%) (Put Date 11/15/2022)(e)              1.95(f)     11/15/2044         1,989
  1,000       MTA (MUNIPSA + 0.50%) (Put Date 3/01/2022)(e)               2.00(f)     11/15/2042         1,000
  1,000       Nassau County (INS - Assured Guaranty Municipal Corp.)      5.00         4/01/2038         1,093

================================================================================

16  | USAA NEW YORK BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 1,000       Nassau County                                               5.00%        1/01/2038      $  1,132
  1,000       Nassau County Local Economic Assistance Corp.               5.00         7/01/2037         1,066
  2,000       Niagara Area Dev. Corp.(d)                                  3.50        11/01/2024         2,045
    750       Niagara Tobacco Asset Securitization Corp.                  5.25         5/15/2040           795
  1,500       Onondaga Civic Dev. Corp.                                   5.38         7/01/2040         1,550
  1,000       Onondaga Civic Dev. Corp.                                   5.00         7/01/2042         1,052
  1,000       Onondaga Civic Dev. Corp.                                   5.00        10/01/2040         1,088
    740       Onondaga Civic Dev. Corp.                                   5.00         1/01/2043           827
  1,000       Onondaga County Trust for Cultural Res.                     5.00        12/01/2036         1,078
    800       Onondaga County Trust for Cultural Res.                     5.00         5/01/2040           889
  1,265       Rockland County                                             3.75        10/01/2025         1,291
    600       Rockland County                                             5.00        12/15/2021           642
  1,000       Southold Local Dev. Corp.                                   5.00        12/01/2045         1,038
    500       St. Lawrence County IDA                                     4.00         7/01/2043           518
  1,770       St. Lawrence County IDA                                     5.00         9/01/2047         1,983
  1,000       State                                                       5.00         2/15/2039         1,003
    250       Suffolk County EDC                                          5.00         7/01/2033           275
    220       Suffolk County EDC (PRE)                                    5.00         7/01/2028           237
  1,280       Suffolk County EDC                                          5.00         7/01/2028         1,369
  1,020       Suffolk Tobacco Asset Securitization Corp.                  5.38         6/01/2028         1,020
  1,450       Suffolk Tobacco Asset Securitization Corp.                  5.00         6/01/2032         1,531
  1,000       Thruway Auth.                                               4.00         1/01/2056         1,028
  1,375       Tompkins County Dev. Corp.                                  5.00         7/01/2044         1,470
  1,000       Tompkins County Dev. Corp. (PRE)
                (INS - Assured Guaranty Municipal Corp.)                  5.50         7/01/2033         1,069
  1,000       Triborough Bridge & Tunnel Auth. (Zero Coupon)              0.00        11/15/2032           664
  2,000       Troy Capital Resource Corp.                                 5.00         9/01/2030         2,082
  1,000       TSASC, Inc.                                                 5.00         6/01/2041         1,080
  3,000       Urban Dev. Corp.                                            5.00         3/15/2042         3,560
    870       Westchester County Health Care Corp. (PRE)                  6.00        11/01/2030           931
    130       Westchester County Health Care Corp.                        6.00        11/01/2030           138
  1,500       Westchester County Local Dev. Corp.                         5.00         1/01/2034         1,587
  1,000       Westchester County Local Dev. Corp.                         5.00        11/01/2046         1,095
  1,000       Westchester County Local Dev. Corp.                         5.00         6/01/2047         1,118
    500       Westchester Tobacco Asset Securitization                    5.00         6/01/2041           536
  1,000       Yonkers (ETM) (INS - Assured Guaranty Municipal Corp.)      5.00        10/01/2024         1,088
    665       Yonkers (INS - Assured Guaranty Municipal Corp.)            3.00         7/01/2025           696
                                                                                                      --------
                                                                                                       222,869
                                                                                                      --------
              GUAM (3.8%)
  1,000       Antonio B. Won Pat International Airport Auth.
                (INS - Assured Guaranty Municipal Corp.)                  5.75        10/01/2043         1,147
    500       Government                                                  5.00        12/01/2046           536

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$   500       Government                                                  5.00%        1/01/2037      $    516
  1,000       Government                                                  5.00        11/15/2039         1,066
    500       Government Waterworks Auth.                                 5.00         7/01/2035           540
  1,000       Power Auth. (INS - Assured Guaranty Municipal Corp.)        5.00        10/01/2030         1,099
    500       Power Auth. (INS - Assured Guaranty Municipal Corp.)        5.00        10/01/2039           553
  1,165       Power Auth.                                                 5.00        10/01/2037         1,290
  1,000       Waterworks Auth.                                            5.50         7/01/2043         1,084
  1,000       Waterworks Auth.                                            5.00         7/01/2029         1,100
                                                                                                      --------
                                                                                                         8,931
                                                                                                      --------
              PUERTO RICO (0.6%)
  1,390       Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Auth.          5.13         4/01/2032         1,391
                                                                                                      --------
              Total Municipal Obligations (cost: $224,163)                                             233,191
                                                                                                      --------

--------------------------------------------------------------------------------------------------------------
UNITS
--------------------------------------------------------------------------------------------------------------
              LIQUIDATING TRUST (0.2%)
    200       Center for Medical Science, Inc.(g),(h),(i) (cost: $499)                                     585
                                                                                                      --------

              TOTAL INVESTMENTS (COST: $224,662)                                                      $233,776
                                                                                                      ========

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1            LEVEL 2           LEVEL 3              TOTAL
--------------------------------------------------------------------------------------------------------------
Municipal Obligations                               $-           $233,191              $  -           $233,191
Liquidating Trust                                    -                  -               585                585
--------------------------------------------------------------------------------------------------------------
Total                                               $-           $233,191              $585           $233,776
--------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

18  | USAA NEW YORK BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDC         Economic Development Corp.
    ETM         Escrowed to final maturity
    IDA         Industrial Development Authority/Agency
    IDC         Industrial Development Corp.
    MTA         Metropolitan Transportation Authority
    MUNIPSA     Securities Industry and Financial Markets Association (SIFMA)
                Municipal Swap Index
    PRE         Pre-refunded to a date prior to maturity

    Zero Coupon Normally issued at a significant discount from face value and does not provide for periodic interest payments. Income is earned from the purchase date by accreting the purchase discount of the security to par over the life of the security.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS         Principal and interest payments are insured by the name listed.
                Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) At March 31, 2019, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (b) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (c) Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an

================================================================================

20  | USAA NEW YORK BOND FUND

================================================================================

        exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (e) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (f) Floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2019.

    (g) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (h) Security was classified as Level 3.

    (i) Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $224,662)                               $233,776
   Cash                                                                                             333
   Receivables:
       Capital shares sold                                                                           61
       Interest                                                                                   2,539
                                                                                               --------
           Total assets                                                                         236,709
                                                                                               --------
LIABILITIES
   Payables:
       Securities purchased                                                                       3,127
       Capital shares redeemed                                                                       75
       Dividends on capital shares                                                                  119
   Accrued management fees                                                                           62
   Accrued transfer agent's fees                                                                      2
   Other accrued expenses and payables                                                               56
                                                                                               --------
           Total liabilities                                                                      3,441
                                                                                               --------
               Net assets applicable to capital shares outstanding                             $233,268
                                                                                               ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                             $227,498
   Distributable earnings                                                                         5,770
                                                                                               --------
               Net assets applicable to capital shares outstanding                             $233,268
                                                                                               ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $226,973/19,117 capital shares
           outstanding, no par value)                                                          $  11.87
                                                                                               ========
       Adviser Shares (net assets of $6,295/532 capital shares
           outstanding, no par value)                                                          $  11.84
                                                                                               ========

See accompanying notes to financial statements.

================================================================================

22  | USAA NEW YORK BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                               $8,746
                                                                                                 ------
EXPENSES
   Management fees                                                                                  702
   Administration and servicing fees:
       Fund Shares                                                                                  319
       Adviser Shares                                                                                 9
   Transfer agent's fees:
       Fund Shares                                                                                   48
   Distribution and service fees (Note 6):
       Adviser Shares                                                                                15
   Custody and accounting fees:
       Fund Shares                                                                                   94
       Adviser Shares                                                                                 3
   Postage:
       Fund Shares                                                                                    4
   Shareholder reporting fees:
       Fund Shares                                                                                   12
   Trustees' fees                                                                                    36
   Registration fees:
       Fund Shares                                                                                    1
       Adviser Shares                                                                                 1
   Professional fees                                                                                 78
   Other                                                                                             12
                                                                                                 ------
           Total expenses                                                                         1,334
                                                                                                 ------
NET INVESTMENT INCOME                                                                             7,412
                                                                                                 ------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                                 31
   Change in net unrealized appreciation/(depreciation)                                           2,350
                                                                                                 ------
           Net realized and unrealized gain                                                       2,381
                                                                                                 ------
   Increase in net assets resulting from operations                                              $9,793
                                                                                                 ======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

-------------------------------------------------------------------------------------------------------

                                                                                       2019        2018
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                           $  7,412    $  7,559
   Net realized gain on investments                                                      31          60
   Change in net unrealized appreciation/(depreciation)
       of investments                                                                 2,350      (2,382)
                                                                                   --------------------
       Increase in net assets resulting from operations                               9,793       5,237
                                                                                   --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                                       (7,221)     (7,360)
   Adviser Shares                                                                      (190)       (198)
                                                                                   --------------------
       Distributions to shareholders                                                 (7,411)     (7,558)
                                                                                   --------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                        8,566       9,838
   Adviser Shares                                                                       259        (271)
                                                                                   --------------------
       Total net increase in net assets from capital
           share transactions                                                         8,825       9,567
                                                                                   --------------------
   Net increase in net assets                                                        11,207       7,246

NET ASSETS
   Beginning of year                                                                222,061     214,815
                                                                                   --------------------
   End of year                                                                     $233,268    $222,061
                                                                                   ====================

See accompanying notes to financial statements.

================================================================================

24  | USAA NEW YORK BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open- end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA New York Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.

The Fund consists of two classes of shares: New York Bond Fund Shares (Fund Shares) and New York Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed on July 1, 2019, pending satisfaction of certain closing conditions and approvals. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

26  | USAA NEW YORK BOND FUND

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight- line method for short-term securities. The Fund concentrates its investments in New York tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do

================================================================================

28  | USAA NEW YORK BOND FUND

================================================================================

    not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended March 31, 2019, the Fund paid CAPCO facility fees of $2,000, which represents 0.3% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2019.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2019, and 2018, was as follows:

                                               2019                       2018
                                           -------------------------------------
Ordinary income*                           $   13,000                 $        -
Tax-exempt income                           7,398,000                  7,558,000
                                           -------------------------------------
  Total distributions paid                 $7,411,000                 $7,558,000
                                           =====================================

As of March 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                      $   180,000
Accumulated capital and other losses                                  (3,343,000)
Unrealized appreciation of investments                                 9,052,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

30  | USAA NEW YORK BOND FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to partnership basis adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2019, the Fund utilized capital loss carryforwards of $32,000, to offset capital gains. At March 31, 2019, the Fund had net capital loss carryforwards of $3,343,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                    -----------------------------------------
                                  TAX CHARACTER
                    -----------------------------------------
                    (NO EXPIRATION)                  BALANCE
                    ---------------                ----------
                    Short-Term                     $  816,000
                    Long-Term                       2,527,000
                                                   ----------
                    Total                          $3,343,000
                                                   ==========

TAX BASIS OF INVESTMENTS - At March 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                 NET
                                                GROSS           GROSS         UNREALIZED
                                              UNREALIZED      UNREALIZED     APPRECIATION/
FUND                           TAX COST      APPRECIATION    DEPRECIATION   (DEPRECIATION)
------------------------------------------------------------------------------------------
USAA New York Bond Fund      $224,724,000     $9,331,000      $(279,000)      $9,052,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2019, were $35,694,000 and $30,875,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended March 31, 2019 were as follows:

 PURCHASES                      SALES                          NET REALIZED GAIN
--------------------------------------------------------------------------------
$52,000,000                  $21,950,000                              $-

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                       YEAR ENDED               YEAR ENDED
                                    MARCH 31, 2019            MARCH 31, 2018
--------------------------------------------------------------------------------
                                  SHARES       AMOUNT      SHARES         AMOUNT
                                  ----------------------------------------------
FUND SHARES:
Shares sold                        2,564     $ 29,922       1,844       $ 21,991
Shares issued from
  reinvested dividends               507        5,930         509          6,065
Shares redeemed                   (2,333)     (27,286)     (1,528)       (18,218)
                                  ----------------------------------------------
Net increase from capital
  share transactions                 738     $  8,566         825       $  9,838
                                  ==============================================
ADVISER SHARES:
Shares sold                           28     $    328           4       $     56
Shares issued from
  reinvested dividends                 3           30           3             35
Shares redeemed                       (8)         (99)        (30)          (362)
                                  ----------------------------------------------
Net increase (decrease) from
  capital share transactions          23     $    259         (23)      $   (271)
                                  ==============================================

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund,

================================================================================

32  | USAA NEW YORK BOND FUND

================================================================================

and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of the average daily net assets of the Fund, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. For the year ended March 31, 2019, the Fund's effective annualized base fee was 0.37% of the Fund's average daily net assets for the same period.

The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper New York Municipal Debt Funds Index. The Lipper New York Municipal Debt Funds Index tracks the total return performance of funds within the Lipper New York Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper New York Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended March 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $702,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(101,000) and $(3,000), respectively.

For the Fund Shares and Adviser Shares, the performance adjustments were (0.05)% and (0.05)%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2019, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $319,000 and $9,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2019, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2019, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $48,000 and less than $500, respectively. Additionally, the Fund recorded a capital contribution and a receivable from SAS of less than $500 at March 31, 2019, for adjustments related to corrections to certain shareholder transactions.

================================================================================

34  | USAA NEW YORK BOND FUND

================================================================================

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $15,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA a large, diversified financial services institution. At March 31, 2019, USAA and its affiliates owned 420,000 Adviser Shares, which represents 79.0% of the Adviser Shares outstanding and 2.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(9) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

================================================================================

36  | USAA NEW YORK BOND FUND

================================================================================

(10) SUBSEQUENT EVENT

As discussed in Note 1, a special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement (the "New Advisory Agreement") between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. The New Advisory Agreement will become effective upon the closing of the Transaction (as discussed in Note 1) whereby AMCO will be acquired by Victory Holdings, the parent company of Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MARCH 31,
                                  ---------------------------------------------------------------------
                                      2019           2018         2017             2016            2015
                                  ---------------------------------------------------------------------
Net asset value at
  beginning of period             $  11.76       $  11.88     $  12.28         $  12.29        $  11.93
                                  ---------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .40            .41          .42              .43             .44
  Net realized and
    unrealized gain (loss)             .11           (.12)        (.41)            (.01)            .36
                                  ---------------------------------------------------------------------
Total from investment
  operations                           .51            .29          .01              .42             .80
                                  ---------------------------------------------------------------------
Less distributions from:
  Net investment income               (.40)          (.41)        (.41)            (.43)           (.44)
                                  ---------------------------------------------------------------------
Net asset value at
  end of period                   $  11.87       $  11.76     $  11.88         $  12.28        $  12.29
                                  =====================================================================
Total return (%)*                     4.41           2.45          .10             3.50            6.76
Net assets at end
  of period (000)                 $226,973       $216,090     $208,513         $211,136        $211,634
Ratios to average
  daily net assets:**
  Expenses (%)(a)                      .60            .59          .61(b)           .66(b)          .66(b)
  Net investment
    income (%)                        3.39           3.43         3.41             3.53            3.58
Portfolio turnover (%)                  15              6           10               10               5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $212,732,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

38  | USAA NEW YORK BOND FUND

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MARCH 31,
                                       -------------------------------------------------------------------
                                         2019           2018         2017             2016            2015
                                       -------------------------------------------------------------------
Net asset value at
  beginning of period                  $11.73         $11.85       $12.25           $12.26          $11.90
                                       -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .37            .38          .39              .41             .41
  Net realized and
    unrealized gain (loss)                .11           (.12)        (.40)            (.01)            .36
                                       -------------------------------------------------------------------
Total from investment
  operations                              .48            .26         (.01)             .40             .77
                                       -------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.37)          (.38)        (.39)            (.41)           (.41)
                                       -------------------------------------------------------------------
Net asset value at
  end of period                        $11.84         $11.73       $11.85           $12.25          $12.26
                                       ===================================================================
Total return (%)*                        4.16           2.19         (.13)            3.30            6.51
Net assets at
  end of period (000)                  $6,295         $5,971       $6,302           $5,856          $5,638
Ratios to average daily
  net assets:**
  Expenses (%)(a)                         .85            .84          .83(b)           .85(b)          .90(b),(c)
  Expenses, excluding
    reimbursements (%)(a)                 .85            .84          .83(b)           .85(b)          .90(b),(c)
Net investment
  income (%)                             3.15           3.18         3.19             3.34            3.34
Portfolio turnover (%)                     15              6           10               10               5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were $6,041,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(c) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  39

================================================================================

EXPENSE EXAMPLE

March 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2018, through March 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate

================================================================================

40  | USAA NEW YORK BOND FUND

================================================================================

the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                       EXPENSES PAID
                                      BEGINNING           ENDING       DURING PERIOD*
                                    ACCOUNT VALUE     ACCOUNT VALUE   OCTOBER 1, 2018 -
                                   OCTOBER 1, 2018    MARCH 31, 2019   MARCH 31, 2019
                                   --------------------------------------------------
FUND SHARES
Actual                                $1,000.00         $1,036.00            $3.05

Hypothetical
  (5% return before expenses)          1,000.00          1,021.94             3.02

ADVISER SHARES
Actual                                 1,000.00          1,034.80             4.36

Hypothetical
  (5% return before expenses)          1,000.00          1,020.64             4.33

*Expenses are equal to the annualized expense ratio of 0.60% for Fund Shares and 0.86% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.60% for Fund Shares and 3.48% for Adviser Shares for the six-month period of October 1, 2018, through March 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

ADVISORY AGREEMENT

March 31, 2019

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

42  | USAA NEW YORK BOND FUND

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

                                                        ADVISORY AGREEMENT |  43

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

44  | USAA NEW YORK BOND FUND

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

                                                        ADVISORY AGREEMENT |  45

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.
(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.
(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

46  | USAA NEW YORK BOND FUND

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

                                                        ADVISORY AGREEMENT |  47

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

48  | USAA NEW YORK BOND FUND

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

                                                        ADVISORY AGREEMENT |  49

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

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50  | USAA NEW YORK BOND FUND

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

                                                        ADVISORY AGREEMENT |  51

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

52  | USAA NEW YORK BOND FUND

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

                                                        ADVISORY AGREEMENT |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

54  | USAA NEW YORK BOND FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

56  | USAA NEW YORK BOND FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA NEW YORK BOND FUND

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

60  | USAA NEW YORK BOND FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-present); Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

62  | USAA NEW YORK BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA TAX EXEMPT INTERMEDIATE-TERM FUND]

================================================================================

       ANNUAL REPORT
       USAA TAX EXEMPT INTERMEDIATE-TERM FUND
       FUND SHARES (USATX) o ADVISER SHARES (UTEIX)
       MARCH 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"HISTORICALLY, AN INVERTED YIELD CURVE HAS BEEN
A RELIABLE INDICATOR OF A COMING RECESSION,         [PHOTO OF BROOKS ENGLEHARDT]
THOUGH I WOULD NOTE THAT THE LAG BETWEEN AN
INVERSION AND A RECESSION HAS BEEN INCONSISTENT."

--------------------------------------------------------------------------------

MAY 2019

Shifting expectations about the Federal Reserve's (Fed) monetary policy drove the performance of the financial markets during the 12-month reporting period. At the beginning of the period, the Fed was expected to continue increasing short-term interest rates. By the end of the period, investors believed policymakers would not increase interest rates at all during 2019.

The Fed, which had raised short-term rates in March 2018--just before the period started--implemented additional interest rate hikes in June 2018 and September 2018, citing ongoing strength in the U.S. economy. In this environment, U.S. stocks posted steady gains, hitting their high of the reporting period in early October 2018. The U.S. stock market subsequently retreated on worries that the Fed might overshoot, meaning that policymakers could raise short-term interest rates too quickly and stifle U.S. economic growth. Equity market volatility also increased outside of the United States, as investor uncertainty about Fed monetary policy amplified concerns about a slowdown in the pace of global economic growth and possible changes to the global trade regime. The Fed increased this uncertainty with another interest rate hike in December 2018, sending U.S. stocks to their lowest levels of the reporting period. However, in January 2019, stocks rallied after Fed Chair Jerome Powell said the central bank was committed to supporting U.S. economic expansion and that its monetary policy would be responsive to changing conditions. Stock prices continued to advance through the end of the first quarter of 2019, recovering almost all of the ground they had lost in late 2018. Notably, in the first quarter of 2019, the U.S. stock market recorded its largest quarterly gain since the 2008 financial crisis.

In the fixed income market, intermediate- and longer-term yields ended the reporting period lower than they started, driving up bond prices, which move in the opposite direction of yields. Yields had climbed during the first seven months of the reporting period, as the Fed continued to hike short-term interest rates. The yield on the 10-year U.S. Treasury note, which began in April 2018 at 2.74%, rose to 3.24% on November 8(th)--its high point of the reporting period. Yields then declined, falling back below 3% in early December 2018, as investors dialed back their expectations for Fed interest rate

================================================================================

================================================================================

hikes amid concern about a possible slowdown in economic growth. Near the end of the reporting period, the 10-year Treasury yield dropped to 2.38%, its lowest level since 2017, after the Fed downgraded its outlook for the U.S. economy and signaled that it might not raise interest rates during 2019.

At the same time, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. Historically, an inverted yield curve has been a reliable indicator of a coming recession, though I would note that the lag between an inversion and a recession has been inconsistent. At USAA Investments, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years.

Against this backdrop, I am pleased to say that USAA's tax-exempt portfolios generated positive returns during the reporting period. Market conditions were one reason for the solid performance--supply-and-demand conditions were favorable and municipal bond yields fell--but the hard work of the municipal investment team deserves the largest share of praise. Our experienced professionals sought opportunities that had the potential to enhance the performance of the portfolios, as well as investments that could provide higher yields to shareholders.

As I write to you, spring is well underway. It may be a good time to give your portfolio a spring cleaning. In my experience, financial matters can end up on the back burner when spring turns into summer and we embark on vacations or take time out to enjoy get-togethers with family and friends. If you have questions about your portfolio or would like to review your investment plan, please give one of our financial advisors a call. They can help you make sure you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

   Distributions to Shareholders                                              11

   Report of Independent Registered
     Public Accounting Firm                                                   12

   Portfolio of Investments                                                   13

   Notes to Portfolio of Investments                                          47

   Financial Statements                                                       50

   Notes to Financial Statements                                              53

   Financial Highlights                                                       65

EXPENSE EXAMPLE                                                               67

ADVISORY AGREEMENT                                                            69

TRUSTEES' AND OFFICERS' INFORMATION                                           81

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

      [PHOTO OF REGINA G. CONKLIN]                   [PHOTO OF DALE R. HOFFMANN]

      REGINA G. CONKLIN, CPA, CFA                    DALE R. HOFFMANN
      USAA Asset                                     USAA Asset
      Management Company                             Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Tax-exempt bonds generated positive returns during the reporting period ended March 31, 2019, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) Municipal bond yields were on an upward trajectory until early November 2018, when they hit their highs of the reporting period in anticipation of continued short-term interest rate increases by the Federal Reserve (Fed). In November 2018, changing expectations about Fed monetary policy and heightened risk aversion sent municipal bond yields lower. Speculation that the Fed might pause its interest rate increases reinforced the downward trend, with municipal bond yields--especially those on intermediate- and longer-term maturities--falling substantially during March 2019 amid signs the Fed might not raise interest rates at all in 2019.

    Tax-exempt bonds also benefited from supply-and-demand dynamics. Supply was tight, as new issuance generally failed to keep pace with demand. The drop in new issuance was due in large part to tax law changes, effective
    January 1, 2018, that eliminated the tax exemption for advance refunding bonds. Demand was intense, with many new deals significantly oversubscribed as investors sought to reinvest the proceeds from maturing and called bonds. The buying was dominated by U.S. individuals, who tend to favor municipal bonds for their relative safety and incremental yield. Some observers suggested that a $10,000 cap on state and local tax deductions contributed to U.S. individuals' appetite for tax-advantaged investments.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    The municipal bond yield curve flattened during the reporting period, as intermediate- and longer-term yields fell more than shorter-term yields.
    The yields on three-year, 10-year, and 30-year AAA general obligation bonds fell 26, 56, and 35 basis points, respectively. (A basis point is 1/100(th) of a percent.) Meanwhile, municipal bond credit spreads tightened as investors searched for yield opportunities. (Municipal credit spreads are the difference in yields between municipal bonds with similar maturities but different credit ratings.)

    Municipal bond credit quality remained solid during the reporting period, largely due to increasing revenues and sound fiscal management. State and local governments, which have broad taxing powers, are required by law to balance their budgets. Many continued to take action during the reporting period to address tough fiscal challenges.

o HOW DID THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2019, the Fund Shares and Adviser Shares had a total return of 5.06% and 4.75%, respectively, versus an average return of 4.34% amongst the funds in the Lipper Intermediate Municipal Debt Funds category. This compares to returns of 4.64% for the Lipper Intermediate Municipal Debt Funds Index, 5.09% for the Bloomberg Barclays Municipal 1-15 Years Blend Index*, and 5.38% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 3.00% and 2.78%, respectively, compared to the Lipper category average of 2.35%.

    Refer to page 4 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of August 1, 2018, the Bloomberg Barclays Municipal 1-15 Years Blend Index replaced the Bloomberg Barclays Municipal Bond Index as the Fund's primary broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

2  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

    Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the portfolio.

    The Fund continues to hold a diversified portfolio of longer-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

               o AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 o

-------------------------------------------------------------------------------------------------------
                                                                                  SINCE       INCEPTION
                                      1 YEAR       5 YEAR        10 YEAR        INCEPTION*       DATE
-------------------------------------------------------------------------------------------------------
Fund Shares                           5.06%        3.24%          4.93%             -              -
Adviser Shares                        4.75%        2.96%             -            3.59%         8/01/10
Bloomberg Barclays Municipal
  1-15 Years Blend Index**            5.09%        3.05%          3.84%             -              -
Bloomberg Barclays Municipal
  Bond Index***                       5.38%        3.73%          4.71%             -              -
Lipper Intermediate Municipal
  Debt Funds Index****                4.64%        2.90%          3.88%             -              -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**As of August 1, 2018, the Bloomberg Barclays Municipal 1-15 Years Blend Index replaced the Bloomberg Barclays Municipal Bond Index as it more closely represents the securities held by the Fund. The Bloomberg Barclays 1-15 Years Municipal Blend Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Barclays Municipal Bond Index.

***The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Bloomberg Barclays Municipal Bond Index because it does not reflect any deduction for fees, expenses, or taxes.

****The unmanaged Lipper Intermediate Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Intermediate Municipal Debt Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2019

--------------------------------------------------------------------------------
             TOTAL RETURN      =      DIVIDEND RETURN       +       PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS         4.93%         =          3.73%             +          1.20%
5 YEARS          3.24%         =          3.22%             +          0.02%
1 YEAR           5.06%         =          3.15%             +          1.91%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2010-MARCH 31, 2019

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

--------------------------------------------------------------------------
                                                                CHANGE IN
                  TOTAL RETURN       DIVIDEND RETURN           SHARE PRICE
--------------------------------------------------------------------------
3/31/10              13.07%               5.01%                    8.06%
3/31/11               2.29%               4.34%                   -2.05%
3/31/12              11.25%               4.47%                    6.78%
3/31/13               6.31%               3.77%                    2.54%
3/31/14               0.85%               3.69%                   -2.84%
3/31/15               5.14%               3.42%                    1.72%
3/31/16               3.48%               3.33%                    0.15%
3/31/17              -0.84%               3.05%                   -3.89%
3/31/18               3.47%               3.16%                    0.31%
3/31/19               5.06%               3.15%                    1.91%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/19, and assuming marginal federal tax
rates of:                            24.00%      32.00%      38.80%*     40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD        DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years           3.73%              4.91%       5.49%       6.09%       6.30%
5 Years            3.22%              4.24%       4.74%       5.26%       5.44%
1 Year             3.15%              4.14%       4.63%       5.15%       5.32%

To match the Fund Shares' closing 30-day SEC Yield of 2.23% on 3/31/19

A FULLY TAXABLE INVESTMENT MUST PAY:  2.93%       3.28%       3.64%       3.77%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

6  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.02% on 3/31/19 and assuming marginal federal tax
rates of:                              24.00%     32.00%     38.80%*     40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY:    2.66%      2.97%      3.30%       3.41%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                       USAA TAX EXEMPT          BLOOMBERG BARCLAYS       LIPPER INTERMEDIATE        BLOOMBERG BARCLAYS
                      INTERMEDIATE-TERM          MUNICIPAL BOND             MUNICIPAL DEBT         1-15 YEAR MUNICIPAL
                         FUND SHARES                 INDEX                   FUNDS INDEX               BLEND INDEX
03/31/09                 $10,000.00                $10,000.00                $10,000.00                $10,000.00
04/30/09                  10,243.00                 10,199.77                 10,169.78                 10,130.97
05/31/09                  10,479.00                 10,307.67                 10,285.08                 10,180.30
06/30/09                  10,393.00                 10,211.11                 10,203.39                 10,105.85
07/31/09                  10,590.00                 10,381.95                 10,372.50                 10,279.42
08/31/09                  10,757.00                 10,559.44                 10,481.63                 10,356.12
09/30/09                  11,202.00                 10,938.39                 10,782.27                 10,599.21
10/31/09                  11,019.00                 10,708.78                 10,569.68                 10,433.71
11/30/09                  11,127.00                 10,797.26                 10,731.13                 10,565.12
12/31/09                  11,170.00                 10,833.75                 10,752.27                 10,560.64
01/31/10                  11,243.00                 10,890.17                 10,810.95                 10,621.19
02/28/10                  11,354.00                 10,995.73                 10,917.20                 10,722.10
03/31/10                  11,307.00                 10,969.40                 10,858.42                 10,661.55
04/30/10                  11,449.00                 11,102.71                 10,962.62                 10,760.23
05/31/10                  11,532.00                 11,185.98                 11,037.19                 10,840.06
06/30/10                  11,529.00                 11,192.63                 11,039.54                 10,862.49
07/31/10                  11,671.00                 11,332.20                 11,182.69                 11,004.22
08/31/10                  11,916.00                 11,591.65                 11,408.76                 11,214.57
09/30/10                  11,913.00                 11,573.54                 11,371.48                 11,171.06
10/31/10                  11,873.00                 11,541.48                 11,344.18                 11,145.05
11/30/10                  11,662.00                 11,310.69                 11,173.97                 11,011.84
12/31/10                  11,487.00                 11,091.51                 11,012.14                 10,874.15
01/31/11                  11,390.00                 11,009.80                 10,953.15                 10,832.44
02/28/11                  11,589.00                 11,185.07                 11,109.45                 10,971.92
03/31/11                  11,567.00                 11,147.80                 11,077.43                 10,957.57
04/30/11                  11,749.00                 11,347.44                 11,245.43                 11,118.59
05/31/11                  11,930.00                 11,541.35                 11,403.61                 11,251.79
06/30/11                  12,000.00                 11,581.62                 11,430.69                 11,272.43
07/31/11                  12,118.00                 11,699.81                 11,533.23                 11,370.65
08/31/11                  12,273.00                 11,899.97                 11,687.73                 11,546.91
09/30/11                  12,383.00                 12,022.99                 11,737.21                 11,593.11
10/31/11                  12,348.00                 11,978.29                 11,690.40                 11,548.26
11/30/11                  12,438.00                 12,049.05                 11,777.90                 11,634.37
12/31/11                  12,655.00                 12,278.27                 11,986.97                 11,830.82
01/31/12                  12,940.00                 12,562.22                 12,215.01                 12,021.44
02/29/12                  12,943.00                 12,574.60                 12,218.54                 12,023.68
03/31/12                  12,869.00                 12,492.90                 12,117.36                 11,933.98
04/30/12                  13,025.00                 12,637.02                 12,253.17                 12,060.01
05/31/12                  13,134.00                 12,741.93                 12,329.42                 12,130.43
06/30/12                  13,137.00                 12,728.24                 12,308.69                 12,117.42
07/31/12                  13,303.00                 12,929.97                 12,469.05                 12,265.43
08/31/12                  13,337.00                 12,944.69                 12,481.23                 12,268.12
09/30/12                  13,413.00                 13,022.88                 12,553.28                 12,336.74
10/31/12                  13,463.00                 13,059.63                 12,580.07                 12,359.17
11/30/12                  13,694.00                 13,274.78                 12,757.29                 12,512.56
12/31/12                  13,566.00                 13,110.71                 12,614.48                 12,391.46
01/31/13                  13,622.00                 13,165.32                 12,652.43                 12,422.41
02/28/13                  13,701.00                 13,205.19                 12,701.80                 12,463.22
03/31/13                  13,681.00                 13,148.24                 12,662.36                 12,434.07
04/30/13                  13,800.00                 13,292.37                 12,774.58                 12,544.85
05/31/13                  13,672.00                 13,130.00                 12,620.44                 12,407.61
06/30/13                  13,329.00                 12,758.22                 12,321.15                 12,149.71
07/31/13                  13,280.00                 12,646.67                 12,282.01                 12,125.49
08/31/13                  13,134.00                 12,466.18                 12,150.80                 12,020.54
09/30/13                  13,356.00                 12,734.50                 12,361.84                 12,219.68
10/31/13                  13,459.00                 12,835.10                 12,454.27                 12,308.49
11/30/13                  13,432.00                 12,808.65                 12,418.95                 12,280.23
12/31/13                  13,424.00                 12,775.94                 12,396.50                 12,260.94
01/31/14                  13,653.00                 13,024.84                 12,585.97                 12,440.80
02/28/14                  13,778.00                 13,177.57                 12,704.28                 12,557.86
03/31/14                  13,796.00                 13,199.72                 12,679.66                 12,538.12
04/30/14                  13,929.00                 13,358.31                 12,808.71                 12,663.71
05/31/14                  14,074.00                 13,530.32                 12,936.27                 12,779.42
06/30/14                  14,070.00                 13,542.05                 12,929.87                 12,780.32
07/31/14                  14,100.00                 13,565.90                 12,950.77                 12,804.09
08/31/14                  14,224.00                 13,730.22                 13,070.05                 12,924.29
09/30/14                  14,240.00                 13,744.17                 13,075.83                 12,924.29
10/31/14                  14,325.00                 13,838.39                 13,140.69                 12,992.47
11/30/14                  14,341.00                 13,862.36                 13,145.83                 13,006.82
12/31/14                  14,413.00                 13,932.21                 13,187.50                 13,040.90
01/31/15                  14,589.00                 14,179.16                 13,386.88                 13,239.15
02/28/15                  14,468.00                 14,032.94                 13,270.38                 13,123.43
03/31/15                  14,505.00                 14,073.47                 13,292.76                 13,150.79
04/30/15                  14,448.00                 13,999.58                 13,241.22                 13,101.90
05/31/15                  14,413.00                 13,960.88                 13,192.17                 13,064.68
06/30/15                  14,388.00                 13,948.24                 13,179.12                 13,063.33
07/31/15                  14,473.00                 14,049.23                 13,253.06                 13,143.16
08/31/15                  14,489.00                 14,076.86                 13,273.50                 13,167.83
09/30/15                  14,582.00                 14,178.76                 13,354.82                 13,261.12
10/31/15                  14,623.00                 14,235.19                 13,408.92                 13,312.25
11/30/15                  14,683.00                 14,291.75                 13,449.41                 13,339.61
12/31/15                  14,792.00                 14,392.22                 13,532.83                 13,409.58
01/31/16                  14,937.00                 14,563.97                 13,674.48                 13,568.80
02/29/16                  14,948.00                 14,586.78                 13,682.79                 13,592.57
03/31/16                  15,009.00                 14,633.04                 13,722.57                 13,605.58
04/30/16                  15,105.00                 14,740.68                 13,806.40                 13,687.66
05/31/16                  15,165.00                 14,780.55                 13,817.35                 13,693.49
06/30/16                  15,403.00                 15,015.64                 14,002.64                 13,863.47
07/31/16                  15,385.00                 15,024.76                 14,002.68                 13,881.86
08/31/16                  15,413.00                 15,045.09                 14,021.38                 13,886.80
09/30/16                  15,352.00                 14,970.03                 13,972.62                 13,836.56
10/31/16                  15,186.00                 14,812.87                 13,864.28                 13,724.43
11/30/16                  14,562.00                 14,260.47                 13,395.45                 13,282.20
12/31/16                  14,716.00                 14,427.92                 13,511.34                 13,410.93
01/31/17                  14,754.00                 14,523.05                 13,580.68                 13,505.56
02/28/17                  14,830.00                 14,623.92                 13,658.45                 13,595.71
03/31/17                  14,887.00                 14,655.58                 13,691.72                 13,618.59
04/30/17                  15,004.00                 14,761.92                 13,785.79                 13,715.91
05/31/17                  15,215.00                 14,996.22                 13,959.93                 13,895.32
06/30/17                  15,201.00                 14,942.40                 13,917.62                 13,842.39
07/31/17                  15,294.00                 15,063.33                 14,006.80                 13,943.76
08/31/17                  15,438.00                 15,178.01                 14,110.12                 14,036.15
09/30/17                  15,411.00                 15,100.86                 14,060.33                 13,970.67
10/31/17                  15,460.00                 15,137.61                 14,073.82                 13,990.40
11/30/17                  15,430.00                 15,056.56                 13,995.00                 13,876.93
12/31/17                  15,564.00                 15,213.97                 14,105.01                 13,991.75
01/31/18                  15,415.00                 15,034.92                 13,992.64                 13,869.75
02/28/18                  15,337.00                 14,989.97                 13,948.98                 13,834.32
03/31/18                  15,401.00                 15,045.22                 13,979.60                 13,864.82
04/30/18                  15,381.00                 14,991.53                 13,944.20                 13,828.04
05/31/18                  15,525.00                 15,163.28                 14,079.58                 13,957.21
06/30/18                  15,540.00                 15,176.18                 14,093.92                 13,981.88
07/31/18                  15,577.00                 15,213.06                 14,135.19                 14,026.73
08/31/18                  15,608.00                 15,252.03                 14,152.63                 14,051.85
09/30/18                  15,549.00                 15,153.38                 14,079.60                 13,973.36
10/31/18                  15,446.00                 15,060.07                 14,002.22                 13,915.95
11/30/18                  15,597.00                 15,226.75                 14,131.30                 14,057.68
12/31/18                  15,757.00                 15,409.05                 14,265.26                 14,212.86
01/31/19                  15,868.00                 15,525.55                 14,375.48                 14,333.51
02/28/19                  15,958.00                 15,608.69                 14,456.25                 14,403.03
03/31/19                  16,179.00                 15,855.38                 14,628.68                 14,570.33

                                   [END CHART]

                       Data from 3/31/09 through 3/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Shares to the benchmarks listed above (see page 4 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                          O TOP 10 INDUSTRIES - 3/31/19 O
                                (% of Net Assets)

Hospital ................................................................. 19.2%
General Obligation ....................................................... 11.6%
Special Assessment/Tax/Fee ............................................... 10.3%
Education ................................................................  8.5%
Toll Road ................................................................  6.7%
Appropriated Debt ........................................................  6.4%
Escrowed Bonds ...........................................................  5.6%
Electric Utilities .......................................................  5.0%
Electric/Gas Utility .....................................................  4.7%
Airport/Port .............................................................  4.1%

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/19 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         1.3%
AA                                                                         30.3%
A                                                                          43.7%
BBB                                                                        17.3%
BB                                                                          1.8%
B                                                                           0.4%
UNRATED                                                                     5.2%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

10  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2019:

                                   AX-EXEMPT
                                  INCOME(1, 2)
                                  ------------
                                      100%
                                  ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT INTERMEDIATE-TERM
FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Intermediate-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2019

================================================================================

12  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2019

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
            MUNICIPAL OBLIGATIONS (100.0%)

            ALABAMA (1.7%)
$ 1,400     Columbia Industrial Dev. Board
              (Put Date 4/01/2019)(a)                                    1.56%          12/01/2037       $    1,400
  8,000     Infirmary Health System Special Care
              Facilities Financing Auth. of Mobile                       5.00            2/01/2036            8,929
  5,000     Lower Alabama Gas District                                   5.00            9/01/2027            5,817
  7,000     Lower Alabama Gas District                                   5.00            9/01/2028            8,213
 35,000     Lower Alabama Gas District                                   5.00            9/01/2034           42,261
  4,330     Mobile County IDA (Put Date 4/01/2019)(a)                    1.45            7/15/2032            4,330
  5,955     Montgomery Medical Clinic Board                              5.00            3/01/2033            6,582
  1,750     Montgomery Medical Clinic Board                              5.00            3/01/2036            1,919
                                                                                                         ----------
                                                                                                             79,451
                                                                                                         ----------
            ARIZONA (2.8%)
 20,310     Apache County IDA                                            4.50            3/01/2030           21,368
  6,585     City of Phoenix IDA(b)                                       3.75            7/01/2024            6,748
 11,100     City of Phoenix IDA(b)                                       5.00            7/01/2034           11,979
  1,675     City of Phoenix IDA                                          5.00            7/01/2036            1,822
  4,250     City of Phoenix IDA                                          5.00           10/01/2036            4,773
  6,000     Health Facilities Auth.                                      5.00            2/01/2027            6,510
 16,000     Health Facilities Auth. (MUNIPSA + 1.85%)
              (Put Date 2/05/2020)(c)                                    3.35(d)         2/01/2048           16,085
 30,000     Health Facilities Auth. (MUNIPSA + 1.85%)
             (Put Date 2/01/2023)(c)                                     3.35(d)         2/01/2048           31,259
  1,000     IDA of the County of Yavapai
              (Put Date 6/03/2019)(c)                                    1.95            4/01/2029            1,000
  3,270     Phoenix Civic Improvement Corp. (INS -
             National Public Finance Guarantee Corp.)                    5.50            7/01/2024            3,857
  2,115     Phoenix Civic Improvement Corp. (INS -
              National Public Finance Guarantee Corp.)                   5.50            7/01/2025            2,556
  2,680     Pima County IDA                                              4.50            6/01/2030            2,831
    910     Pima County IDA(b)                                           4.00            6/15/2022              922
  4,900     Pima County IDA(b)                                           4.13            6/15/2029            4,971
  2,000     Pinal County IDA (INS - ACA Financial
              Guaranty Corp.)                                            5.25           10/01/2020            2,003

================================================================================

                                                   PORTFOLIO OF INVESTMENTS | 13

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,250     Pinal County IDA (INS - ACA Financial
              Guaranty Corp.)                                            5.25%          10/01/2022       $    1,251
  2,000     Pinal County IDA (INS - ACA Financial
              Guaranty Corp.)                                            4.50           10/01/2025            2,001
  3,540     State (INS - Assured Guaranty Municipal Corp.)               5.00           10/01/2019            3,600
  7,275     State (INS - Assured Guaranty Municipal Corp.)               5.25           10/01/2020            7,410
                                                                                                         ----------
                                                                                                            132,946
                                                                                                         ----------
            ARKANSAS (0.7%)
 29,000     Dev. Finance Auth. (MUNIPSA + 1.55%)
              (Put Date 9/01/2022)(c)                                    3.05(d)         9/01/2044           29,509
  4,290     Pulaski Technical College (INS - Build America
             Mutual Assurance Co.)                                       5.00            9/01/2030            4,994
                                                                                                         ----------
                                                                                                             34,503
                                                                                                         ----------
            CALIFORNIA (7.8%)
    500     Anaheim Public Financing Auth.                               5.00            5/01/2028              577
    500     Anaheim Public Financing Auth.                               5.00            5/01/2029              575
  1,000     Anaheim Public Financing Auth.                               5.00            5/01/2030            1,144
 17,000     Bay Area Toll Auth. (MUNIPSA + 1.10%)
              (Put Date 4/01/2024)(c)                                    2.60(d)         4/01/2045           17,457
 10,000     Bay Area Toll Auth. (MUNIPSA + 0.90%)
              (Put Date 5/01/2023)(c)                                    2.40(d)         4/01/2045           10,150
  1,510     Cerritos CCD (Zero Coupon)                                   0.00            8/01/2025            1,327
  1,000     Cerritos CCD (Zero Coupon)                                   0.00            8/01/2027              827
  1,000     Cerritos CCD (Zero Coupon)                                   0.00            8/01/2028              801
  1,520     Chula Vista Municipal Financing Auth.                        5.00            9/01/2027            1,779
  1,700     Chula Vista Municipal Financing Auth.                        5.00            9/01/2028            1,981
  1,785     Chula Vista Municipal Financing Auth.                        5.00            9/01/2029            2,074
  2,635     Chula Vista Municipal Financing Auth.                        5.00            9/01/2030            3,042
  2,095     Chula Vista Municipal Financing Auth.                        5.00            9/01/2031            2,407
  1,000     City of Irvine                                               5.00            9/02/2029            1,114
  1,605     City of Tulare Sewer (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           11/15/2032            1,879
  1,570     City of Tulare Sewer (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           11/15/2033            1,831
  3,655     City of Tulare Sewer (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           11/15/2034            4,249
  2,340     City of Tulare Sewer (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           11/15/2035            2,714
 10,000     City of Upland (PRE)                                         6.00            1/01/2026           10,793
  6,810     El Camino CCD (Zero Coupon)                                  0.00            8/01/2026            5,848
  7,665     El Camino CCD (Zero Coupon)                                  0.00            8/01/2027            6,398
  5,500     El Camino CCD (Zero Coupon)                                  0.00            8/01/2028            4,461

================================================================================

14  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$12,910     El Centro Financing Auth. (LIQ - Deutsche
              Bank A.G.) (LOC - Deutsche Bank A.G.)
              (Put Date 4/05/2019)(a),(b)                                1.85%           7/01/2058       $   12,910
  5,500     Foothill-Eastern Transportation Corridor
              Agency (INS - Assured Guaranty Municipal
              Corp.) (Zero Coupon)                                       0.00            1/15/2035            3,265
  1,000     Fresno Joint Powers Financing Auth. (INS -
              Assured Guaranty Municipal Corp.)                          5.00            4/01/2032            1,182
  1,000     Fresno Joint Powers Financing Auth. (INS -
              Assured Guaranty Municipal Corp.)                          5.00            4/01/2035            1,165
    420     Fresno Joint Powers Financing Auth. (INS -
              Assured Guaranty Municipal Corp.)                          5.00            4/01/2036              487
 46,605     Golden State Tobacco Securitization Corp.
              (INS - Assured Guaranty Municipal Corp.)
              (Zero Coupon)                                              0.00            6/01/2025           41,230
  8,500     Health Facilities Financing Auth.
              (Put Date 10/01/2025)(c)                                   2.00           10/01/2036            8,581
  5,000     Health Facilities Financing Auth.                            5.25            8/15/2031            5,417
  2,000     Health Facilities Financing Auth.                            5.00            8/15/2027            2,158
  5,000     Irvine Unified School District (INS - Assured
              Guaranty Municipal Corp.)                                  5.25            9/01/2019            5,082
  2,500     Irvine Unified School District (INS - Assured
              Guaranty Municipal Corp.)                                  4.50            9/01/2020            2,531
  1,300     Los Angeles County                                           5.00            3/01/2023            1,476
  3,500     Pittsburg Successor Agency Redev. Agency
              (INS - Assured Guaranty Municipal Corp.)                   5.00            9/01/2027            4,189
  2,640     Pittsburg Successor Agency Redev. Agency
              (INS - Assured Guaranty Municipal Corp.)                   5.00            9/01/2028            3,150
 10,000     Public Works Board                                           5.00            4/01/2028           10,916
  5,000     Public Works Board                                           5.00            4/01/2029            5,455
  3,000     Public Works Board                                           5.13            3/01/2023            3,098
  2,500     Public Works Board                                           5.25            3/01/2024            2,584
  2,000     Public Works Board                                           5.38            3/01/2025            2,068
  6,400     Public Works Board (PRE)                                     5.50            4/01/2021            6,400
  6,755     Public Works Board (PRE)                                     5.60            4/01/2022            6,755
  3,130     Public Works Board (PRE)                                     5.75            4/01/2023            3,130
  1,185     Public Works Board                                           5.00           11/01/2023            1,326
  2,000     Public Works Board                                           5.00           11/01/2024            2,236
  7,000     Public Works Board                                           5.00           11/01/2028            7,764
  1,250     Public Works Board                                           5.00            3/01/2025            1,408
  1,365     Public Works Board                                           5.00            3/01/2026            1,533
 11,465     Public Works Board                                           5.00           10/01/2031           13,153
  1,635     San Diego Public Facilities Financing Auth.                  5.00           10/15/2033            1,925

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,000     San Diego Public Facilities Financing Auth.                  5.00%          10/15/2034       $    1,174
  1,250     San Diego Public Facilities Financing Auth.                  5.00           10/15/2035            1,463
    775     San Diego Public Facilities Financing Auth.                  5.00           10/15/2030              922
  1,000     San Diego Public Facilities Financing Auth.                  5.00           10/15/2031            1,185
  1,000     San Diego Public Facilities Financing Auth.                  5.00           10/15/2032            1,181
    980     San Diego Tobacco Settlement Revenue
              Funding Corp.                                              4.00            6/01/2032            1,006
  5,000     San Francisco City & County Airport
              Comm-San Francisco International Airport                   5.25            5/01/2022            5,016
  7,000     San Francisco City & County Airport
              Comm-San Francisco International Airport                   5.25            5/01/2023            7,022
  4,800     San Francisco City & County Airport
              Comm-San Francisco International Airport                   4.90            5/01/2029            4,904
    500     School Finance Auth.(b)                                      5.00            8/01/2031              556
  1,600     School Finance Auth.(b)                                      5.00            8/01/2036            1,752
 27,445     State                                                        5.75            4/01/2027           27,534
 20,000     State                                                        5.25           10/01/2022           20,384
 10,000     State University                                             5.00           11/01/2029           11,653
 10,000     State University                                             5.00           11/01/2033           11,695
  6,400     Statewide Communities Dev. Auth.
              (Put Date 4/05/2019)(a)                                    1.38            4/01/2036            6,400
  1,000     Statewide Communities Dev. Auth.                             5.13            5/15/2031            1,063
  1,250     Statewide Communities Dev. Auth.                             5.00            5/15/2032            1,431
  2,000     Statewide Communities Dev. Auth.                             5.00            5/15/2033            2,282
  1,250     Statewide Communities Dev. Auth.                             5.00            5/15/2034            1,422
  2,000     Statewide Communities Dev. Auth.                             5.00            5/15/2035            2,270
  4,415     Tobacco Securitization Auth. of Southern
              California                                                 4.75            6/01/2025            4,416
  4,600     Victorville JT Powers Finance Auth.
              (LOC - BNP Paribas) (Put Date 4/05/2019)(a)                1.75            5/01/2040            4,600
  2,000     Washington Township Health Care District                     5.75            7/01/2024            2,018
  3,500     Washington Township Health Care District                     5.00            7/01/2025            3,625
                                                                                                         ----------
                                                                                                            372,976
                                                                                                         ----------
            COLORADO (2.2%)
  5,000     Adams & Arapahoe Joint School District
              28J Aurora (Zero Coupon)                                   0.00           12/01/2022            4,678
  7,355     Denver Health & Hospital Auth.(b)                            5.00           12/01/2034            8,382
  2,310     Health Facilities Auth.                                      5.00            6/01/2031            2,553
  2,000     Health Facilities Auth.                                      5.00            6/01/2032            2,201
  2,470     Health Facilities Auth.                                      5.00            6/01/2033            2,713
  6,385     Health Facilities Auth.                                      5.00            6/01/2034            6,995
  3,385     Health Facilities Auth.                                      5.00            6/01/2035            3,702
  2,750     Health Facilities Auth.                                      5.00            6/01/2028            3,002
  1,000     Health Facilities Auth.                                      5.00           12/01/2028            1,136

================================================================================

16  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 4,000     Health Facilities Auth.                                      5.00%          12/01/2035       $    4,404
  1,500     Health Facilities Auth.                                      5.00           12/01/2029            1,690
  4,455     Health Facilities Auth.                                      5.00            6/01/2034            5,008
  2,000     Health Facilities Auth.                                      5.00            6/01/2035            2,243
  4,000     Health Facilities Auth.                                      5.00            6/01/2036            4,472
  1,250     Park Creek Metropolitan District                             5.00           12/01/2032            1,413
  1,000     Park Creek Metropolitan District                             5.00           12/01/2034            1,124
  7,585     Regional Transportation District                             5.00            6/01/2029            8,454
 14,175     Regional Transportation District                             5.00            6/01/2030           15,769
 15,005     Regional Transportation District                             5.00            6/01/2031           16,667
  9,135     Regional Transportation District (PRE)                       5.00            6/01/2025            9,496
    865     Regional Transportation District                             5.00            6/01/2025              897
                                                                                                         ----------
                                                                                                            106,999
                                                                                                         ----------
            CONNECTICUT (3.7%)
    335     City of Bridgeport (ETM)                                     5.00            8/15/2027              413
  4,665     City of Bridgeport                                           5.00            8/15/2027            5,486
  1,200     City of Hamden (INS - Build America Mutual
              Assurance Co.)                                             5.00            8/15/2030            1,412
  1,000     City of New Haven (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            8/15/2030            1,151
  1,000     City of New Haven (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            8/15/2032            1,142
  1,000     City of New Haven (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            8/15/2033            1,139
  1,350     City of New Haven (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            8/15/2034            1,533
  1,000     City of New Haven                                            5.00            8/01/2028            1,166
  1,000     City of New Haven                                            5.50            8/01/2030            1,190
  1,200     City of New Haven                                            5.50            8/01/2032            1,415
  1,810     City of New Haven                                            5.50            8/01/2036            2,105
    400     City of West Haven                                           5.00           11/01/2032              437
    350     City of West Haven                                           5.00           11/01/2037              375
 10,000     Harbor Point Infrastructure Improvement
              District(b)                                                5.00            4/01/2030           11,164
    750     Hartford County Metropolitan District                        5.00            7/15/2033              895
  1,000     Hartford County Metropolitan District                        5.00            7/15/2034            1,187
    750     Hartford County Metropolitan District                        5.00            7/15/2035              886
  1,000     Hartford County Metropolitan District                        5.00            7/15/2036            1,175
  1,000     Hartford County Metropolitan District                        4.00            7/15/2037            1,069
 10,000     Health & Educational Facilities Auth.                        5.00            7/01/2034           11,005
  1,950     Health & Educational Facilities Auth.                        5.00            7/01/2032            2,235
    725     Health & Educational Facilities Auth.                        5.00            7/01/2034              824
  1,170     Health & Educational Facilities Auth.                        5.00            7/01/2035            1,326

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                                                  PORTFOLIO OF INVESTMENTS |  17

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,125     Health & Educational Facilities Auth.                        5.00%           7/01/2036       $    1,270
  1,275     Health & Educational Facilities Auth.                        5.00            7/01/2037            1,436
  8,262     Mashantucket (Western) Pequot Tribe(e),(f)                   2.05(g)         7/01/2031              283
  5,000     State                                                        5.00           11/15/2035            5,635
  5,000     State                                                        5.00            4/15/2033            5,873
  5,575     State                                                        5.00            4/15/2034            6,524
  5,000     State                                                        5.00            4/15/2035            5,833
 20,000     State                                                        5.00            1/01/2034           23,081
 20,000     State                                                        5.00            1/01/2035           23,008
  1,100     State                                                        5.00            6/15/2033            1,294
  2,625     State                                                        5.00            6/15/2034            3,078
  2,500     State                                                        5.00            6/15/2035            2,921
  2,000     State                                                        5.00            9/15/2035            2,343
  2,000     State                                                        5.00            9/15/2037            2,329
  6,000     State                                                        5.00           10/01/2037            6,899
  4,000     State                                                        5.00           10/01/2038            4,585
  1,825     State(h)                                                     4.00            4/15/2037            1,944
  6,805     University of Connecticut                                    5.00            4/15/2034            7,835
  6,500     University of Connecticut                                    5.00            4/15/2035            7,455
 11,175     University of Connecticut                                    5.00            4/15/2036           12,781
                                                                                                         ----------
                                                                                                            177,137
                                                                                                         ----------
            DISTRICT OF COLUMBIA (0.8%)
  3,870     District                                                     5.63           10/01/2025            4,056
  5,000     District                                                     5.75           10/01/2026            5,246
  6,000     District (PRE)                                               5.75           10/01/2027            6,497
    375     District (ETM)                                               5.00            7/01/2023              410
  1,280     District (PRE)                                               6.00            7/01/2033            1,510
 20,560     District (LIQ - Deutsche Bank A.G.) (LOC -
              Deutsche Bank A.G.) (Put Date 4/05/2019)(a),(b)            1.73           10/01/2041           20,560
                                                                                                         ----------
                                                                                                             38,279
                                                                                                         ----------
            FLORIDA (5.2%)
  2,500     Broward County Airport System                                5.00           10/01/2024            2,544
  1,485     Cape Coral Water & Sewer                                     4.00           10/01/2035            1,598
  1,400     Cape Coral Water & Sewer                                     4.00           10/01/2036            1,501
  3,000     Cape Coral Water & Sewer                                     4.00           10/01/2037            3,193
  3,500     City of Jacksonville                                         5.00           10/01/2028            3,843
  1,000     City of Port St. Lucie                                       4.00            9/01/2031            1,089
  3,195     City of Port St. Lucie                                       4.00            7/01/2031            3,479
  2,000     City of Port St. Lucie                                       4.00            7/01/2032            2,167
  2,785     City of Port St. Lucie                                       4.00            7/01/2033            2,999
  3,470     Cityplace Community Dev. District, 4.00%,
              11/01/2025 (INS - Assured Guaranty
              Municipal Corp.) (Zero Coupon)                             0.00(i)         5/01/2033            2,943

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

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 7,900     Cityplace Community Dev. District, 4.35%,
              11/01/2025 (INS - Assured Guaranty
              Municipal Corp.) (Zero Coupon)                             0.00%(i)        5/01/2038       $    6,702
  3,600     Escambia County (Put Date 4/01/2019)(a)                      1.52            4/01/2039            3,600
  2,325     Halifax Hospital Medical Center                              5.00            6/01/2035            2,560
  2,750     Halifax Hospital Medical Center                              5.00            6/01/2036            3,050
  1,250     Lake County School Board (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            6/01/2029            1,411
  2,225     Lake County School Board (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            6/01/2030            2,500
  2,500     Lee County                                                   5.00           10/01/2023            2,848
  2,700     Lee County                                                   5.00           10/01/2024            3,148
  4,000     Lee County Airport                                           5.00           10/01/2033            4,616
  7,245     Lee County IDA                                               5.00           10/01/2028            7,612
  3,750     Lee County School Board                                      5.00            8/01/2028            4,296
  6,560     Miami Beach Health Facilities Auth.                          5.00           11/15/2029            7,192
  2,000     Miami-Dade County                                            5.00           10/01/2025            2,212
  6,440     Miami-Dade County Aviation                                   5.00           10/01/2026            6,756
  7,000     Miami-Dade County Aviation                                   5.00           10/01/2027            7,337
  2,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2030            2,278
  2,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2031            2,268
 10,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2028           10,932
  7,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2029            7,655
  1,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2029            1,144
  1,610     Miami-Dade County Expressway Auth.                           5.00            7/01/2030            1,834
  1,255     Miami-Dade County Expressway Auth.                           5.00            7/01/2031            1,423
  2,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2032            2,259
  2,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2033            2,254
  2,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2034            2,248
  4,750     Miami-Dade County Health Facilities Auth.                    5.00            8/01/2027            5,299
  4,950     Miami-Dade County Health Facilities Auth.                    5.00            8/01/2028            5,516
  5,250     Miami-Dade County Health Facilities Auth.                    5.00            8/01/2029            5,836
  3,500     Miami-Dade County Health Facilities Auth.                    5.00            8/01/2030            3,872
  5,780     Miami-Dade County Health Facilities Auth.                    5.00            8/01/2031            6,367
  2,125     Miami-Dade County IDA (Put Date 4/01/2019)(a)                1.51            6/01/2021            2,125
 12,000     Orange County Health Facilities Auth.                        5.25           10/01/2022           12,222
  5,000     Orange County Health Facilities Auth.                        5.38           10/01/2023            5,096
  4,000     Orange County Health Facilities Auth.                        5.00           10/01/2035            4,587
  3,055     Osceola County School Board                                  5.00            6/01/2028            3,396
  7,595     Palm Beach County Health Facilities Auth.                    5.00           11/15/2023            8,223
  2,615     Pinellas County Educational Facilities Auth.                 6.50           10/01/2031            2,831
  2,045     Pinellas County Educational Facilities Auth.                 5.38           10/01/2026            2,169
  1,995     Pinellas County Educational Facilities Auth.                 5.00           10/01/2021            2,098
  1,080     Pinellas County Educational Facilities Auth.                 4.00           10/01/2022            1,119

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                                                  PORTFOLIO OF INVESTMENTS |  19

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,415     Pinellas County Educational Facilities Auth.                 4.00%          10/01/2023       $    1,461
  1,895     Pinellas County Educational Facilities Auth.                 5.00           10/01/2027            2,010
  2,300     Putnam County Dev. Auth. (Put Date 4/01/2019)(a)             1.50            9/01/2024            2,300
  2,000     School District of Broward County                            5.00            7/01/2029            2,316
  2,000     School District of Broward County                            5.00            7/01/2030            2,307
  3,195     Southeast Overtown Park West Community Redev.
              Agency(b)                                                  5.00            3/01/2030            3,549
  3,000     St. Lucie County (Put Date 4/01/2019)(a)                     1.50            9/01/2028            3,000
  7,370     St. Lucie County Sales Tax (INS - Assured
              Guaranty Municipal Corp.)                                  5.00           10/01/2028            8,269
  2,045     St. Lucie County School Board                                5.00            7/01/2025            2,290
  1,500     St. Lucie County School Board                                5.00            7/01/2026            1,673
  5,525     Sunshine State Governmental Financing Commission             5.00            9/01/2020            5,791
  8,970     Sunshine State Governmental Financing Commission             5.00            9/01/2019            9,097
  1,055     Sunshine State Governmental Financing Commission
              (INS - Assured Guaranty Municipal Corp.)                   5.00            9/01/2021            1,136
  1,000     Volusia County Educational Facility Auth.                    5.00           10/15/2028            1,149
  1,000     Volusia County Educational Facility Auth.                    5.00           10/15/2029            1,146
  1,500     Volusia County Educational Facility Auth.                    5.00           10/15/2030            1,712
  1,560     Volusia County Educational Facility Auth.                    5.00           10/15/2032            1,770
                                                                                                         ----------
                                                                                                            247,223
                                                                                                         ----------
            GEORGIA (0.7%)
  2,200     Burke County Dev. Auth. (Put Date 4/01/2019)(a)              1.60            7/01/2049            2,200
  1,500     Main Street Natural Gas, Inc.                                5.00            5/15/2037            1,789
  2,500     Main Street Natural Gas, Inc.                                5.00            5/15/2038            2,990
 18,770     Municipal Electric Auth. (LOC - PNC Finacial
              Services Group) (Put Date 4/05/2019)(a),(j)                1.48            1/01/2048           18,770
  3,000     Private Colleges & Universities Auth.                        5.25           10/01/2027            3,221
  2,000     Private Colleges & Universities Auth.                        5.25           10/01/2027            2,184
                                                                                                         ----------
                                                                                                             31,154
                                                                                                         ----------
            GUAM (0.4%)
  1,500     Government                                                   5.00           12/01/2030            1,678
  2,000     Government                                                   5.00           12/01/2031            2,219
  1,000     Power Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           10/01/2027            1,100
  1,000     Power Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           10/01/2030            1,099
  1,000     Power Auth.                                                  5.00           10/01/2029            1,100
  1,000     Power Auth.                                                  5.00           10/01/2030            1,096
    695     Power Auth.                                                  5.00           10/01/2031              757
  1,000     Power Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           10/01/2032            1,121
  1,000     Waterworks Auth.                                             5.00            7/01/2028            1,086

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20  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 3,000     Waterworks Auth.                                             5.25%           7/01/2033       $    3,247
    750     Waterworks Auth.                                             5.00            7/01/2023              829
    600     Waterworks Auth.                                             5.00            7/01/2024              675
    750     Waterworks Auth.                                             5.00            7/01/2025              839
  1,000     Waterworks Auth.                                             5.00            7/01/2029            1,100
  1,250     Waterworks Auth.                                             5.00            7/01/2036            1,379
  1,000     Waterworks Auth.                                             5.00            7/01/2036            1,116
                                                                                                         ----------
                                                                                                             20,441
                                                                                                         ----------
            IDAHO (0.3%)
  5,805     Health Facilities Auth.                                      5.00            3/01/2035            6,733
  4,085     Health Facilities Auth.                                      5.00            3/01/2036            4,713
  3,000     Health Facilities Auth.                                      5.00            3/01/2037            3,442
                                                                                                         ----------
                                                                                                             14,888
                                                                                                         ----------
            ILLINOIS (14.6%)
  5,000     Chicago Board of Education (INS - Assured
              Guaranty Municipal Corp.)(LIQ - Deutsche
              Bank A.G.) (LOC - Deutsche Bank A.G.)
              (Put Date 4/05/2019)(a),(b)                                1.83           12/01/2039            5,000
 12,000     Chicago Board of Education (LIQ - Deutsche
              Bank A.G.) (LOC - Deutsche Bank A.G.)
              (Put Date 4/05/2019)(a),(b)                                1.79           12/01/2039           12,000
  6,525     Chicago Midway International Airport                         5.00            1/01/2027            7,213
  1,635     Chicago Midway International Airport                         5.25            1/01/2033            1,802
 11,750     Chicago Midway International Airport                         5.00            1/01/2029           13,183
  5,175     Chicago Midway International Airport                         5.00            1/01/2030            5,791
  6,000     Chicago Midway International Airport                         5.00            1/01/2032            6,675
  8,910     Chicago Midway International Airport                         5.00            1/01/2031            9,933
  3,500     Chicago Midway International Airport                         4.00            1/01/2034            3,700
  3,000     Chicago Midway International Airport                         4.00            1/01/2035            3,163
  9,000     Chicago O'Hare International Airport                         5.25            1/01/2024            9,246
  3,620     Chicago O'Hare International Airport
              (INS - Assured Guaranty Municipal Corp.)                   5.00            1/01/2028            4,028
  1,500     Chicago O'Hare International Airport
              (INS - Assured Guaranty Municipal Corp.)                   5.00            1/01/2029            1,665
  2,150     Chicago O'Hare International Airport
              (INS - Assured Guaranty Municipal Corp.)                   5.13            1/01/2030            2,394
 13,480     Chicago O'Hare International Airport                         5.25            1/01/2029           15,059
 11,560     Chicago O'Hare International Airport                         5.00            1/01/2033           13,113
  5,675     Chicago O'Hare International Airport                         5.00            1/01/2034            6,421
  1,000     Chicago Wastewater Transmission                              5.00            1/01/2031            1,096
  1,000     Chicago Wastewater Transmission                              5.00            1/01/2032            1,093
  3,500     Chicago Wastewater Transmission                              5.00            1/01/2033            3,867
  1,000     Chicago Wastewater Transmission                              5.00            1/01/2034            1,098

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                                                  PORTFOLIO OF INVESTMENTS |  21

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,250     Chicago Wastewater Transmission                              5.00%           1/01/2035       $    1,369
  8,000     Chicago Wastewater Transmission                              5.00            1/01/2035            8,976
  2,000     Chicago Waterworks                                           5.00           11/01/2031            2,230
  2,000     Chicago Waterworks                                           5.00           11/01/2033            2,220
  1,500     Chicago Waterworks                                           5.00           11/01/2028            1,740
    725     Chicago Waterworks                                           5.00           11/01/2029              836
  2,000     Chicago Waterworks                                           5.00           11/01/2030            2,291
  1,000     Chicago Waterworks                                           5.00           11/01/2029            1,153
  1,000     Chicago Waterworks                                           5.00           11/01/2031            1,140
  2,105     Chicago Waterworks (INS - Assured Guaranty
              Municipal Corp.)                                           5.25           11/01/2034            2,455
  1,635     Chicago Waterworks (INS - Assured Guaranty
              Municipal Corp.)                                           5.25           11/01/2035            1,904
  2,665     Chicago Waterworks                                           5.00           11/01/2036            3,006
  3,145     Chicago Waterworks (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           11/01/2036            3,582
  2,500     Chicago Waterworks (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           11/01/2037            2,830
 30,000     City of Chicago (INS - National Public Finance
              Guarantee Corp.) (Zero Coupon)(e)                          0.00            1/01/2023           27,013
  2,134     City of Chicago                                              6.63           12/01/2022            2,138
  8,500     City of Springfield                                          5.00           12/01/2030            9,707
  3,000     City of Springfield Electric (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            3/01/2034            3,374
  2,500     Cook County                                                  5.00           11/15/2031            2,816
  2,000     Cook County                                                  5.00           11/15/2034            2,234
  2,000     Cook County                                                  5.00           11/15/2035            2,229
  3,750     Cook County Sales Tax                                        4.00           11/15/2034            4,032
  7,000     Cook County Sales Tax                                        5.00           11/15/2035            8,079
  5,000     Cook County Sales Tax                                        5.00           11/15/2036            5,750
  4,500     Educational Facilities Auth.                                 4.45           11/01/2036            4,843
  9,750     Educational Facilities Auth.                                 4.00           11/01/2036           10,250
  2,220     Educational Facilities Auth.                                 3.90           11/01/2036            2,306
  3,700     Finance Auth.                                                5.00           11/15/2034            4,182
  4,000     Finance Auth.                                                5.00            8/15/2035            4,446
  1,400     Finance Auth.                                                5.00            5/15/2036            1,474
  1,000     Finance Auth.                                                5.00            8/15/2034            1,118
  2,000     Finance Auth.                                                5.00            4/01/2023            2,001
  4,165     Finance Auth.                                                5.00            4/01/2025            4,167
  2,080     Finance Auth. (ETM)                                          5.00            2/15/2020            2,142
  1,710     Finance Auth. (PRE)                                          5.00            2/15/2022            1,761
  7,140     Finance Auth. (PRE)                                          5.13            2/15/2025            7,359
 20,000     Finance Auth.                                                3.90            3/01/2030           21,104
  3,000     Finance Auth.                                                5.00           11/15/2035            3,375

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22  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,875     Finance Auth.                                                5.00%           5/15/2031       $    1,996
  2,055     Finance Auth.                                                3.25            5/15/2022            2,068
  3,065     Finance Auth.                                                4.00            5/15/2027            3,136
  7,665     Finance Auth.                                                5.38            8/15/2026            8,231
  8,210     Finance Auth.                                                4.50            5/15/2025            8,746
  8,250     Finance Auth.                                                5.50            7/01/2028            9,294
  1,000     Finance Auth.                                                5.00            5/15/2030            1,090
  1,100     Finance Auth.                                                5.00            5/15/2035            1,181
  3,385     Finance Auth.                                                5.00            9/01/2034            3,822
  3,500     Finance Auth.                                                5.00           12/01/2034            3,935
  5,000     Finance Auth.                                                4.00           12/01/2035            5,202
  3,000     Finance Auth.                                                4.00           12/01/2036            3,111
 18,000     Finance Auth.                                                4.00            2/15/2036           19,290
  1,000     Finance Auth.                                                4.00           10/01/2031            1,078
  1,000     Finance Auth.                                                4.00           10/01/2032            1,073
  1,000     Finance Auth.                                                4.00           10/01/2034            1,067
  1,500     Finance Auth.                                                5.00            8/15/2032            1,686
  1,155     Finance Auth.                                                5.00            8/15/2033            1,295
  1,000     Finance Auth.                                                5.00            2/15/2037            1,111
  7,650     Finance Auth.                                                5.00            2/15/2027            7,571
  1,435     Finance Auth.                                                5.40            4/01/2027            1,436
  2,800     Kane, Cook & DuPage Counties School
              District No. U-46                                          5.00            1/01/2032            3,106
  4,000     Kane, Cook & DuPage Counties School
              District No. U-46                                          5.00            1/01/2033            4,408
  5,000     Kendall Kane & Will Counties Community
              Unit School District No. 308                               5.00            2/01/2035            5,669
  6,000     Kendall Kane & Will Counties Community
              Unit School District No. 308                               5.00            2/01/2036            6,784
  1,210     Madison County Community Unit School
              District No. 7 (INS - Build America Mutual
              Assurance Co.)                                             5.00           12/01/2028            1,373
  1,250     Madison County Community Unit School
              District No. 7 (INS - Build America Mutual
              Assurance Co.)                                             5.00           12/01/2029            1,415
  1,000     Madison-Macoupin Etc Counties CCD No. 536
              (INS - Assured Guaranty Municipal Corp.)                   5.00           11/01/2031            1,148
  2,000     Madison-Macoupin Etc Counties CCD No. 536
              (INS - Assured Guaranty Municipal Corp.)                   5.00           11/01/2032            2,287
    750     Madison-Macoupin Etc Counties CCD No. 536
              (INS - Assured Guaranty Municipal Corp.)                   5.00           11/01/2033              854
  5,000     Metropolitan Pier & Exposition Auth. (INS - Assured
              Guaranty Municipal Corp.) (Zero Coupon)                    0.00            6/15/2026            4,064
 14,650     Municipal Electric Agency                                    4.00            2/01/2033           15,636

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                                                  PORTFOLIO OF INVESTMENTS |  23

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,800     Northern Illinois Municipal Power Agency                     4.00%          12/01/2031       $    1,923
  2,100     Northern Illinois Municipal Power Agency                     4.00           12/01/2032            2,235
  4,000     Northern Illinois Municipal Power Agency                     4.00           12/01/2033            4,243
  5,000     Northern Illinois Municipal Power Agency                     4.00           12/01/2035            5,276
 10,000     Railsplitter Tobacco Settlement Auth. (PRE)                  5.50            6/01/2023           10,830
 23,160     Regional Transportation Auth.                                4.00            7/01/2034           24,809
 11,650     Regional Transportation Auth.                                4.00            7/01/2035           12,406
  3,700     Sangamon County School District No. 186
              (INS - Build America Mutual Assurance Co.)                 5.00            2/01/2024            4,222
  7,200     Sangamon County School District No. 186
              (INS - Build America Mutual Assurance Co.)                 5.00            2/01/2025            8,180
  4,215     Sangamon County School District No. 186
              (INS - Build America Mutual Assurance Co.)                 5.00            2/01/2026            4,768
  5,000     Sports Facilities Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           5.25            6/15/2031            5,584
  3,000     Sports Facilities Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           5.25            6/15/2030            3,357
  5,000     Sports Facilities Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           5.25            6/15/2032            5,571
  5,000     State (INS - Assured Guaranty Municipal Corp.)               5.00            1/01/2021            5,110
  7,000     State (INS - Assured Guaranty Municipal Corp.)               4.00            2/01/2030            7,448
 10,000     State                                                        5.00           11/01/2032           10,750
 10,000     State (INS - Assured Guaranty Municipal Corp.)               5.00            4/01/2029           10,848
  9,000     State                                                        5.25            2/01/2031            9,561
  2,990     State (LIQ - Deutsche Bank A.G.) (LOC - Deutsche
              Bank A.G.) (Put Date 4/05/2019)(a),(b)                     1.56            4/01/2037            2,990
 18,995     State (LIQ - Barclays Bank plc) (LOC - Barclays
              Bank plc) (Put Date 4/05/2019)(a),(b)                      1.56            2/01/2039           18,995
 10,000     State (INS - Build America Mutual Assurance Co.)             5.00           11/01/2025           11,367
 11,000     State(h)                                                     5.00            9/01/2025           12,110
  5,870     Toll Highway Auth.                                           5.00            1/01/2034            6,708
  5,600     Toll Highway Auth.                                           5.00            1/01/2035            6,384
  7,000     Toll Highway Auth.                                           5.00            1/01/2036            7,960
  5,000     Toll Highway Auth.                                           5.00           12/01/2032            5,774
 12,475     University of Illinois                                       4.00            4/01/2033           13,049
  1,750     Village of Bolingbrook (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            1/01/2029            2,081
  1,500     Village of Bolingbrook (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            1/01/2030            1,771
  2,400     Village of Bolingbrook (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            1/01/2031            2,814
  2,350     Village of Bolingbrook (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            1/01/2032            2,743

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24  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,450     Village of Bolingbrook (INS - Assured Guaranty
              Municipal Corp.)                                           5.00%           1/01/2033       $    1,685
  1,500     Village of Bolingbrook (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            1/01/2038            1,708
  5,225     Village of Gilberts (INS - Build America
              Mutual Assurance Co.)                                      5.00            3/01/2030            5,760
  2,010     Village of Rosemont (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           12/01/2025            2,327
  2,110     Village of Rosemont (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           12/01/2026            2,481
  1,250     Volo Village Special Service Area No. 3 & 6
              (INS - Assured Guaranty Municipal Corp.)                   4.00            3/01/2036            1,285
  2,997     Volo Village Special Service Area No. 3 & 6
              (INS - Assured Guaranty Municipal Corp.)                   5.00            3/01/2034            3,376
  1,835     Williamson, Jackson, Etc Counties Community
              Unit School District No. 4 (INS - Assured
              Guaranty Municipal Corp.)                                  5.00           12/01/2028            2,049
  1,925     Williamson, Jackson, Etc Counties Community
              Unit School District No. 4 (INS - Assured
              Guaranty Municipal Corp.)                                  5.00           12/01/2029            2,143
  2,025     Williamson, Jackson, Etc Counties Community
              Unit School District No. 4 (INS - Assured
              Guaranty Municipal Corp.)                                  5.00           12/01/2030            2,245
  6,000     Williamson, Jackson, Etc Counties Community
              Unit School District No. 4 (INS - Assured
              Guaranty Municipal Corp.)                                  5.00           12/01/2034            6,585
                                                                                                         ----------
                                                                                                            698,846
                                                                                                         ----------
            INDIANA (1.3%)
  5,750     City of Rockport                                             3.05            6/01/2025            5,881
  1,800     Finance Auth. (LOC - Bank of America Corp.)
              (Put Date 4/05/2019)(a)                                    1.48            3/01/2036            1,800
 10,500     Finance Auth.                                                5.00            6/01/2032           10,612
  1,470     Finance Auth.                                                5.00            5/01/2024            1,645
  1,200     Finance Auth.                                                5.00            5/01/2027            1,335
  6,000     Finance Auth.                                                3.13           12/01/2024            6,297
  1,250     Finance Auth.                                                5.00            9/01/2030            1,461
  1,500     Finance Auth.                                                5.00            9/01/2031            1,742
  7,000     Finance Auth. (Put Date 6/03/2019)(c),(e)                    1.95            5/01/2028            7,001
  3,000     Finance Auth.                                                5.00           11/15/2038            3,313
  2,000     Finance Auth.                                                5.00           11/15/2033            2,230
  1,165     Hammond Multi-School Building Corp.                          5.00            7/15/2033            1,353
  1,000     Hammond Multi-School Building Corp.                          5.00            7/15/2034            1,158
  1,250     Hammond Multi-School Building Corp.                          5.00            7/15/2035            1,440

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                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 3,000     Hammond Multi-School Building Corp.                          5.00%           7/15/2038       $    3,405
  3,000     Jasper County (INS - National Public Finance
              Guarantee Corp.)                                           5.85            4/01/2019            3,000
  6,500     Richmond Hospital Auth.                                      5.00            1/01/2035            7,226
                                                                                                         ----------
                                                                                                             60,899
                                                                                                         ----------
            IOWA (0.7%)
  5,425     Finance Auth.                                                4.00            8/15/2035            5,698
 15,105     Finance Auth.                                                4.00            8/15/2036           15,771
  2,475     Waterloo Community School District (PRE)                     5.00            7/01/2024            2,497
  2,775     Waterloo Community School District (PRE)                     5.00            7/01/2025            2,799
  4,510     Waterloo Community School District (PRE)                     5.00            7/01/2027            4,549
                                                                                                         ----------
                                                                                                             31,314
                                                                                                         ----------
            KANSAS (0.4%)
  6,550     City of Burlington (Put Date 4/05/2019)(a)                   1.82            9/01/2035            6,550
 10,000     City of Wichita                                              4.63            9/01/2033           10,057
  3,000     City of Wichita                                              4.20            9/01/2027            3,024
                                                                                                         ----------
                                                                                                             19,631
                                                                                                         ----------
            KENTUCKY (2.7%)
  2,410     City of Ashland                                              4.00            2/01/2036            2,390
    795     City of Pikeville (PRE)                                      5.75            3/01/2026              857
  2,930     City of Pikeville                                            5.75            3/01/2026            3,096
  3,500     Economic Dev. Finance Auth. (Put Date 6/03/2019)(c)          1.95            4/01/2031            3,500
  5,740     Economic Dev. Finance Auth. (Put Date 4/05/2019)(a)          1.71            5/01/2034            5,740
  6,750     Economic Dev. Finance Auth.                                  5.00            5/15/2026            7,441
  7,205     Economic Dev. Finance Auth.                                  5.00            5/15/2031            7,684
  2,500     Economic Dev. Finance Auth.                                  5.00            5/15/2036            2,616
  6,130     Economic Dev. Finance Auth. (Zero Coupon)(e)                 0.00           10/01/2024            5,295
  2,760     Louisville/Jefferson County Metropolitan Gov't               5.00           12/01/2023            3,014
  7,160     Louisville/Jefferson County Metropolitan Gov't               5.00           12/01/2024            7,833
  3,830     Louisville/Jefferson County Metropolitan Gov't               5.00           12/01/2022            4,187
  7,000     Municipal Power Agency (Put Date 3/01/2026)(c)               3.45            9/01/2042            7,175
 20,000     Public Energy Auth. (Put Date 6/01/2025)(c)                  4.00           12/01/2049           21,672
 20,000     Public Energy Auth. (MUNIPSA + 1.05%)
              (Put Date 6/01/2025)(c)                                    2.55(d)        12/01/2049           20,021
  2,000     State Property & Building Commission                         5.00            2/01/2032            2,277
  2,250     State Property & Building Commission                         5.00            2/01/2033            2,552
  1,000     State Property & Building Commission                         5.00            5/01/2035            1,156
  1,000     State Property & Building Commission                         5.00            5/01/2036            1,152
  3,000     State Property & Building Commission                         5.00            5/01/2037            3,437
 15,000     Trimble County                                               3.75            6/01/2033           15,625
                                                                                                         ----------
                                                                                                            128,720
                                                                                                         ----------

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26  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
            LOUISIANA (5.8%)
$ 2,750     Jefferson Parish Hospital Service District No. 1 (PRE)
              (INS - Assured Guaranty Municipal Corp.)                   5.50%           1/01/2026       $    2,934
  3,000     Jefferson Parish Hospital Service District No. 1 (PRE)
              (INS - Assured Guaranty Municipal Corp.)                   5.38            1/01/2031            3,194
  3,750     Local Government Environmental Facilities &
              Community Dev. Auth.                                       6.50            8/01/2029            3,960
 18,750     Local Government Environmental Facilities &
              Community Dev. Auth.                                       3.50           11/01/2032           18,889
  2,000     New Orleans Aviation Board (INS - Assured
              Guaranty Municipal Corp.)                                  5.00           10/01/2037            2,319
  1,840     New Orleans Aviation Board (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            1/01/2035            2,137
  1,250     New Orleans Aviation Board (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            1/01/2036            1,448
  1,500     New Orleans Aviation Board (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            1/01/2037            1,728
  1,300     New Orleans Aviation Board (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            1/01/2038            1,494
    700     New Orleans Sewerage Service                                 5.00            6/01/2031              789
  1,150     New Orleans Sewerage Service                                 5.00            6/01/2032            1,291
  1,500     New Orleans Sewerage Service                                 5.00            6/01/2034            1,671
  1,500     New Orleans Water System                                     5.00           12/01/2033            1,683
  1,500     New Orleans Water System                                     5.00           12/01/2035            1,670
 26,090     Public Facilities Auth. (Put Date 4/01/2019)(a)              1.45           12/01/2043           26,090
  2,000     Public Facilities Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            6/01/2036            2,270
 14,000     Public Facilities Auth.                                      3.50            6/01/2030           14,104
  2,735     Public Facilities Auth.                                      4.00           12/15/2032            2,980
  3,095     Public Facilities Auth.                                      4.00           12/15/2033            3,363
  1,745     Public Facilities Auth.                                      5.00            7/01/2028            2,029
  1,695     Public Facilities Auth.                                      5.00            7/01/2030            1,950
    750     Public Facilities Auth.                                      5.00            7/01/2033              837
  2,975     Public Facilities Auth.                                      5.00            5/15/2034            3,412
  2,000     Public Facilities Auth.                                      5.00            5/15/2035            2,285
  1,560     Public Facilities Auth.                                      5.00            5/15/2036            1,774
     25     Public Facilities Auth. (PRE)                                5.00            5/15/2034               30
     35     Public Facilities Auth. (PRE)                                4.00            5/15/2035               40
  2,225     Public Facilities Auth.                                      5.00            5/15/2034            2,523
  3,465     Public Facilities Auth.                                      4.00            5/15/2035            3,646
     15     Public Facilities Auth. (PRE)                                4.00            5/15/2036               17
  1,485     Public Facilities Auth.                                      4.00            5/15/2036            1,554
     55     Public Facilities Auth. (PRE)                                5.00            7/01/2033               65

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                                                  PORTFOLIO OF INVESTMENTS |  27

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$    85     Public Facilities Auth. (PRE)                                5.00%           7/01/2034       $      101
  8,940     Public Facilities Auth.                                      5.00            7/01/2033           10,092
 13,465     Public Facilities Auth.                                      5.00            7/01/2034           15,142
  5,330     Shreveport Water & Sewer (INS - Build America
              Mutual Assurance Co.)                                      5.00           12/01/2031            6,025
  5,125     Shreveport Water & Sewer (INS - Build America
              Mutual Assurance Co.)                                      5.00           12/01/2032            5,776
  1,515     Shreveport Water & Sewer (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           12/01/2033            1,739
  1,500     Shreveport Water & Sewer (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           12/01/2034            1,714
  1,510     Shreveport Water & Sewer (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           12/01/2035            1,722
  1,000     Shreveport Water & Sewer (INS - Build America
              Mutual Assurance Co.)                                      5.00           12/01/2030            1,203
  2,000     Shreveport Water & Sewer (INS - Build America
              Mutual Assurance Co.)                                      5.00           12/01/2031            2,394
 16,750     St. Charles Parish (Put Date 6/01/2022)(c)                   4.00           12/01/2040           17,494
 33,500     St. James Parish (Put Date 4/05/2019)(a)                     1.68           11/01/2040           33,500
 34,000     St. James Parish (Put Date 4/05/2019)(a)                     1.68           11/01/2040           34,000
  1,000     State University & Agricultural & Mechanical College         4.00            7/01/2031            1,078
  1,000     State University & Agricultural & Mechanical College         4.00            7/01/2032            1,074
  1,000     State University & Agricultural & Mechanical College         4.00            7/01/2033            1,071
    875     Terrebonne Parish Hospital Service
              District No. 1 (PRE)                                       5.00            4/01/2022              905
    925     Terrebonne Parish Hospital Service
              District No. 1 (PRE)                                       5.00            4/01/2023              956
    720     Terrebonne Parish Hospital Service
              District No. 1 (PRE)                                       4.65            4/01/2024              742
  1,535     Terrebonne Parish Hospital Service
              District No. 1 (PRE)                                       5.00            4/01/2028            1,587
  1,565     Terrebonne Parish Hospital Service
              District No. 1                                             5.00            4/01/2022            1,614
  1,645     Terrebonne Parish Hospital Service District No. 1            5.00            4/01/2023            1,695
  1,280     Terrebonne Parish Hospital Service District No. 1            4.65            4/01/2024            1,311
  2,715     Terrebonne Parish Hospital Service District No. 1            5.00            4/01/2028            2,781
  5,000     Tobacco Settlement Financing Corp.                           5.00            5/15/2023            5,544
 10,000     Tobacco Settlement Financing Corp.                           5.25            5/15/2031           10,577
                                                                                                         ----------
                                                                                                            276,013
                                                                                                         ----------
            MAINE (0.3%)
 11,500     Health & Higher Educational Facilities Auth.                 6.00            7/01/2026           12,289
  1,635     Health & Higher Educational Facilities Auth.                 5.00            7/01/2024            1,792

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28  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,000     Health & Higher Educational Facilities Auth.                 5.00%           7/01/2026       $    1,092
  1,000     Health & Higher Educational Facilities Auth.                 5.00            7/01/2027            1,089
                                                                                                         ----------
                                                                                                             16,262
                                                                                                         ----------
            MARYLAND (1.1%)
  3,000     City of Gaithersburg                                         5.00            1/01/2033            3,345
  1,000     City of Gaithersburg                                         5.00            1/01/2036            1,110
  2,500     EDC                                                          6.20            9/01/2022            2,508
  1,250     EDC                                                          5.00            6/01/2030            1,481
  1,000     EDC                                                          5.00            6/01/2031            1,173
  1,000     EDC                                                          5.00            6/01/2032            1,164
  2,000     EDC                                                          5.00            6/01/2035            2,305
  1,000     Health & Higher Educational Facilities Auth.                 5.00            7/01/2033            1,134
  1,000     Health & Higher Educational Facilities Auth.                 5.00            7/01/2034            1,129
  1,310     Health & Higher Educational Facilities Auth.                 5.00            7/01/2035            1,475
  1,000     Health & Higher Educational Facilities Auth.                 5.00            7/01/2036            1,120
  1,415     Health & Higher Educational Facilities Auth.                 5.50            1/01/2029            1,710
  1,750     Health & Higher Educational Facilities Auth.                 5.50            1/01/2030            2,100
  1,585     Health & Higher Educational Facilities Auth.                 5.50            1/01/2031            1,886
  5,000     Health & Higher Educational Facilities Auth.                 5.50            1/01/2036            5,837
  1,000     Health & Higher Educational Facilities Auth.                 5.00            7/01/2033            1,121
  2,200     Health & Higher Educational Facilities Auth.                 5.00            7/01/2034            2,460
  2,500     Health & Higher Educational Facilities Auth.                 5.00            7/01/2034            2,790
  3,190     Health & Higher Educational Facilities Auth.                 5.00            7/01/2031            3,610
  6,505     Health & Higher Educational Facilities Auth.                 5.00            7/01/2032            7,315
  3,600     Health & Higher Educational Facilities Auth.                 5.00            7/01/2033            4,036
                                                                                                         ----------
                                                                                                             50,809
                                                                                                         ----------
            MASSACHUSETTS (1.9%)
    110     Clean Water Trust                                            4.75            8/01/2025              110
  6,000     Dev. Finance Agency (PRE)                                    5.75           12/01/2042            6,021
  2,000     Dev. Finance Agency                                          5.00            7/01/2030            2,076
    640     Dev. Finance Agency                                          5.00            7/01/2020              663
  1,480     Dev. Finance Agency                                          5.00            7/01/2022            1,602
  1,720     Dev. Finance Agency                                          5.00            7/01/2027            1,839
    450     Dev. Finance Agency                                          5.00            1/01/2031              516
    645     Dev. Finance Agency                                          5.00            1/01/2032              737
    535     Dev. Finance Agency                                          5.00            1/01/2033              609
  2,155     Dev. Finance Agency                                          5.00            4/15/2033            2,326
    700     Dev. Finance Agency                                          5.00            1/01/2034              795
    735     Dev. Finance Agency                                          5.00            1/01/2035              832
  1,000     Dev. Finance Agency                                          5.00            1/01/2036            1,128
  2,000     Dev. Finance Agency                                          5.00            7/01/2030            2,313
  1,675     Dev. Finance Agency                                          5.00            7/01/2031            1,923

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                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 2,000     Dev. Finance Agency                                          5.00%           7/01/2036       $    2,254
  1,250     Dev. Finance Agency                                          5.00            7/01/2032            1,443
  1,250     Dev. Finance Agency                                          5.00            7/01/2033            1,438
  1,000     Dev. Finance Agency                                          5.00            7/01/2034            1,147
  5,780     Dev. Finance Agency (PRE)                                    6.00            7/01/2024            5,844
  3,220     Dev. Finance Agency                                          6.00            7/01/2024            3,255
  1,500     Dev. Finance Agency                                          5.00            7/01/2035            1,687
  1,000     Dev. Finance Agency                                          5.00            7/01/2036            1,121
  3,600     Dev. Finance Agency(b)                                       4.00           10/01/2032            3,596
  1,000     Dev. Finance Agency(b)                                       5.00           10/01/2037            1,076
  2,700     Dev. Finance Agency (PRE)                                    6.25            1/01/2027            2,915
  1,800     Dev. Finance Agency                                          6.25            1/01/2027            1,943
  5,375     Dev. Finance Agency                                          5.00            7/01/2035            6,222
  4,415     Dev. Finance Agency                                          5.00            7/01/2036            5,092
  5,285     Dev. Finance Agency                                          5.00            7/01/2037            6,072
  5,000     Dev. Finance Agency                                          5.00            7/01/2038            5,728
  2,000     Dev. Finance Agency                                          5.00            7/01/2036            2,321
  1,000     Dev. Finance Agency                                          5.00            7/01/2038            1,152
  2,250     Dev. Finance Agency                                          5.00            7/01/2039            2,579
    895     Dev. Finance Agency(h)                                       5.00            7/01/2036            1,044
  1,215     Dev. Finance Agency(h)                                       5.00            7/01/2037            1,411
    335     Dev. Finance Agency(h)                                       5.00            7/01/2038              388
  4,000     Health & Educational Facilities Auth.                        5.00            7/15/2027            4,036
  3,110     Health & Educational Facilities Auth.                        5.00            7/01/2019            3,135
                                                                                                         ----------
                                                                                                             90,389
                                                                                                         ----------
            MICHIGAN (2.1%)
  1,000     Detroit Downtown Dev. Auth. (INS - Assured
             Guaranty Municipal Corp.)                                   5.00            7/01/2036            1,086
  2,000     Detroit Downtown Dev. Auth. (INS - Assured
             Guaranty Municipal Corp.)                                   5.00            7/01/2037            2,171
  2,000     Finance Auth. (NBGA - Michigan School Bond
             Qualification & Loan Program)                               5.00            5/01/2024            2,297
  1,700     Finance Auth. (NBGA - Michigan School Bond
             Qualification & Loan Program)                               5.00            5/01/2025            1,993
  8,200     Finance Auth.                                                5.00           12/01/2034            9,487
  4,600     Finance Auth.                                                5.00           12/01/2035            5,301
  6,000     Finance Auth.                                                4.00           11/15/2035            6,318
  1,000     Finance Auth.                                                4.00           11/15/2036            1,050
  1,000     Finance Auth.                                                5.00           11/01/2034            1,198
  1,000     Finance Auth.                                                5.00           11/01/2035            1,195
  1,000     Finance Auth.                                                5.00           11/01/2036            1,189
  1,250     Finance Auth.                                                5.00           11/01/2037            1,477
 10,000     Grand Traverse County Hospital Finance Auth.                 5.00            7/01/2029           10,746

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30  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$13,560     Great Lakes Water Auth. Water Supply System                  4.00%           7/01/2032       $   14,433
 12,000     Kent Hospital Finance Auth.                                  5.00           11/15/2029           12,906
  2,775     Livonia Public Schools School District
              (INS - Assured Guaranty Municipal Corp.)                   5.00            5/01/2032            3,214
  2,875     Livonia Public Schools School District
              (INS - Assured Guaranty Municipal Corp.)                   5.00            5/01/2033            3,310
  2,965     Livonia Public Schools School District
              (INS - Assured Guaranty Municipal Corp.)                   5.00            5/01/2034            3,400
  3,065     Livonia Public Schools School District
              (INS - Assured Guaranty Municipal Corp.)                   5.00            5/01/2035            3,499
  2,770     Livonia Public Schools School District
              (INS - Assured Guaranty Municipal Corp.)                   5.00            5/01/2036            3,155
  3,000     State Building Auth.                                         5.00           10/15/2029            3,379
  3,000     State Trunk Line                                             5.00           11/01/2019            3,060
  2,000     State Trunk Line                                             5.00           11/01/2020            2,040
                                                                                                         ----------
                                                                                                             97,904
                                                                                                         ----------
            MINNESOTA (0.2%)
  5,000     City of Minneapolis                                          5.00           11/15/2036            5,917
  1,750     City of St. Paul Housing & Redev. Auth. (PRE)                5.00           11/15/2029            2,095
  1,275     City of St. Paul Housing & Redev. Auth. (PRE)                5.00           11/15/2030            1,527
                                                                                                         ----------
                                                                                                              9,539
                                                                                                         ----------
            MISSISSIPPI (0.9%)
  4,300     Business Finance Corp. (Put Date 4/01/2019)(a)               1.48           12/01/2030            4,300
  8,260     Business Finance Corp. (Put Date 4/01/2019)(a)               1.48           12/01/2030            8,260
  6,000     Business Finance Corp.                                       3.20            9/01/2028            6,049
  7,000     Dev. Bank (INS - Assured Guaranty Municipal Corp.)           5.00            9/01/2030            7,609
  2,000     Dev. Bank                                                    5.00            4/01/2028            2,195
  7,000     Hospital Equipment & Facilities Auth.
              (Put Date 5/31/2019)(c)                                    2.00            9/01/2022            7,001
  8,000     Jackson County (Put Date 4/01/2019)(a)                       1.48            6/01/2023            8,000
                                                                                                         ----------
                                                                                                             43,414
                                                                                                         ----------
            MISSOURI (0.8%)
  2,460     Cape Girardeau County IDA                                    6.00            3/01/2033            2,807
  1,780     Cape Girardeau County IDA                                    5.00            6/01/2025            1,947
  2,555     Cape Girardeau County IDA                                    5.00            6/01/2027            2,790
    500     Cape Girardeau County IDA                                    5.00            3/01/2032              563
    750     Cape Girardeau County IDA                                    5.00            3/01/2036              834
  1,000     Dev. Finance Board                                           5.00            6/01/2030            1,109
  4,215     Dev. Finance Board                                           5.00            6/01/2031            4,666
  2,350     Health & Educational Facilities Auth.                        5.25            5/01/2033            2,524
  2,310     Health & Educational Facilities Auth.                        5.00            5/01/2030            2,482
  1,555     Health & Educational Facilities Auth.                        5.00            5/15/2032            1,674

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                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 4,565     Health & Educational Facilities Auth.                        5.00%           5/15/2036       $    4,843
  2,000     Health & Educational Facilities Auth.                        5.00            2/01/2034            2,209
  1,000     Health & Educational Facilities Auth.                        5.00            2/01/2029            1,118
  1,380     St. Louis County IDA                                         5.00            9/01/2023            1,447
  2,750     St. Louis County IDA                                         5.50            9/01/2033            2,972
  2,040     Stoddard County IDA                                          6.00            3/01/2037            2,312
                                                                                                         ----------
                                                                                                             36,297
                                                                                                         ----------
            MONTANA (0.2%)
  8,500     City of Forsyth                                              3.90            3/01/2031            8,834
                                                                                                         ----------
            NEBRASKA (0.2%)
  3,550     Central Plains Energy Project                                5.00            9/01/2036            4,308
  1,250     Douglas County Hospital Auth. No. 3                          5.00           11/01/2028            1,443
  1,600     Douglas County Hospital Auth. No. 3                          5.00           11/01/2030            1,828
  2,400     Public Power Generation Agency                               5.00            1/01/2037            2,716
                                                                                                         ----------
                                                                                                             10,295
                                                                                                         ----------
            NEVADA (2.0%)
    620     Carson City                                                  5.00            9/01/2029              724
  1,000     Carson City                                                  5.00            9/01/2031            1,147
  1,000     Carson City                                                  5.00            9/01/2033            1,138
  1,950     Carson City                                                  5.00            9/01/2037            2,174
  1,870     City of North Las Vegas (INS - Assured Guaranty
              Municipal Corp.)                                           4.00            6/01/2035            1,991
  7,345     City of North Las Vegas (INS - Assured Guaranty
              Municipal Corp.)                                           4.00            6/01/2037            7,762
  6,135     City of North Las Vegas (INS - Assured Guaranty
              Municipal Corp.)                                           4.00            6/01/2038            6,463
 20,470     Clark County Department of Aviation                          5.00            7/01/2032           23,199
 10,845     Clark County Department of Aviation                          5.00            7/01/2033           12,262
  3,660     Clark County Department of Aviation                          5.00            7/01/2026            4,405
  2,220     Clark County Department of Aviation                          5.00            7/01/2027            2,715
 18,000     Humboldt County                                              5.15           12/01/2024           18,237
  2,000     Las Vegas Convention & Visitors Auth.                        4.00            7/01/2033            2,144
  4,560     Las Vegas Convention & Visitors Auth.                        4.00            7/01/2034            4,874
  5,075     Las Vegas Convention & Visitors Auth.                        4.00            7/01/2035            5,410
                                                                                                         ----------
                                                                                                             94,645
                                                                                                         ----------
            NEW HAMPSHIRE (0.2%)
  2,880     Health & Education Facilities Auth.                          5.00            8/01/2034            3,357
  2,700     Health & Education Facilities Auth.                          5.00            8/01/2035            3,133
  2,000     Health & Education Facilities Auth.                          5.00            8/01/2036            2,306
  1,500     Health & Education Facilities Auth.                          5.00            8/01/2037            1,721
                                                                                                         ----------
                                                                                                             10,517
                                                                                                         ----------

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32  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
            NEW JERSEY (6.4%)
$   630     Atlantic City (INS - Build America Mutual
              Assurance Co.)                                             5.00%           3/01/2032       $      727
    750     Atlantic City (INS - Build America Mutual
              Assurance Co.)                                             5.00            3/01/2037              850
  1,660     Atlantic City (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            3/01/2032            1,917
  1,250     Atlantic City (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            3/01/2037            1,417
    400     Building Auth. (PRE)                                         4.00            6/15/2030              459
    600     Building Auth.                                               4.00            6/15/2030              624
  1,000     Casino Reinvestment Dev. Auth. (INS - Assured
              Guaranty Municipal Corp.)                                  5.00           11/01/2029            1,106
  1,000     Casino Reinvestment Dev. Auth. (INS - Assured
              Guaranty Municipal Corp.)                                  5.00           11/01/2030            1,104
  1,135     City of Bayonne (INS - Build America Mutual
              Assurance Co.)                                             5.00            7/01/2034            1,291
  1,000     City of Bayonne (INS - Build America Mutual
              Assurance Co.)                                             5.00            7/01/2035            1,136
 10,000     EDA (MUNIPSA + 1.60%)                                        3.10(d)         3/01/2028            9,972
 10,000     EDA (INS - Assured Guaranty Municipal Corp.)(e)              5.00            6/15/2025           11,322
  9,000     EDA                                                          5.25            6/15/2033            9,914
  7,300     EDA (PRE)                                                    5.25            9/01/2022            7,797
  7,300     EDA (ETM)                                                    5.25            9/01/2019            7,409
  2,700     EDA                                                          5.25            9/01/2022            2,847
  2,700     EDA                                                          5.25            9/01/2019            2,738
  3,500     EDA                                                          4.45            6/01/2023            3,607
  5,125     EDA                                                          5.00            6/15/2025            5,760
  2,500     EDA                                                          5.00            6/15/2026            2,696
 18,410     EDA                                                          5.00            3/01/2025           20,018
 10,000     EDA (MUNIPSA + 1.55%)                                        3.05(d)         9/01/2027            9,962
  1,500     EDA                                                          3.13            7/01/2029            1,507
  1,000     EDA                                                          3.38            7/01/2030            1,003
 16,455     EDA                                                          5.00            6/15/2036           18,187
 16,280     EDA                                                          5.00            6/15/2037           17,936
  5,740     Educational Facilities Auth.                                 5.50            9/01/2028            6,706
  4,000     Educational Facilities Auth.                                 5.50            9/01/2029            4,639
  3,000     Educational Facilities Auth.                                 5.50            9/01/2030            3,453
  4,590     Educational Facilities Auth.                                 5.50            9/01/2031            5,242
  8,075     Educational Facilities Auth.                                 5.50            9/01/2032            9,188
  3,000     Educational Facilities Auth. (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            7/01/2034            3,515
  3,350     Educational Facilities Auth. (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            7/01/2035            3,916

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                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,800     Educational Facilities Auth. (INS - Assured
              Guaranty Municipal Corp.)                                  4.00%           7/01/2036       $    1,900
    500     Educational Facilities Auth.                                 4.00            7/01/2033              538
    750     Educational Facilities Auth.                                 4.00            7/01/2034              804
  1,250     Educational Facilities Auth.                                 4.00            7/01/2035            1,337
  4,535     Essex County Improvement Auth. (PRE)
              (INS - Assured Guaranty Municipal Corp.)                   6.00           11/01/2025            4,844
  1,500     Health Care Facilities Financing Auth.
              (INS - Assured Guaranty Municipal Corp.)                   5.00            7/01/2030            1,702
  2,000     Health Care Facilities Financing Auth.
              (INS - Assured Guaranty Municipal Corp.)                   5.00            7/01/2027            2,300
  2,000     Health Care Facilities Financing Auth.                       5.00           10/01/2033            2,213
  2,000     Health Care Facilities Financing Auth.                       5.00           10/01/2034            2,206
  2,620     Health Care Facilities Financing Auth.                       5.00           10/01/2035            2,880
 16,840     Morris County Improvement Auth. (LIQ - Deutsche
              Bank A.G.) (LOC - Deutsche Bank A.G.)
              (Put Date 4/05/2019)(a),(b)                                1.90           10/01/2047           16,840
  1,455     New Brunswick Parking Auth. (INS - Build
              America Mutual Assurance Co.)                              5.00            9/01/2035            1,693
  2,000     New Brunswick Parking Auth. (INS - Build
              America Mutual Assurance Co.)                              5.00            9/01/2036            2,319
    500     Newark Housing Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           4.00           12/01/2029              540
    750     Newark Housing Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           4.00           12/01/2030              804
    500     Newark Housing Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           4.00           12/01/2031              532
    500     South Jersey Transportation Auth. LLC                        5.00           11/01/2030              549
    750     South Jersey Transportation Auth. LLC                        5.00           11/01/2031              822
  1,085     South Jersey Transportation Auth. LLC                        5.00           11/01/2034            1,180
  5,000     Tobacco Settlement Financing Corp.                           5.00            6/01/2036            5,655
  5,000     Transportation Trust Fund Auth. (INS - AMBAC
             Assurance Corp.)                                            5.25           12/15/2022            5,532
  3,000     Transportation Trust Fund Auth.                              5.00            6/15/2030            3,405
 10,000     Transportation Trust Fund Auth.
              (MUNIPSA + 1.20%) (Put Date 12/15/2021)(c)                 2.70(d)         6/15/2034           10,080
  2,000     Transportation Trust Fund Auth.                              5.25            6/15/2033            2,210
  3,000     Transportation Trust Fund Auth.                              5.25            6/15/2034            3,303
 20,000     Transportation Trust Fund Auth.
              (Zero Coupon)(e)                                           0.00           12/15/2025           16,422
  3,000     Transportation Trust Fund Auth.                              5.00            6/15/2031            3,388
 10,000     Turnpike Auth.                                               5.00            1/01/2034           11,282
  7,675     Turnpike Auth.                                               5.00            1/01/2034            8,872

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34  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 4,725     Turnpike Auth.                                               5.00%           1/01/2035       $    5,445
  3,500     Turnpike Auth.                                               4.00            1/01/2035            3,799
                                                                                                         ----------
                                                                                                            305,361
                                                                                                         ----------
            NEW MEXICO (1.1%)
 20,000     City of Farmington (Put Date 6/01/2020)(c)                   5.20            6/01/2040           20,673
 20,000     City of Farmington                                           4.70            5/01/2024           20,819
 12,000     City of Farmington (Put Date 10/01/2021)(c)                  1.88            4/01/2033           11,868
                                                                                                         ----------
                                                                                                             53,360
                                                                                                         ----------
            NEW YORK (4.0%)
  3,700     Chautauqua Tobacco Asset Securitization Corp.                5.00            6/01/2034            3,867
  8,789     City of Long Beach(j)                                        2.75            9/06/2019            8,820
  1,100     City of New York (LOC - Bank Of America, N.A.)
              (Put Date 4/01/2019)(a)                                    1.52            4/01/2036            1,100
  2,800     City of New York (LOC - Mizuho Bank Ltd.)
              (Put Date 4/01/2019)(a)                                    1.65           10/01/2040            2,800
  6,300     City of New York (LIQ - J.P. Morgan Chase & Co.)
              (Put Date 4/01/2019)(a)                                    1.50            8/01/2038            6,300
    575     City of Newburgh                                             5.00            6/15/2023              630
  5,415     City of Oyster Bay                                           4.00            2/15/2024            5,826
  9,750     City of Oyster Bay                                           4.00            2/15/2025           10,603
  3,000     City of Oyster Bay                                           4.00            2/15/2026            3,286
  2,600     City of Yonkers (PRE) (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           10/01/2023            2,829
  1,000     Dormitory Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           10/01/2027            1,164
  1,000     Dormitory Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           10/01/2028            1,150
  1,300     Dormitory Auth. (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           10/01/2029            1,492
     15     Dormitory Auth. (ETM)                                        5.00            5/01/2023               17
     15     Dormitory Auth. (PRE)                                        5.00            5/01/2024               17
     25     Dormitory Auth. (PRE)                                        5.00            5/01/2025               28
     20     Dormitory Auth. (PRE)                                        5.00            5/01/2026               23
    735     Dormitory Auth.                                              5.00            5/01/2023              811
    735     Dormitory Auth.                                              5.00            5/01/2024              808
  1,175     Dormitory Auth.                                              5.00            5/01/2025            1,288
    980     Dormitory Auth.                                              5.00            5/01/2026            1,071
    600     Dormitory Auth.(b)                                           5.00           12/01/2035              682
 20,000     Dormitory Auth.                                              5.00            2/15/2032           23,227
  2,000     Erie County IDA                                              5.00            5/01/2028            2,251
  3,150     Hempstead Union Free School District                         2.75            6/27/2019            3,156
  2,500     Hudson Yards Infrastructure Corp.                            5.00            2/15/2037            2,929

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                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$17,075     Long Island Power Auth. (PRE)                                5.00%           4/01/2023       $   17,075
  5,000     Monroe County IDC (NBGA - Federal Housing
              Administration)                                            5.75            8/15/2030            5,389
 10,000     MTA                                                          5.00           11/15/2034           11,435
  2,000     MTA                                                          5.00           11/15/2035            2,280
  2,000     MTA                                                          5.00           11/15/2034            2,287
  3,000     MTA                                                          5.00           11/15/2035            3,420
 18,340     MTA                                                          4.00           11/15/2035           19,825
  1,100     Nassau County                                                5.00            1/01/2035            1,255
  1,150     Nassau County                                                5.00            1/01/2036            1,309
  1,670     Niagara Falls City School District (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            6/15/2023            1,886
  1,450     Niagara Falls City School District (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            6/15/2024            1,676
  1,670     Niagara Falls City School District (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            6/15/2025            1,924
  1,585     Rockland County                                              3.50           10/01/2021            1,619
  1,190     Rockland County                                              3.63           10/01/2022            1,217
  1,560     Rockland County                                              3.63           10/01/2023            1,593
  1,665     Rockland County                                              3.63           10/01/2024            1,698
    790     Saratoga County Capital Resource Corp.                       5.00           12/01/2028              890
    220     Suffolk County EDC (PRE)                                     5.00            7/01/2028              237
  1,280     Suffolk County EDC                                           5.00            7/01/2028            1,369
 25,000     Transitional Finance Auth. Future Tax
              Secured (PRE)                                              5.00            5/01/2026           25,071
  1,350     Westchester County Local Dev. Corp.                          5.00            1/01/2028            1,446
                                                                                                         ----------
                                                                                                            191,076
                                                                                                         ----------
            NORTH CAROLINA (0.3%)
  4,375     Capital Facilities Finance Agency
              (Put Date 6/03/2019)(c)                                    1.95            7/01/2034            4,376
  1,500     Medical Care Commission                                      5.00           10/01/2025            1,684
  4,805     Medical Care Commission (PRE)                                6.38            7/01/2026            5,306
  1,850     Medical Care Commission                                      5.00           10/01/2030            1,986
                                                                                                         ----------
                                                                                                             13,352
                                                                                                         ----------
            NORTH DAKOTA (0.3%)
 11,085     City of Grand Forks                                          5.00           12/01/2029           11,848
  4,000     Ward County                                                  5.00            6/01/2034            4,502
                                                                                                         ----------
                                                                                                             16,350
                                                                                                         ----------
            OHIO (2.9%)
  5,000     Allen County Hospital Facilities                             4.00            8/01/2036            5,315
 10,800     Allen County Hospital Facilities                             4.00            8/01/2037           11,439
  3,000     American Municipal Power, Inc. (PRE)                         5.00            2/15/2021            3,089

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36  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 2,760     American Municipal Power, Inc. (PRE)                         5.00%           2/15/2022       $    2,842
  6,850     Buckeye Tobacco Settlement Financing Auth.                   5.13            6/01/2024            6,539
  2,250     City of Centerville                                          5.25           11/01/2037            2,397
    140     City of Fairview Park (INS - National Public
              Finance Guarantee Corp.)                                   4.13           12/01/2020              140
  2,000     Cleveland Airport System                                     5.00            1/01/2030            2,153
  1,000     Cleveland Airport System                                     5.00            1/01/2031            1,075
  7,430     Cuyahoga County                                              4.00            2/15/2029            7,754
  4,000     Cuyahoga County                                              5.00            2/15/2037            4,382
  2,805     Dayton City School District                                  5.00           11/01/2028            3,464
  3,655     Dayton City School District                                  5.00           11/01/2029            4,538
  3,160     Dayton City School District                                  5.00           11/01/2030            3,953
  2,000     Dayton City School District                                  5.00           11/01/2031            2,510
  1,350     Hamilton County                                              5.00            1/01/2031            1,454
  1,400     Hamilton County                                              5.00            1/01/2036            1,484
  4,365     Hamilton County Sales Tax (INS - AMBAC
              Assurance Corp.) (Zero Coupon)                             0.00           12/01/2025            3,787
  9,000     Hancock County (PRE)                                         6.50           12/01/2030            9,936
  1,000     Higher Educational Facility Commission                       5.00            5/01/2031            1,127
    500     Higher Educational Facility Commission                       5.00            5/01/2033              560
    750     Southeastern Ohio Port Auth.                                 5.00           12/01/2035              801
    750     Southeastern Ohio Port Auth.                                 5.50           12/01/2029              841
  6,000     State                                                        5.00            1/15/2035            6,786
  3,070     State                                                        5.00            1/15/2036            3,457
  7,210     State                                                        5.00            1/15/2034            8,190
  3,500     State (Put Date 6/03/2019)(c)                                1.95           11/01/2035            3,500
  2,000     Turnpike & Infrastructure Commission                         5.25            2/15/2029            2,241
  1,500     Village of Bluffton                                          5.00           12/01/2031            1,753
  1,500     Village of Bluffton                                          4.00           12/01/2032            1,589
  1,600     Village of Bluffton                                          4.00           12/01/2033            1,694
  1,795     Village of Bluffton                                          4.00           12/01/2034            1,894
 30,000     Water Dev. Auth. (Put Date 6/03/2019)(c),(e),(k)             4.00           12/01/2033           25,800
                                                                                                         ----------
                                                                                                            138,484
                                                                                                         ----------
            OKLAHOMA (0.8%)
  2,020     Comanche County Hospital Auth.                               5.00            7/01/2021            2,073
  4,100     Dev. Finance Auth.                                           5.00            8/15/2033            4,691
 18,070     Garfield County Industrial Auth.
              (Put Date 4/05/2019)(a)                                    1.63            1/01/2025           18,070
  6,210     Muskogee Industrial Trust (Put Date 4/05/2019)(a)            1.63            1/01/2025            6,210
  2,400     Muskogee Industrial Trust (Put Date 4/05/2019)(a)            1.63            6/01/2027            2,400
    940     Tulsa County Industrial Auth.                                5.00           11/15/2028            1,073
  1,780     Tulsa County Industrial Auth.                                5.00           11/15/2030            2,017
                                                                                                         ----------
                                                                                                             36,534
                                                                                                         ----------

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                                                  PORTFOLIO OF INVESTMENTS |  37

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
            OREGON (0.0%)
$   500     Clackamas County Hospital Facility Auth.                     5.00%          11/15/2032       $      561
    500     Clackamas County Hospital Facility Auth.                     5.00           11/15/2037              551
                                                                                                         ----------
                                                                                                              1,112
                                                                                                         ----------
            PENNSYLVANIA (6.8%)
  1,410     Allegheny County Higher Education
              Building Auth. (PRE)                                       5.13            3/01/2025            1,504
  7,315     Allegheny County Hospital Dev. Auth.                         5.00            4/01/2035            8,424
  8,000     Allegheny County Hospital Dev. Auth.                         5.00            4/01/2036            9,167
    630     Allegheny County IDA                                         5.00            9/01/2021              631
  1,220     Allegheny County IDA                                         5.10            9/01/2026            1,222
  1,500     Allegheny County Sanitary Auth. (INS - Assured
              Guaranty Municipal Corp.)                                  4.00           12/01/2033            1,625
  1,475     Allegheny County Sanitary Auth. (INS - Assured
              Guaranty Municipal Corp.)                                  4.00           12/01/2034            1,593
  2,890     Beaver County (INS - Build America Mutual
              Assurance Co.)                                             4.00            4/15/2028            3,268
  2,500     Beaver County (INS - Build America Mutual
              Assurance Co.)                                             4.00            4/15/2029            2,815
  5,000     Beaver County (INS - Build America Mutual
              Assurance Co.)                                             4.00            4/15/2030            5,584
  1,300     Berks County IDA                                             4.00           11/01/2033            1,383
  2,000     Berks County IDA                                             5.00           11/01/2034            2,305
  3,000     Berks County IDA                                             5.00           11/01/2035            3,444
 11,000     Berks County Municipal Auth. (MUNIPSA + 1.50%)
              (Put Date 7/01/2022)(c)                                    3.00(d)        11/01/2039           11,156
  3,000     Bethlehem Auth. (INS - Build America Mutual
              Assurance Co.)                                             5.00           11/15/2030            3,299
  1,250     Bucks County IDA                                             5.00           10/01/2037            1,377
    325     Bucks County IDA                                             5.00           10/01/2030              364
    450     Bucks County IDA                                             5.00           10/01/2031              502
    790     Bucks County IDA                                             5.00           10/01/2032              879
  1,885     Butler County Hospital Auth.                                 5.00            7/01/2035            2,108
  1,000     Chester County IDA                                           5.00           10/01/2034            1,069
  2,750     Chester County IDA                                           5.13           10/15/2037            2,848
  5,000     Commonwealth Financing Auth.                                 5.00            6/01/2034            5,644
  1,250     Commonwealth Financing Auth.                                 5.00            6/01/2033            1,460
  2,000     Commonwealth Financing Auth.                                 5.00            6/01/2034            2,328
  6,500     Cumberland County Municipal Auth.                            4.00           12/01/2026            6,579
  2,000     Dauphin County General Auth.                                 4.00            6/01/2030            2,157
  1,000     Dauphin County General Auth.                                 4.00            6/01/2031            1,069
  1,000     Delaware County Auth.                                        5.00           10/01/2025            1,048
  3,000     Delaware River Joint Toll Bridge Commission                  5.00            7/01/2034            3,564

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38  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 2,720     Delaware River Port Auth.                                    5.00%           1/01/2025       $    3,004
 13,000     Economic Dev. Finance Auth.                                  4.00           10/01/2023           13,461
  1,625     Higher Educational Facilities Auth. (PRE)                    5.00            7/01/2032            1,795
  1,730     Higher Educational Facilities Auth.                          5.25            7/15/2025            1,914
  2,020     Higher Educational Facilities Auth.                          5.25            7/15/2026            2,228
  2,125     Higher Educational Facilities Auth.                          5.25            7/15/2027            2,338
  2,245     Higher Educational Facilities Auth.                          5.25            7/15/2028            2,462
  1,965     Higher Educational Facilities Auth.                          5.25            7/15/2033            2,123
  2,415     Higher Educational Facilities Auth.                          5.00            7/15/2030            2,608
  5,000     Luzerne County (INS - Assured Guaranty
              Municipal Corp.)                                           5.00           11/15/2029            5,780
  1,750     Montgomery County Higher Education &
              Health Auth.                                               5.00            9/01/2034            2,048
  1,850     Montgomery County Higher Education &
              Health Auth.                                               5.00            9/01/2035            2,158
  1,750     Montgomery County Higher Education &
              Health Auth.                                               5.00            9/01/2037            2,025
  1,200     Montgomery County IDA                                        5.00           11/15/2023            1,301
  2,750     Montgomery County IDA                                        5.00           11/15/2024            2,974
  1,000     Montour School District (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            4/01/2033            1,141
  1,500     Montour School District (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            4/01/2034            1,706
  1,500     Montour School District (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            4/01/2035            1,703
  4,645     Northampton County General Purpose Auth.
              (70% of 1 mo. LIBOR + 1.04%)
              (Put Date 8/15/2024)(c)                                    2.78(d)         8/15/2048            4,661
  1,525     Northeastern Pennsylvania Hospital &
              Education Auth.                                            5.00            3/01/2037            1,643
    750     Philadelphia Auth. for Industrial Dev.                       5.00            5/01/2035              871
  1,500     Philadelphia Auth. for Industrial Dev.                       5.00            5/01/2036            1,737
  1,000     Philadelphia Auth. for Industrial Dev.                       5.00            5/01/2038            1,150
  9,895     Philadelphia School District                                 5.00            9/01/2031           11,364
  5,000     Philadelphia School District                                 5.00            9/01/2032            5,724
  4,000     Philadelphia School District                                 5.00            9/01/2033            4,563
  5,100     Philadelphia School District                                 5.00            9/01/2034            5,801
  1,000     Philadelphia School District                                 5.00            9/01/2034            1,158
  1,000     Philadelphia School District                                 5.00            9/01/2035            1,154
  1,000     Philadelphia School District                                 5.00            9/01/2036            1,149
  1,000     Philadelphia School District                                 5.00            9/01/2037            1,142
  2,000     Reading School District (INS - Assured Guaranty
              Municipal Corp.)                                           5.00            3/01/2036            2,308

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                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,500     Reading School District (INS - Assured Guaranty
              Municipal Corp.)                                           5.00%           3/01/2037       $    1,725
  1,000     Scranton School District (INS - Build America
              Mutual Assurance Co.)                                      5.00           12/01/2032            1,162
  1,600     Scranton School District (INS - Build America
              Mutual Assurance Co.)                                      5.00           12/01/2033            1,853
    750     Scranton School District (INS - Build America
              Mutual Assurance Co.)                                      5.00           12/01/2035              862
  1,350     State                                                        5.00            7/01/2034            1,564
    750     State                                                        5.00            7/01/2035              867
    800     State                                                        5.00            7/01/2037              916
  1,250     State Public School Building Auth.                           5.00            4/01/2023            1,352
 10,000     State Public School Building Auth.                           5.00            6/01/2029           11,650
  6,100     State Public School Building Auth. (INS - Assured
              Guaranty Municipal Corp.)                                  5.00            6/01/2031            7,121
 15,380     State Public School Building Auth. (INS - Assured
              Guaranty Municipal Corp.)                                  4.00           12/01/2031           16,519
  1,500     Turnpike Commission                                          5.00           12/01/2032            1,679
  4,345     Turnpike Commission                                          5.00           12/01/2033            4,852
  7,145     Turnpike Commission                                          5.00           12/01/2033            8,112
  6,250     Turnpike Commission                                          5.00           12/01/2034            7,078
  5,700     Turnpike Commission                                          5.00           12/01/2035            6,438
  3,500     Turnpike Commission                                          5.00           12/01/2032            3,985
  2,000     Turnpike Commission                                          5.00           12/01/2034            2,294
  2,000     Turnpike Commission                                          5.00           12/01/2035            2,288
 10,655     Turnpike Commission                                          5.00            6/01/2035           12,052
  8,255     Turnpike Commission                                          5.00            6/01/2036            9,311
  3,000     Turnpike Commission                                          5.00           12/01/2034            3,398
  3,320     Turnpike Commission                                          5.00           12/01/2035            3,750
  3,690     Turnpike Commission                                          5.00           12/01/2036            4,156
 20,000     Turnpike Commission                                          4.00            6/01/2034           21,168
                                                                                                         ----------
                                                                                                            323,762
                                                                                                         ----------
            PUERTO RICO (0.1%)
  2,600     Industrial, Tourist, Educational, Medical &
              Environmental Control Facilities Financing Auth.           5.00            4/01/2027            2,621
                                                                                                         ----------
            RHODE ISLAND (0.3%)
  2,000     Health & Educational Building Corp. (PRE)                    6.00            9/01/2033            2,367
  2,000     Tobacco Settlement Financing Corp.                           5.00            6/01/2028            2,194
  2,000     Tobacco Settlement Financing Corp.                           5.00            6/01/2029            2,183
  2,500     Tobacco Settlement Financing Corp.                           5.00            6/01/2030            2,715
  1,350     Turnpike & Bridge Auth.                                      5.00           10/01/2033            1,557
  4,345     Turnpike & Bridge Auth.                                      5.00           10/01/2035            4,983
                                                                                                         ----------
                                                                                                             15,999
                                                                                                         ----------

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40  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
            SOUTH CAROLINA (1.1%)
$ 1,000     Lexington County Health Services District, Inc.              4.00%          11/01/2031       $    1,070
  1,000     Lexington County Health Services District, Inc.              4.00           11/01/2032            1,066
 20,000     Patriots Energy Group Financing Agency (67% of
              1 mo. LIBOR + 0.86%) (Put Date 2/01/2024)(c)               2.53(d)        10/01/2048           19,896
  7,200     Piedmont Municipal Power Agency (INS - Assured
              Guaranty Corp.)                                            5.00            1/01/2028            7,658
  2,700     Piedmont Municipal Power Agency (INS - Assured
              Guaranty Corp.)                                            5.00            1/01/2028            2,872
  9,835     Public Service Auth.                                         5.00           12/01/2034           11,213
  7,000     Public Service Auth.                                         5.00           12/01/2035            7,958
                                                                                                         ----------
                                                                                                             51,733
                                                                                                         ----------
            SOUTH DAKOTA (0.1%)
  4,600     Health & Educational Facilities Auth. (LIQ -
              Deutsche Bank A.g.) (LOC - Deutsche
              Bank A.G.) (Put Date 4/05/2019)(a),(b)                     1.67           11/01/2040            4,600
  1,700     Health & Educational Facilities Auth.                        5.00           11/01/2024            1,732
                                                                                                         ----------
                                                                                                              6,332
                                                                                                         ----------
            TENNESSEE (0.3%)
  3,500     Greeneville Health & Educational Facilities Board            5.00            7/01/2037            4,028
  2,710     Greeneville Health & Educational Facilities Board            5.00            7/01/2035            3,151
  3,000     Greeneville Health & Educational Facilities Board            5.00            7/01/2036            3,481
  5,000     Metropolitan Gov't Nashville & Davidson County
             Health & Educational Facilities Bd                          5.00            7/01/2035            5,681
                                                                                                         ----------
                                                                                                             16,341
                                                                                                         ----------
            TEXAS (11.0%)
  1,105     Austin Convention Enterprises, Inc.                          5.00            1/01/2034            1,253
    550     Austin Convention Enterprises, Inc.                          5.00            1/01/2034              605
  2,740     Board of Managers Joint Guadalupe
              County-City of Seguin Hospital                             5.00           12/01/2025            3,013
  2,990     Board of Managers Joint Guadalupe
              County-City of Seguin Hospital                             5.00           12/01/2027            3,245
  1,640     Board of Managers Joint Guadalupe
              County-City of Seguin Hospital                             5.00           12/01/2028            1,775
  1,600     Board of Managers Joint Guadalupe
              County-City of Seguin Hospital                             5.00           12/01/2029            1,726
  1,700     Board of Managers Joint Guadalupe
              County-City of Seguin Hospital                             5.00           12/01/2030            1,822
  5,150     Board of Managers Joint Guadalupe
              County-City of Seguin Hospital                             5.25           12/01/2035            5,620
  4,240     Boerne School District (NBGA - Texas Permanent
              School Fund) (Zero Coupon)                                 0.00            2/01/2026            3,349


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                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 2,500     Central Texas Regional Mobility Auth. (PRE)                  5.75%           1/01/2025       $    2,577
    885     Central Texas Regional Mobility Auth.
              (Zero Coupon)                                              0.00            1/01/2022              836
  7,000     Central Texas Regional Mobility Auth.
              (Zero Coupon)                                              0.00            1/01/2024            6,255
  2,535     Central Texas Regional Mobility Auth.
              (Zero Coupon)                                              0.00            1/01/2026            2,129
    500     Central Texas Regional Mobility Auth.                        5.00            1/01/2023              553
  3,500     Central Texas Regional Mobility Auth.                        5.00            1/01/2033            3,809
    700     Central Texas Regional Mobility Auth.                        5.00            1/01/2021              736
    500     Central Texas Regional Mobility Auth.                        5.00            1/01/2022              539
  1,250     Central Texas Regional Mobility Auth.                        5.00            1/01/2034            1,413
  1,100     Central Texas Regional Mobility Auth.                        5.00            1/01/2035            1,241
  8,500     Central Texas Turnpike System                                5.00            8/15/2034            9,407
 10,000     Central Texas Turnpike System                                5.00            8/15/2033           11,091
  1,500     City of Arlington (INS - Build America Mutual
              Assurance Co.)                                             5.00            2/15/2034            1,774
  1,500     City of Arlington (INS - Build America Mutual
              Assurance Co.)                                             5.00            2/15/2035            1,769
  3,100     City of Arlington (INS - Build America Mutual
              Assurance Co.)                                             5.00            2/15/2036            3,643
  3,305     City of Arlington (INS - Build America Mutual
              Assurance Co.)                                             5.00            2/15/2037            3,860
  4,380     City of Arlington (INS - Build America Mutual
              Assurance Co.)                                             5.00            2/15/2038            5,100
  1,800     City of Corpus Christi Utility System                        4.00            7/15/2032            1,954
  1,100     City of Corpus Christi Utility System                        4.00            7/15/2033            1,188
  1,050     City of Corpus Christi Utility System                        4.00            7/15/2034            1,130
  1,000     City of Corpus Christi Utility System                        4.00            7/15/2035            1,074
  2,300     City of Houston                                              5.00            9/01/2029            2,611
  1,000     City of Houston                                              5.00            9/01/2030            1,130
  5,615     City of Houston                                              5.00            9/01/2032            6,318
  5,345     City of Houston                                              5.00            9/01/2033            6,001
  2,150     City of Houston                                              5.00            9/01/2034            2,407
  1,575     City of Houston                                              5.00            9/01/2035            1,760
  1,300     Clifton Higher Education Finance Corp.
              (NBGA - Texas Permanent School Fund)                       4.00            8/15/2032            1,419
  2,000     Dallas/Fort Worth International Airport                      5.25           11/01/2028            2,302
  7,500     Dallas/Fort Worth International Airport                      5.25           11/01/2029            8,609
  1,000     Decatur Hospital Auth.                                       5.25            9/01/2029            1,120
  1,000     Decatur Hospital Auth.                                       5.00            9/01/2034            1,090
  1,215     Downtown Redev. Auth. (INS - Build America
              Mutual Assurance Co.)                                      5.00            9/01/2029            1,420

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42  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,380     Downtown Redev. Auth. (INS - Build America
              Mutual Assurance Co.)                                      5.00%           9/01/2030       $    1,604
  2,000     Downtown Redev. Auth. (INS - Build America
              Mutual Assurance Co.)                                      5.00            9/01/2031            2,316
  1,500     Downtown Redev. Auth. (INS - Build America
              Mutual Assurance Co.)                                      5.00            9/01/2032            1,733
  2,680     Downtown Redev. Auth. (INS - Build America
              Mutual Assurance Co.)                                      5.00            9/01/2033            3,087
  9,500     Gulf Coast IDA (Put Date 4/01/2019)(a)                       1.44           11/01/2041            9,500
  1,400     Harris County Cultural Education Facilities
              Finance Corp.                                              5.00            6/01/2028            1,488
  4,710     Harris County Cultural Education Facilities
              Finance Corp.                                              5.00           12/01/2027            5,211
 40,000     Harris County IDC (PRE)                                      5.00            2/01/2023           40,912
    750     Harris County Municipal Utility District No. 165
              (INS - Build America Mutual Assurance Co.)                 5.00            3/01/2030              859
  2,030     Harris County Municipal Utility District No. 165
              (INS - Build America Mutual Assurance Co.)                 5.00            3/01/2031            2,317
  2,500     Harris County Municipal Utility District No. 165
              (INS - Build America Mutual Assurance Co.)                 5.00            3/01/2032            2,846
  3,850     Houston Higher Education Finance Corp.                       5.25            9/01/2031            4,249
  4,075     Houston Higher Education Finance Corp.                       5.25            9/01/2032            4,497
  4,000     Karnes County Hospital District                              5.00            2/01/2029            4,355
  4,000     Karnes County Hospital District                              5.00            2/01/2034            4,275
    740     Laredo Waterworks & Sewer System                             4.00            3/01/2032              801
  1,000     Laredo Waterworks & Sewer System                             4.00            3/01/2033            1,078
  1,000     Laredo Waterworks & Sewer System                             4.00            3/01/2034            1,073
  1,500     Laredo Waterworks & Sewer System                             4.00            3/01/2036            1,597
  3,100     Mesquite Health Facility Dev. Corp.                          5.00            2/15/2026            3,309
  1,075     Mesquite Health Facility Dev. Corp.                          5.00            2/15/2035            1,104
  2,155     New Braunfels ISD (NBGA - Texas Permanent
              School Fund) (Zero Coupon)                                 0.00            2/01/2023            1,935
  7,500     New Hope Cultural Education Facilities
              Finance Corp.                                              5.00            7/01/2030            6,873
  9,000     New Hope Cultural Education Facilities
              Finance Corp.                                              5.00            7/01/2035            8,282
  1,000     New Hope Cultural Education Facilities
              Finance Corp.                                              5.00           11/01/2031            1,100
  1,475     New Hope Cultural Education Facilities
              Finance Corp.                                              4.00           11/01/2036            1,486
  1,635     Newark Higher Education Finance Corp.                        4.00            4/01/2032            1,731
  2,000     Newark Higher Education Finance Corp.                        4.00            4/01/2033            2,109
  4,470     Newark Higher Education Finance Corp.                        4.00            4/01/2034            4,699

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                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,650     Newark Higher Education Finance Corp.                        4.00%           4/01/2035       $    1,728
  2,150     Newark Higher Education Finance Corp.                        4.00            4/01/2036            2,242
  7,000     North East Texas Regional Mobility Auth.                     5.00            1/01/2036            7,815
  5,485     North East Texas Regional Mobility Auth.                     5.00            1/01/2036            6,085
 20,000     North Texas Tollway Auth. (INS - Assured
              Guaranty Corp.) (Zero Coupon)                              0.00            1/01/2029           15,634
  1,500     North Texas Tollway Auth.                                    5.00            1/01/2031            1,683
  8,000     North Texas Tollway Auth.                                    5.00            1/01/2032            9,065
  7,500     North Texas Tollway Auth.                                    5.00            1/01/2034            8,500
  1,515     North Texas Tollway Auth.                                    5.00            1/01/2034            1,746
  2,805     North Texas Tollway Auth.                                    6.00            1/01/2025            2,814
  2,000     North Texas Tollway Auth. (INS - Assured
              Guaranty Municipal Corp.)                                  4.00            1/01/2035            2,142
  1,695     North Texas Tollway Auth. (INS - Assured
              Guaranty Municipal Corp.)                                  4.00            1/01/2036            1,799
  2,230     Permanent University Fund - University of
              Texas System                                               5.00            7/01/2032            2,609
  3,250     Permanent University Fund - University of
              Texas System                                               5.00            7/01/2033            3,792
  2,500     Permanent University Fund - University of
              Texas System                                               5.00            7/01/2034            2,906
 32,975     Port of Port Arthur Navigation District
              (Put Date 4/01/2019)(a)                                    1.65            4/01/2040           32,975
 22,970     Port of Port Arthur Navigation District
              (Put Date 4/01/2019)(a)                                    1.65            4/01/2040           22,970
 16,850     Port of Port Arthur Navigation District
              (Put Date 4/01/2019)(a)                                    1.64            4/01/2040           16,850
 32,220     Port of Port Arthur Navigation District
              (Put Date 4/05/2019)(a)                                    1.75           11/01/2040           32,220
 14,935     San Antonio Housing Trust Finance Corp.
              (NBGA - Federal Home Loan Mortgage Corp.)
              (Put Date 10/01/2028)(c)                                   3.50            4/01/2043           15,121
  5,000     Tarrant County Cultural Education Facilities
              Finance Corp.                                              6.63           11/15/2037            5,676
  2,000     Tarrant County Cultural Education Facilities
              Finance Corp.                                              3.88           11/15/2022            2,001
  2,145     Tarrant County Cultural Education Facilities
              Finance Corp.                                              5.00           11/15/2030            2,469
  2,250     Tarrant County Cultural Education Facilities
              Finance Corp.                                              5.00           11/15/2031            2,571
  2,365     Tarrant County Cultural Education Facilities
              Finance Corp.                                              5.00           11/15/2032            2,691
  2,175     Tarrant County Cultural Education Facilities
              Finance Corp.                                              5.00           11/15/2037            2,428


================================================================================

44  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$18,225     Tarrant County Cultural Education Facilities
              Finance Corp.                                               5.00%          7/01/2037       $   21,166
 19,115     Tarrant County Cultural Education Facilities
              Finance Corp.                                               5.00           7/01/2038           22,129
  7,235     Transportation Commission State Highway Fund                  5.00          10/01/2026            8,830
  6,960     Trophy Club Public Improvement District No. 1
              (INS - Assured Guaranty Municipal Corp.)                    5.00           6/01/2033            7,902
 10,000     Tyler Health Facilities Dev. Corp. (PRE)                      5.50           7/01/2027           10,839
                                                                                                         ----------
                                                                                                            526,497
                                                                                                         ----------
            U. S. VIRGIN ISLANDS (0.1%)
  6,500     Public Finance Auth.(b)                                       5.00           9/01/2030            7,084
                                                                                                         ----------
            UTAH (0.1%)
  4,767     Jordanelle Special Service District(b),(e)                   12.00           8/01/2030            4,052
  2,610     Jordanelle Special Service District(b),(e)                   12.00           8/01/2030            2,218
                                                                                                         ----------
                                                                                                              6,270
                                                                                                         ----------
            VERMONT (0.3%)
  9,000     EDA                                                           5.00          12/15/2020            9,411
  2,500     Educational & Health Buildings Financing Agency               5.00          12/01/2036            2,877
                                                                                                         ----------
                                                                                                             12,288
                                                                                                         ----------
            VIRGINIA (1.0%)
  1,440     College Building Auth.                                        5.00           6/01/2021            1,441
 11,280     College Building Auth.                                        5.00           6/01/2026           11,281
 10,000     College Building Auth.                                        4.00           2/01/2034           10,912
  3,000     College Building Auth.                                        4.00           2/01/2036            3,247
  2,150     Fairfax County EDA                                            5.00          10/01/2036            2,367
 10,000     Roanoke EDA                                                   5.00           7/01/2025           10,427
    750     Stafford County EDA                                           5.00           6/15/2033              854
  2,620     Stafford County EDA                                           5.00           6/15/2034            2,976
  1,930     Stafford County EDA                                           5.00           6/15/2035            2,182
                                                                                                         ----------
                                                                                                             45,687
                                                                                                         ----------
            WASHINGTON (0.4%)
  3,090     Health Care Facilities Auth.                                  5.00           8/15/2033            3,474
  3,470     Health Care Facilities Auth.                                  5.00           8/15/2034            3,884
  2,355     Health Care Facilities Auth.                                  5.00           7/01/2035            2,717
  2,250     Health Care Facilities Auth.                                  5.00           7/01/2036            2,581
  3,125     Health Care Facilities Auth.                                  4.00           7/01/2037            3,314
  5,000     Tobacco Settlement Auth.                                      5.25           6/01/2031            5,168
                                                                                                         ----------
                                                                                                             21,138
                                                                                                         ----------
            WEST VIRGINIA (0.3%)
  1,850     Hospital Finance Auth.                                        5.00           6/01/2033            2,130
  2,970     Hospital Finance Auth.                                        5.00           6/01/2034            3,403

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                  COUPON            FINAL               VALUE
(000)       SECURITY                                                     RATE            MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 2,405     Hospital Finance Auth.                                       5.00%           6/01/2035       $    2,746
  2,360     Hospital Finance Auth.                                       5.00            1/01/2034            2,738
  2,920     Hospital Finance Auth.                                       5.00            1/01/2035            3,373
                                                                                                         ----------
                                                                                                             14,390
                                                                                                         ----------
            WISCONSIN (0.6%)
  2,000     Health & Educational Facilities Auth. (PRE)                  5.00            7/15/2028            2,155
  1,500     Health & Educational Facilities Auth. (PRE)                  5.00            8/15/2026            1,666
  1,935     Health & Educational Facilities Auth. (PRE)                  5.00            8/15/2029            2,149
  5,000     Health & Educational Facilities Auth. (PRE)                  5.13            4/15/2031            5,690
  1,000     Health & Educational Facilities Auth.                        5.00            8/15/2034            1,115
  9,830     Health & Educational Facilities Auth.                        4.00           11/15/2036           10,442
  1,000     Public Finance Auth.(b)                                      5.25            5/15/2037            1,067
  1,500     Public Finance Auth.                                         4.05           11/01/2030            1,533
  1,250     Public Finance Auth.(b)                                      3.95           11/15/2024            1,257
  3,250     Public Finance Auth.                                         5.25           10/01/2038            3,661
                                                                                                         ----------
                                                                                                             30,735
                                                                                                         ----------
            Total Municipal Obligations (cost: $4,613,151)                                                4,776,831
                                                                                                         ----------

            TOTAL INVESTMENTS (COST: $4,613,151)                                                         $4,776,831
                                                                                                         ==========

-------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                      VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------------
ASSETS                                                        LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-------------------------------------------------------------------------------------------------------------------
Municipal Obligations                                              $-      $4,776,831              $-    $4,776,831
-------------------------------------------------------------------------------------------------------------------
Total                                                              $-      $4,776,831              $-    $4,776,831
-------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

46  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD          Community College District

    EDA          Economic Development Authority

    EDC          Economic Development Corp.

    ETM          Escrowed to final maturity

    IDA          Industrial Development Authority/Agency

    IDC          Industrial Development Corp.

    ISD          Independent School District

    LIBOR        London Interbank Offered Rate

    MTA          Metropolitan Transportation Authority

    MUNIPSA Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index

    PRE          Pre-refunded to a date prior to maturity

    Zero Coupon  Normally issued at a significant discount from face value and does not provide for periodic interest payments.
                 Income is earned from the purchase date by accreting the

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

                 purchase discount of the security to par over the life of the security.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS          Principal and interest payments are insured by the name listed.
                 Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

================================================================================

48  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (c) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (d) Floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2019.

    (e) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (f) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (g)  Up to 2.05% of the coupon may be PIK.

    (h) Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

    (i) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description.

    (j) At March 31, 2019, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (k) At March 31, 2019, the issuer was in default with respect to interest and/or principal payments.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $4,613,151)                        $4,776,831
   Cash                                                                                           48
   Receivables:
      Capital shares sold                                                                      5,393
      USAA Asset Management Company (Note 6)                                                       7
      Interest                                                                                52,549
                                                                                          ----------
          Total assets                                                                     4,834,828
                                                                                          ----------
LIABILITIES
   Payables:
      Securities purchased                                                                    50,316
      Capital shares redeemed                                                                  3,853
      Dividends on capital shares                                                              1,917
   Accrued management fees                                                                     1,278
   Accrued transfer agent's fees                                                                  74
   Other accrued expenses and payables                                                           182
                                                                                          ----------
          Total liabilities                                                                   57,620
                                                                                          ----------
              Net assets applicable to capital shares outstanding                         $4,777,208
                                                                                          ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                        $4,689,152
   Distributable earnings                                                                     88,056
                                                                                          ----------
              Net assets applicable to capital shares outstanding                         $4,777,208
                                                                                          ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $4,754,320/355,721
          capital shares outstanding, no par value)                                       $    13.37
                                                                                          ==========
      Adviser Shares (net assets of $22,888/1,713
          capital shares outstanding, no par value)                                       $    13.36
                                                                                          ==========

See accompanying notes to financial statements.

================================================================================

50  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                          $168,171
                                                                                            --------
EXPENSES
   Management fees                                                                            14,868
   Administration and servicing fees:
       Fund Shares                                                                             6,974
       Adviser Shares                                                                             40
   Transfer agent's fees:
       Fund Shares                                                                             1,466
       Adviser Shares                                                                             18
   Distribution and service fees (Note 6):
       Adviser Shares                                                                             66
   Custody and accounting fees:
       Fund Shares                                                                               545
       Adviser Shares                                                                              3
   Postage:
       Fund Shares                                                                                74
       Adviser Shares                                                                              1
   Shareholder reporting fees:
       Fund Shares                                                                                40
   Trustees' fees                                                                                 36
   Registration fees:
       Fund Shares                                                                               233
       Adviser Shares                                                                             19
   Professional fees                                                                             161
   Other                                                                                          58
                                                                                            --------
            Total expenses                                                                    24,602
                                                                                            --------
   Expenses reimbursed:
       Adviser Shares                                                                            (24)
                                                                                            --------
            Net expenses                                                                      24,578
                                                                                            --------
NET INVESTMENT INCOME                                                                        143,593
                                                                                            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                                         (26,355)
   Change in net unrealized appreciation/(depreciation)                                      112,323
                                                                                            --------
            Net realized and unrealized gain                                                  85,968
                                                                                            --------
   Increase in net assets resulting from operations                                         $229,561
                                                                                            ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

----------------------------------------------------------------------------------------------------

                                                                            2019                2018
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                              $  143,593          $  138,494
   Net realized loss on investments                                      (26,355)             (3,778)
   Change in net unrealized appreciation/(depreciation)
      of investments                                                     112,323              15,286
                                                                      ------------------------------
          Increase in net assets resulting from operations               229,561             150,002
                                                                      ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                          (142,284)           (138,321)
   Adviser Shares                                                           (753)               (921)
                                                                      ------------------------------
      Distributions to shareholders                                     (143,037)           (139,242)
                                                                      ------------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                            62,837             314,175
   Adviser Shares                                                         (4,093)            (11,238)
                                                                      ------------------------------
      Total net increase in net assets from capital
          share transactions                                              58,744             302,937
                                                                      ------------------------------
   Net increase in net assets                                            145,268             313,697

NET ASSETS
   Beginning of year                                                   4,631,940           4,318,243
                                                                      ------------------------------
   End of year                                                        $4,777,208          $4,631,940
                                                                      ==============================

See accompanying notes to financial statements.

================================================================================

52  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Tax Exempt Intermediate-Term Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Intermediate-Term Fund Shares (Fund Shares) and Tax Exempt Intermediate-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed on July 1, 2019, pending satisfaction of certain closing conditions and approvals. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

54  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these

================================================================================

56  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended March 31, 2019, the Fund paid CAPCO facility fees of $38,000, which represents 5.7% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2019.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2019, and 2018, was as follows:

                                                      2019              2018
                                                  ------------------------------
Tax-exempt income                                 $143,037,000      $139,242,000

As of March 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                     $  4,639,000
Accumulated capital and other losses                                 (76,351,000)
Unrealized appreciation of investments                               163,609,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security

================================================================================

58  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2019, the Fund had net capital loss carryforwards of $76,351,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                      --------------------------------------
                                  TAX CHARACTER
                      --------------------------------------
                      (NO EXPIRATION)              BALANCE
                      ---------------            -----------
                      Short-Term                 $20,996,000
                      Long-Term                   55,355,000
                                                 -----------
                      Total                      $76,351,000
                                                 ===========

TAX BASIS OF INVESTMENTS - At March 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/ (depreciation) on investments are disclosed below:

                                                                                   NET
                                                GROSS           GROSS           UNREALIZED
                                              UNREALIZED      UNREALIZED       APPRECIATION/
FUND                          TAX COST       APPRECIATION    DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------------------
USAA Tax Exempt
  Intermediate-Term Fund     $4,613,222,000  $178,918,000    $(15,309,000)     $163,609,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2019, were $520,795,000 and $352,592,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended March 31, 2019 were as follows:

  PURCHASES                        SALES                       NET REALIZED GAIN
--------------------------------------------------------------------------------
$122,305,000                    $118,910,000                          $-

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED               YEAR ENDED
                                       MARCH 31, 2019           MARCH 31, 2018
                                   ----------------------------------------------
                                    SHARES       AMOUNT        SHARES     AMOUNT
                                   ----------------------------------------------
    FUND SHARES:
    Shares sold                     67,541     $ 885,615       67,023   $ 889,832
    Shares issued from
      reinvested dividends           9,222       121,052        9,160     121,446
    Shares redeemed                (72,055)     (943,830)     (52,578)   (697,103)
                                   ----------------------------------------------
    Net increase from capital
      share transactions             4,708     $  62,837       23,605   $ 314,175
                                   ==============================================
    ADVISER SHARES:
    Shares sold                        768     $   9,970          168   $   2,229
    Shares issued from
      reinvested dividends              52           679           59         777
    Shares redeemed                 (1,119)      (14,742)      (1,072)    (14,244)
                                   ----------------------------------------------
    Net decrease from capital
      share transactions              (299)    $  (4,093)        (845)  $ (11,238)
                                   ==============================================

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets.

The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper Intermediate Municipal Debt Funds Index.

================================================================================

60  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended March 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $14,868,000, which included a performance adjustment of 0.04% for the Fund Shares of $1,774,000. The Advisor Shares did not incur any performance adjustment.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2019, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $6,974,000 and $40,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2019, the Fund reimbursed the Manager $35,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through July 31, 2019, to limit the total annual operating expenses of the Adviser Shares to 0.75% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through July 31, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2019, the Adviser Shares incurred reimbursable expenses of $24,000, of which $7,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2019, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,466,000 and $18,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.

================================================================================

62  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

For the year ended March 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $66,000.

Underwriting services - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(8) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

(9) SUBSEQUENT EVENT

As discussed in Note 1, a special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement (the "New Advisory Agreement") between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. The New Advisory Agreement will become effective upon the closing of the Transaction (as discussed in Note 1) whereby AMCO will be acquired by Victory Holdings, the parent company of Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

================================================================================

64  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MARCH 31,
                               ----------------------------------------------------------------------
                                     2019           2018           2017           2016           2015
                               ----------------------------------------------------------------------
Net asset value at
  beginning of period          $    13.12     $    13.08     $    13.61     $    13.59     $    13.36
                               ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .41            .41            .42            .44            .45
  Net realized and
    unrealized gain (loss)            .24            .04           (.53)           .02            .23
                               ----------------------------------------------------------------------
Total from investment
  operations                          .65            .45           (.11)           .46            .68
                               ----------------------------------------------------------------------
Less distributions from:
  Net investment income              (.40)          (.41)          (.42)          (.44)          (.45)
Redemption fees added to
  beneficial interests                  -              -            .00(a)           -              -
                               ----------------------------------------------------------------------
Net asset value at
  end of period                $    13.37     $    13.12     $    13.08     $    13.61     $    13.59

                               ======================================================================
Total return (%)*                    5.06           3.47           (.84)          3.48           5.14
Net assets at
  end of period (000)          $4,754,320     $4,605,543     $4,280,892     $4,332,360     $3,894,482
Ratios to average daily
  net assets:**
  Expenses (%)(b)                     .52            .51            .52(c)         .54(c)         .55(c)
  Net investment income (%)          3.07           3.09           3.13           3.28           3.31
Portfolio turnover (%)                  8             11             16             10              4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $4,650,314,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  65

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MARCH 31,
                                  -------------------------------------------------------------------
                                     2019           2018           2017           2016           2015
                                  -------------------------------------------------------------------
Net asset value at
  beginning of period             $ 13.12        $ 13.07        $ 13.61        $ 13.58        $ 13.36
                                  -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .38            .38            .38            .41            .42
  Net realized and
    unrealized gain (loss)            .23            .05           (.54)           .03            .22
                                  -------------------------------------------------------------------
Total from investment
  operations                          .61            .43           (.16)           .44            .64
                                  -------------------------------------------------------------------
Less distributions from:
  Net investment income              (.37)          (.38)          (.38)          (.41)          (.42)
Redemption fees added to
  beneficial interests                  -              -            .00(a)         .00(a)           -
                                  -------------------------------------------------------------------
Net asset value at
  end of period                   $ 13.36        $ 13.12        $ 13.07        $ 13.61        $ 13.58
                                  ===================================================================
Total return (%)*                    4.75           3.28          (1.19)          3.28           4.81
Net assets at
  end of period (000)             $22,888        $26,397        $37,351        $42,054        $36,848
Ratios to average daily
  net assets:**
  Expenses (%)(b)                     .75            .77(c)         .80(d)         .80(d)         .79(d),(e)
  Expenses, excluding
    reimbursements (%)(b)             .84            .85            .83(d)         .88(d)         .88(d)
  Net investment
    income (%)                       2.85           2.83           2.84           3.02           3.06
Portfolio turnover (%)                  8             11             16             10              4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $26,536,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Effective August 1, 2017, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.75% of the Adviser Shares' average daily net assets. Prior to this date, the voluntary expense limit was 0.80%.
(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(e) Effective August 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.80% of the Adviser Shares' average daily net assets. Prior to this date, the voluntary expense limit was 0.75%.

================================================================================

66  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2018, through March 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  67

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE         OCTOBER 1, 2018 -
                                        OCTOBER 1, 2018        MARCH 31, 2019         MARCH 31, 2019
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $1,040.50                $2.65
Hypothetical
  (5% return before expenses)               1,000.00              1,022.34                 2.62

ADVISER SHARES
Actual                                      1,000.00              1,039.40                 3.81
Hypothetical
  (5% return before expenses)               1,000.00              1,021.19                 3.78

*Expenses are equal to the annualized expense ratio of 0.52% for Fund Shares and 0.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 4.05% for Fund Shares and 3.94% for Adviser Shares for the six-month period of October 1, 2018, through March 31, 2019.

================================================================================

68  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

ADVISORY AGREEMENT

March 31, 2019

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                        ADVISORY AGREEMENT |  69

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

70  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

  o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

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                                                        ADVISORY AGREEMENT |  71
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  o   Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

  o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

  o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

  o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

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  o   The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

  o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

  o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

  o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

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                                                        ADVISORY AGREEMENT |  73

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      businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

  o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

  o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

  o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

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is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

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                                                        ADVISORY AGREEMENT |  75

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The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

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objectives and strategies managed by the portfolio managers who would manage the
Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

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                                                        ADVISORY AGREEMENT |  77
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Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

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the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

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                                                        ADVISORY AGREEMENT |  79

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deliver investment products and services to USAA's direct member-based channel.
The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  81
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If you would like more information about the funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  83
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DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

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BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-present); Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

88  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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================================================================================
40857-0519                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA TAX EXEMPT LONG-TERM FUND]

================================================================================

       ANNUAL REPORT
       USAA TAX EXEMPT LONG-TERM FUND
       FUND SHARES (USTEX) o ADVISER SHARES (UTELX)
       MARCH 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"HISTORICALLY, AN INVERTED YIELD CURVE HAS BEEN
A RELIABLE INDICATOR OF A COMING RECESSION,         [PHOTO OF BROOKS ENGLEHARDT]
THOUGH I WOULD NOTE THAT THE LAG BETWEEN AN
INVERSION AND A RECESSION HAS BEEN INCONSISTENT."

--------------------------------------------------------------------------------

MAY 2019

Shifting expectations about the Federal Reserve's (Fed) monetary policy drove the performance of the financial markets during the 12-month reporting period. At the beginning of the period, the Fed was expected to continue increasing short-term interest rates. By the end of the period, investors believed policymakers would not increase interest rates at all during 2019.

The Fed, which had raised short-term rates in March 2018--just before the period started--implemented additional interest rate hikes in June 2018 and September 2018, citing ongoing strength in the U.S. economy. In this environment, U.S. stocks posted steady gains, hitting their high of the reporting period in early October 2018. The U.S. stock market subsequently retreated on worries that the Fed might overshoot, meaning that policymakers could raise short-term interest rates too quickly and stifle U.S. economic growth. Equity market volatility also increased outside of the United States, as investor uncertainty about Fed monetary policy amplified concerns about a slowdown in the pace of global economic growth and possible changes to the global trade regime. The Fed increased this uncertainty with another interest rate hike in December 2018, sending U.S. stocks to their lowest levels of the reporting period. However, in January 2019, stocks rallied after Fed Chair Jerome Powell said the central bank was committed to supporting U.S. economic expansion and that its monetary policy would be responsive to changing conditions. Stock prices continued to advance through the end of the first quarter of 2019, recovering almost all of the ground they had lost in late 2018. Notably, in the first quarter of 2019, the U.S. stock market recorded its largest quarterly gain since the 2008 financial crisis.

In the fixed income market, intermediate- and longer-term yields ended the reporting period lower than they started, driving up bond prices, which move in the opposite direction of yields. Yields had climbed during the first seven months of the reporting period, as the Fed continued to hike short-term interest rates. The yield on the 10-year U.S. Treasury note, which began in April 2018 at 2.74%, rose to 3.24% on November 8(th)-- its high point of the reporting period. Yields then declined, falling back below 3% in early December 2018, as investors dialed back their expectations for Fed interest rate

================================================================================

================================================================================

hikes amid concern about a possible slowdown in economic growth. Near the end of the reporting period, the 10-year Treasury yield dropped to 2.38%, its lowest level since 2017, after the Fed downgraded its outlook for the U.S. economy and signaled that it might not raise interest rates during 2019.

At the same time, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. Historically, an inverted yield curve has been a reliable indicator of a coming recession, though I would note that the lag between an inversion and a recession has been inconsistent. At USAA Investments, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years.

Against this backdrop, I am pleased to say that USAA's tax-exempt portfolios generated positive returns during the reporting period. Market conditions were one reason for the solid performance--supply-and-demand conditions were favorable and municipal bond yields fell--but the hard work of the municipal investment team deserves the largest share of praise. Our experienced professionals sought opportunities that had the potential to enhance the performance of the portfolios, as well as investments that could provide higher yields to shareholders.

As I write to you, spring is well underway. It may be a good time to give your portfolio a spring cleaning. In my experience, financial matters can end up on the back burner when spring turns into summer and we embark on vacations or take time out to enjoy get-togethers with family and friends. If you have questions about your portfolio or would like to review your investment plan, please give one of our financial advisors a call. They can help you make sure you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

   Distributions to Shareholders                                              11

   Report of Independent Registered
     Public Accounting Firm                                                   12

   Portfolio of Investments                                                   13

   Notes to Portfolio of Investments                                          32

   Financial Statements                                                       35

   Notes to Financial Statements                                              38

   Financial Highlights                                                       51

EXPENSE EXAMPLE                                                               53

ADVISORY AGREEMENT                                                            55

TRUSTEES' AND OFFICERS' INFORMATION                                           67

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.
(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

         [PHOTO OF JOHN C. BONNELL]               [PHOTO OF DALE R. HOFFMANN]

         JOHN C. BONNELL, CFA                     DALE R. HOFFMANN
         USAA Asset                               USAA Asset
         Management Company                       Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Tax-exempt bonds generated positive returns during the reporting period ended March 31, 2019, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) Municipal bond yields were on an upward trajectory until early November 2018, when they hit their highs of the reporting period in anticipation of continued short-term interest rate increases by the Federal Reserve (Fed). In November 2018, changing expectations about Fed monetary policy and heightened risk aversion sent municipal bond yields lower. Speculation that the Fed might pause its interest rate increases reinforced the downward trend, with municipal bond yields--especially those on intermediate- and longer-term maturities--falling substantially during March 2019 amid signs the Fed might not raise interest rates at all in 2019.

    Tax-exempt bonds also benefited from supply-and-demand dynamics. Supply was tight, as new issuance generally failed to keep pace with demand. The drop in new issuance was due in large part to tax law changes, effective January 1, 2018, that eliminated the tax exemption for advance refunding bonds. Demand was intense, with many new deals significantly oversubscribed as investors sought to reinvest the proceeds from maturing and called bonds. The buying was dominated by U.S. individuals, who tend to favor municipal bonds for their relative safety and incremental yield. Some observers suggested that a $10,000 cap on state and local tax deductions contributed to U.S. individuals' appetite for tax-advantaged investments.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    The municipal bond yield curve flattened during the reporting period, as intermediate- and longer-term yields fell more than shorter-term yields. The yields on three-year, 10-year, and 30-year AAA general obligation bonds fell 26, 56, and 35 basis points, respectively. (A basis point is 1/100(th) of a percent.) Meanwhile, municipal bond credit spreads tightened as investors searched for yield opportunities. (Municipal credit spreads are the difference in yields between municipal bonds with similar maturities but different credit ratings.)

    Municipal bond credit quality remained solid during the reporting period, largely due to increasing revenues and sound fiscal management. State and local governments, which have broad taxing powers, are required by law to balance their budgets. Many continued to take action during the reporting period to address tough fiscal challenges.

o HOW DID THE USAA TAX EXEMPT LONG-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2019, the Fund Shares and Adviser Shares had a total return of 4.38% and 4.16%, respectively, versus an average return of 4.69% amongst the funds in the Lipper General & Insured Municipal Debt Funds category. This compares to returns of 5.07% for the Lipper General & Insured Municipal Debt Funds Index and 5.38% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 3.72% and 3.50%, respectively, compared to the Lipper category average of 2.92%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 4 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

    Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the portfolio.

    The Fund continues to hold a diversified portfolio of longer-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

               o AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 o

------------------------------------------------------------------------------------------------
                                                                          SINCE        INCEPTION
                                     1 YEAR     5 YEAR      10 YEAR     INCEPTION*        DATE
------------------------------------------------------------------------------------------------

Fund Shares                          4.38%        3.82%        5.83%           -            -
Adviser Shares                       4.16%        3.53%           -         4.19%        8/01/10
Bloomberg Barclays Municipal
  Bond Index**                       5.38%        3.73%        4.71%           -            -
Lipper General & Insured
  Municipal Debt Funds Index***      5.07%        4.04%        5.41%           -            -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

***The unmanaged Lipper General & Insured Municipal Debt Funds Index measures the Fund's performance to that of the Lipper General & Insured Municipal Debt Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2019

---------------------------------------------------------------------------------------------
                         TOTAL RETURN      =      DIVIDEND RETURN        +      PRICE CHANGE
---------------------------------------------------------------------------------------------
10 YEARS                     5.83%         =           4.41%            +           1.42%
5 YEARS                      3.82%         =           4.06%            +          -0.24%
1 YEAR                       4.38%         =           3.85%            +           0.53%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2010-MARCH 31, 2019

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

--------------------------------------------------------------------------------
                                                                     CHANGE IN
                    TOTAL RETURN           DIVIDEND RETURN          SHARE PRICE
--------------------------------------------------------------------------------
3/31/2010               16.59%                  5.88%                  10.71%
3/31/2011               -0.19%                  4.70%                  -4.89%
3/31/2012               16.30%                  5.15%                  11.15%
3/31/2013                7.11%                  4.07%                   3.04%
3/31/2014                0.83%                  4.14%                  -3.31%
3/31/2015                6.79%                  4.34%                   2.45%
3/31/2016                3.94%                  4.30%                  -0.36%
3/31/2017                0.41%                  3.91%                  -3.50%
3/31/2018                3.70%                  3.93%                  -0.23%
3/31/2019                4.38%                  3.85%                   0.53%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/19, and assuming marginal federal tax
rates of:                               24.00%     32.00%    38.80%*     40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD           DIVIDEND RETURN
-------------------------------------------------------------------------------
10 Years              4.41%              5.80%      6.49%     7.21%       7.45%
5 Years               4.06%              5.34%      5.97%     6.63%       6.86%
1 Year                3.85%              5.07%      5.66%     6.29%       6.50%

To match the Fund Shares' closing 30-day SEC Yield of 2.79%, on 3/31/19

A FULLY TAXABLE INVESTMENT MUST PAY:     3.67%      4.10%     4.56%       4.71%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

6  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.57% on 3/31/19 and assuming marginal federal tax
rates of:                               24.00%     32.00%    38.80%*     40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY:     3.38%      3.78%     4.20%       4.34%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

              USAA TAX EXEMPT        LIPPER GENERAL &         BLOOMBERG
                 LONG-TERM          INSURED MUNICIPAL     BARCLAYS MUNICIPAL
                FUND SHARES          DEBT FUNDS INDEX         BOND INDEX
03/31/09          $10,000.00            $10,000.00            $10,000.00
04/30/09          10,307.00              10,286.33             10,199.77
05/31/09          10,641.00              10,523.04             10,307.67
06/30/09          10,548.00              10,415.75             10,211.11
07/31/09          10,731.00              10,580.18             10,381.95
08/31/09          10,996.00              10,849.17             10,559.44
09/30/09          11,644.00              11,401.44             10,938.39
10/31/09          11,384.00              11,106.32             10,708.78
11/30/09          11,396.00              11,140.13             10,797.26
12/31/09          11,494.00              11,244.42             10,833.75
01/31/10          11,564.00              11,299.74             10,890.17
02/28/10          11,666.00              11,406.31             10,995.73
03/31/10          11,659.00              11,414.51             10,969.40
04/30/10          11,810.00              11,564.35             11,102.71
05/31/10          11,882.00              11,625.30             11,185.98
06/30/10          11,876.00              11,611.13             11,192.63
07/31/10          12,027.00              11,748.94             11,332.20
08/31/10          12,341.00              12,049.04             11,591.65
09/30/10          12,377.00              12,058.96             11,573.54
10/31/10          12,340.00              12,033.56             11,541.48
11/30/10          11,967.00              11,701.26             11,310.69
12/31/10          11,653.00              11,431.20             11,091.51
01/31/11          11,472.00              11,288.50             11,009.80
02/28/11          11,683.00              11,470.57             11,185.07
03/31/11          11,637.00              11,427.93             11,147.80
04/30/11          11,860.00              11,619.24             11,347.44
05/31/11          12,148.00              11,867.40             11,541.35
06/30/11          12,246.00              11,948.08             11,581.62
07/31/11          12,410.00              12,074.72             11,699.81
08/31/11          12,556.00              12,236.95             11,899.97
09/30/11          12,812.00              12,420.90             12,022.99
10/31/11          12,778.00              12,382.30             11,978.29
11/30/11          12,845.00              12,433.19             12,049.05
12/31/11          13,109.00              12,683.65             12,278.27
01/31/12          13,530.00              13,081.57             12,562.22
02/29/12          13,577.00              13,120.66             12,574.60
03/31/12          13,536.00              13,059.25             12,492.90
04/30/12          13,691.00              13,227.86             12,637.02
05/31/12          13,848.00              13,367.72             12,741.93
06/30/12          13,865.00              13,362.17             12,728.24
07/31/12          14,082.00              13,617.63             12,929.97
08/31/12          14,142.00              13,654.50             12,944.69
09/30/12          14,224.00              13,747.08             13,022.88
10/31/12          14,310.00              13,813.23             13,059.63
11/30/12          14,575.00              14,099.39             13,274.78
12/31/12          14,393.00              13,889.72             13,110.71
01/31/13          14,508.00              13,982.20             13,165.32
02/28/13          14,555.00              14,025.35             13,205.19
03/31/13          14,496.00              13,948.73             13,148.24
04/30/13          14,667.00              14,115.50             13,292.37
05/31/13          14,518.00              13,938.20             13,130.00
06/30/13          13,974.00              13,422.25             12,758.22
07/31/13          13,813.00              13,244.85             12,646.67
08/31/13          13,570.00              13,006.74             12,466.18
09/30/13          13,934.00              13,317.78             12,734.50
10/31/13          14,037.00              13,422.05             12,835.10
11/30/13          14,005.00              13,388.08             12,808.65
12/31/13          13,991.00              13,355.81             12,775.94
01/31/14          14,389.00              13,666.94             13,024.84
02/28/14          14,558.00              13,851.07             13,177.57
03/31/14          14,616.00              13,903.30             13,199.72
04/30/14          14,822.00              14,092.12             13,358.31
05/31/14          14,997.00              14,314.42             13,530.32
06/30/14          15,027.00              14,311.89             13,542.05
07/31/14          15,059.00              14,338.67             13,565.90
08/31/14          15,168.00              14,524.94             13,730.22
09/30/14          15,226.00              14,586.18             13,744.17
10/31/14          15,340.00              14,684.77             13,838.39
11/30/14          15,356.00              14,707.07             13,862.36
12/31/14          15,466.00              14,814.38             13,932.21
01/31/15          15,732.00              15,082.38             14,179.16
02/28/15          15,581.00              14,928.90             14,032.94
03/31/15          15,610.00              14,980.73             14,073.47
04/30/15          15,539.00              14,899.75             13,999.58
05/31/15          15,514.00              14,854.76             13,960.88
06/30/15          15,500.00              14,822.16             13,948.24
07/31/15          15,628.00              14,918.24             14,049.23
08/31/15          15,657.00              14,951.78             14,076.86
09/30/15          15,737.00              15,050.12             14,178.76
10/31/15          15,788.00              15,124.26             14,235.19
11/30/15          15,864.00              15,201.08             14,291.75
12/31/15          15,983.00              15,321.40             14,392.22
01/31/16          16,114.00              15,462.11             14,563.97
02/29/16          16,134.00              15,471.08             14,586.78
03/31/16          16,225.00              15,558.12             14,633.04
04/30/16          16,342.00              15,675.63             14,740.68
05/31/16          16,420.00              15,748.87             14,780.55
06/30/16          16,654.00              16,010.83             15,015.64
07/31/16          16,648.00              16,013.14             15,024.76
08/31/16          16,689.00              16,057.12             15,045.09
09/30/16          16,640.00              15,991.00             14,970.03
10/31/16          16,495.00              15,839.31             14,812.87
11/30/16          15,942.00              15,259.87             14,260.47
12/31/16          16,084.00              15,377.26             14,427.92
01/31/17          16,146.00              15,450.12             14,523.05
02/28/17          16,237.00              15,559.59             14,623.92
03/31/17          16,294.00              15,619.03             14,655.58
04/30/17          16,384.00              15,726.28             14,761.92
05/31/17          16,613.00              15,957.72             14,996.22
06/30/17          16,623.00              15,928.61             14,942.40
07/31/17          16,699.00              16,035.27             15,063.33
08/31/17          16,815.00              16,169.15             15,178.01
09/30/17          16,808.00              16,122.85             15,100.86
10/31/17          16,833.00              16,143.02             15,137.61
11/30/17          16,848.00              16,106.00             15,056.56
12/31/17          17,017.00              16,270.00             15,213.97
01/31/18          16,852.00              16,117.73             15,034.92
02/28/18          16,803.00              16,057.47             14,989.97
03/31/18          16,896.00              16,128.87             15,045.22
04/30/18          16,832.00              16,091.67             14,991.53
05/31/18          17,013.00              16,280.68             15,163.28
06/30/18          17,015.00              16,303.45             15,176.18
07/31/18          17,041.00              16,344.98             15,213.06
08/31/18          17,073.00              16,382.78             15,252.03
09/30/18          16,978.00              16,280.24             15,153.38
10/31/18          16,823.00              16,152.95             15,060.07
11/30/18          16,972.00              16,288.10             15,226.75
12/31/18          17,155.00              16,450.40             15,409.05
01/31/19          17,234.00              16,549.10             15,525.55
02/28/19          17,329.00              16,659.80             15,608.69
03/31/19          17,635.00              16,946.22             15,855.38

                                   [END CHART]

                       Data from 3/31/09 through 3/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Shares to the benchmarks listed above (see page 4 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/19 o
                                (% of Net Assets)

Hospital ..............................................................  14.4%
Education .............................................................  13.0%
Special Assessment/Tax/Fee ............................................  10.3%
General Obligation ....................................................   9.6%
Escrowed Bonds ........................................................   7.0%
Electric Utilities ....................................................   6.7%
Nursing/CCRC ..........................................................   6.6%
Toll Road  ............................................................   6.2%
Electric/Gas Utility ..................................................   4.0%
Water/Sewer Utility ...................................................   3.2%

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/19 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                       3.8%
AA                                                                       29.8%
A                                                                        37.4%
BBB                                                                      17.8%
BELOW INVESTMENT-GRADE                                                    5.1%
UNRATED                                                                   6.1%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

10  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2019:

                                   TAX-EXEMPT
                                   INCOME(1,2)
                                   -----------
                                      100%
                                   -----------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT LONG-TERM FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Long-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2019

================================================================================

12  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              MUNICIPAL OBLIGATIONS (99.1%)

              ALABAMA (1.7%)
$ 4,245       Chatom IDB (INS - Assured Guaranty
                Municipal Corp.)                                          5.00%        8/01/2037    $    4,394
  4,400       Columbia IDB (Put Date 4/01/2019)(a)                        1.56        12/01/2037         4,400
  7,000       Docks Department (PRE)                                      6.00        10/01/2035         7,469
  4,500       Homewood Educational Building Auth.                         5.00        12/01/2047         5,068
 11,500       Lower Alabama Gas District                                  5.00         9/01/2046        14,292
  1,750       Montgomery Medical Clinic Board                             5.00         3/01/2036         1,918
  2,000       Selma IDB                                                   5.80         5/01/2034         2,079
                                                                                                    ----------
                                                                                                        39,620
                                                                                                    ----------
              ARIZONA (2.8%)
  5,000       Apache County IDA                                           4.50         3/01/2030         5,261
  5,000       City of Goodyear                                            5.63         7/01/2039         5,235
  1,000       City of Phoenix Civic Improvement Corp.
                (INS - National Public Finance Guarantee Corp.)           5.50         7/01/2029         1,283
  1,500       City of Phoenix Civic Improvement Corp.
                (INS - National Public Finance Guarantee Corp.)           5.50         7/01/2030         1,943
  6,000       Health Facilities Auth.                                     5.00         2/01/2042         6,376
  5,000       Health Facilities Auth. (MUNIPSA + 1.85%)
                (Put Date 2/01/2023)(b)                                   3.35(c)      2/01/2048         5,210
  1,725       IDA                                                         5.00         7/01/2052         1,913
  1,600       Maricopa County IDA                                         5.00         7/01/2047         1,722
  7,000       Maricopa County Pollution Control Corp.                     5.00         6/01/2035         7,167
  6,000       Phoenix IDA(d),(e)                                          5.00         7/01/2044         6,374
  1,200       Phoenix IDA                                                 5.00         7/01/2041         1,291
  1,250       Phoenix IDA                                                 5.00         7/01/2042         1,394
  3,000       Pima County IDA                                             5.25        10/01/2040         3,131
  2,685       Pima County IDA                                             4.50         6/01/2030         2,836
  3,000       Pima County IDA                                             4.00         9/01/2029         3,139
  2,000       Pima County IDA(d)                                          5.00         6/15/2052         2,030
 10,000       Pinal County Electrical District No. 3                      4.00         7/01/2041        10,534
                                                                                                    ----------
                                                                                                        66,839
                                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              ARKANSAS (0.2%)
$ 1,000       Dev. Finance Auth. (INS - AMBAC Assurance Corp.)
                (Zero Coupon)                                             0.00%        7/01/2028    $      788
  1,165       Dev. Finance Auth. (INS - AMBAC Assurance Corp.)
                (Zero Coupon)                                             0.00         7/01/2029           886
  1,150       Dev. Finance Auth. (INS - AMBAC Assurance Corp.)
                (Zero Coupon)                                             0.00         7/01/2030           838
  2,500       Dev. Finance Auth. (INS - AMBAC Assurance Corp.)
                (Zero Coupon)                                             0.00         7/01/2036         1,347
                                                                                                    ----------
                                                                                                         3,859
                                                                                                    ----------
              CALIFORNIA (8.8%)
  1,000       Cerritos CCD (Zero Coupon)                                  0.00         8/01/2031           708
  2,500       Cerritos CCD (Zero Coupon)                                  0.00         8/01/2032         1,697
  2,175       Cerritos CCD (Zero Coupon)                                  0.00         8/01/2033         1,418
  1,000       Cerritos CCD (Zero Coupon)                                  0.00         8/01/2034           626
  1,500       Cerritos CCD (Zero Coupon)                                  0.00         8/01/2035           900
  2,200       Cerritos CCD (Zero Coupon)                                  0.00         8/01/2036         1,264
  8,500       Coachella Valley Unified School District
                (INS - Assured Guaranty Municipal Corp.)
                (Zero Coupon)                                             0.00         8/01/2041         3,806
  6,700       Corona-Norco Unified School District (PRE)
                (INS - Assured Guaranty Municipal Corp.)                  5.50         8/01/2039         6,792
  5,700       Educational Facility Auth. (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(a),(d),(f)                           1.95         3/01/2042         5,700
  3,000       El Camino CCD (Zero Coupon)                                 0.00         8/01/2034         1,912
  3,000       El Camino CCD (Zero Coupon)                                 0.00         8/01/2038         1,560
 20,400       El Centro Financing Auth. (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(a),(d)                               1.85         7/01/2058        20,400
 10,000       El Monte Union HSD (INS - Assured Guaranty
                Municipal Corp.) (Zero Coupon)                            0.00         6/01/2042         4,237
  2,500       Escondido Union HSD (INS - Assured Guaranty
                Municipal Corp.)                                          5.00         6/01/2037         2,582
  2,000       Golden State Tobacco Securitization Corp.                   5.00         6/01/2030         2,236
  1,000       Health Facilities Financing Auth.                           5.00        11/15/2056         1,127
  1,580       Indio Redev. Agency                                         5.25         8/15/2035         1,584
 17,025       Inland Empire Tobacco Securitization Auth.                  5.75         6/01/2026        17,679
  2,000       Jurupa Public Financing Auth. (INS - Assured
                Guaranty Municipal Corp.)                                 5.00         9/01/2033         2,084
  1,200       Los Alamitos Unified School District,
                5.95%, 8/01/2024                                          0.00(g)      8/01/2034         1,194
  4,500       Los Alamitos Unified School District,
                6.05%, 8/01/2024                                          0.00(g)      8/01/2042         4,344

================================================================================

14  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 3,000       Monterey Peninsula Unified School District (PRE)
                (INS - Assured Guaranty Municipal Corp.)                  5.50%        8/01/2034    $    3,291
  1,860       Paramount Unified School District (Zero Coupon)             0.00         8/01/2034         1,128
  2,000       Paramount Unified School District (Zero Coupon)             0.00         8/01/2035         1,165
  2,750       Paramount Unified School District (Zero Coupon)             0.00         8/01/2037         1,470
  2,750       Paramount Unified School District (Zero Coupon)             0.00         8/01/2036         1,537
  1,110       Public Works Board (PRE)                                    5.00        10/01/2031         1,212
  2,000       Public Works Board (PRE)                                    5.00        10/01/2030         2,183
  2,000       Public Works Board                                          5.00        12/01/2031         2,164
  2,500       Public Works Board                                          5.00        12/01/2029         2,709
  2,950       Public Works Board                                          5.00         6/01/2031         3,286
  3,500       Public Works Board                                          5.00        10/01/2039         3,943
  1,200       Sacramento City Financing Auth. (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(a),(d)                               1.61        12/01/2030         1,200
  2,000       Sacramento City Schools Joint Powers Financing
                Auth. (INS - Build America Mutual Assurance Co.)          5.00         3/01/2040         2,227
  2,560       Sacramento City Schools Joint Powers Financing
                Auth. (INS - Build America Mutual Assurance Co.)          5.00         3/01/2036         2,859
  2,500       San Diego Public Facilities Financing Auth.                  5.00        10/15/2044         2,879
  3,000       San Marcos Schools Financing Auth. (PRE)
                (INS - Assured Guaranty Municipal Corp.)                  5.00         8/15/2040         3,149
 13,605       San Ysidro School District (INS - Assured Guaranty
                Municipal Corp.) (Zero Coupon)                            0.00         8/01/2036         7,262
 14,285       San Ysidro School District (INS - Assured
                Guaranty Municipal Corp.) (Zero Coupon)                   0.00         8/01/2037         7,250
 15,000       Santa Ana Unified School District (INS - Assured
                Guaranty Municipal Corp.) (Zero Coupon)                   0.00         4/01/2029        10,949
  5,000       Southern California Public Power Auth.                      5.00         7/01/2040         5,185
  5,000       State                                                       5.75         4/01/2031         5,004
  6,750       State                                                       5.00         2/01/2038         7,434
  8,000       State                                                       5.25         4/01/2035         8,745
  5,000       State                                                       5.00        10/01/2047         5,737
 11,970       Statewide Communities Dev. Auth. (Put
                Date 4/05/2019)(a)                                        1.37         4/01/2046        11,970
  1,500       Statewide Communities Dev. Auth. (Put
                Date 4/05/2019)(a)                                        1.37         4/01/2046         1,500
  8,885       Stockton Unified School District (INS - Assured
               Guaranty Municipal Corp.) (Zero Coupon)                    0.00         8/01/2034         5,403
  2,500       Victor Elementary School District (PRE)
                (INS - Assured Guaranty Municipal Corp.)                  5.13         8/01/2034         2,531
  5,180       Washington Township Health Care Dist.                       5.25         7/01/2030         5,395
  5,000       Washington Township Health Care Dist.                       5.50         7/01/2038         5,203
                                                                                                    ----------
                                                                                                       209,820
                                                                                                    ----------

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                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              COLORADO (1.8%)
$10,000       E-470 Public Highway Auth. (INS - National Public
                Finance Guarantee Corp.) (Zero Coupon)                    0.00%        9/01/2035    $    4,946
  2,000       E-470 Public Highway Auth.                                  5.38         9/01/2026         2,089
  2,500       Educational & Cultural Facilities Auth.                     5.25         4/01/2043         2,654
    750       Educational & Cultural Facilities Auth.                     5.00         4/01/2053           838
  2,500       Educational & Cultural Facilities Auth.                     4.00        12/01/2048         2,582
  6,000       Health Facilities Auth.                                     5.00         6/01/2045         6,477
  5,000       Health Facilities Auth.                                     5.00        12/01/2042         5,236
  1,250       Health Facilities Auth.                                     5.00         6/01/2047         1,374
  1,000       Park Creek Metropolitan District                            5.00        12/01/2045         1,093
  2,500       Park Creek Metropolitan District                            5.00        12/01/2046         2,732
  2,000       Park Creek Metropolitan District                            5.00        12/01/2051         2,177
  4,000       Rampart Range Metropolitan District No. 1
                (INS - Assured Guaranty Municipal Corp.)                  5.00        12/01/2047         4,584
  5,000       Regional Transportation District                            5.00         6/01/2044         5,450
  1,000       Southlands Metropolitan District No. 1                      5.00        12/01/2047         1,063
                                                                                                    ----------
                                                                                                        43,295
                                                                                                    ----------
              CONNECTICUT (0.5%)
  2,000       Health & Educational Facilities Auth. (PRE)                 5.00         7/01/2035         2,087
 58,382       Mashantucket (Western) Pequot Tribe(e),(h)                  2.05(i)      7/01/2031         2,000
  5,500       State                                                       5.00         4/15/2038         6,363
  1,550       State(j)                                                    5.00         4/15/2039         1,810
                                                                                                    ----------
                                                                                                        12,260
                                                                                                    ----------
              DELAWARE (0.2%)
  4,000       EDA                                                         5.40         2/01/2031         4,171
                                                                                                    ----------
              DISTRICT OF COLUMBIA (1.4%)
  1,500       District of Columbia                                        5.00         7/01/2042         1,618
  1,305       District of Columbia                                        5.00         7/01/2036         1,413
  1,700       District of Columbia (PRE)                                  6.00         7/01/2043         2,005
  1,450       District of Columbia (PRE)                                  6.00         7/01/2048         1,710
  5,000       Metropolitan Washington Airports Auth.                      5.00        10/01/2039         5,202
 10,000       Metropolitan Washington Airports Auth.
                Dulles Toll Road Revenue                                  5.00        10/01/2053        10,483
 10,000       Washington Convention & Sports Auth.                        5.00        10/01/2040        10,403
                                                                                                    ----------
                                                                                                        32,834
                                                                                                    ----------
              FLORIDA (9.5%)
 22,000       Avenir Community Dev. Dist. (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(a),(d)                               1.85         5/01/2049        22,000
  2,000       Brevard County Health Facilities Auth. (PRE)                7.00         4/01/2039         2,000

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16  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$   350       Broward County School Board (PRE)
                (INS - Assured Guaranty Corp.)                            5.25%        7/01/2027    $      353
  7,000       City of Atlantic Beach                                      5.63        11/15/2043         7,713
  2,000       City of Atlantic Beach                                      5.00        11/15/2048         2,193
  2,000       City of Clearwater (PRE)                                    5.25        12/01/2039         2,050
  3,950       City of Gainesville                                         5.25        10/01/2034         4,154
  2,270       City of Jacksonville                                        5.00        10/01/2029         2,492
    500       City of Lakeland                                            5.00         9/01/2037           531
  1,000       City of Lakeland                                            5.00         9/01/2042         1,056
 13,125       City of Miami (INS - Assured Guaranty
                Municipal Corp.)                                          5.25         7/01/2035        13,700
  4,000       City of Miami (INS - Assured Guaranty
                Municipal Corp.)                                          5.25         7/01/2039         4,172
  2,000       City of Miami Beach                                         5.00         9/01/2040         2,080
  1,500       City of Miami Beach (INS - Assured Guaranty Corp.)          5.00        10/01/2034         1,523
  5,675       Department of Children & Families                           5.00        10/01/2025         5,690
  1,500       Escambia County                                             6.25        11/01/2033         1,536
 11,000       Escambia County (Put Date 4/01/2019)(a)                     1.52         4/01/2039        11,000
  1,000       Escambia County Housing Finance Auth.
                (PRE) (INS - Assured Guaranty Municipal Corp.)            5.75         6/01/2031         1,007
  3,000       Halifax Hospital Medical Center                             5.00         6/01/2046         3,241
    600       Higher Educational Facilities Financial Auth.               5.00         4/01/2032           648
  1,500       Higher Educational Facilities Financial Auth.               5.25         4/01/2042         1,630
  4,000       Lee County IDA                                              5.75        10/01/2042         4,237
  5,000       Lee County IDA                                              5.50        10/01/2047         5,316
  9,800       Manatee County (Put Date 4/01/2019)(a)                      1.50         9/01/2024         9,800
    525       Miami-Dade County Aviation (PRE)                            5.00        10/01/2029           552
  6,350       Miami-Dade County Aviation                                  5.00        10/01/2029         6,644
 18,330       Miami-Dade County Aviation (PRE)                            5.38        10/01/2035        19,375
  4,875       Miami-Dade County Aviation                                  5.38        10/01/2035         5,130
  5,000       Miami-Dade County Expressway Auth.                          5.00         7/01/2040         5,180
  5,000       Miami-Dade County Expressway Auth.                          5.00         7/01/2039         5,585
  2,000       Miami-Dade County Health Facilities Auth.                   4.00         8/01/2047         2,085
  1,750       Miami-Dade County Rickenbacker Causeway                     5.00        10/01/2043         1,934
  3,950       Miami-Dade County Water & Sewer System (PRE)                5.00        10/01/2034         4,153
  2,500       Municipal Loan Council (INS - Assured Guaranty
                Municipal Corp.)                                          5.25        10/01/2033         2,694
  1,500       Orange County Health Facilities Auth.                       4.00        10/01/2045         1,551
 10,000       Orange County School Board (PRE)
                (INS - Assured Guaranty Corp.)                            5.50         8/01/2034        10,133
  2,000       Orlando-Orange County Expressway Auth. (PRE)                5.00         7/01/2035         2,086
  4,745       Orlando-Orange County Expressway Auth. (PRE)                5.00         7/01/2035         4,946
  1,255       Orlando-Orange County Expressway Auth. (PRE)                5.00         7/01/2035         1,309
  5,000       Palm Beach County Health Facilities Auth.                   5.00         5/15/2041         5,308

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                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 2,000       Palm Beach County Health Facilities Auth.                   5.00%       11/15/2045    $    2,230
    155       Palm Beach County Solid Waste Auth. (PRE)                   5.00        10/01/2031           168
  9,845       Palm Beach County Solid Waste Auth.                         5.00        10/01/2031        10,638
  3,650       Pinellas County Educational Facilities Auth.                6.00        10/01/2041         3,863
  1,000       Pinellas County Educational Facilities Auth.                5.00        10/01/2027         1,061
  1,000       Pinellas County Educational Facilities Auth.                5.25        10/01/2030         1,061
  1,835       Sarasota County Health Facilities Auth.                     5.00         5/15/2048         2,014
  1,000       Sarasota County Public Hospital District (PRE)              5.63         7/01/2039         1,010
  3,000       St. Petersburg Health Facilities Auth. (PRE)                6.50        11/15/2039         3,091
  2,200       Tampa Housing Auth.                                         4.85         7/01/2036         2,206
  3,050       Tampa-Hillsborough County Expressway Auth. (PRE)            5.00         7/01/2042         3,375
  2,350       Volusia County Educational Facilities Auth. (PRE)
                (INS - Assured Guaranty Municipal Corp.)                  5.00        10/15/2029         2,549
  2,000       Volusia County Educational Facility Auth.                   5.00        10/15/2045         2,220
                                                                                                    ----------
                                                                                                       224,273
                                                                                                    ----------
              GEORGIA (1.1%)
  5,460       Appling County Dev. Auth. (Put Date 4/01/2019)(a)           1.60         9/01/2041         5,460
  3,500       City of Atlanta Department of Aviation                      5.00         1/01/2035         3,582
  4,000       Dahlonega Downtown Dev. Auth. (PRE)
                (INS - Assured Guaranty Municipal Corp.)                  5.00         7/01/2040         4,172
  1,500       Glynn-Brunswick Memorial Hospital Auth.                     5.00         8/01/2047         1,664
    800       Heard County Dev. Auth. (Put Date 4/01/2019)(a)             1.62         9/01/2026           800
  3,000       Main Street Natural Gas, Inc.                               5.00         5/15/2049         3,656
  3,145       Municipal Electric Auth. (LOC - PNC Financial
                Services Group) (Put Date 4/05/2019)(a),(f)               1.48         1/01/2048         3,145
  1,600       Private Colleges & Universities Auth.                       5.00        10/01/2032         1,677
  1,250       Thomasville Hospital Auth. (PRE)                            5.38        11/01/2040         1,324
  1,000       Thomasville Hospital Auth. (PRE)                            5.25        11/01/2035         1,058
                                                                                                    ----------
                                                                                                        26,538
                                                                                                    ----------
              HAWAII (0.3%)
  6,000       Department of Budget & Finance                              6.50         7/01/2039         6,079
                                                                                                    ----------
              IDAHO (0.1%)
  1,500       Health Facilities Auth. (PRE) (INS - Assured
                Guaranty Municipal Corp.)                                 5.00         7/01/2035         1,564
                                                                                                    ----------
              ILLINOIS (13.8%)
  1,530       Bureau County Township HSD No. 502
                (INS - Build America Mutual Assurance Co.)                5.00        12/01/2037         1,766
  1,555       Bureau County Township HSD No. 502
                (INS - Build America Mutual Assurance Co.)                5.00        12/01/2038         1,790
  1,400       Bureau County Township HSD No. 502
                (INS - Build America Mutual Assurance Co.)                5.00        12/01/2039         1,607
  5,000       Chicago Board of Education                                  5.00        12/01/2036         5,343

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18  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 3,500       Chicago Midway International Airport                        5.00%        1/01/2046    $    3,913
  2,500       Chicago Midway International Airport                        5.00         1/01/2041         2,810
  5,000       Chicago O'Hare International Airport                        5.00         1/01/2041         5,699
  4,200       Chicago O'Hare International Airport (PRE)                  5.75         1/01/2039         4,510
    800       Chicago O'Hare International Airport                        5.75         1/01/2039           853
  5,000       Chicago O'Hare International Airport                        5.75         1/01/2043         5,647
  3,000       Chicago Park District                                       5.00         1/01/2040         3,275
  3,924       City of Chicago                                             6.75        12/01/2032         3,944
  3,000       City of Chicago                                             5.00        11/01/2044         3,280
  4,000       City of Chicago Wastewaster                                 5.00         1/01/2044         4,281
  3,000       Transmission City of Chicago Wastewaster                    5.00         1/01/2039         3,250
  3,000       Transmission City of Chicago Wastewaster                    5.00         1/01/2047         3,262
  3,000       Transmission City of Springfield (INS - Assured
                Guaranty Municipal Corp.)                                 5.00         3/01/2040         3,319
  9,500       Cook County CCD No. 508 (INS - Build America
                Mutual Assurance Co.)                                     5.00        12/01/2047        10,514
  7,750       Cook County Sales Tax                                       5.00        11/15/2038         8,859
  2,000       County of Will                                              4.00        11/15/2047         2,116
  2,000       Finance Auth.                                               5.00         8/15/2044         2,187
  2,000       Finance Auth.                                               5.00         4/01/2026         2,001
  4,500       Finance Auth.                                               5.00         4/01/2031         4,501
  7,000       Finance Auth.                                               5.00         4/01/2036         7,000
  8,000       Finance Auth. (PRE)                                         6.00        10/01/2032         8,686
  7,065       Finance Auth.                                               5.50         4/01/2032         7,067
  6,000       Finance Auth.                                               4.00         2/01/2033         6,249
 14,000       Finance Auth.                                               3.90         3/01/2030        14,773
  1,205       Finance Auth.                                               5.25        10/01/2039         1,218
    700       Finance Auth.                                               5.00         5/15/2037           736
  1,155       Finance Auth.                                               5.00         5/15/2047         1,206
  5,000       Finance Auth.                                               6.00         7/01/2043         5,600
  4,500       Finance Auth.                                               4.00        12/01/2046         4,586
  5,000       Finance Auth.                                               4.00         7/01/2038         5,132
 11,000       Finance Auth.                                               4.00         2/15/2041        11,491
  2,000       Finance Auth.                                               4.00         3/01/2038         2,105
 12,395       Finance Auth.                                               4.00        10/01/2040        12,925
    750       Finance Auth.                                               5.00         8/01/2042           822
    750       Finance Auth.                                               5.00         8/01/2047           821
  2,000       Finance Auth.                                               5.00        12/01/2047         2,132
  1,000       Finance Auth.                                               5.00         2/15/2047         1,092
    500       Finance Auth.                                               5.00         2/15/2050           545
 10,000       Finance Auth.                                               5.00         1/01/2044        11,094
 10,000       Metropolitan Pier & Exposition Auth.
                (LIQ - Barclays Bank plc) (LOC - Barclays
              Bank plc) (Put Date 4/05/2019)(a),(d)                       1.68         6/15/2050        10,000

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                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$   660       Metropolitan Pier & Exposition Auth.
                (INS - National Public Finance Guarantee Corp.)           5.50%        6/15/2020    $      664
  1,045       Metropolitan Pier & Exposition Auth.
                (INS - National Public Finance Guarantee Corp.)           5.55         6/15/2021         1,052
  9,000       Northern Illinois Municipal Power Agency                    4.00        12/01/2041         9,362
 10,000       Railsplitter Tobacco Settlement Auth. (PRE)                 5.50         6/01/2023        10,830
 23,980       Regional Transportation Auth.
                (INS - Assured Guaranty Municipal Corp.)                  5.75         6/01/2020        25,071
 37,550       Regional Transportation Auth.
                (INS - National Public Finance Guarantee Corp.)           6.50         7/01/2030        49,780
  2,000       Sangamon County Water Reclamation District                  5.75         1/01/2053         2,286
  1,000       State (INS - Assured Guaranty Municipal Corp.)              4.00         2/01/2031         1,056
  1,000       State (INS - Assured Guaranty Municipal Corp.)              4.00         2/01/2032         1,052
  8,000       State (INS - Assured Guaranty Municipal Corp.)              5.00         4/01/2029         8,679
  2,000       State                                                       5.00        10/01/2033         2,171
  1,000       University of Illinois                                      5.13         4/01/2036         1,045
 10,000       Village of Rosemont (INS - Assured
                Guaranty Municipal Corp.)                                 5.00        12/01/2046        11,212
                                                                                                    ----------
                                                                                                       328,267
                                                                                                    ----------
              INDIANA (1.7%)
  5,540       Evansville Redev. Auth. (INS - Build America
                Mutual Assurance Co.)                                     4.00         2/01/2038         5,890
  3,605       Evansville Redev. Auth. (INS - Build America Mutual
                Assurance Co.)                                            4.00         2/01/2039         3,825
  5,000       Finance Auth.                                               5.00         6/01/2039         5,024
  4,000       Finance Auth.                                               5.00        10/01/2044         4,227
  5,000       Finance Auth.                                               5.50         4/01/2046         5,440
  1,495       Finance Auth.                                               5.00         2/01/2040         1,649
  6,000       Finance Auth.                                               5.00        11/15/2053         6,501
  7,000       Richmond Hospital Auth.                                     5.00         1/01/2039         7,712
                                                                                                    ----------
                                                                                                        40,268
                                                                                                    ----------
              IOWA (0.5%)
  6,235       Finance Auth.                                               5.00         5/15/2041         6,619
  4,000       Finance Auth.                                               5.00         2/15/2048         4,565
                                                                                                    ----------
                                                                                                        11,184
                                                                                                    ----------
              KANSAS (0.5%)
  2,500       City of Coffeyville (INS - National Public Finance
                Guarantee Corp.)(d)                                       5.00         6/01/2042         2,763
  5,000       City of Lawrence                                            5.00         7/01/2048         5,700
  2,000       Wyandotte County/Kansas City Unified                        5.00         9/01/2045         2,245
                                                                                                    ----------
                                                                                                        10,708
                                                                                                    ----------

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20  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              KENTUCKY (0.6%)
$ 1,000       City of Ashland                                             5.00%        2/01/2040    $    1,061
  3,000       Economic Dev. Finance Auth.                                 5.00         8/15/2041         3,349
  5,500       Economic Dev. Finance Auth.                                 5.00         5/15/2046         5,656
    500       Economic Dev. Finance Auth. (INS - Assured
                Guaranty Municipal Corp.)                                 4.00        12/01/2041           525
  2,000       Economic Dev. Finance Auth. (INS - Assured
                Guaranty Municipal Corp.)                                 5.00        12/01/2045         2,251
  2,000       Owen County                                                 6.25         6/01/2039         2,013
                                                                                                    ----------
                                                                                                        14,855
                                                                                                    ----------
              LOUISIANA (3.7%)
  2,100       City of Shreveport (INS - Assured Guaranty
                Municipal Corp.)                                          5.00        12/01/2041         2,410
  1,000       City of Shreveport                                          5.00        12/01/2040         1,103
  1,100       City of Shreveport (INS - Build America
                Mutual Assurance Co.)                                     4.00        12/01/2037         1,166
  5,500       City of Shreveport                                          5.00        12/01/2041         6,164
  2,500       Lafayette Public Trust Financing Auth. (PRE)
                (INS - Assured Guaranty Municipal Corp.)                  5.50        10/01/2035         2,647
  3,750       Local Government Environmental Facilities &
                Community Dev. Auth.                                      6.50         8/01/2029         3,960
  8,210       Local Government Environmental Facilities &
                Community Dev. Auth. (INS - Assured
                Guaranty Municipal Corp.)                                 4.00        10/01/2046         8,500
  1,685       Local Government Environmental Facilities &
                Community Dev. Auth. (INS - Assured
                Guaranty Municipal Corp.)                                 5.00        10/01/2039         1,935
  6,250       Local Government Environmental Facilities &
                Community Dev. Auth.                                      3.50        11/01/2032         6,296
  5,000       Local Government Environmental Facilities &
                Community Dev. Auth. (INS - Assured
                Guaranty Municipal Corp.)                                 5.00        10/01/2048         5,618
  6,000       Public Facilities Auth.                                     5.00        11/01/2045         6,467
  5,000       Public Facilities Auth. (INS - Build America
                Mutual Assurance Co.)                                     5.25         6/01/2051         5,584
  1,500       Public Facilities Auth.                                     5.00         7/01/2037         1,649
  5,000       Public Facilities Auth.                                     5.00         5/15/2046         5,599
  9,000       Public Facilities Auth.                                     4.00         1/01/2056         9,227
  2,000       Public Facilities Auth.                                     5.00         7/01/2057         2,183
    400       Public Facilities Auth.                                     5.00         7/01/2052           440
     15       Public Facilities Auth. (PRE)                               4.00         5/15/2041            17
  1,235       Public Facilities Auth.                                     4.00         5/15/2041         1,269
  1,000       Public Facilities Auth.                                     4.00        12/15/2050         1,033

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                                                  PORTFOLIO OF INVESTMENTS |  21

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
--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 6,750       St. Charles Parish (Put Date 6/01/2022)(b)                  4.00%       12/01/2040    $    7,050
  6,000       State                                                       5.00         5/01/2045         6,966
  1,500       Tobacco Settlement Financing Corp.                          5.25         5/15/2035         1,638
                                                                                                    ----------
                                                                                                        88,921
                                                                                                    ----------
              MAINE (0.4%)
  9,000       Health & Higher Education Facilities Auth.                  4.00         7/01/2046         9,052
                                                                                                    ----------
              MARYLAND (0.1%)
  2,500       EDC                                                         6.20         9/01/2022         2,508
                                                                                                    ----------
              MASSACHUSETTS (1.9%)
  3,000       Dev. Finance Agency                                         5.00         7/01/2044         3,268
  4,000       Dev. Finance Agency                                         5.50         7/01/2044         4,359
  1,000       Dev. Finance Agency                                         5.00         4/15/2040         1,060
  1,000       Dev. Finance Agency                                         5.00         7/01/2046         1,109
  6,385       Dev. Finance Agency (PRE)                                   6.25         7/01/2030         6,460
  3,615       Dev. Finance Agency                                         6.25         7/01/2030         3,657
  3,370       Dev. Finance Agency                                         4.00        10/01/2046         3,416
  2,280       Dev. Finance Agency                                         5.00         7/01/2047         2,480
  1,000       Dev. Finance Agency                                         4.00         7/01/2038         1,026
  3,000       Dev. Finance Agency                                         5.00         7/01/2044         3,361
 10,000       Dev. Finance Agency                                         5.00         7/01/2053        11,208
  3,500       Health & Educational Facilities Auth.                       5.00         7/15/2032         3,531
    500       Health & Educational Facilities Auth.                       5.00         7/15/2037           504
                                                                                                    ----------
                                                                                                        45,439
                                                                                                    ----------
              MICHIGAN (1.5%)
  2,500       Downriver Utility Wastewater Auth. (INS - Assured
                Guaranty Municipal Corp.)                                 5.00         4/01/2043         2,845
  1,000       Finance Auth.                                               5.00        11/01/2043         1,167
  2,000       Genesee County (INS - Build America Mutual
                Assurance Co.)                                            4.00         2/01/2041         2,101
  2,900       Genesee County (INS - Build America Mutual
                Assurance Co.)                                            5.00         2/01/2046         3,261
  6,000       Jackson Public Schools (NBGA - Michigan School
                Bond Qualification & Loan Program)                        5.00         5/01/2045         6,942
  3,000       Jackson Public Schools (NBGA - Michigan School
                Bond Qualification & Loan Program)                        5.00         5/01/2048         3,463
  2,750       Karegnondi Water Auth.                                      5.00        11/01/2045         3,104
  4,500       Lansing Board of Water & Light                              5.00         7/01/2037         4,789
  4,000       Livonia Public Schools School District (INS - Assured
                Guaranty Municipal Corp.)                                 5.00         5/01/2045         4,507
  3,000       Strategic Fund                                              5.63         7/01/2020         3,135
                                                                                                    ----------
                                                                                                        35,314
                                                                                                    ----------

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22  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              MINNESOTA (0.1%)
$ 2,500       Higher Education Facilities Auth. (PRE)                     5.00%       10/01/2039    $    2,543
                                                                                                    ----------
              MISSISSIPPI (0.1%)
  3,000       Warren County                                               5.38        12/01/2035         3,244
                                                                                                    ----------
              MISSOURI (2.1%)
  2,460       Cape Girardeau County IDA                                   6.00         3/01/2033         2,807
  1,000       Cape Girardeau County IDA (PRE)                             5.75         6/01/2039         1,007
    750       Cape Girardeau County IDA                                   5.00         3/01/2036           834
 17,775       Dev. Finance Board                                          4.00         6/01/2046        18,350
  3,000       Hannibal IDA                                                5.00        10/01/2047         3,364
  1,000       Health & Educational Facilities Auth.                       5.00        11/15/2043         1,147
  5,510       Health & Educational Facilities Auth.                       5.00         5/15/2040         5,790
  3,500       Health & Educational Facilities Auth.                       5.00         2/01/2042         3,800
  5,000       St. Louis County IDA                                        5.88         9/01/2043         5,426
  2,000       St. Louis County IDA                                        5.00         9/01/2048         2,112
  3,065       St. Louis Municipal Finance Corp. (INS - Assured
                Guaranty Municipal Corp.)                                 5.00        10/01/2038         3,499
  2,040       Stoddard County IDA                                         6.00         3/01/2037         2,312
                                                                                                    ----------
                                                                                                        50,448
                                                                                                    ----------
              MONTANA (0.4%)
  5,000       City of Forsyth                                             5.00         5/01/2033         5,238
  4,000       City of Forsyth                                             3.90         3/01/2031         4,157
                                                                                                    ----------
                                                                                                         9,395
                                                                                                    ----------
              NEBRASKA (0.3%)
  2,000       Central Plains Energy Project                               5.00         9/01/2042         2,445
  3,400       Douglas County Hospital Auth.                               5.00        11/01/2048         3,702
                                                                                                    ----------
                                                                                                         6,147
                                                                                                    ----------
              NEVADA (1.7%)
  2,775       City of Carson                                              5.00         9/01/2047         3,050
  4,000       Clark County Department of Aviation
                (INS - Assured Guaranty Municipal Corp.)                  5.00         7/01/2026         4,033
 11,000       Clark County Department of Aviation                         5.13         7/01/2034        11,259
  5,000       Clark County Department of Aviation
                (INS - Assured Guaranty Municipal Corp.)                  5.25         7/01/2039         5,116
  4,400       Las Vegas Convention & Visitors Auth.                       4.00         7/01/2041         4,591
 12,140       Las Vegas Convention & Visitors Auth.                       4.00         7/01/2046        12,606
                                                                                                    ----------
                                                                                                        40,655
                                                                                                    ----------
              NEW JERSEY (4.9%)
 20,000       EDA (MUNIPSA + 1.60%)                                       3.10(c)      3/01/2028        19,943
 10,000       EDA                                                         5.00         6/15/2040        10,623
  3,000       EDA                                                         5.25         6/15/2040         3,252
  4,000       EDA                                                         5.00         6/15/2041         4,318

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                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 6,000       EDA                                                         5.00%        9/01/2024    $    6,286
  2,000       EDA                                                         5.00         6/15/2028         2,147
  1,200       EDA (INS - Assured Guaranty Municipal Corp.)                5.00         6/01/2042         1,354
  3,000       EDA                                                         5.00         6/15/2047         3,232
  3,500       EDA                                                         5.00         6/15/2043         3,811
  5,000       Educational Facilities Auth.                                5.00         9/01/2036         5,459
  3,000       Educational Facilities Auth.                                5.00         7/01/2047         3,263
  1,250       Health Care Facilities Financing Auth.
                (INS - Assured Guaranty Municipal Corp.)                  5.00         7/01/2046         1,380
 15,000       Health Care Facilities Financing Auth. (PRE)                5.63         7/01/2032        16,334
  2,250       Health Care Facilities Financing Auth.                      5.00        10/01/2038         2,454
 20,000       Morris County Improvement Auth.
                (LIQ - Deutsche Bank A.G.)
                (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(a),(d)                               1.90        10/01/2047        20,000
  3,000       Tobacco Settlement Financing Corp.                          5.25         6/01/2046         3,332
  2,000       Transportation Trust Fund Auth.                             5.25         6/15/2041         2,170
  2,125       Transportation Trust Fund Auth.                             5.00        12/15/2036         2,356
  4,000       Transportation Trust Fund Auth.                             5.25         6/15/2043         4,463
                                                                                                    ----------
                                                                                                       116,177
                                                                                                    ----------
              NEW MEXICO (0.2%)
  5,000       City of Farmington                                          5.90         6/01/2040         5,212
                                                                                                    ----------
              NEW YORK (2.0%)
  2,040       Buffalo & Erie County Industrial Land Dev. Corp.            5.38        10/01/2041         2,176
  5,800       City of New York (LOC - Mizuho Bank Ltd.)
                (Put Date 4/01/2019)(a)                                   1.65        10/01/2040         5,800
     60       City of New York                                            5.88         8/01/2019            60
  2,250       Dormitory Auth.                                             5.25         7/01/2029         2,268
 16,130       Liberty Dev. Corp.                                          5.25        10/01/2035        20,719
  5,000       MTA (Zero Coupon)                                           0.00        11/15/2032         3,244
  2,000       Thruway Auth.                                               5.00         1/01/2051         2,253
  2,500       Triborough Bridge & Tunnel Auth. (Zero Coupon)              0.00        11/15/2032         1,660
  5,000       Triborough Bridge & Tunnel Auth. (Zero Coupon)              0.00        11/15/2031         3,433
  3,000       Triborough Bridge & Tunnel Auth. (Zero Coupon)              0.00        11/15/2032         1,978
  2,000       Troy Capital Resource Corp.                                 5.00         9/01/2030         2,082
  1,000       TSASC, Inc.                                                 5.00         6/01/2041         1,080
                                                                                                    ----------
                                                                                                        46,753
                                                                                                    ----------
              NORTH CAROLINA (0.8%)
 10,000       Capital Facilities Finance Agency                           4.63        11/01/2040        10,345
  5,000       Columbus County Industrial Facilities &
                Pollution Control Financing Auth.                         6.25        11/01/2033         5,122
  2,725       North Carolina Medical Care Commission                      5.00         1/01/2049         2,993
                                                                                                    ----------
                                                                                                        18,460
                                                                                                    ----------

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24  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              NORTH DAKOTA (0.7%)
$ 4,685       City of Fargo                                               6.25%       11/01/2031    $    5,233
  2,500       McLean County                                               4.88         7/01/2026         2,574
  7,500       Ward County                                                 5.00         6/01/2053         8,100
                                                                                                    ----------
                                                                                                        15,907
                                                                                                    ----------
              OHIO (2.1%)
  6,000       Air Quality Dev. Auth.(e),(k)                               5.70         8/01/2020         5,160
 10,000       Buckeye Tobacco Settlement Financing Auth.                  5.88         6/01/2030         9,787
 10,000       Buckeye Tobacco Settlement Financing Auth.                  5.75         6/01/2034         9,669
  2,700       City of Centerville                                         5.25        11/01/2047         2,843
  1,000       City of Cleveland (INS - Assured Guaranty
                Municipal Corp.)                                          5.00         1/01/2031         1,078
  9,000       Cuyahoga County                                             4.75         2/15/2047         9,349
  2,500       Hamilton County                                             5.00         1/01/2051         2,607
  1,000       Higher Educational Facility Commission                      5.25         1/01/2048         1,019
    320       Lake County                                                 5.63         8/15/2029           321
  6,000       Lucas County                                                5.25        11/15/2048         6,705
  2,000       Turnpike & Infrastructure Commission                        5.25         2/15/2033         2,238
                                                                                                    ----------
                                                                                                        50,776
                                                                                                    ----------
              OKLAHOMA (1.3%)
  4,200       Comanche County Hospital Auth.                              5.00         7/01/2032         4,373
  4,500       Dev. Finance Auth.                                          5.25         8/01/2057         4,176
  4,250       Dev. Finance Auth.                                          5.50         8/15/2057         4,871
 10,000       Municipal Power Auth.                                       4.00         1/01/2047        10,442
  5,700       Muskogee Industrial Trust (Put Date 4/05/2019)(a)           1.63         6/01/2027         5,700
  2,000       Tulsa County Industrial Auth.                               5.25        11/15/2045         2,224
                                                                                                    ----------
                                                                                                        31,786
                                                                                                    ----------
              OREGON (0.2%)
    995       City of Keizer                                              5.20         6/01/2031           997
  2,000       Deschutes County Hospital Facilities Auth.                  4.00         1/01/2046         2,072
  1,000       Salem Hospital Facility Auth.                               5.00         5/15/2048         1,118
  1,180       Yamhill County Hospital Auth.                               5.00        11/15/2051         1,246
                                                                                                    ----------
                                                                                                         5,433
                                                                                                    ----------
              PENNSYLVANIA (5.3%)
    750       Allegheny County Higher Education
                Building Auth. (PRE)                                      5.50         3/01/2031           805
  6,500       Allegheny County Hospital Dev. Auth.                        5.00         4/01/2047         7,312
    355       Allegheny County IDA                                        5.13         9/01/2031           355
  4,000       Allegheny County Sanitary Auth. (INS - Assured
                Guaranty Municipal Corp.)                                 5.00         6/01/2040         4,187
  3,170       Allegheny County Sanitary Auth.                             5.00         6/01/2043         3,669
  5,000       Allentown Commercial & IDA(d)                               6.25         7/01/2047         5,006

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                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$   300       Altoona Area School District (INS - Build America
                Mutual Assurance Co.)                                     5.00%       12/01/2048    $      334
  1,000       Altoona Area School District (INS - Build America
                Mutual Assurance Co.)                                     5.00        12/01/2045         1,116
  8,500       Berks County IDA                                            5.00        11/01/2050         9,540
  1,000       Berks County IDA                                            5.00         5/15/2048         1,084
  3,250       Chester County IDA                                          5.25        10/15/2047         3,355
    500       Commonwealth Financing Auth.                                5.00         6/01/2035           579
  5,000       Delaware River JT Toll Bridge Commission                    5.00         7/01/2047         5,784
  7,000       Economic Dev. Finance Auth.                                 4.00        10/01/2023         7,248
    480       Erie Parking Auth. (PRE) (INS - Assured Guaranty
                Municipal Corp.)                                          5.13         9/01/2032           504
    595       Erie Parking Auth. (PRE) (INS - Assured Guaranty
                Municipal Corp.)                                          5.20         9/01/2035           625
  1,390       Erie Parking Auth. (INS - Assured Guaranty
                Municipal Corp.)                                          5.13         9/01/2032         1,449
  1,700       Erie Parking Auth. (INS - Assured Guaranty
                Municipal Corp.)                                          5.20         9/01/2035         1,772
  1,970       Higher Educational Facilities Auth.                         5.25         7/15/2033         2,129
  2,750       Higher Educational Facilities Auth.                         5.50         7/15/2038         2,966
  2,000       Montgomery County IDA                                       5.00        12/01/2048         2,148
  4,000       Northampton County General Purpose Auth.                    4.00         8/15/2040         4,138
  2,440       Northampton County General Purpose Auth.                    5.00         8/15/2048         2,789
  1,000       Philadelphia School District                                5.00         9/01/2037         1,126
  2,000       Philadelphia School District                                5.00         9/01/2038         2,246
  2,500       Philadelphia School District                                5.00         9/01/2043         2,811
  1,025       Scranton School District (INS - Build America
                Mutual Assurance Co.)                                     4.00        12/01/2037         1,072
  1,000       State                                                       5.00         7/01/2043         1,132
  1,250       Turnpike Commission                                         5.00        12/01/2033         1,463
 10,000       Turnpike Commission                                         5.25        12/01/2044        11,112
  3,000       Turnpike Commission                                         5.00        12/01/2046         3,283
  8,000       Turnpike Commission                                         5.00         6/01/2039         8,912
  4,000       Turnpike Commission                                         5.00         6/01/2042         4,470
  4,000       Turnpike Commission                                         5.00        12/01/2047         4,600
  1,000       Turnpike Commission                                         5.00        12/01/2037         1,145
  5,000       Turnpike Commission                                         5.00        12/01/2043         5,741
  3,200       Washington County IDA (PRE)                                 5.00        11/01/2036         3,321
    750       Wilkes-Barre Area School District (INS - Build
                America Mutual Assurance Co.)(j)                          4.00         4/15/2049          775
  3,000       Wilkes-Barre Area School District (INS - Build
                America Mutual Assurance Co.)(j)                          5.00         4/15/2059         3,377
                                                                                                    ----------
                                                                                                       125,480
                                                                                                    ----------

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26  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              PUERTO RICO (0.1%)
$ 2,000       Industrial, Tourist, Educational, Medical,
                Environmental Control Facilities Financing Auth.          5.38%        4/01/2042    $    1,993
                                                                                                    ----------
              RHODE ISLAND (0.4%)
  4,895       Health & Educational Building Corp. (LOC - Citizens
                Financial Group) (Put Date 4/01/2019)(a)                  1.50         6/01/2035         4,895
    900       Health & Educational Building Corp. (LOC - Citizens
                Financial Group) (Put Date 4/01/2019)(a)                  1.67         4/01/2035           900
  2,000       Health & Educational Building Corp. (PRE)                   6.00         9/01/2033         2,367
    180       Housing & Mortgage Finance Corp.                            6.85        10/01/2024           181
                                                                                                    ----------
                                                                                                         8,343
                                                                                                    ----------
              SOUTH CAROLINA (0.4%)
  2,250       Greenwood County (PRE)                                      5.38        10/01/2039         2,293
  7,000       Public Service Auth.                                        5.25        12/01/2055         7,810
                                                                                                    ----------
                                                                                                        10,103
                                                                                                    ----------
              SOUTH DAKOTA (0.3%)
    500       Educational Enhancement Funding Corp.                       5.00         6/01/2027           552
  2,500       Health & Educational Facilities Auth.                       5.25        11/01/2029         2,547
  4,000       Health & Educational Facilities Auth.                       5.00         7/01/2042         4,219
                                                                                                    ----------
                                                                                                         7,318
                                                                                                    ----------
              TENNESSEE (0.4%)
  2,000       Greeneville Health & Educational Facilities Board           5.00         7/01/2044         2,276
  2,000       Johnson City Health & Educational Facilities Board          5.00         8/15/2042         2,119
  4,000       Metropolitan Government of Nashville & Davidson
                County Health & Educational Facilities Board              5.00         7/01/2046         4,471
  1,500       Metropolitan Government of Nashville & Davidson
                County Health & Educational Facilities Board              5.00        10/01/2045         1,661
                                                                                                    ----------
                                                                                                        10,527
                                                                                                    ----------
              TEXAS (17.6%)
  7,200       Arlington Higher Education Finance Corp.
                (NBGA - Texas Permanent School Fund)                      5.00        12/01/2053         8,097
  3,000       Arlington Higher Education Finance Corp.
                (NBGA - Texas Permanent School Fund)                      5.00         2/15/2041         3,406
 10,000       Arlington Higher Education Finance Corp.
                (NBGA - Texas Permanent School Fund)                      4.00         8/15/2043        10,566
  5,340       Bell County Health Facilities Dev. Corp. (ETM)              6.50         7/01/2019         5,406
  8,450       Bexar County Health Facilities Dev. Corp.                   4.00         7/15/2045         8,036
    600       Bexar County Health Facilities Dev. Corp.                   5.00         7/15/2042           647
  6,000       Central Texas Regional Mobility Auth. (PRE)                 5.75         1/01/2031         6,421
  2,500       Central Texas Regional Mobility Auth.                       5.00         1/01/2042         2,688
  3,500       Central Texas Regional Mobility Auth.                       5.00         1/01/2045         3,874

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 5,000       Central Texas Regional Mobility Auth.                       4.00%        1/01/2041    $    5,168
  6,500       Central Texas Turnpike System                               5.00         8/15/2042         7,091
 18,530       Central Texas Turnpike System (INS - AMBAC
                Assurance Corp.) (Zero Coupon)                            0.00         8/15/2030        13,427
  3,850       Central Texas Turnpike System                               5.00         8/15/2041         4,127
  7,500       City of Arlington (INS - Assured Guaranty
                Municipal Corp.)                                          5.00         2/15/2048         8,660
  5,900       City of Corpus Christi Utility System                       4.00         7/15/2039         6,235
  3,715       City of Houston                                             5.00         9/01/2040         4,107
  2,390       City of Irving                                              5.00         8/15/2043         2,398
    700       City of Laredo Waterworks & Sewer System                    4.00         3/01/2041           736
  1,000       Clifton Higher Education Finance Corp.                      6.00         8/15/2033         1,137
  2,750       Clifton Higher Education Finance Corp.                      6.00         8/15/2043         3,079
  4,250       Clifton Higher Education Finance Corp.
                (NBGA - Texas Permanent School Fund)                      5.00         8/15/2039         4,719
 10,000       Clifton Higher Education Finance Corp.
                (NBGA - Texas Permanent School Fund)                      5.00         8/15/2048        11,687
  4,000       Dallas/Fort Worth International Airport                     5.00        11/01/2034         4,198
  6,500       Del Mar College District                                    5.00         8/15/2048         7,401
  4,000       Harris County Cultural Education Facilities
                Finance Corp.                                             5.25        10/01/2029         4,071
  6,100       Harris County Cultural Education Facilities
                Finance Corp.                                             5.00         6/01/2038         6,437
 15,000       Harris County Hospital District                             4.00         2/15/2042        15,441
  7,000       Harris County IDC (PRE)                                     5.00         2/01/2023         7,160
 10,000       Houston Higher Education Finance Corp.                      5.00         9/01/2042        10,848
  6,000       Karnes County Hospital District                             5.00         2/01/2044         6,308
  1,900       Kerrville Health Facilities Dev. Corp.                      5.00         8/15/2035         2,095
  3,000       Laredo CCD (PRE) (INS - Assured Guaranty
                Municipal Corp.)                                          5.25         8/01/2035         3,145
  5,300       Matagorda County Navigation District No.1                   6.30        11/01/2029         5,461
  9,615       Matagorda County Navigation District No.1                   4.00         6/01/2030         9,973
  6,000       Matagorda County Navigation District No.1                   4.00         6/01/2030         6,224
 15,000       Midlothian ISD (NBGA - Texas Permanent
                School Fund)                                              5.00         2/15/2047        17,309
  1,250       New Hope Cultural Education Facilities Finance Corp.        5.00         4/01/2048         1,227
  1,000       New Hope Cultural Education Facilities Finance Corp.        5.00         7/01/2047         1,069
  1,000       New Hope Cultural Education Facilities Finance Corp.        5.00         7/01/2047         1,023
  6,000       New Hope Cultural Education Facilities Finance Corp.        5.00         7/01/2047         5,559
  1,000       New Hope Cultural Education Facilities Finance Corp.
                (INS - Assured Guaranty Municipal Corp.)                  5.00         7/01/2048         1,118
  5,000       North Fort Bend Water Auth.                                 5.00        12/15/2036         5,381
  3,000       North Texas Tollway Auth. (PRE) (Zero Coupon)               0.00         9/01/2037         1,392
  5,000       North Texas Tollway Auth.                                   5.00         1/01/2045         5,559

================================================================================

28  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 5,000       North Texas Tollway Auth. (INS - National Public
                Finance Guarantee Corp.)                                  5.00%        1/01/2048    $    5,687
  2,000       North Texas Tollway Auth.                                   5.00         1/01/2048         2,301
  1,750       North Texas Tollway Auth.                                   5.00         1/01/2050         2,007
    400       Port of Port Arthur Navigation District
                (Put Date 4/01/2019)(a)                                   1.65         4/01/2040           400
  4,900       Port of Port Arthur Navigation District
                (Put Date 4/01/2019)(a)                                   1.64         4/01/2040         4,900
 49,100        Port of Port Arthur Navigation District
                (Put Date 4/05/2019)(a)                                   1.76        11/01/2040        49,100
  6,500       Port of Port Arthur Navigation District
                (Put Date 4/05/2019)(a)                                   1.75        11/01/2040         6,500
  7,000       Princeton ISD (NBGA - Texas Permanent
                School Fund)                                              5.00         2/15/2048         8,195
 15,000       Prosper ISD (NBGA - Texas Permanent School Fund)            5.00         2/15/2048        17,639
  2,000       Red River Education Finance Corp.                           4.00         6/01/2041         2,015
  3,000       Red River Education Finance Corp.                           5.50        10/01/2046         3,328
  4,500       Tarrant County Cultural Education Facilities
                Finance Corp.                                             5.00        11/15/2045         4,099
  6,315       Tarrant County Cultural Education Facilities
                Finance Corp.                                             5.63        11/15/2027         4,989
  4,000       Tarrant County Cultural Education Facilities
                Finance Corp.                                             5.75        11/15/2037         3,160
  3,600       Tarrant County Cultural Education Facilities
                Finance Corp.                                             5.00        11/15/2036         3,445
  7,000       Tarrant County Cultural Education Facilities
                Finance Corp.                                             5.00        11/15/2046         7,642
  2,500       Tarrant County Cultural Education Facilities
                Finance Corp.                                             6.75        11/15/2047         2,814
  4,000       Tarrant County Cultural Education Facilities
                Finance Corp.                                             6.75        11/15/2052         4,488
  1,000       Tarrant County Cultural Education Facilities
                Finance Corp.                                             5.00        11/15/2046         1,102
 10,000       Tarrant County Cultural Education Facilities
                Finance Corp.                                             5.00         7/01/2048        11,348
  5,000       Transportation Commission                                   5.00         8/01/2057         5,597
  2,490       Uptown Dev Auth.                                            5.00         9/01/2040         2,703
  1,000       Uptown Dev. Auth. (PRE)                                     5.50         9/01/2029         1,016
  1,645       Uptown Dev. Auth.                                           5.00         9/01/2039         1,809
  4,365       Uptown Dev. Auth.                                           5.00         9/01/2037         4,770
  4,770       Wood County Central Hospital District (PRE)                 6.00        11/01/2041         5,263
                                                                                                    ----------
                                                                                                       416,428
                                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              VERMONT (0.1%)
$ 3,000       Educational & Health Buildings Financing Agency             5.00%       10/15/2046    $    3,269
                                                                                                    ----------
              VIRGINIA (1.2%)
  5,000       Alexandria IDA                                              5.00        10/01/2050         5,406
  5,000       College Building Auth.                                      5.00         6/01/2029         5,000
 11,280       College Building Auth.                                      5.00         6/01/2026        11,281
  3,575       Lewistown Commerce Center Community Dev. Auth.              6.05         3/01/2044         3,351
  1,726       Lewistown Commerce Center Community Dev. Auth.              6.05         3/01/2044         1,618
  5,697       Lewistown Commerce Center Community Dev. Auth.(e)           6.05         3/01/2054         1,040
    448       Watkins Centre Community Dev. Auth.                         5.40         3/01/2020           449
                                                                                                    ----------
                                                                                                        28,145
                                                                                                    ----------
              WASHINGTON (1.0%)
  2,200       Health Care Facilities Auth. (LIQ - J.P.Morgan
                Chase & Co.) (Put Date 4/05/2019)(a),(d)                  1.85         9/06/2020         2,200
  2,500       Health Care Facilities Auth. (PRE) (INS - Assured
                Guaranty Corp.)                                           6.00         8/15/2039         2,540
  5,500       Health Care Facilities Auth.                                4.00         7/01/2042         5,768
  3,055       Housing Finance Commission                                  5.00         1/01/2043         3,346
  9,000       King County Public Hospital District No 1                   5.00        12/01/2043        10,246
                                                                                                    ----------
                                                                                                        24,100
                                                                                                    ----------
              WEST VIRGINIA (0.2%)
  2,000       EDA                                                         5.38        12/01/2038         2,108
  2,000       Hospital Finance Auth.                                      5.00         1/01/2043         2,261
                                                                                                    ----------
                                                                                                         4,369
                                                                                                    ----------
              WISCONSIN (1.8%)
  7,800       City of Kaukauna (INS - Assured Guaranty
                Municipal Corp.)                                          5.00        12/15/2035         8,571
  5,000       Health & Educational Facilities Auth.                       5.75        11/15/2030         5,024
  2,500       Health & Educational Facilities Auth. (PRE)                 5.38         8/15/2037         2,582
  1,000       Health & Educational Facilities Auth.                       5.00         9/15/2045         1,029
  5,000       Health & Educational Facilities Auth.                       5.00         9/15/2050         5,173
  2,200       Public Finance Auth.(d)                                     5.25         5/15/2042         2,331
  1,000       Public Finance Auth.                                        5.00         7/01/2047         1,054
  1,000       Public Finance Auth.                                        5.00         7/01/2052         1,048
  6,000       Public Finance Auth.                                        5.00         7/01/2044         6,880
  3,090       Public Finance Auth.                                        5.25        10/01/2043         3,446
  1,285       Public Finance Auth. (INS - Assured Guaranty
                Municipal Corp.)                                          5.00         7/01/2054         1,419
  1,500       Public Finance Auth. (INS - Assured Guaranty
                Municipal Corp.)                                          5.00         7/01/2058         1,640
  1,480       Public Finance Auth.                                        5.00         6/15/2049         1,627

================================================================================

30  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON         FINAL            VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$ 1,000       Public Finance Auth.                                        5.00%       6/15/2053     $    1,090
                                                                                                    ----------
                                                                                                        42,914
                                                                                                    ----------
              WYOMING (0.3%)
  6,000       Sweetwater County                                           5.25        7/15/2026          6,080
                                                                                                    ----------
              Total Municipal Obligations (cost: $2,287,819)                                         2,349,673
                                                                                                    ----------

              TOTAL INVESTMENTS (COST: $2,287,819)                                                  $2,349,673
                                                                                                    ==========

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1            LEVEL 2           LEVEL 3                 TOTAL
--------------------------------------------------------------------------------------------------------------
Municipal Obligations                            $-         $2,349,673                $-            $2,349,673
--------------------------------------------------------------------------------------------------------------
Total                                            $-         $2,349,673                $-            $2,349,673
--------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD         Community College District
    EDA         Economic Development Authority
    EDC         Economic Development Corp.
    ETM         Escrowed to final maturity
    HSD         High School District
    IDA         Industrial Development Authority/Agency
    IDB         Industrial Development Board
    IDC         Industrial Development Corp.
    ISD         Independent School District
    MTA         Metropolitan Transportation Authority
    MUNIPSA     Securities Industry and Financial Markets Association
                (SIFMA) Municipal Swap Index
    PRE         Pre-refunded to a date prior to maturity
    Zero Coupon Normally issued at a significant discount from face value and does not provide for periodic interest payments.

================================================================================

32  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                Income is earned from the purchase date by accreting the purchase discount of the security to par over the life of the security.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS         Principal and interest payments are insured by the name listed.
                Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

    (b) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (c) Floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2019.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (e) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (f) At March 31, 2019, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (g) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description.

    (h) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (i) Up to 2.05% of the coupon may be PIK.

    (j) Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

    (k) At March 31, 2019, the issuer was in default with respect to interest and/or principal payments.

    See accompanying notes to financial statements.

================================================================================

34  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,287,819)            $2,349,673
   Cash                                                                               89
   Receivables:
       Capital shares sold                                                         1,138
       USAA Asset Management Company (Note 6)                                          5
       Interest                                                                   29,019
                                                                              ----------
           Total assets                                                        2,379,924
                                                                              ----------
LIABILITIES
   Payables:
       Securities purchased                                                        5,858
       Capital shares redeemed                                                     1,263
       Dividends on capital shares                                                 1,537
   Accrued management fees                                                           558
   Accrued transfer agent's fees                                                      18
   Other accrued expenses and payables                                               126
                                                                              ----------
           Total liabilities                                                       9,360
                                                                              ----------
              Net assets applicable to capital shares outstanding             $2,370,564
                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                            $2,370,192
   Distributable earnings                                                            372
                                                                              ----------
              Net assets applicable to capital shares outstanding             $2,370,564
                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $2,362,819/177,889 capital shares
           outstanding, no par value)                                         $    13.28
                                                                              ==========
       Adviser Shares (net assets of $7,745/584 capital shares
           outstanding, no par value)                                         $    13.26
                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                            $ 98,042
                                                                              --------
EXPENSES
   Management fees                                                               6,512
   Administration and servicing fees:
       Fund Shares                                                               3,479
       Adviser Shares                                                               11
   Transfer agent's fees:
       Fund Shares                                                                 689
       Adviser Shares                                                                3
   Distribution and service fees (Note 6):
       Adviser Shares                                                               20
   Custody and accounting fees:
       Fund Shares                                                                 306
       Adviser Shares                                                                1
   Postage:
       Fund Shares                                                                  41
   Shareholder reporting fees:
       Fund Shares                                                                  32
   Trustees' fees                                                                   36
   Registration fees:
       Fund Shares                                                                  40
       Adviser Shares                                                               19
   Professional fees                                                                98
   Other                                                                            34
                                                                              --------
           Total expenses                                                       11,321
   Expenses reimbursed:
       Adviser Shares                                                              (19)
                                                                              --------
           Net expenses                                                         11,302
                                                                              --------
NET INVESTMENT INCOME                                                           86,740
                                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                            (5,644)
   Change in net unrealized appreciation/(depreciation)                         19,735
                                                                              --------
          Net realized and unrealized gain                                      14,091
                                                                              --------
   Increase in net assets resulting from operations                           $100,831
                                                                              ========

See accompanying notes to financial statements.

================================================================================

36  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

----------------------------------------------------------------------------------------

                                                                      2019          2018
----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $   86,740    $   91,467
   Net realized gain (loss) on investments                          (5,644)        4,042
   Change in net unrealized appreciation/(depreciation)
      of investments                                                19,735       (10,384)
                                                                ------------------------
      Increase in net assets resulting from operations             100,831        85,125
                                                                ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                     (87,489)      (92,056)
   Adviser Shares                                                     (278)         (335)
                                                                ------------------------
      Distributions to shareholders                                (87,767)      (92,391)
                                                                ------------------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                      (9,172)       23,051
   Adviser Shares                                                     (860)       (2,394)
                                                                ------------------------
      Total net increase (decrease) in net assets from
           capital share transactions                              (10,032)       20,657
                                                                ------------------------
   Net increase in net assets                                        3,032        13,391

NET ASSETS
   Beginning of year                                             2,367,532     2,354,141
                                                                ------------------------
   End of year                                                  $2,370,564    $2,367,532
                                                                ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Tax Exempt Long-Term Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Long-Term Fund Shares (Fund Shares) and Tax Exempt Long-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency

================================================================================

38  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed on July 1, 2019, pending satisfaction of certain closing conditions and approvals. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

40  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    the extent that the Fund makes such purchases while remaining substantially fully invested.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the

================================================================================

42  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended March 31, 2019, the Fund paid CAPCO facility fees of $19,000, which represents 2.8% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2019.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2019, and 2018, was as follows:

                                                  2019            2018
                                               ---------------------------
Tax-exempt income                              $87,767,000     $92,391,000

As of March 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                               $  3,689,000
Accumulated capital and other losses                           (60,625,000)
Unrealized appreciation of investments                          61,354,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2019, the Fund had net capital loss carryforwards of $60,625,000, for federal income tax purposes as shown in the table below. It

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                      ------------------------------------------
                                    TAX CHARACTER
                      ------------------------------------------
                      (NO EXPIRATION)                  BALANCE
                      ---------------                -----------
                      Short-Term                     $12,229,000
                      Long-Term                       48,396,000
                                                     -----------
                      Total                          $60,625,000
                                                     ===========

TAX BASIS OF INVESTMENTS - At March 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                               NET
                                         GROSS                GROSS         UNREALIZED
                                       UNREALIZED           UNREALIZED    APPRECIATION/
FUND                  TAX COST        APPRECIATION         DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------
USAA Tax Exempt
 Long-Term Fund    $2,288,319,000     $113,089,000         $(51,735,000)    $61,354,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2019, were $308,763,000 and $273,043,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended March 31, 2019 were as follows:

PURCHASES                              SALES                          NET REALIZED GAIN
---------------------------------------------------------------------------------------
$55,950,000                          $100,025,000                            $-

================================================================================

44  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                           YEAR ENDED               YEAR ENDED
                                          MARCH 31, 2019           MARCH 31, 2018
-------------------------------------------------------------------------------------
                                       SHARES       AMOUNT       SHARES       AMOUNT
                                      -----------------------------------------------
FUND SHARES:
Shares sold                            14,499     $ 189,996      14,867     $ 198,709
Shares issued from reinvested
  dividends                             5,289        69,306       5,392        71,973
Shares redeemed                       (20,520)     (268,474)    (18,535)     (247,631)
                                      -----------------------------------------------
Net increase (decrease) from
  capital share transactions             (732)    $  (9,172)      1,724     $  23,051
                                      ===============================================
ADVISER SHARES:
Shares sold                                45     $     593          23     $     305
Shares issued from reinvested
  dividends                                 6            77          10           129
Shares redeemed                          (118)       (1,530)       (212)       (2,828)
                                      -----------------------------------------------
Net decrease from capital
  share transactions                      (67)    $    (860)       (179)    $  (2,394)
                                      ===============================================

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets.

The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper General & Insured Municipal Debt Funds Index.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper General & Insured Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended March 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $6,512,000, which included a performance adjustment of (0.05)% for the Adviser Shares of $(4,000). The Fund Shares did not incur any performance adjustment.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2019, the Fund Shares and Adviser Shares incurred

================================================================================

46  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

administration and servicing fees, paid or payable to the Manager, of $3,479,000 and $11,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2019, the Fund reimbursed the Manager $18,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through July 31, 2019, to limit the total annual operating expenses of the Adviser Shares to 0.70% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through July 31, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2019, the Adviser Shares incurred reimbursable expenses of $19,000, of which $5,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2019, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $689,000 and $3,000, respectively. Additionally, the Fund recorded a capital contribution and a receivable from SAS of less than $500 at March 31, 2019, for adjustments related to corrections to certain shareholder transactions.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $20,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA a large, diversified financial services institution. At March 31, 2019, USAA and its affiliates owned 377,000 Adviser Shares, which represents 64.6% of the Adviser Shares outstanding and 0.2% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

================================================================================

48  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

(9) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

(10) SUBSEQUENT EVENT

As discussed in Note 1, a special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement (the "New Advisory Agreement") between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. The New Advisory Agreement will become effective upon the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

closing of the Transaction (as discussed in Note 1) whereby AMCO will be acquired by Victory Holdings, the parent company of Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

================================================================================

50  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MARCH 31,
                              ---------------------------------------------------------------------------
                                    2019           2018             2017             2016            2015
                              ---------------------------------------------------------------------------
Net asset value at
  beginning of period         $    13.21     $    13.25       $    13.73       $    13.78      $    13.45
                              ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .49            .51              .54              .58             .58
  Net realized and
    unrealized gain (loss)           .07           (.03)            (.48)            (.05)            .32
                              ---------------------------------------------------------------------------
Total from investment
  operations                         .56            .48              .06              .53             .90
                              ---------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.49)          (.52)            (.54)            (.58)           (.57)
                              ---------------------------------------------------------------------------
Net asset value at
  end of period               $    13.28     $    13.21       $    13.25       $    13.73      $    13.78
                              ===========================================================================
Total return (%)*                   4.39           3.62              .41             3.94            6.79
Net assets at
  end of period (000)         $2,362,819     $2,358,955       $2,343,165       $2,421,551      $2,386,904
Ratios to average daily
  net assets:**
  Expenses (%)(a)                    .48            .47              .48(b)           .51(b)          .55(b)
  Net investment income (%)         3.73           3.83             3.97             4.23            4.22
Portfolio turnover (%)                13             14               15                6               7

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $2,319,312,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  51

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MARCH 31,
                              -------------------------------------------------------------------
                                2019           2018            2017          2016            2015
                              -------------------------------------------------------------------
Net asset value at
  beginning of period         $13.19         $13.23         $ 13.71       $ 13.76         $ 13.43
                              -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .46            .48             .49           .54             .54
  Net realized and
    unrealized gain (loss)       .08           (.04)           (.48)         (.05)            .32
                              -------------------------------------------------------------------
Total from investment
  operations                     .54            .44             .01           .49             .86
                              -------------------------------------------------------------------
Less distributions from:
  Net investment income         (.47)          (.48)           (.49)         (.54)           (.53)
                              -------------------------------------------------------------------
Net asset value at
  end of period               $13.26         $13.19         $ 13.23       $ 13.71         $ 13.76
                              ===================================================================
Total return (%)*               4.16           3.36             .07          3.65            6.52
Net assets at
  end of period (000)         $7,745         $8,577         $10,976       $11,249         $10,896
Ratios to average daily
  net assets:**
  Expenses (%)(a)                .70            .74(b)          .80(c)        .80(c)          .81(c),(d)
  Expenses, excluding
    reimbursements (%)(a)        .94            .92             .87(c)        .90(c)          .99(c)
  Net investment
    income (%)                  3.51           3.57            3.64          3.94            3.94
Portfolio turnover (%)            13             14              15             6               7

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were $7,818,000.
(a) Does not include acquired fund fees, if any.
(b) Prior to August 1, 2017, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.80% of their annual average daily net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d) Prior to August 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.85% of their annual average daily net assets.

================================================================================

52  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2018, through March 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                        BEGINNING                 ENDING                DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE           OCTOBER 1, 2018 -
                                      OCTOBER 1, 2018          MARCH 31, 2019           MARCH 31, 2019
                                      -----------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00               $1,038.70                   $2.44

Hypothetical
 (5% return before expenses)              1,000.00                1,022.54                    2.42

ADVISER SHARES
Actual                                    1,000.00                1,037.60                    3.56

Hypothetical
 (5% return before expenses)              1,000.00                1,021.44                    3.53

*Expenses are equal to the annualized expense ratio of 0.48% for Fund Shares and 0.70% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.87% for Fund Shares and 3.76% for Adviser Shares for the six-month period of October 1, 2018, through March 31, 2019.

================================================================================

54  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

ADVISORY AGREEMENT

March 31, 2019

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                        ADVISORY AGREEMENT |  55

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

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Capital and VCA provided further information in response to the Supplemental
Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

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                                                        ADVISORY AGREEMENT |  57
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    o Victory Capital's stated commitment to maintaining and enhancing the
      USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

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    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.
(2)The Cornerstone Funds include the following Funds: Cornerstone
   Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.
(3)The Target Retirement Funds include the following Funds: Target
   Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

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                                                        ADVISORY AGREEMENT |  59
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      businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

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is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

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                                                        ADVISORY AGREEMENT |  61
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The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

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objectives and strategies managed by the portfolio managers who would manage the
Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

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                                                        ADVISORY AGREEMENT |  63
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Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

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the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

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                                                        ADVISORY AGREEMENT |  65
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deliver investment products and services to USAA's direct member-based channel.
The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  67
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If you would like more information about the funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

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DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

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BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

72  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
        Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-present); Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

74  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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================================================================================
40858-0519                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA TAX EXEMPT MONEY MARKET FUND]

================================================================================

       ANNUAL REPORT
       USAA TAX EXEMPT MONEY MARKET FUND (USEXX)
       MARCH 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"HISTORICALLY, AN INVERTED YIELD CURVE HAS BEEN
A RELIABLE INDICATOR OF A COMING RECESSION,         [PHOTO OF BROOKS ENGLEHARDT]
THOUGH I WOULD NOTE THAT THE LAG BETWEEN AN
INVERSION AND A RECESSION HAS BEEN INCONSISTENT."

--------------------------------------------------------------------------------

MAY 2019

Shifting expectations about the Federal Reserve's (Fed) monetary policy drove the performance of the financial markets during the 12-month reporting period. At the beginning of the period, the Fed was expected to continue increasing short-term interest rates. By the end of the period, investors believed policymakers would not increase interest rates at all during 2019.

The Fed, which had raised short-term rates in March 2018--just before the period started--implemented additional interest rate hikes in June 2018 and September 2018, citing ongoing strength in the U.S. economy. In this environment, U.S. stocks posted steady gains, hitting their high of the reporting period in early October 2018. The U.S. stock market subsequently retreated on worries that the Fed might overshoot, meaning that policymakers could raise short-term interest rates too quickly and stifle U.S. economic growth. Equity market volatility also increased outside of the United States, as investor uncertainty about Fed monetary policy amplified concerns about a slowdown in the pace of global economic growth and possible changes to the global trade regime. The Fed increased this uncertainty with another interest rate hike in December 2018, sending U.S. stocks to their lowest levels of the reporting period. However, in January 2019, stocks rallied after Fed Chair Jerome Powell said the central bank was committed to supporting U.S. economic expansion and that its monetary policy would be responsive to changing conditions. Stock prices continued to advance through the end of the first quarter of 2019, recovering almost all of the ground they had lost in late 2018. Notably, in the first quarter of 2019, the U.S. stock market recorded its largest quarterly gain since the 2008 financial crisis.

In the fixed income market, intermediate- and longer-term yields ended the reporting period lower than they started, driving up bond prices, which move in the opposite direction of yields. Yields had climbed during the first seven months of the reporting period, as the Fed continued to hike short-term interest rates. The yield on the 10-year U.S. Treasury note, which began in April 2018 at 2.74%, rose to 3.24% on November 8(th)--its high point of the reporting period. Yields then declined, falling back below 3% in early December 2018, as investors dialed back their expectations for Fed interest rate

================================================================================

================================================================================

hikes amid concern about a possible slowdown in economic growth. Near the end of the reporting period, the 10-year Treasury yield dropped to 2.38%, its lowest level since 2017, after the Fed downgraded its outlook for the U.S. economy and signaled that it might not raise interest rates during 2019.

At the same time, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. Historically, an inverted yield curve has been a reliable indicator of a coming recession, though I would note that the lag between an inversion and a recession has been inconsistent. At USAA Investments, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years.

Against this backdrop, I am pleased to say that USAA's tax-exempt portfolios generated positive returns during the reporting period. Market conditions were one reason for the solid performance--supply-and-demand conditions were favorable and municipal bond yields fell--but the hard work of the municipal investment team deserves the largest share of praise. Our experienced professionals sought opportunities that had the potential to enhance the performance of the portfolios, as well as investments that could provide higher yields to shareholders.

As I write to you, spring is well underway. It may be a good time to give your portfolio a spring cleaning. In my experience, financial matters can end up on the back burner when spring turns into summer and we embark on vacations or take time out to enjoy get-togethers with family and friends. If you have questions about your portfolio or would like to review your investment plan, please give one of our financial advisors a call. They can help you make sure you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

   Distributions to Shareholders                                               8

   Report of Independent Registered
     Public Accounting Firm                                                    9

   Portfolio of Investments                                                   10

   Notes to Portfolio of Investments                                          20

   Financial Statements                                                       22

   Notes to Financial Statements                                              25

   Financial Highlights                                                       34

EXPENSE EXAMPLE                                                               35

ADVISORY AGREEMENT                                                            37

TRUSTEES' AND OFFICERS' INFORMATION                                           49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

        [PHOTO OF DALE R. HOFFMANN]                      [PHOTO OF CODY PERKINS]

        DALE R. HOFFMANN                                 CODY PERKINS, CFA*
        USAA Asset                                       USAA Asset
        Management Company                               Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began, the Federal Reserve (the Fed) was widely expected to continue raising short-term interest rates. (At its March 2018 policy meeting, just before the reporting period started, the Fed had implemented an interest rate increase.) In mid-June 2018, policymakers raised the federal funds (Fed Funds) rate by 0.25% to a target range of between 1.75% and 2.00%. At the same time, the Fed forecasted a total of four interest rate increases in 2018, up from the three it had projected earlier in 2018, and said it would increase the pace slightly, if necessary, to keep the U.S. economy running smoothly. Near the end of September 2018, Fed officials increase the Fed Funds rate again, by another 0.25%, and forecasted a total of three interest rate increases for the 2019 calendar year. During December 2018, in spite of softer U.S. economic data, the Fed raised the Fed Funds rate once more--by 0.25% to a range of between 2.25% and 2.50%. However, the Fed reduced the number of its projected 2019 interest rate increases to two. At its January 2019 policy meeting, the Fed officials held interest rates steady, changed its forecast regarding future increases, and said it would be "patient" about further interest rate increases. The Fed took no action at its March 2019 meeting, agreeing to a pause, with a majority signaling no rate increase at all during the 2019 calendar year.

    Interest rates on money market securities fluctuated due to market dynamics and Fed rate increases, but interest rates ended the reporting

    *Cody Perkins began co-managing the Fund in August 2018.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    period only slightly lower than when the reporting period began. At the beginning of the reporting period, the SIFMA Municipal Swap Index, the index of seven-day variable rate demand notes (VRDNs), was 1.58%. It rose to 1.81% on April 18, 2018 amid tax-related seasonal outflows. The low of the period, at 0.94%, came on July 18th as strong investor demand kept a lid on interest rates. The SIFMA Municipal Swap Index closed the period at 1.50%.

o HOW DID THE USAA TAX EXEMPT MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2019, the Fund had a return of 1.05%, compared to an average return of 1.08% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to invest the majority of the Fund's assets in VRDNs, which generally have interest rates that adjust daily/weekly to the market. Although the interest rates on these very short-term securities declined slightly during the reporting period, they remained higher than their historic lows of the recent past. As a result, the Fund continued to generate an attractive yield. In addition, the VRDNs owned by the Fund continued to provide both flexibility and liquidity because they can be sold at par value (100% of face value) upon seven days or less notice. They also offer the Fund a degree of safety as many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest.

    Past performance is no guarantee of future results.

================================================================================

2  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    As always, we continued to work with our in-house team of analysts to help us identify attractive opportunities for the portfolio. They also continue to analyze and monitor every holding in the Fund.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 o

--------------------------------------------------------------------------------
                                       1 YEAR          5 YEAR          10 YEAR
--------------------------------------------------------------------------------
USAA Tax Exempt Money Market Fund       1.05%           0.37%            0.24%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                iMONEYNET                     USAA TAX EXEMPT
                                 AVERAGE                     MONEY MARKET FUND
 3/26/2018                        0.88%                            0.88%
 4/30/2018                        1.23%                            1.19%
 5/28/2018                        0.81%                            0.74%
 6/25/2018                        1.01%                            0.96%
 7/30/2018                        0.61%                            0.60%
 8/27/2018                        1.10%                            1.09%
 9/24/2018                        1.06%                            1.04%
10/29/2018                        1.18%                            1.14%
11/26/2018                        1.27%                            1.24%
12/31/2018                        1.29%                            1.26%
 1/28/2019                        0.93%                            0.95%
 2/25/2019                        1.31%                            1.31%
 3/25/2019                        1.14%                            1.12%

                                   [END CHART]

        Data represents the last Monday of each month. Ending 3/25/2019.

The graph tracks the USAA Tax Exempt Money Market Fund's seven-day yield against an average of money market fund yields of all tax-free national retail money funds average of money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/19 o
                                (% of Net Assets)

Education ................................................................ 14.3%
Electrical Utilities ..................................................... 13.5%
General Obligation ....................................................... 10.4%
Hospital .................................................................  9.6%
Community Service ........................................................  5.2%
Sales Tax ................................................................  4.5%
Health Miscellaneous .....................................................  4.0%
Agricultural Products ....................................................  3.8%
Steel ....................................................................  3.6%
Nursing/CCRC .............................................................  3.6%

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

6  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                                    USAA TAX EXEMPT
                                                                   MONEY MARKET FUND
03/31/09                                                              $10,000.00
04/30/09                                                               10,008.00
05/31/09                                                               10,017.00
06/30/09                                                               10,025.00
07/31/09                                                               10,032.00
08/31/09                                                               10,038.00
09/30/09                                                               10,043.00
10/31/09                                                               10,045.00
11/30/09                                                               10,046.00
12/31/09                                                               10,048.00
01/31/10                                                               10,048.00
02/28/10                                                               10,048.00
03/31/10                                                               10,048.00
04/30/10                                                               10,049.00
05/31/10                                                               10,049.00
06/30/10                                                               10,049.00
07/31/10                                                               10,049.00
08/31/10                                                               10,049.00
09/30/10                                                               10,049.00
10/31/10                                                               10,049.00
11/30/10                                                               10,050.00
12/31/10                                                               10,050.00
01/31/11                                                               10,050.00
02/28/11                                                               10,050.00
03/31/11                                                               10,050.00
04/30/11                                                               10,050.00
05/31/11                                                               10,050.00
06/30/11                                                               10,050.00
07/31/11                                                               10,050.00
08/31/11                                                               10,050.00
09/30/11                                                               10,050.00
10/31/11                                                               10,051.00
11/30/11                                                               10,051.00
12/31/11                                                               10,051.00
01/31/12                                                               10,053.00
02/29/12                                                               10,053.00
03/31/12                                                               10,053.00
04/30/12                                                               10,054.00
05/31/12                                                               10,054.00
06/30/12                                                               10,054.00
07/31/12                                                               10,054.00
08/31/12                                                               10,054.00
09/30/12                                                               10,054.00
10/31/12                                                               10,054.00
11/30/12                                                               10,054.00
12/31/12                                                               10,055.00
01/31/13                                                               10,055.00
02/28/13                                                               10,055.00
03/31/13                                                               10,055.00
04/30/13                                                               10,055.00
05/31/13                                                               10,055.00
06/30/13                                                               10,055.00
07/31/13                                                               10,055.00
08/31/13                                                               10,055.00
09/30/13                                                               10,055.00
10/31/13                                                               10,055.00
11/30/13                                                               10,056.00
12/31/13                                                               10,057.00
01/31/14                                                               10,057.00
02/28/14                                                               10,057.00
03/31/14                                                               10,057.00
04/30/14                                                               10,057.00
05/31/14                                                               10,057.00
06/30/14                                                               10,057.00
07/31/14                                                               10,057.00
08/31/14                                                               10,057.00
09/30/14                                                               10,057.00
10/31/14                                                               10,057.00
11/30/14                                                               10,057.00
12/31/14                                                               10,058.00
01/31/15                                                               10,058.00
02/28/15                                                               10,058.00
03/31/15                                                               10,058.00
04/30/15                                                               10,058.00
05/31/15                                                               10,058.00
06/30/15                                                               10,058.00
07/31/15                                                               10,058.00
08/31/15                                                               10,058.00
09/30/15                                                               10,058.00
10/31/15                                                               10,059.00
11/30/15                                                               10,059.00
12/31/15                                                               10,060.00
01/31/16                                                               10,060.00
02/29/16                                                               10,060.00
03/31/16                                                               10,060.00
04/30/16                                                               10,060.00
05/31/16                                                               10,061.00
06/30/16                                                               10,061.00
07/31/16                                                               10,061.00
08/31/16                                                               10,061.00
09/30/16                                                               10,063.00
10/31/16                                                               10,065.00
11/30/16                                                               10,066.00
12/31/16                                                               10,079.00
01/31/17                                                               10,080.00
02/28/17                                                               10,082.00
03/31/17                                                               10,084.00
04/30/17                                                               10,087.00
05/31/17                                                               10,090.00
06/30/17                                                               10,093.00
07/31/17                                                               10,096.00
08/31/17                                                               10,099.00
09/30/17                                                               10,103.00
10/31/17                                                               10,106.00
11/30/17                                                               10,111.00
12/31/17                                                               10,117.00
01/31/18                                                               10,123.00
02/28/18                                                               10,128.00
03/31/18                                                               10,136.00
04/30/18                                                               10,145.00
05/31/18                                                               10,153.00
06/30/18                                                               10,160.00
07/31/18                                                               10,165.00
08/31/18                                                               10,175.00
09/30/18                                                               10,183.00
10/31/18                                                               10,192.00
11/30/18                                                               10,203.00
12/31/18                                                               10,213.00
01/31/19                                                               10,222.00
02/28/19                                                               10,232.00
03/31/19                                                               10,242.00

                                   [END CHART]

                       Data from 3/31/09 through 3/31/19.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Tax Exempt Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2019:

                                   TAX-EXEMPT
                                  INCOME(1, 2)
                                  ------------
                                      100%
                                  ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

8  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT MONEY MARKET FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Money Market Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2019

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON        FINAL          VALUE
(000)         SECURITY                                                 RATE        MATURITY        (000)
--------------------------------------------------------------------------------------------------------
              MUNICIPAL OBLIGATIONS (100.1%)

              ALABAMA (4.6%)
$ 31,300      City of Mobile IDB (Put Date 4/05/2019)(a)               1.65%       6/01/2034  $   31,300
  10,000      Columbia IDB (Put Date 4/05/2019)(a)                     1.65       12/01/2037      10,000
     700      Huntsville-Oakwood College Educational Building
                Auth. (LOC - BB&T Corp.) (Put Date 4/05/2019)(a)       1.63       12/01/2022         700
  25,500        Mobile County IDA (LOC - Swedbank AB)
                (Put Date 4/05/2019)(a)                                1.55        7/01/2040      25,500
   5,190      West Jefferson IDB (Put Date 4/05/2019)(a)               1.59        6/01/2028       5,190
                                                                                              ----------
                                                                                                  72,690
                                                                                              ----------
              ARKANSAS (0.3%)
   5,175      City of Texarkana (LOC - PNC Financial
                Services Group) (Put Date 4/05/2019)(a)                1.65        3/01/2021       5,175
                                                                                              ----------
              CALIFORNIA (4.5%)
   2,980      Alameda County IDA (LOC - Comerica Bank, N.A.)
                (Put Date 4/05/2019)(a)                                1.50       12/01/2040       2,980
   3,700      Alameda County IDA (LOC - BNP Paribas)
                (Put Date 4/05/2019)(a)                                1.50       12/01/2040       3,700
   7,000      Antioch Unified School District (LIQ - Deutsche Bank
                A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(a),(b)                            1.55        8/01/2047       7,000
   5,885      City of Los Angeles (LOC - U.S. Bancorp)
                (Put Date 4/05/2019)(a)                                1.52        8/01/2035       5,885
  10,000      Enterprise Dev. Auth. (LOC - Federal Home Loan
                Bank of San Francisco) (Put Date 4/05/2019)(a),(b)     1.56       12/01/2042      10,000
     780      Pollution Control Financing Auth. (LOC - Comerica
                Bank, N.A.) (Put Date 4/05/2019)(a)                    1.50       12/01/2030         780
   3,200      Pollution Control Financing Auth. (LOC - BNP
                Paribas) (Put Date 4/05/2019)(a)                       1.54       11/01/2019       3,200
  11,300      Sacramento City Financing Auth. (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(a),(b)                            1.60       12/01/2033      11,300
   5,605      Statewide Communities Dev. Auth. (LIQ - J.P.Morgan
                Chase & Co.) (Put Date 4/05/2019)(a),(b)               1.50       10/01/2020       5,605

================================================================================

10  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON        FINAL          VALUE
(000)         SECURITY                                                 RATE        MATURITY        (000)
--------------------------------------------------------------------------------------------------------
$ 20,000      Statewide Communities Dev. Auth.                         1.80%       5/03/2019  $   20,000
     700      Statewide Communities Dev. Auth.
                (Put Date 4/05/2019)(a)                                1.37        4/01/2046         700
                                                                                              ----------
                                                                                                  71,150
                                                                                              ----------
              COLORADO (0.6%)
   1,750      Educational and Cultural Facilities Auth.
                (LOC - Fifth Third Bank) (Put Date 4/01/2019)(a)       1.50        1/01/2029       1,750
   8,280      Sheridan Redev. Agency (LOC - J.P.Morgan
                Chase & Co.) (Put Date 4/05/2019)(a)                   1.56       12/01/2029       8,280
                                                                                              ----------
                                                                                                  10,030
                                                                                              ----------
              CONNECTICUT (0.3%)
   5,000      Health & Educational Facilities Auth. (LOC -
                Bank of America Corp.) (Put Date 4/05/2019)(a)         1.55        7/01/2030       5,000
                                                                                              ----------
              DISTRICT OF COLUMBIA (0.9%)
   1,200      District (LOC - Bank of America Corp.)
                (Put Date 4/05/2019)(a)                                1.69        7/01/2022       1,200
  13,590      Metropolitan Washington Airports Auth. (LOC -
                Sumitomo Mitsui Banking Corp.)
                (Put Date 4/05/2019)(a)                                1.47       10/01/2039      13,590
                                                                                              ----------
                                                                                                  14,790
                                                                                              ----------
              FLORIDA (2.1%)
   3,200      City of Jacksonville (Put Date 4/01/2019)(a)             1.51        5/01/2029       3,200
  10,500      Escambia County (Put Date 4/01/2019)(a)                  1.52        4/01/2039      10,500
   3,300      Martin County (Put Date 4/01/2019)(a)                    1.45        7/15/2022       3,300
  16,785      St. Lucie County (Put Date 4/01/2019)(a)                 1.50        9/01/2028      16,785
                                                                                              ----------
                                                                                                  33,785
                                                                                              ----------
              GEORGIA (0.8%)
  12,600      Roswell Housing Auth. (LOC - Northern Trust Corp.)
                (Put Date 4/05/2019)(a)                                1.56        9/01/2027      12,600
                                                                                              ----------
              ILLINOIS (7.4%)
  10,900      City of Galesburg (LOC - PNC Financial
                Services Group) (Put Date 4/05/2019)(a)                1.49        3/01/2031      10,900
   1,395      Dev. Finance Auth. (LOC - Bank of America Corp.)
                (Put Date 4/05/2019)(a)                                1.54        9/01/2032       1,395
  16,000      Dev. Finance Auth. (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.59        2/01/2033      16,000
   9,100      Dev. Finance Auth. (LOC - PNC Financial
                Services Group) (Put Date 4/05/2019)(a)                1.52        3/01/2032       9,100
   2,675      Educational Facilities Auth. (LOC - Huntington
                National Bank) (Put Date 4/05/2019)(a)                 1.61       10/01/2032       2,675

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON        FINAL          VALUE
(000)         SECURITY                                                 RATE        MATURITY        (000)
--------------------------------------------------------------------------------------------------------
$  1,370      Educational Facilities Auth. (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.59%       7/01/2024  $    1,370
  13,145      Finance Auth. (LOC - Key Bank, N.A.)
                (Put Date 4/05/2019)(a)                                1.56       11/01/2039      13,145
   6,665      Finance Auth. (LOC - Huntington National Bank)
                (Put Date 4/05/2019)(a)                                1.61       10/01/2033       6,665
   3,970      Finance Auth. (LOC - Northern Trust Corp.)
                (Put Date 4/05/2019)(a)                                1.59        4/01/2033       3,970
  15,635      Finance Auth. (LOC - PNC Financial Services Group)
                (Put Date 4/05/2019)(a)                                1.49        4/01/2037      15,635
   9,050      Kane County (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.59        2/01/2028       9,050
  22,490      Metropolitan Pier & Exposition Auth. (LIQ -
                Barclays Bank plc) (LOC - Barclays Bank plc)
                (Put Date 4/05/2019)(a),(b)                            1.68        6/15/2050      22,490
   6,550      Metropolitan Pier & Exposition Auth. (LIQ - Barclays
                Bank plc) (LOC - Barclays Bank plc)
                (Put Date 4/05/2019)(a),(b)                            1.68        6/15/2052       6,550
                                                                                              ----------
                                                                                                 118,945
                                                                                              ----------
              INDIANA (2.1%)
   4,995      City of Berne (LOC - Federal Home Loan
                Bank of Indianapolis) (Put Date 4/05/2019)(a)          1.54       10/01/2033       4,995
   2,740      City of Evansville (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.59        1/01/2025       2,740
   8,030      Finance Auth. (LOC - Federal Home Loan
                Bank of Indianapolis) (Put Date 4/05/2019)(a)          1.56        7/01/2029       8,030
   3,985      Finance Auth. (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.61        9/01/2031       3,985
  13,115      Finance Auth. (LOC - Bank of America Corp.)
                (Put Date 4/05/2019)(a)                                1.48        3/01/2036      13,115
                                                                                              ----------
                                                                                                  32,865
                                                                                              ----------
              IOWA (7.9%)
   6,850      City of Chillicothe (Put Date 4/05/2019)(a)              1.52        1/01/2023       6,850
  12,750      City of Council Bluffs (Put Date 4/05/2019)(a)           1.52        1/01/2025      12,750
  14,180      City of Hills (LIQ - Deutsche Bank A.G.) (LOC -
                Deutsche Bank A.G.) (Put Date 4/05/2019)(a),(b)        1.85        6/01/2035      14,180
  41,763      Finance Auth. (Put Date 4/05/2019)(a)                    1.54        9/01/2036      41,763
   9,600      Finance Auth. (Put Date 4/05/2019)(a)                    1.54        6/01/2039       9,600
   7,150      Finance Auth. (Put Date 4/05/2019)(a)                    1.52        9/01/2036       7,150
  33,400      Louisa County (Put Date 4/05/2019)(a)                    1.52       10/01/2024      33,400
                                                                                              ----------
                                                                                                 125,693
                                                                                              ----------

================================================================================

12  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON        FINAL          VALUE
(000)         SECURITY                                                 RATE        MATURITY        (000)
--------------------------------------------------------------------------------------------------------
              KANSAS (1.5%)
$  8,250      City of Burlington (Put Date 4/05/2019)(a)               1.82%       9/01/2035  $    8,250
  15,000      City of St. Marys (Put Date 4/05/2019)(a)                1.79        4/15/2032      15,000
                                                                                              ----------
                                                                                                  23,250
                                                                                              ----------
              KENTUCKY (1.3%)
  10,820      City of Georgetown (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.59       11/15/2029      10,820
   2,085      Lexington-Fayette Urban County
                (LOC - Federal Home Loan Bank of Cincinnati)
                (Put Date 4/05/2019)(a)                                1.75       12/01/2027       2,085
   8,255      Lexington-Fayette Urban County
                (LOC - Fifth Third Bank) (Put Date 4/05/2019)(a)       1.59        1/01/2033       8,255
                                                                                              ----------
                                                                                                  21,160
                                                                                              ----------
              LOUISIANA (3.2%)
   4,625      City of New Orleans (LOC - Capital One, N.A.)
                (Put Date 4/05/2019)(a)                                1.64        8/01/2024       4,625
   7,500      Environmental Facilities & Community Dev. Auth.
                (Put Date 4/05/2019)(a)                                1.56       12/01/2030       7,500
   1,380      Hammond Area Economic & Industrial Dev. District
                (LOC - Federal Home Loan Bank of Dallas)
                (Put Date 4/05/2019)(a)                                1.54        3/01/2033       1,380
  32,755      St. James Parish (Put Date 4/05/2019)(a)                 1.68       11/01/2040      32,755
   5,650      St. Tammany Parish (LOC - Federal Home Loan
                Bank of Dallas) (Put Date 4/05/2019)(a)                1.54        3/01/2033       5,650
                                                                                              ----------
                                                                                                  51,910
                                                                                              ----------
              MARYLAND (2.1%)
   8,810      City of Williamsport (LOC - Manufacturers & Traders
                Trust Co.) (Put Date 4/05/2019)(a)                     1.55       11/01/2037       8,810
   9,800      Health & Higher Educational Facilities Auth.             1.85        6/04/2019       9,800
  15,000      Health & Higher Educational Facilities Auth.             1.80        7/01/2019      15,000
                                                                                              ----------
                                                                                                  33,610
                                                                                              ----------
              MICHIGAN (1.0%)
     800      Finance Auth. (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.61       12/01/2032         800
   4,500      Finance Auth. (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.61       12/01/2032       4,500
   7,800      Michigan State University (LIQ - Royal Bank of
                Canada) (LOC - Royal Bank of Canada)
                (Put Date 4/01/2019)(a),(b)                            1.55        7/01/2020       7,800

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON        FINAL          VALUE
(000)         SECURITY                                                 RATE        MATURITY        (000)
--------------------------------------------------------------------------------------------------------
$    735      Strategic Fund (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.59%      10/01/2027  $      735
   2,700      Strategic Fund (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.61        3/01/2037       2,700
                                                                                              ----------
                                                                                                  16,535
                                                                                              ----------
              MINNESOTA (0.7%)
   1,650      Canby Community Hospital District No.1
                (Put Date 4/05/2019)(a)                                1.88       11/01/2026       1,650
   4,340      City of New Ulm (LOC - Federal Home Loan
                Bank of Chicago) (Put Date 4/05/2019)(a)               1.58       10/01/2040       4,340
   5,500      Shakopee Senior Housing (LIQ - Barclays Bank plc)
                (LOC - Barclays Bank plc) (Put Date 4/05/2019)(a),(b)  1.68       11/01/2058       5,500
                                                                                              ----------
                                                                                                  11,490
                                                                                              ----------
              MISSISSIPPI (0.3%)
   3,985      Business Finance Corp. (LOC - Federal Home
                Loan Bank of Dallas) (Put Date 4/05/2019)(a)           1.54        3/01/2033       3,985
     300      Business Finance Corp. (Put Date 4/01/2019)(a)           1.48       11/01/2035         300
                                                                                              ----------
                                                                                                   4,285
                                                                                              ----------
              MISSOURI (2.9%)
   1,300      Health & Educational Facilities Auth.
                (LOC - Fifth Third Bank) (Put Date 4/05/2019)(a)       1.59       11/01/2020       1,300
  25,500      Health & Educational Facilities Auth.
                (LIQ - Royal Bank of Canada) (LOC - Royal
                Bank of Canada) (Put Date 4/05/2019)(a),(b)            1.56        9/01/2039      25,500
  20,000      Jackson County IDA (LOC - Commerce Bank, N.A.)
                (Put Date 4/05/2019)(a)                                1.55        7/01/2025      20,000
                                                                                              ----------
                                                                                                  46,800
                                                                                              ----------
              MONTANA (0.6%)
  10,000      Board of Investments (NBGA - Montana Board of
                Investments Intercap Program)
                (Put Date 3/02/2020)(a)                                1.87        3/01/2029      10,000
                                                                                              ----------
              NEBRASKA (1.3%)
  10,000      Central Plains Energy Project (LIQ - Royal
                Bank of Canada) (LOC - Royal Bank of Canada)
                (Put Date 4/05/2019)(a),(b)                            1.54        3/01/2020      10,000
  10,000      Washington County (Put Date 4/05/2019)(a)                1.54       12/01/2040      10,000
                                                                                              ----------
                                                                                                  20,000
                                                                                              ----------
              NEVADA (1.5%)
  23,570      Clark County (LOC - Bank of America Corp.)
                (Put Date 4/05/2019)(a)                                2.70       12/01/2041      23,570
                                                                                              ----------

================================================================================

14  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON        FINAL          VALUE
(000)         SECURITY                                                 RATE        MATURITY        (000)
--------------------------------------------------------------------------------------------------------
              NEW HAMPSHIRE (2.6%)
$ 34,990      Business Finance Auth. (LOC - Landesbank
                Hessen-Thuringen) (Put Date 4/05/2019)(a)              1.55%       9/01/2030  $   34,990
   6,240      Health & Educational Facilities Auth. (LOC -
                Toronto-Dominion Bank) (Put Date 4/05/2019)(a)         1.53       10/01/2030       6,240
                                                                                              ----------
                                                                                                  41,230
                                                                                              ----------
              NEW JERSEY (1.1%)
   2,675      EDA (LOC - Bank of America Corp.)
                (Put Date 4/05/2019)(a)                                1.56       11/01/2027       2,675
  15,000      Morris County Improvement Auth. (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(a),(b)                            1.90       10/01/2047      15,000
                                                                                              ----------
                                                                                                  17,675
                                                                                              ----------
              NEW MEXICO (0.3%)
   5,000      Hospital Equipment Loan Council (LOC - Fifth
                Third Bank) (Put Date 4/05/2019)(a)                    1.63        7/01/2025       5,000
                                                                                              ----------
              NEW YORK (12.0%)
   5,680      Build NYC Resource Corp. (LOC - Toronto-Dominion
                Bank) (Put Date 4/05/2019)(a)                          1.60       12/01/2045       5,680
   1,920      Chautauqua County IDA (LOC - Citizens
                Financial Group) (Put Date 4/05/2019)(a)               1.60        8/01/2027       1,920
   9,835      Chautauqua Lake CSD                                      2.50        6/27/2019       9,850
   9,700      Chenango Forks CSD                                       2.50        6/18/2019       9,712
  10,000      Elmira CSD                                               2.50        6/27/2019      10,014
     490      Erie County IDA (LOC - Key Bank, N.A.)
                (Put Date 4/05/2019)(a)                                1.58        6/01/2022         490
     830      Erie County IDA (LOC - Key Bank, N.A.)
                (Put Date 4/05/2019)(a)                                1.58        6/01/2022         830
   3,245      Guilderland IDA (LOC - Key Bank, N.A.)
                (Put Date 4/05/2019)(a)                                1.58        7/01/2032       3,245
   3,105      Holley CSD                                               2.50        6/25/2019       3,109
   4,500      Hornell CSD                                              2.50        6/26/2019       4,506
  22,400      Hudson Yards Infrastructure Corp. (LIQ - Royal
                Bank of Canada) (LOC - Royal Bank of Canada)
                (Put Date 4/05/2019)(a),(b)                            1.55        8/15/2020      22,400
  15,000      Liberty Dev. Corp. (LIQ - Royal Bank of Canada)
                (LOC - Royal Bank of Canada)
                (Put Date 4/05/2019)(a),(b)                            1.55       11/15/2019      15,000
  15,705      Maine Endwell CSD                                        2.50        6/28/2019      15,728
   8,800      Marcellus CSD                                            2.50        6/28/2019       8,813
   7,500      New York City Capital Resources Corp.
                (LOC - Manufacturers & Traders Trust Co.)
                (Put Date 4/05/2019)(a)                                1.62       12/01/2040       7,500

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON        FINAL          VALUE
(000)         SECURITY                                                 RATE        MATURITY        (000)
--------------------------------------------------------------------------------------------------------
$    660      New York City IDA (LOC - Toronto-Dominion Bank)
                (Put Date 4/05/2019)(a)                                1.60%      12/01/2027  $      660
     430      Niagara County IDA (LOC - Key Bank, N.A.)
                (Put Date 4/05/2019)(a)                                1.58        9/01/2021         430
   3,935      Oneida County IDA (LOC - Citizens Financial Group)
                (Put Date 4/05/2019)(a)                                1.50        7/01/2037       3,935
   5,920      Onondaga County IDA (LOC - Manufacturers &
                Traders Trust Co.) (Put Date 4/05/2019)(a)             1.55       12/01/2031       5,920
   9,090      Ramapo Housing Auth. (LOC - Manufacturers &
                Traders Trust Co.) (Put Date 4/05/2019)(a)             1.60       12/01/2029       9,090
   5,000      Salmon River CSD                                         2.50        6/28/2019       5,006
   4,600      Schuylerville CSD                                        2.50        6/28/2019       4,607
     840      Seneca County IDA (LOC - Key Bank, N.A.)
                (Put Date 4/05/2019)(a)                                1.58        4/01/2020         840
   1,995      St. Lawrence County IDA (LOC - Citizens
                Financial Group) (Put Date 4/05/2019)(a)               1.74        7/01/2037       1,995
  32,100      State Dormitory Auth. (LOC - Citizens
                Financial Group) (Put Date 4/05/2019)(a)               1.85        6/01/2038      32,100
   3,145      Syracuse IDA (LOC - Key Bank, N.A.)
                (Put Date 4/05/2019)(a)                                1.58        1/01/2033       3,145
   5,399      Union Endicott CSD                                       2.50        6/28/2019       5,407
                                                                                              ----------
                                                                                                 191,932
                                                                                              ----------
              OHIO (0.5%)
   2,200      Cincinnati & Hamilton County Port Auth.
                (LOC - Fifth Third Bank) (Put Date 4/01/2019)(a)       1.50        9/01/2025       2,200
   2,900      Hamilton County (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.59       12/01/2024       2,900
   1,030      Highland County Joint Township Hospital District
                (LOC - Fifth Third Bank) (Put Date 4/05/2019)(a)       1.61        8/01/2024       1,030
   1,035      Wayne County (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.70        9/01/2021       1,035
                                                                                              ----------
                                                                                                   7,165
                                                                                              ----------
              OKLAHOMA (4.5%)
   5,925      Edmond EDA (LOC - Bank of Oklahoma, N.A.)
                (Put Date 4/05/2019)(a)                                1.60        6/01/2031       5,925
  28,700      Garfield County Industrial Auth.
                (Put Date 4/05/2019)(a)                                1.63        1/01/2025      28,700
   3,700      Muskogee Industrial Trust (Put Date 4/05/2019)(a)        1.63        1/01/2025       3,700
  26,000      Muskogee Industrial Trust (Put Date 4/05/2019)(a)        1.63        6/01/2027      26,000
   7,715      Tulsa Industrial Auth. (LOC - Bank of Oklahoma, N.A.)
                (Put Date 4/05/2019)(a)                                1.60       11/01/2026       7,715
                                                                                              ----------
                                                                                                  72,040
                                                                                              ----------

================================================================================

16  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON        FINAL          VALUE
(000)         SECURITY                                                 RATE        MATURITY        (000)
--------------------------------------------------------------------------------------------------------
              PENNSYLVANIA (2.8%)
$  2,650      Allegheny County Hospital Dev. Auth. (LOC - PNC
                Financial Services Group) (Put Date 4/05/2019)(a)      1.49%       6/01/2035  $    2,650
   6,900      Allegheny County Hospital Dev. Auth. (LIQ - Royal
                Bank of Canada) (LOC - Royal Bank of Canada)
                (Put Date 4/01/2019)(a),(b)                            1.55        4/01/2022       6,900
  16,450      Bucks County IDA (LOC - PNC Financial Services
                Group) (Put Date 4/05/2019)(a)                         1.49        7/01/2039      16,450
   8,845      Delaware Valley Regional Finance Auth.
                (LOC - PNC Financial Services Group)
                (Put Date 4/05/2019)(a)                                1.49        6/01/2042       8,845
   9,600      Derry Township Industrial & Commercial Dev. Auth.
                (LOC - PNC Financial Services Group)
                (Put Date 4/05/2019)(a)                                1.49       11/01/2030       9,600
                                                                                              ----------
                                                                                                  44,445
                                                                                              ----------
              RHODE ISLAND (0.2%)
   3,775      Commerce Corp. (LOC - Citizens Financial Group)
                (Put Date 4/05/2019)(a)                                1.54        3/01/2038       3,775
                                                                                              ----------
              SOUTH CAROLINA (0.9%)
  15,055      Jobs EDA (LIQ - Deutsche Bank A.G.)
                (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(a),(b)                            1.57       11/01/2029      15,055
                                                                                              ----------
              SOUTH DAKOTA (0.8%)
   4,095      Health & Educational Facilities Auth. (Put
                Date 4/05/2019)(a)                                     1.88       11/01/2027       4,095
   2,015      Health & Educational Facilities Auth.
                (Put Date 4/05/2019)(a)                                1.88       11/01/2025       2,015
   5,975      Health & Educational Facilities Auth.
                (Put Date 4/05/2019)(a)                                1.88       11/01/2020       5,975
                                                                                              ----------
                                                                                                  12,085
                                                                                              ----------
              TENNESSEE (2.2%)
  17,720      Chattanooga Health Educational & Housing
                Facility Board (LIQ - Deutsche Bank A.G.)
                (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(a),(b)                            1.55        1/01/2045      17,720
  10,375      Metropolitan Government of Nashville & Davidson
                County (LOC - Fifth Third Bank)
                (Put Date 4/05/2019)(a)                                1.59       12/01/2024      10,375
   6,625      Wilson County Sports Auth. (LOC - PNC Financial
                Services Group) (Put Date 4/05/2019)(a)                1.50        9/01/2029       6,625
                                                                                              ----------
                                                                                                  34,720
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON        FINAL          VALUE
(000)         SECURITY                                                 RATE        MATURITY        (000)
--------------------------------------------------------------------------------------------------------
              TEXAS (16.6%)
$ 32,200      Atascosa County IDC (NBGA - National Rural
                Utility Corp.) (Put Date 4/05/2019)(a)                 1.52%       6/30/2020  $   32,200
   7,200      Brazos Harbor IDC (Put Date 4/05/2019)(a)                1.56        7/01/2022       7,200
  16,660      City of Dallas                                           1.80        4/03/2019      16,660
  10,000      City of Houston (LOC - Barclays Bank plc)                1.63        4/04/2019      10,000
   5,000      City of Houston (LOC - Citigroup, Inc.)                  1.82        6/04/2019       5,000
  10,000      City of Houston (LOC - Citigroup, Inc.)                  1.77        6/18/2019      10,000
   5,000      City of Houston                                          1.76        4/04/2019       5,000
  20,000      City of Houston (LOC - Barclays Bank plc)                1.82        6/06/2019      20,000
  15,000      City of Houston (LOC - Barclays Bank plc)                1.78        5/16/2019      15,000
  35,000      Dallas Area Rapid Transit                                1.57        4/11/2019      35,000
  20,000      Dallas Area Rapid Transit                                1.82        6/12/2019      20,000
  16,000      Port of Port Arthur IDC (Put Date 4/05/2019)(a)          1.56       12/01/2040      16,000
  25,000      Port of Port Arthur IDC (Put Date 4/05/2019)(a)          1.56        6/01/2041      25,000
  20,395      Port of Port Arthur Navigation District
                (Put Date 4/01/2019)(a)                                1.65        4/01/2040      20,395
  20,600      Port of Port Arthur Navigation District
                (Put Date 4/05/2019)(a)                                1.75       11/01/2040      20,600
   7,000      University of Texas System                               1.62        5/03/2019       7,000
                                                                                              ----------
                                                                                                 265,055
                                                                                              ----------
              VIRGINIA (6.5%)
   1,195      Alexandria IDA (LOC - Bank of America Corp.)
                (Put Date 4/05/2019)(a)                                1.72        7/01/2026       1,195
   2,800      College Building Auth. (LIQ - J.P.Morgan
                Chase & Co.) (Put Date 4/05/2019)(a),(b)               1.53        2/01/2021       2,800
   6,775      Commonwealth Transportation Board (LIQ - Royal
                Bank of Canada) (Put Date 4/05/2019)(a),(b)            1.53        5/15/2020       6,775
   1,400      Fairfax County EDA (LOC - SunTrust Bank)
                (Put Date 4/05/2019)(a)                                1.54        6/01/2037       1,400
   7,415      Fairfax County IDA (Put Date 4/05/2019)(a)               1.50        5/15/2042       7,415
   7,000      Loudoun County EDA (LOC - Northern Trust Corp.)
                (Put Date 4/05/2019)(a)                                1.52        6/01/2034       7,000
   2,225      Loudoun County EDA (Put Date 4/05/2019)(a)               1.49        2/15/2038       2,225
   8,500      Loudoun County EDA (Put Date 4/05/2019)(a)               1.49        2/15/2038       8,500
  12,700      Loudoun County EDA (Put Date 4/05/2019)(a)               1.49        2/15/2038      12,700
   9,315      Norfolk EDA (Put Date 4/05/2019)(a)                      1.47       11/01/2034       9,315
   2,540      Roanoke County EDA (LOC - BB&T Corp.)
                (Put Date 4/05/2019)(a)                                1.59       10/01/2028       2,540
  19,660      Stafford & Staunton County IDA (LOC -
                Bank of America Corp.)                                 1.85        4/03/2019      19,660
  23,000      University of Virginia                                   1.72        5/02/2019      23,000
                                                                                              ----------
                                                                                                 104,525
                                                                                              ----------

================================================================================

18  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON        FINAL          VALUE
(000)         SECURITY                                                 RATE        MATURITY        (000)
--------------------------------------------------------------------------------------------------------
              WASHINGTON (0.6%)
$  9,020      Higher Education Facilities Auth.
                (Put Date 4/05/2019)(a)                                1.55%      10/01/2031  $    9,020
                                                                                              ----------
              WEST VIRGINIA (0.6%)
   9,630      Marshall County (Put Date 4/05/2019)(a)                  1.62        3/01/2026       9,630
                                                                                              ----------
              WISCONSIN (0.0%)
     530      Health & Educational Facilities Auth.
                (LOC - J.P.Morgan Chase & Co.)
                (Put Date 4/05/2019)(a)                                1.65        5/01/2026         530
                                                                                              ----------
              Total Municipal Obligations (cost: $1,599,215)                                   1,599,215
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $1,599,215)                                            $1,599,215
                                                                                              ==========
--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1            LEVEL 2            LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Municipal Obligations                          $-         $1,599,215                 $-       $1,599,215
--------------------------------------------------------------------------------------------------------
Total                                          $-         $1,599,215                 $-       $1,599,215
--------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CSD     Central School District
    EDA     Economic Development Authority
    IDA     Industrial Development Authority/Agency
    IDB     Industrial Development Board
    IDC     Industrial Development Corp.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, USAA Mutual Funds Trust's

================================================================================

20  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    Board of Trustees, must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations.

    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)   $1,599,215
   Cash                                                                          118
   Receivables:
       Capital shares sold                                                     4,326
       Interest                                                                4,519
                                                                          ----------
           Total assets                                                    1,608,178
                                                                          ----------
LIABILITIES
   Payables:
       Capital shares redeemed                                                 9,437
       Dividends on capital shares                                                35
   Accrued management fees                                                       384
   Other accrued expenses and payables                                           108
                                                                          ----------
           Total liabilities                                                   9,964
                                                                          ----------
              Net assets applicable to capital shares outstanding         $1,598,214
                                                                          ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                        $1,598,055
   Distributable earnings                                                        159
                                                                          ----------
              Net assets applicable to capital shares outstanding         $1,598,214
                                                                          ==========
   Capital shares outstanding, no par value                                1,598,047
                                                                          ==========
   Net asset value, redemption price, and offering price per share        $     1.00
                                                                          ==========

See accompanying notes to financial statements.

================================================================================

22  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                           $27,127
                                                                             -------
EXPENSES
   Management fees                                                             4,733
   Administration and servicing fees                                           1,690
   Transfer agent's fees                                                       2,535
   Custody and accounting fees                                                   221
   Postage                                                                       114
   Shareholder reporting fees                                                     31
   Trustees' fees                                                                 36
   Registration fees                                                              32
   Professional fees                                                              87
   Other                                                                          29
                                                                             -------
       Total expenses                                                          9,508
                                                                             -------
NET INVESTMENT INCOME                                                         17,619
                                                                             -------
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                             167
                                                                             -------
   Increase in net assets resulting from operations                          $17,786
                                                                             =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

----------------------------------------------------------------------------------------------

                                                                       2019               2018
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $    17,619        $     9,474
   Net realized gain (loss) on investments                              167                 (9)
                                                                ------------------------------
      Increase in net assets resulting from operations               17,786              9,465
                                                                ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS                                              (17,599)            (9,493)
                                                                ------------------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      1,196,892          1,223,278
   Reinvested dividends                                              17,423              9,432
   Cost of shares redeemed                                       (1,377,937)        (1,478,124)
                                                                ------------------------------
      Decrease in net assets from capital share transactions       (163,622)          (245,414)
                                                                ------------------------------
   Net decrease in net assets                                      (163,435)          (245,442)

NET ASSETS
   Beginning of year                                              1,761,649          2,007,091
                                                                ------------------------------
   End of year                                                  $ 1,598,214        $ 1,761,649
                                                                ==============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                    1,196,892          1,223,278
   Shares issued for dividends reinvested                            17,423              9,432
   Shares redeemed                                               (1,377,937)        (1,478,124)
                                                                ------------------------------
      Decrease in shares outstanding                               (163,622)          (245,414)
                                                                ==============================

See accompanying notes to financial statements.

================================================================================

24  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Tax Exempt Money Market Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax, with a further objective of preserving capital and maintaining liquidity.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons. In addition, the Fund may, or in certain circumstances must, impose a fee upon the sale of shares or may temporarily suspend redemptions if the Fund's weekly liquid assets fall below required minimums because of market conditions or other factors.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed on July 1, 2019, pending satisfaction of certain closing conditions and approvals. The Transaction is not expected

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

26  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to

================================================================================

28  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended March 31, 2019, the Fund paid CAPCO facility fees of $14,000, which represents 2.0% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2019.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2019, and 2018, was as follows:

                                                        2019             2018
                                                     ---------------------------
Tax-exempt income                                    $17,599,000      $9,493,000

As of March 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                          $132,000
Undistributed tax-exempt income                                           35,000
Undistributed long-term capital gains                                     27,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2019, the Fund utilized capital loss carryforwards of $9,000, to offset capital gains. At March 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes. The cost of securities at March 31, 2019, for federal income tax purposes, was $1,599,215,000.

(4) INVESTMENT TRANSACTIONS

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended March 31, 2019 were as follows:

    PURCHASES                       SALES                      NET REALIZED GAIN
--------------------------------------------------------------------------------
   $30,545,000                   $49,305,000                           $-

(5) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. For the year ended March 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $4,733,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. For the year ended

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30  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

March 31, 2019, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,690,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2019, the Fund reimbursed the Manager $13,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average daily net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2019, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,535,000.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(8) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has

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32  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

(9) SUBSEQUENT EVENT

As discussed in Note 1, a special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement (the "New Advisory Agreement") between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. The New Advisory Agreement will become effective upon the closing of the Transaction (as discussed in Note 1) whereby AMCO will be acquired by Victory Holdings, the parent company of Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MARCH 31,
                              --------------------------------------------------------------------------
                                    2019            2018            2017            2016            2015
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                              --------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              .01             .01             .00(a)          .00(a)          .00(a)
  Net realized and
    unrealized gain(a)               .00             .00             .00             .00             .00
                              --------------------------------------------------------------------------
Total from investment
  operations                         .01             .01             .00(a)          .00(a)          .00(a)
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.01)           (.01)           (.00)(a)        (.00)(a)        (.00)(a)
  Realized capital gains               -               -            (.00)(a)        (.00)(a)        (.00)(a)
                              --------------------------------------------------------------------------
Total distributions                 (.01)           (.01)           (.00)(a)        (.00)(a)        (.00)(a)
                              --------------------------------------------------------------------------
Net asset value at
  end of period               $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                              ==========================================================================
Total return (%)*                   1.05             .51(b)          .23             .02             .01
Net assets at
  end of period (000)         $1,598,214      $1,761,649      $2,007,091      $2,634,454      $2,676,708
Ratios to average daily
  net assets:**
  Expenses (%)(c)                    .56             .56(b)          .54(d)          .17(d)          .15(d)
  Expenses, excluding
    reimbursements (%)(c)            .56             .56             .58(d)          .58(d)          .58(d)
Net investment income (%)           1.04             .50             .11             .01             .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $1,689,316,000.
(a) Represents less than $0.01 per share.
(b) Prior to August 1, 2017, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Does not include acquired fund fees, if any.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

34  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2018, through March 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  35

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                       BEGINNING                ENDING               DURING PERIOD*
                                      ACCOUNT VALUE          ACCOUNT VALUE          OCTOBER 1, 2018 -
                                     OCTOBER 1, 2018         MARCH 31, 2019          MARCH 31, 2019
                                     ----------------------------------------------------------------
Actual                                  $1,000.00              $1,005.80                  $2.80

Hypothetical
  (5% return before expenses)            1,000.00               1,022.14                   2.82

*Expenses are equal to the Fund's annualized expense ratio of 0.56%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.58% for the six-month period of October 1, 2018, through March 31, 2019.

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36  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

ADVISORY AGREEMENT

March 31, 2019

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                        ADVISORY AGREEMENT |  37

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

38  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

                                                        ADVISORY AGREEMENT |  39

================================================================================

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

================================================================================

40  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                        ADVISORY AGREEMENT |  41

================================================================================

        businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

42  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                        ADVISORY AGREEMENT |  43

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

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44  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

                                                        ADVISORY AGREEMENT |  45

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

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46  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                        ADVISORY AGREEMENT |  47

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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48  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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50  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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52  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

54  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-present); Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

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56  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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                                    [GRAPHIC OF USAA TAX EXEMPT SHORT-TERM FUND]

================================================================================

       ANNUAL REPORT
       USAA TAX EXEMPT SHORT-TERM FUND
       FUND SHARES (USSTX) o ADVISER SHARES (UTESX)
       MARCH 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"HISTORICALLY, AN INVERTED YIELD CURVE HAS BEEN
A RELIABLE INDICATOR OF A COMING RECESSION,         [PHOTO OF BROOKS ENGLEHARDT]
THOUGH I WOULD NOTE THAT THE LAG BETWEEN AN
INVERSION AND A RECESSION HAS BEEN INCONSISTENT."

--------------------------------------------------------------------------------

MAY 2019

Shifting expectations about the Federal Reserve's (Fed) monetary policy drove the performance of the financial markets during the 12-month reporting period. At the beginning of the period, the Fed was expected to continue increasing short-term interest rates. By the end of the period, investors believed policymakers would not increase interest rates at all during 2019.

The Fed, which had raised short-term rates in March 2018--just before the period started--implemented additional interest rate hikes in June 2018 and September 2018, citing ongoing strength in the U.S. economy. In this environment, U.S. stocks posted steady gains, hitting their high of the reporting period in early October 2018. The U.S. stock market subsequently retreated on worries that the Fed might overshoot, meaning that policymakers could raise short-term interest rates too quickly and stifle U.S. economic growth. Equity market volatility also increased outside of the United States, as investor uncertainty about Fed monetary policy amplified concerns about a slowdown in the pace of global economic growth and possible changes to the global trade regime. The Fed increased this uncertainty with another interest rate hike in December 2018, sending U.S. stocks to their lowest levels of the reporting period. However, in January 2019, stocks rallied after Fed Chair Jerome Powell said the central bank was committed to supporting U.S. economic expansion and that its monetary policy would be responsive to changing conditions. Stock prices continued to advance through the end of the first quarter of 2019, recovering almost all of the ground they had lost in late 2018. Notably, in the first quarter of 2019, the U.S. stock market recorded its largest quarterly gain since the 2008 financial crisis.

In the fixed income market, intermediate- and longer-term yields ended the reporting period lower than they started, driving up bond prices, which move in the opposite direction of yields. Yields had climbed during the first seven months of the reporting period, as the Fed continued to hike short-term interest rates. The yield on the 10-year U.S. Treasury note, which began in April 2018 at 2.74%, rose to 3.24% on November 8th--its high point of the reporting period. Yields then declined, falling back below 3% in early December 2018, as investors dialed back their expectations for Fed interest rate

================================================================================

================================================================================

hikes amid concern about a possible slowdown in economic growth. Near the end of the reporting period, the 10-year Treasury yield dropped to 2.38%, its lowest level since 2017, after the Fed downgraded its outlook for the U.S. economy and signaled that it might not raise interest rates during 2019.

At the same time, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. Historically, an inverted yield curve has been a reliable indicator of a coming recession, though I would note that the lag between an inversion and a recession has been inconsistent. At USAA Investments, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years.

Against this backdrop, I am pleased to say that USAA's tax-exempt portfolios generated positive returns during the reporting period. Market conditions were one reason for the solid performance--supply-and-demand conditions were favorable and municipal bond yields fell--but the hard work of the municipal investment team deserves the largest share of praise. Our experienced professionals sought opportunities that had the potential to enhance the performance of the portfolios, as well as investments that could provide higher yields to shareholders.

As I write to you, spring is well underway. It may be a good time to give your portfolio a spring cleaning. In my experience, financial matters can end up on the back burner when spring turns into summer and we embark on vacations or take time out to enjoy get-togethers with family and friends. If you have questions about your portfolio or would like to review your investment plan, please give one of our financial advisors a call. They can help you make sure you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

   Distributions to Shareholders                                              12

   Report of Independent Registered
     Public Accounting Firm                                                   13

   Portfolio of Investments                                                   14

   Notes to Portfolio of Investments                                          26

   Financial Statements                                                       29

   Notes to Financial Statements                                              32

   Financial Highlights                                                       44

EXPENSE EXAMPLE                                                               46

ADVISORY AGREEMENT                                                            48

TRUSTEES' AND OFFICERS' INFORMATION                                           60

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

     [PHOTO OF REGINA G. CONKLIN]                 [PHOTO OF DALE R. HOFFMANN]

     REGINA G. CONKLIN, CPA, CFA                  DALE R. HOFFMANN
     USAA Asset                                   USAA Asset
     Management Company                           Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Tax-exempt bonds generated positive returns during the reporting period ended March 31, 2019, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) Municipal bond yields were on an upward trajectory until early November 2018, when they hit their highs of the reporting period in anticipation of continued short-term interest rate increases by the Federal Reserve (Fed). In November 2018, changing expectations about Fed monetary policy and heightened risk aversion sent municipal bond yields lower. Speculation that the Fed might pause its interest rate increases reinforced the downward trend, with municipal bond yields--especially those on intermediate- and longer-term maturities--falling substantially during March 2019 amid signs the Fed might not raise interest rates at all in 2019.

    Tax-exempt bonds also benefited from supply-and-demand dynamics. Supply was tight, as new issuance generally failed to keep pace with demand. The drop in new issuance was due in large part to tax law changes, effective
    January 1, 2018, that eliminated the tax exemption for advance refunding bonds. Demand was intense, with many new deals significantly oversubscribed as investors sought to reinvest the proceeds from maturing and called bonds. The buying was dominated by U.S. individuals, who broadly tend to favor municipal bonds for their relative safety and incremental yield. Some observers suggested that a $10,000 cap on state and local tax deductions contributed to U.S. individuals' appetite for tax-advantaged investments.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    The municipal bond yield curve flattened during the reporting period, as intermediate- and longer-term yields fell more than shorter-term yields. The yields on three-year, 10-year, and 30-year AAA general obligation bonds fell 26, 56, and 35 basis points, respectively. (A basis point is 1/100(th) of a percent.) Meanwhile, municipal bond credit spreads tightened as investors searched for yield opportunities. (Municipal bond credit spreads are the difference in yields between municipal bonds with similar maturities but different credit ratings.)

    Municipal bond credit quality remained solid during the reporting period, largely due to increasing revenues and sound fiscal management. State and local governments, which have broad taxing powers, are required by law to balance their budgets. Many continued to take action during the reporting period to address tough fiscal challenges.

o HOW DID THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2019, the Fund Shares and Adviser Shares had a total return of 2.52% and 2.27%, respectively, versus an average return of 2.18% amongst the funds in the Lipper Short Municipal Debt Funds category. This compares to returns of 2.15% for the Lipper Short Municipal Debt Funds Index, 3.02% for the Bloomberg Barclays Municipal Short (1-5 Years) Index*, and 5.38% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 1.81% and 1.57%, respectively, compared to the Lipper category average of 1.42%.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of August 1, 2018, the Bloomberg Barclays Municipal Short (1-5 Years) Index replaced the Bloomberg Barclays Municipal Bond Index as the Fund's primary broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

2  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

    During the reporting period, we continued to invest a portion of the portfolio in variable rate demand notes (VRDNs). The VRDNs owned by the Fund have interest rates that adjust daily/weekly to the market. The interest rates on these very short-term securities declined slightly during the reporting period, but they remained higher than their historic lows of the recent past. As a result, they continued to generate income for the Fund. Furthermore, because the Fund's holdings of VRDNs possess a "demand" feature that allows us to sell the bond at par value upon notice of seven days or less, they help us reduce share price volatility and also give us the flexibility to act when attractive opportunities arise.

    Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the portfolio.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund continues to hold a diversified portfolio of short-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.
    o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INVESTMENT OVERVIEW

                       o AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 o

----------------------------------------------------------------------------------------------------
                                                                                SINCE      INCEPTION
                                         1 YEAR      5 YEAR      10 YEAR      INCEPTION*      DATE
----------------------------------------------------------------------------------------------------
Fund Shares                               2.52%       1.14%        2.11%              -         -
Adviser Shares                            2.27%       0.90%           -            1.36%     8/01/10
Bloomberg Barclays Municipal
  Short (1-5 Years) Index**               3.02%       1.38%        1.89%              -         -
Bloomberg Barclays Municipal
  Bond Index***                           5.38%       3.73%        4.71%              -         -
Lipper Short Municipal
  Debt Funds Index****                    2.15%       0.96%        1.38%              -         -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**As of August 1, 2018, the Bloomberg Barclays Municipal 1-5 Years Blend Index replaced the Bloomberg Barclays Municipal Bond Index as it more closely represents the securities held by the Fund. The Bloomberg Barclays 1-5 Years Municipal Blend Index is a market value-weighted index which covers the short components of the Bloomberg Barclays Municipal Bond Index.

***The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Bloomberg Barclays Municipal Bond Index because it does not reflect any deduction for fees, expenses, or taxes.

****The unmanaged Lipper Short Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Short Municipal Debt Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2019

--------------------------------------------------------------------------------
                   TOTAL RETURN     =     DIVIDEND RETURN     +     PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS              2.11%         =         2.01%           +         0.10%
5 YEARS               1.14%         =         1.57%           +        -0.43%
1 YEAR                2.52%         =         1.85%           +         0.67%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2010 - MARCH 31, 2019

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

--------------------------------------------------------------------------------------
                                                                            CHANGE IN
                         TOTAL RETURN            DIVIDEND RETURN           SHARE PRICE
--------------------------------------------------------------------------------------
3/31/10                     5.46%                    3.15%                   2.31%
3/31/11                     2.62%                    2.71%                  -0.09%
3/31/12                     4.40%                    2.61%                   1.79%
3/31/13                     2.42%                    2.05%                   0.37%
3/31/14                     0.60%                    1.80%                  -1.20%
3/31/15                     1.29%                    1.57%                  -0.28%
3/31/16                     0.62%                    1.46%                  -0.84%
3/31/17                     0.62%                    1.46%                  -0.84%
3/31/18                     1.20%                    1.58%                  -0.38%
3/31/19                     2.52%                    1.85%                   0.67%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/19, and assuming marginal federal tax
rates of:                              24.00%     32.00%     38.80%*     40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD         DIVIDEND RETURN
-------------------------------------------------------------------------------
10 Years           2.01%                2.64%      2.96%      3.28%       3.40%
5 Years            1.57%                2.07%      2.31%      2.57%       2.65%
1 Year             1.85%                2.43%      2.72%      3.02%       3.13%

To match the Fund Shares' closing 30-day SEC Yield of 1.60% on 3/31/19
A FULLY TAXABLE INVESTMENT MUST PAY:    2.11%      2.35%      2.61%       2.70%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.37% on 3/31/19 and assuming marginal federal tax
rates of:                              24.00%     32.00%     38.80%*     40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY:    1.80%      2.01%      2.24%       2.31%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

8  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                         o GROWTH OF $10,000 INVESTMENT o

                      [CHART OF GROWTH OF $10,000 INVESTMENT]

                          BLOOMBERG                   USAA                 BLOOMBERG BARCLAYS          LIPPER SHORT
                           BARCLAYS                TAX EXEMPT                MUNICIPAL BOND              MUNICIPAL
                          MUNICIPAL                SHORT-TERM                  SHORT (1-5)              DEBT FUNDS
                          BOND INDEX               FUND SHARES                   INDEX                     INDEX
03/31/09                 $10,000.00                $10,000.00                  $10,000.00                $10,000.00
04/30/09                  10,199.77                 10,063.00                    10043.27                 10,045.27
05/31/09                  10,307.67                 10,123.00                   10,052.43                 10,086.18
06/30/09                  10,211.11                 10,143.00                   10,061.60                 10,105.75
07/31/09                  10,381.95                 10,214.00                   10,173.08                 10,159.77
08/31/09                  10,559.44                 10,269.00                   10,175.12                 10,185.64
09/30/09                  10,938.39                 10,371.00                   10,261.66                 10,253.36
10/31/09                  10,708.78                 10,355.00                   10,233.15                 10,242.08
11/30/09                  10,797.26                 10,427.00                   10,327.84                 10,285.35
12/31/09                  10,833.75                 10,442.00                   10,340.05                 10,297.66
01/31/10                  10,890.17                 10,502.00                   10,376.20                 10,324.77
02/28/10                  10,995.73                 10,564.00                   10,419.47                 10,347.16
03/31/10                  10,969.40                 10,546.00                   10,376.20                 10,337.58
04/30/10                  11,102.71                 10,600.00                   10,422.52                 10,356.17
05/31/10                  11,185.98                 10,631.00                   10,465.79                 10,375.75
06/30/10                  11,192.63                 10,655.00                   10,490.74                 10,386.22
07/31/10                  11,332.20                 10,730.00                   10,574.22                 10,427.05
08/31/10                  11,591.65                 10,813.00                   10,628.69                 10,461.86
09/30/10                  11,573.54                 10,816.00                   10,603.24                 10,455.71
10/31/10                  11,541.48                 10,829.00                   10,612.40                 10,462.28
11/30/10                  11,310.69                 10,793.00                   10,568.11                 10,445.51
12/31/10                  11,091.51                 10,748.00                   10,532.99                 10,428.85
01/31/11                  11,009.80                 10,741.00                   10,536.04                 10,432.52
02/28/11                  11,185.07                 10,797.00                   10,570.15                 10,453.83
03/31/11                  11,147.80                 10,822.00                   10,604.76                 10,471.83
04/30/11                  11,347.44                 10,888.00                   10,661.27                 10,507.30
05/31/11                  11,541.35                 10,963.00                   10,721.34                 10,554.29
06/30/11                  11,581.62                 11,008.00                   10,747.81                 10,577.17
07/31/11                  11,699.81                 11,073.00                   10,797.19                 10,613.60
08/31/11                  11,899.97                 11,127.00                   10,861.84                 10,646.98
09/30/11                  12,022.99                 11,142.00                   10,847.08                 10,651.24
10/31/11                  11,978.29                 11,122.00                   10,812.46                 10,636.66
11/30/11                  12,049.05                 11,156.00                   10,840.97                 10,655.03
12/31/11                  12,278.27                 11,223.00                   10,895.95                 10,689.34
01/31/12                  12,562.22                 11,286.00                   10,954.49                 10,729.64
02/29/12                  12,574.60                 11,318.00                   10,988.60                 10,754.41
03/31/12                  12,492.90                 11,299.00                   10,962.13                 10,741.71
04/30/12                  12,637.02                 11,340.00                   10,996.23                 10,767.98
05/31/12                  12,741.93                 11,382.00                   11,014.05                 10,784.22
06/30/12                  12,728.24                 11,390.00                   11,021.69                 10,788.55
07/31/12                  12,929.97                 11,429.00                   11,059.87                 10,813.71
08/31/12                  12,944.69                 11,449.00                   11,066.99                 10,822.84
09/30/12                  13,022.88                 11,465.00                   11,087.35                 10,838.24
10/31/12                  13,059.63                 11,485.00                   11,088.37                 10,843.49
11/30/12                  13,274.78                 11,518.00                   11,104.15                 10,864.37
12/31/12                  13,110.71                 11,505.00                   11,084.30                 10,847.62
01/31/13                  13,165.32                 11,512.00                   11,111.79                 10,865.52
02/28/13                  13,205.19                 11,552.00                   11,138.77                 10,882.33
03/31/13                  13,148.24                 11,571.00                   11,146.41                 10,887.89
04/30/13                  13,292.37                 11,589.00                   11,166.77                 10,901.09
05/31/13                  13,130.00                 11,577.00                   11,152.51                 10,892.79
06/30/13                  12,758.22                 11,519.00                   11,077.68                 10,841.57
07/31/13                  12,646.67                 11,525.00                   11,115.35                 10,850.44
08/31/13                  12,466.18                 11,512.00                   11,106.70                 10,836.79
09/30/13                  12,734.50                 11,539.00                   11,150.99                 10,858.12
10/31/13                  12,835.10                 11,567.00                   11,203.93                 10,885.89
11/30/13                  12,808.65                 11,574.00                   11,212.07                 10,890.40
12/31/13                  12,775.94                 11,580.00                   11,211.06                 10,891.04
01/31/14                  13,024.84                 11,619.00                   11,253.31                 10,923.54
02/28/14                  13,177.57                 11,657.00                   11,293.02                 10,951.44
03/31/14                  13,199.72                 11,640.00                   11,254.33                 10,928.96
04/30/14                  13,358.31                 11,668.00                   11,282.33                 10,951.62
05/31/14                  13,530.32                 11,697.00                   11,317.45                 10,976.12
06/30/14                  13,542.05                 11,702.00                   11,328.14                 10,974.54
07/31/14                  13,565.90                 11,706.00                   11,335.78                 10,978.04
08/31/14                  13,730.22                 11,733.00                   11,367.85                 10,995.00
09/30/14                  13,744.17                 11,736.00                   11,365.30                 11,003.76
10/31/14                  13,838.39                 11,751.00                   11,379.05                 11,013.06
11/30/14                  13,862.36                 11,754.00                   11,386.68                 11,013.20
12/31/14                  13,932.21                 11,758.00                   11,358.18                 11,004.83
01/31/15                  14,179.16                 11,794.00                   11,436.06                 11,046.74
02/28/15                  14,032.94                 11,787.00                   11,409.08                 11,028.98
03/31/15                  14,073.47                 11,790.00                   11,404.50                 11,026.65
04/30/15                  13,999.58                 11,772.00                   11,400.43                 11,020.82
05/31/15                  13,960.88                 11,754.00                   11,380.57                 11,002.28
06/30/15                  13,948.24                 11,748.00                   11,402.46                 11,006.96
07/31/15                  14,049.23                 11,774.00                   11,438.61                 11,023.16
08/31/15                  14,076.86                 11,766.00                   11,450.32                 11,027.37
09/30/15                  14,178.76                 11,793.00                   11,486.97                 11,046.18
10/31/15                  14,235.19                 11,819.00                   11,517.51                 11,064.70
11/30/15                  14,291.75                 11,821.00                   11,497.66                 11,054.00
12/31/15                  14,392.22                 11,825.00                    11495.62                 11,057.72
01/31/16                  14,563.97                 11,859.00                    11567.40                 11,095.23
02/29/16                  14,586.78                 11,861.00                    11604.56                 11,110.68
03/31/16                  14,633.04                 11,863.00                    11577.07                 11,096.57
04/30/16                  14,740.68                 11,878.00                    11605.58                 11,116.32
05/31/16                  14,780.55                 11,881.00                    11597.43                 11,112.76
06/30/16                  15,015.64                 11,929.00                    11652.92                 11,148.91
07/31/16                  15,024.76                 11,943.00                    11684.48                 11,166.02
08/31/16                  15,045.09                 11,945.00                    11671.25                 11,165.64
09/30/16                  14,970.03                 11,938.00                    11628.49                 11,147.50
10/31/16                  14,812.87                 11,918.00                    11616.27                 11,142.02
11/30/16                  14,260.47                 11,796.00                    11470.68                 11,050.83
12/31/16                  14,427.92                 11,810.00                    11503.77                 11,063.64
01/31/17                  14,523.05                 11,835.00                    11581.14                 11,103.57
02/28/17                  14,623.92                 11,860.00                    11644.78                 11,138.46
03/31/17                  14,655.58                 11,875.00                    11642.23                 11,140.06
04/30/17                  14,761.92                 11,912.00                    11679.39                 11,165.02
05/31/17                  14,996.22                 11,950.00                    11737.43                 11,199.90
06/30/17                  14,942.40                 11,943.00                    11707.90                 11,189.82
07/31/17                  15,063.33                 11,979.00                    11757.28                 11,220.61
08/31/17                  15,178.01                 12,028.00                    11803.60                 11,251.69
09/30/17                  15,100.86                 12,021.00                    11765.42                 11,238.83
10/31/17                  15,137.61                 12,036.00                    11762.88                 11,240.27
11/30/17                  15,056.56                 12,006.00                    11665.65                 11,199.72
12/31/17                  15,213.97                 12,023.00                    11689.07                 11,211.97
01/31/18                  15,034.92                 12,018.00                    11705.36                 11,222.54
02/28/18                  14,989.97                 12,011.00                    11708.92                 11,226.33
03/31/18                  15,045.22                 12,018.00                    11700.77                 11,225.34
04/30/18                  14,991.53                 12,037.00                    11671.76                 11,219.30
05/31/18                  15,163.28                 12,077.00                    11735.90                 11,255.11
06/30/18                  15,176.18                 12,106.00                    11778.66                 11,279.45
07/31/18                  15,213.06                 12,133.00                    11814.29                 11,302.53
08/31/18                  15,252.03                 12,141.00                    11810.22                 11,308.28
09/30/18                  15,153.38                 12,135.00                    11765.93                 11,291.90
10/31/18                  15,060.07                 12,142.00                    11760.84                 11,292.75
11/30/18                  15,226.75                 12,174.00                    11820.40                 11,324.52
12/31/18                  15,409.05                 12,216.00                    11895.74                 11,363.95
01/31/19                  15,525.55                 12,258.00                    11961.92                 11,404.82
02/28/19                  15,608.69                 12,289.00                    12001.12                 11,429.63
03/31/19                  15,855.38                 12,320.00                    12054.06                 11,466.48

                                   [END CHART]

                       Data from 3/31/09 through 3/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Shares to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fess and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/19 o
                               (% of Net Assets)

General Obligation ....................................................... 21.9%
Hospital ................................................................. 18.4%
Electric Utilities ....................................................... 13.2%
Education ................................................................  7.8%
Special Assessment/Tax/Fee ...............................................  6.5%
Electric/Gas Utility .....................................................  5.6%
Toll Road ................................................................  3.5%
Appropriated Debt ........................................................  3.4%
Oil & Gas Refining & Marketing ...........................................  3.3%
Nursing/CCRC .............................................................  2.1%

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

10  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                         o PORTFOLIO RATINGS MIX - 3/31/19

                        [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         0.7%
AA                                                                         20.8%
A                                                                          47.9%
BBB                                                                        23.4%
BELOW INVESTMENT-GRADE                                                      1.4%
UNRATED                                                                     5.8%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2019:

                               TAX-EXEMPT
                              INCOME(1, 2)
                              ------------
                                  100%
                              ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

12  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT SHORT-TERM FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Short-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2019

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)         SECURITY                                                         RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
              MUNICIPAL OBLIGATIONS (100.7%)

              ALABAMA (0.7%)
$    10,000   Black Belt Energy Gas District (67% of 1 mo.
                LIBOR + 0.90%) (Put Date 12/01/2023)(a)                         2.57%(b)   12/01/2048   $    9,793
                                                                                                        ----------
              ALASKA (1.0%)
     15,000   Industrial Dev. & Export Auth.                                    3.50       12/01/2020       15,111
                                                                                                        ----------
              ARIZONA (5.3%)
     16,000   Health Facilities Auth. (MUNIPSA + 1.85%)
                (Put Date 2/05/2020)(a)                                         3.35(b)     2/01/2048       16,085
     25,000   Health Facilities Auth. (MUNIPSA + 1.85%)
                (Put Date 2/01/2023)(a)                                         3.35(b)     2/01/2048       26,049
      7,735   Maricopa County IDA (MUNIPSA + 0.80%)
                (Put Date 9/01/2024)(a)                                         2.30(b)     9/01/2048        7,740
     20,000   Phoenix IDA (LIQ - Barclays Bank plc)
                (LOC - Barclays Bank plc) (Put Date 4/05/2019)(c),(d)           1.54        6/01/2036       20,000
      8,000   Verrado Western Overlay Community Facilities District
                (LOC - Compass Bank) (Put Date 4/05/2019)(d)                    1.57        7/01/2029        8,000
      1,000   Yavapai County IDA                                                5.00        8/01/2019        1,010
      1,105   Yavapai County IDA                                                5.00        8/01/2020        1,150
                                                                                                        ----------
                                                                                                            80,034
                                                                                                        ----------
              ARKANSAS (1.5%)
     22,000   Dev. Finance Auth. (MUNIPSA + 1.10%)
                (Put Date 9/01/2019)(a)                                         2.60(b)     9/01/2044       22,005
                                                                                                        ----------
              CALIFORNIA (4.9%)
        500   Anaheim Public Financing Auth.                                    5.00        5/01/2022          555
        250   Anaheim Public Financing Auth.                                    5.00        5/01/2024          293
     15,000   Bay Area Toll Auth. (MUNIPSA + 0.70%)
                (Put Date 10/01/2019)(a)                                        2.20(b)     4/01/2047       15,000
      1,125   City of Irvine                                                    5.00        9/02/2021        1,219
     13,155   Educational Facility Auth. (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(c),(d)                                     1.95        3/01/2042       13,155
     15,000   Foothill-Eastern Transportation Corridor Agency
                (Put Date 1/15/2020)(a)                                         5.00        1/15/2053       15,136
      8,000   Infrastructure & Economic Dev. Bank
                (MUNIPSA + 1.20%) (Put Date 6/01/2022)(a)                       2.70(b)     8/01/2037        8,163

================================================================================

14  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)         SECURITY                                                         RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$       500   Los Angeles County                                                5.00%       3/01/2021   $      535
      1,000   Los Angeles County                                                5.00        9/01/2021        1,085
      2,000   Public Works Board                                                5.00        4/01/2019        2,000
      1,000   Public Works Board                                                5.00        4/01/2020        1,035
      1,500   Public Works Board                                                5.00        4/01/2021        1,603
      2,700   Public Works Board                                                5.00       11/01/2019        2,755
     10,940   Victorville JT Powers Finance Auth. (LOC - BNP
                Paribas) (Put Date 4/05/2019)(d)                                1.75        5/01/2040       10,940
                                                                                                        ----------
                                                                                                            73,474
                                                                                                        ----------
              COLORADO (1.0%)
      7,395   Arista Metropolitan District (LOC - Compass Bank)
                (Put Date 4/05/2019)(d)                                         1.57       12/01/2030        7,395
      1,250   Health Facilities Auth.                                           4.00       12/01/2019        1,267
      5,000   Health Facilities Auth. (LIQ - J.P. Morgan
                Chase & Co.) (Put Date 4/05/2019)(c),(d)                        1.85        9/06/2020        5,000
        213   Southlands Metropolitan District No. 1                            3.00       12/01/2022          213
      1,000   Southlands Metropolitan District No. 1                            3.50       12/01/2027        1,002
                                                                                                        ----------
                                                                                                            14,877
                                                                                                        ----------
              CONNECTICUT (1.3%)
      3,450   City of Bridgeport                                                5.00        8/15/2026        4,009
      1,190   City of New Haven                                                 5.00        8/01/2022        1,291
      1,000   City of New Haven                                                 5.00        8/01/2024        1,121
        580   City of New Haven                                                 5.00        8/01/2025          659
        580   City of New Haven                                                 5.00        8/01/2026          666
      1,000   City of New Haven                                                 5.00        8/01/2027        1,157
      2,235   City of West Haven (INS - Assured Guaranty
                Municipal Corp.)                                                5.00        8/01/2020        2,318
        300   City of West Haven                                                3.00       11/01/2019          300
        800   City of West Haven                                                4.00       11/01/2021          819
        800   City of West Haven                                                5.00       11/01/2023          861
        815   City of West Haven                                                5.00       11/01/2024          888
        650   City of West Haven                                                5.00       11/01/2027          727
      4,385   Harbor Point Infrastructure Improvement District(c)               5.00        4/01/2022        4,614
                                                                                                        ----------
                                                                                                            19,430
                                                                                                        ----------
              DISTRICT OF COLUMBIA (1.3%)
     20,000   District (LIQ - Deutsche Bank A.G.) (LOC -
                Deutsche Bank A.G.) (Put Date 4/05/2019)(c),(d)                 1.73       10/01/2041       20,000
                                                                                                        ----------
              FLORIDA (3.2%)
      2,750   City of Atlantic Beach                                            3.00       11/15/2023        2,764
      4,500   City of Gulf Breeze                                               3.10       12/01/2020        4,590
      1,000   City of Jacksonville                                              5.00       10/01/2019        1,017

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)         SECURITY                                                         RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$     4,580   City of Jacksonville                                              5.00%      10/01/2020   $    4,803
      2,600   City of Jacksonville (Put Date 4/01/2019)(d)                      1.51        5/01/2029        2,600
      7,400   Escambia County (Put Date 4/01/2019)(d)                           1.52        4/01/2039        7,400
      1,385   Higher Educational Facilities Financial Auth.                     5.00        4/01/2021        1,473
      2,585   Lee County IDA                                                    4.75       10/01/2022        2,733
      1,250   Miami Beach Health Facilities Auth.                               5.00       11/15/2020        1,309
      1,775   Miami Beach Health Facilities Auth.                               5.00       11/15/2019        1,807
         25   Miami-Dade County IDA (Put Date 4/01/2019)(d)                     1.51        6/01/2021           25
      1,915   Pinellas County Educational Facilities Auth.                      4.00       10/01/2020        1,949
      1,325   Southeast Overtown Park West Community
                Redev. Agency(c)                                                5.00        3/01/2020        1,364
      1,000   Southeast Overtown Park West Community
                Redev. Agency(c)                                                5.00        3/01/2023        1,107
     12,750   St. Lucie County (Put Date 4/01/2019)(d)                          1.50        9/01/2028       12,750
                                                                                                        ----------
                                                                                                            47,691
                                                                                                        ----------
              GEORGIA (4.7%)
      2,300   Appling County Dev. Auth. (Put Date 4/01/2019)(d)                 1.60        9/01/2041        2,300
     10,000   Appling County Dev. Auth. (Put Date 4/01/2020)(a)                 2.40        1/01/2038        9,995
      6,500   Appling County Dev. Auth. (Put Date 4/01/2019)(d)                 1.60        9/01/2029        6,500
     17,600   Burke County Dev. Auth. (Put Date 4/01/2019)(d)                   1.57       11/01/2052       17,600
      6,900   Burke County Dev. Auth. (Put Date 4/01/2019)(d)                   1.60        7/01/2049        6,900
      7,000   Floyd County Dev. Auth. (Put Date 4/01/2019)(d)                   1.60        9/01/2026        7,000
      1,000   Main Street Natural Gas, Inc.                                     5.00        5/15/2028        1,177
      1,775   Main Street Natural Gas, Inc.                                     5.00        5/15/2029        2,104
     10,800   Municipal Electric Auth. (LOC - PNC Finacial
                Services Group) (Put Date 4/05/2019)(d),(e)                     1.48        1/01/2048       10,800
      1,265   Private Colleges & Universities Auth.                             5.00       10/01/2019        1,284
      3,770   Private Colleges & Universities Auth.                             5.00       10/01/2020        3,933
      1,255   Private Colleges & Universities Auth.                             5.00       10/01/2019        1,274
                                                                                                        ----------
                                                                                                            70,867
                                                                                                        ----------
              GUAM (0.5%)
      1,500   Government                                                        5.00       12/01/2023        1,654
      2,000   Government                                                        5.00       12/01/2024        2,233
        860   Government Waterworks Auth.                                       5.00        7/01/2020          888
      1,000   Power Auth. (INS - Assured Guaranty Municipal Corp.)              5.00       10/01/2019        1,016
      1,500   Power Auth. (INS - Assured Guaranty Municipal Corp.)              5.00       10/01/2020        1,570
                                                                                                        ----------
                                                                                                             7,361
                                                                                                        ----------
              IDAHO (2.3%)
     19,885   American Falls Reservoir District
                (Put Date 4/05/2019)(d)                                         1.68        2/01/2025       19,885
      8,995   Housing & Finance Association
                (Put Date 4/05/2019)(a),(f)                                     1.68        1/01/2038        8,995

================================================================================

16  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)         SECURITY                                                         RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$     5,000   Nez Perce County                                                  2.75%      10/01/2024   $    5,095
                                                                                                        ----------
                                                                                                            33,975
                                                                                                        ----------
              ILLINOIS (10.1%)
      5,000   Chicago Board of Education (INS - Assured
                Guaranty Municipal Corp.)(LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(c),(d)                                     1.83       12/01/2039        5,000
     10,000   Chicago Board of Education (LIQ - Deutsche
                Bank A.G.) (LOC - Deutsche Bank A.G.)
                (Put Date 4/05/2019)(c),(d)                                     1.79       12/01/2039       10,000
     14,300   Chicago Board of Education (LIQ - Barclays
                Bank plc) (LOC - Barclays Bank plc)
                (Put Date 4/05/2019)(c),(d)                                     1.68        4/01/2046       14,300
     10,200   Chicago Park District (INS - Build America
                Mutual Assurance Co.) (LIQ - Citigroup, Inc.)
                (Put Date 4/05/2019)(c),(d)                                     1.80        1/01/2022       10,200
      1,720   Chicago Transit Auth.                                             5.00        6/01/2025        1,975
      1,000   Chicago Transit Auth.                                             5.00        6/01/2026        1,165
      4,000   Chicago Waterworks Revenue                                        5.00       11/01/2025        4,638
      1,000   Chicago Waterworks Revenue                                        5.00       11/01/2026        1,174
      2,000   Chicago Waterworks Revenue                                        5.00       11/01/2025        2,319
      2,500   Chicago Waterworks Revenue                                        4.00       11/01/2026        2,764
      1,735   City of Rosemont (INS - Assured Guaranty
                Municipal Corp.)                                                5.00       12/01/2022        1,901
      1,825   City of Rosemont (INS - Assured Guaranty
                Municipal Corp.)                                                5.00       12/01/2023        2,038
      1,915   City of Rosemont (INS - Assured Guaranty
                Municipal Corp.)                                                5.00       12/01/2024        2,180
     11,160   Cook County (LIQ - J.P.Morgan Chase & Co.)
                (Put Date 4/05/2019)(c),(d)                                     1.73       11/15/2020       11,160
      1,000   Finance Auth.                                                     5.00        7/01/2019        1,007
      1,420   Finance Auth.                                                     5.00        7/01/2020        1,473
     10,000   Finance Auth.                                                     4.00        2/15/2025       11,171
      9,000   Finance Auth. (MUNIPSA + 0.75%)
                (Put Date 7/01/2023)(a)                                         2.25(b)     1/01/2046        9,000
      2,085   Madison County Community Unit School District
                No. 7 (INS - Build America Mutual Assurance Co.)                4.00       12/01/2020        2,162
      4,160   Railsplitter Tobacco Settlement Auth.                             5.25        6/01/2020        4,325
      1,090   Railsplitter Tobacco Settlement Auth.                             5.25        6/01/2021        1,168
     17,390   Sports Facilities Auth. (LIQ - Barclays
                Bank plc) (LOC - Barclays Bank plc)
                (Put Date 4/05/2019)(c),(d)                                     1.56        6/15/2032       17,390

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                                                  PORTFOLIO OF INVESTMENTS |  17

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
------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)         SECURITY                                                         RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$     7,000   State (LIQ - Barclays Bank plc) (LOC - Barclays
                Bank plc) (Put Date 4/05/2019)(c),(d)                           1.56%       2/01/2039   $    7,000
     15,000   State (INS - Build America Mutual Assurance Co.)                  5.00       11/01/2025       17,051
      3,000   State                                                             5.00       10/01/2023        3,251
      5,000   State(g)                                                          5.00        9/01/2025        5,505
                                                                                                        ----------
                                                                                                           151,317
                                                                                                        ----------
              INDIANA (1.0%)
      5,000   Finance Auth.                                                     2.95       10/01/2022        5,170
     10,000   Hammond Local Public Improvement Bond Bank                        3.10       12/31/2019       10,061
                                                                                                        ----------
                                                                                                            15,231
                                                                                                        ----------
              KANSAS (1.2%)
      1,700   City of Burlington (Put Date 4/05/2019)(d)                        1.82        9/01/2035        1,700
     15,000   City of Wamego (Put Date 4/05/2019)(d)                            1.79        4/15/2032       15,000
      1,120   City of Wichita                                                   3.00        9/01/2023        1,128
                                                                                                        ----------
                                                                                                            17,828
                                                                                                        ----------
              KENTUCKY (2.2%)
      3,500   Economic Dev. Finance Auth. (Put Date 6/03/2019)(a)               1.95        4/01/2031        3,501
      8,650   Economic Dev. Finance Auth. (Put Date 4/05/2019)(d)               1.71        5/01/2034        8,650
     10,000   Public Energy Auth. (Put Date 6/01/2025)(a)                       4.00       12/01/2049       10,836
     10,000   Public Energy Auth. (MUNIPSA + 1.05%)
                (Put Date 6/01/2025)(a)                                         2.55(b)    12/01/2049       10,010
                                                                                                        ----------
                                                                                                            32,997
                                                                                                        ----------
              LOUISIANA (3.8%)
      8,300   Public Facilities Auth. (Put Date 4/01/2019)(d)                   1.45       12/01/2043        8,300
     10,000   Public Facilities Auth. (MUNIPSA + 0.65%)
                (Put Date 9/01/2023)(a)                                         2.15(b)     9/01/2057       10,005
      4,000   St. Charles Parish (Put Date 6/01/2022)(a)                        4.00       12/01/2040        4,178
     14,000   St. James Parish (Put Date 4/05/2019)(d)                          1.68       11/01/2040       14,000
     14,400   St. James Parish (Put Date 4/05/2019)(d)                          1.68       11/01/2040       14,400
      5,000   Tobacco Settlement Financing Corp.                                5.00        5/15/2022        5,424
                                                                                                        ----------
                                                                                                            56,307
                                                                                                        ----------
              MARYLAND (0.4%)
      1,500   EDC                                                               5.00        6/01/2025        1,725
      2,000   EDC                                                               5.00        6/01/2026        2,335
      1,340   EDC                                                               5.00        6/01/2027        1,584
                                                                                                        ----------
                                                                                                             5,644
                                                                                                        ----------
              MASSACHUSETTS (1.1%)
      1,250   Dev. Finance Agency                                               5.00        7/01/2025        1,452
      1,500   Dev. Finance Agency                                               5.00        7/01/2026        1,766

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18  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)         SECURITY                                                         RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$    12,000   Dev. Finance Agency (MUNIPSA + 0.48%)
                (Put Date 1/29/2020)(a)                                         1.98%(b)    7/01/2050   $   12,010
      1,425   Dev. Finance Agency                                               5.00        7/01/2029        1,717
                                                                                                        ----------
                                                                                                            16,945
                                                                                                        ----------
              MICHIGAN (0.2%)
      2,625   Grand Traverse County Hospital Finance Auth.                      5.00        7/01/2019        2,646
                                                                                                        ----------
              MINNESOTA (0.7%)
      1,250   City of St. Paul Housing & Redev. Auth. (ETM)                     5.00       11/15/2020        1,318
      1,575   City of St. Paul Housing & Redev. Auth. (ETM)                     5.00       11/15/2021        1,711
      7,000   Kanabec Hospital                                                  2.75       12/01/2019        7,001
                                                                                                        ----------
                                                                                                            10,030
                                                                                                        ----------
              MISSISSIPPI (4.0%)
      1,200   Business Finance Corp. (Put Date 4/01/2019)(d),(e)                1.48       11/01/2035        1,200
      8,260   Business Finance Corp. (Put Date 4/01/2019)(d)                    1.48       12/01/2030        8,260
      4,000   Business Finance Corp.                                            3.20        9/01/2028        4,033
     10,000   Hospital Equipment & Facilities Auth.                             5.00        9/01/2024       11,281
      7,000   Hospital Equipment & Facilities Auth.
                (MUNIPSA + 1.30%) (Put Date 8/15/2020)(a)                       2.80(b)     8/15/2036        7,038
      5,500   Jackson County (Put Date 4/01/2019)(d)                            1.48        6/01/2023        5,500
     20,100   Perry County Pollution Control (NBGA - Georgia-
                Pacific LLC) (Put Date 4/05/2019)(c),(d)                        1.65        2/01/2022       20,100
      2,000   Warren County (Put Date 9/01/2023)(a)                             2.90        9/01/2032        2,038
                                                                                                        ----------
                                                                                                            59,450
                                                                                                        ----------
              MISSOURI (0.3%)
      5,000   Sikeston Electric System Revenue (INS - Build
                America Mutual Assurance Co.)                                   5.00        6/01/2020        5,181
                                                                                                        ----------
              MONTANA (0.6%)
      6,000   City of Forsyth                                                   2.00        8/01/2023        6,023
      3,370   State Board of Regents (MUNIPSA + 0.45%)
                (Put Date 9/01/2023)(a)                                         1.95(b)    11/15/2035        3,371
                                                                                                        ----------
                                                                                                             9,394
                                                                                                        ----------
              NEVADA (0.3%)
      4,400   Washoe County (Put Date 6/01/2022)(a)                             3.00        3/01/2036        4,532
                                                                                                        ----------
              NEW JERSEY (13.8%)
      5,110   Borough of Eatontown                                              3.00        9/27/2019        5,140
        400   Building Auth. (ETM)                                              3.00        6/15/2023          421
      1,595   Building Auth. (ETM)                                              5.00        6/15/2024        1,856
        600   Building Auth.                                                    3.00        6/15/2023          611
      2,405   Building Auth.                                                    5.00        6/15/2024        2,685
      1,000   Casino Reinvestment Dev. Auth. (INS -
                Assured Guaranty Municipal Corp.)                               5.00       11/01/2024        1,125

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                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)         SECURITY                                                         RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$     6,495   City of Kearny                                                    2.75%       4/25/2019   $    6,497
     10,000   City of Newark                                                    3.00        7/31/2019       10,031
     14,825   City of Newark                                                    3.50       10/09/2019       14,938
      7,100   City of Newark                                                    3.50       12/20/2019        7,172
     20,000   EDA                                                               5.00        6/15/2022       21,639
      7,000   EDA                                                               5.00        6/15/2023        7,708
      8,000   EDA                                                               5.00        6/15/2020        8,284
      7,000   EDA                                                               5.00        6/15/2021        7,438
      1,690   EDA (LOC - Valley National Bank)
                (Put Date 4/05/2019)(d)                                         1.80        3/01/2031        1,690
      8,305   EDA (LOC - Valley National Bank)
                (Put Date 4/05/2019)(d)                                         1.79       11/01/2040        8,305
     10,810   EDA (LOC - Valley National Bank)
                (Put Date 4/05/2019)(d)                                         1.79       11/01/2040       10,810
      7,300   EDA (ETM)                                                         5.25        9/01/2019        7,409
      2,700   EDA                                                               5.25        9/01/2019        2,738
      4,735   Educational Facilities Auth.                                      5.00        9/01/2022        5,147
      4,730   Educational Facilities Auth.                                      4.00        9/01/2024        5,048
      4,000   Educational Facilities Auth.                                      5.00        9/01/2023        4,422
      2,000   Health Care Facilities Financing Auth.                            5.00        7/01/2019        2,016
      2,000   Health Care Facilities Financing Auth.                            5.00        7/01/2020        2,082
      6,721   Kearny Board of Education                                         2.75        7/10/2019        6,725
      6,000   Lyndhurst Township School District                                3.00        9/13/2019        6,033
      2,000   Tobacco Settlement Financing Corp.                                3.20        6/01/2027        2,063
     12,846   Township of Belleville                                            3.00        5/24/2019       12,862
      4,275   Township of Harmony                                               2.50        4/18/2019        4,276
      3,160   Transportation Trust Fund Auth. (INS -
                National Public Finance Guarantee Corp.)                        5.50       12/15/2020        3,347
      5,000   Transportation Trust Fund Auth. (INS - Assured
                Guaranty Municipal Corp.)                                       5.25       12/15/2020        5,279
      1,500   Transportation Trust Fund Auth.                                   5.00        6/15/2022        1,623
      3,835   Transportation Trust Fund Auth.                                   5.00        6/15/2023        4,232
      5,095   Transportation Trust Fund Auth.                                   5.00        6/15/2024        5,767
     10,000   Transportation Trust Fund Auth.
                (MUNIPSA + 1.20%) (Put Date 12/15/2021)(a)                      2.70(b)     6/15/2034       10,080
                                                                                                        ----------
                                                                                                           207,499
                                                                                                        ----------
              NEW MEXICO (1.7%)
      5,000   City of Farmington (Put Date 4/01/2020)(a)                        1.88        4/01/2029        4,966
      5,000   City of Farmington (Put Date 4/01/2020)(a)                        1.88        4/01/2029        4,966
      7,000   City of Farmington (Put Date 4/01/2020)(a)                        1.88        4/01/2029        6,952
      6,000   City of Farmington (Put Date 10/01/2021)(a)                       1.88        4/01/2033        5,934
      2,000   City of Farmington (Put Date 6/01/2022)(a)                        2.13        6/01/2040        1,982
                                                                                                        ----------
                                                                                                            24,800
                                                                                                        ----------

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20  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)         SECURITY                                                         RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
              NEW YORK (10.3%)
$     4,000   City of Long Beach                                                2.50%       6/21/2019   $    4,005
     16,000   City of Long Beach                                                2.75        9/06/2019       16,056
      6,230   City of New York (LOC - Mizuho Bank Ltd.)
                (Put Date 4/01/2019)(d)                                         1.65       10/01/2040        6,230
      5,297   City of Newburgh                                                  2.75        8/02/2019        5,310
      1,820   City of Poughkeepsie                                              4.00        5/03/2019        1,822
      5,540   City of Watertown                                                 2.25        4/18/2019        5,541
      1,200   Dormitory Auth.(c)                                                5.00       12/01/2024        1,369
      1,200   Dormitory Auth.(c)                                                5.00       12/01/2025        1,393
      6,000   Energy Research & Dev. Auth. (Put Date 5/01/2020)(a)              2.00        2/01/2029        6,027
     10,000   Hempstead Union Free School District                              2.75        6/27/2019       10,018
      3,000   Housing Finance Agency (LOC - Landesbank
                Hessen-Thuringen) (Put Date 4/01/2019)(d)                       1.51        5/01/2042        3,000
      5,000   Long Island Power Auth. (70% of 1 mo.
                LIBOR + 0.75%) (Put Date 10/01/2023)(a)                         2.49(b)     5/01/2033        5,012
      4,000   Long Island Power Auth. (70% of 1 mo.
                LIBOR + 0.75%) (Put Date 10/01/2023)(a)                         2.49(b)     5/01/2033        4,009
      5,170   Monroe County                                                     5.00        6/01/2020        5,377
     12,000   MTA (MUNIPSA + 0.58%) (Put Date 11/01/2019)(a)                    2.08(b)    11/01/2031       12,002
      8,000   MTA (MUNIPSA + 0.45%) (Put Date 11/15/2022)(a)                    1.95(b)    11/15/2044        7,957
     10,000   MTA (MUNIPSA + 0.50%) (Put Date 3/01/2022)(a)                     2.00(b)    11/15/2042       10,002
        500   Niagara Area Dev. Corp.(c)                                        3.50       11/01/2024          511
      4,455   Owego Apalachin CSD                                               2.63       10/25/2019        4,458
      1,520   Rockland County                                                   3.50       10/01/2019        1,534
      1,575   Rockland County                                                   3.50       10/01/2020        1,611
      2,500   Rockland County (INS - Assured Guaranty
                Municipal Corp.)                                                5.00        3/01/2023        2,816
      1,600   Rockland County (INS - Assured Guaranty
                Municipal Corp.)                                                5.00        3/01/2024        1,848
      2,500   Suffolk County EDC                                                5.00        7/01/2019        2,520
      2,640   Suffolk County EDC                                                5.00        7/01/2020        2,742
      3,000   Town of Canadice                                                  3.00        7/19/2019        3,008
      8,000   Utica CSD                                                         2.50        6/25/2019        8,010
      8,505   Utica CSD                                                         2.50        7/19/2019        8,518
      5,000   Utica CSD                                                         2.75        7/19/2019        5,012
      7,000   Wyandanch Union Free School District                              2.50        6/21/2019        7,007
                                                                                                        ----------
                                                                                                           154,725
                                                                                                        ----------
              NORTH CAROLINA (0.9%)
     13,125   Capital Facilities Finance Agency
                (Put Date 6/03/2019)(a)                                         1.95        7/01/2034       13,127
                                                                                                        ----------

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                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)         SECURITY                                                         RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
              OHIO (1.9%)
$     5,000   American Municipal Power, Inc.
                (Put Date 8/15/2021)(a)                                         2.25%       2/15/2048   $    5,026
      1,000   Higher Educational Facility Commission                            5.00        5/01/2021        1,060
        500   Higher Educational Facility Commission                            5.00        5/01/2022          543
        550   Higher Educational Facility Commission                            5.00        5/01/2023          610
      1,000   Higher Educational Facility Commission                            5.00        5/01/2024        1,132
      1,160   Lucas County                                                      5.00       11/15/2019        1,181
      1,150   Southeastern Port Auth.                                           5.00       12/01/2021        1,210
      1,000   Southeastern Port Auth.                                           5.00       12/01/2025        1,103
      5,500   State (Put Date 4/05/2019)(a),(f)                                 1.75        1/15/2045        5,500
      3,500   State (Put Date 6/03/2019)(a)                                     1.95       11/01/2035        3,500
      1,800   Water Dev. Auth.                                                  1.55        7/01/2021        1,771
      7,000   Water Dev. Auth. (Put Date 6/03/2019)(a),(h),(i)                  4.00        6/01/2033        6,020
                                                                                                        ----------
                                                                                                            28,656
                                                                                                        ----------
              OKLAHOMA (1.9%)
        500   Dev. Finance Auth.                                                5.00        8/15/2023          554
        600   Dev. Finance Auth.                                                5.00        8/15/2024          675
        550   Dev. Finance Auth.                                                5.00        8/15/2025          629
      5,940   Municipal Power Auth. (MUNIPSA + 0.39%)                           1.89(b)     1/01/2023        5,923
     21,390   Muskogee Industrial Trust (Put Date 4/05/2019)(d)                 1.63        1/01/2025       21,390
                                                                                                        ----------
                                                                                                            29,171
                                                                                                        ----------
              PENNSYLVANIA (7.0%)
      1,800   Allegheny County Hospital Dev. Auth.
                (LIQ - Royal Bank of Canada) (LOC - Royal
                Bank of Canada) (Put Date 4/01/2019)(c),(d)                     1.55        4/01/2022        1,800
      7,575   Berks County Municipal Auth.
                (MUNIPSA + 1.50%) (Put Date 7/01/2022)(a)                       3.00(b)    11/01/2039        7,683
      1,000   Bethlehem Auth. (INS - Build America
                Mutual Assurance Co.)                                           5.00       11/15/2020        1,052
        705   Chester County IDA                                                3.75       10/01/2024          720
      1,165   Coatesville School District (Zero Coupon)                         0.00        8/15/2019        1,155
      5,305   Coatesville School District (Zero Coupon)                         0.00        8/15/2020        5,125
      1,000   Coatesville School District (INS - Assured
                Guaranty Municipal Corp.)                                       5.00        8/01/2024        1,131
        800   Coatesville School District (INS - Assured
                Guaranty Municipal Corp.)                                       5.00        8/01/2025          920
      2,000   Commonwealth Financing Auth.                                      5.00        6/01/2026        2,367
      1,870   Cumberland County Municipal Auth.                                 3.25       12/01/2022        1,892
      7,000   Geisinger Auth. (67% of 1 mo. LIBOR + 1.07%)
                (Put Date 6/01/2024)(a)                                         2.75(b)     6/01/2028        7,133
      6,000   General Auth. of Southcentral Pennsylvania
                (MUNIPSA + 0.60%) (Put Date 6/01/2024)(a),(g)                   2.10(b)     6/01/2049        6,002

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22  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)         SECURITY                                                         RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$       600   Higher Educational Facilities Auth.                               5.00%       7/15/2020   $      622
      1,090   Higher Educational Facilities Auth.                               5.00        7/15/2021        1,155
        500   Hospitals & Higher Education Facilities Auth.                     5.00        7/01/2019          503
      1,595   Hospitals & Higher Education Facilities Auth.                     5.00        7/01/2022        1,717
        550   Luzerne County IDA (INS - Assured
                Guaranty Municipal Corp.)                                       5.00       12/15/2025          632
        500   Luzerne County IDA (INS - Assured
                Guaranty Municipal Corp.)                                       5.00       12/15/2026          572
      1,000   Luzerne County IDA (INS - Assured Guaranty
                Municipal Corp.)                                                5.00       12/15/2027        1,137
      6,250   Montgomery County Higher Education &
                Health Auth. (MUNIPSA + 0.72%)
                (Put Date 9/01/2023)(a)                                         2.22(b)     9/01/2051        6,253
      5,000   Montgomery County IDA (Put Date 9/01/2020)(a)                     2.60        3/01/2034        5,012
      7,000   Northampton County General Purpose Auth.
                (MUNIPSA + 1.40%) (Put Date 8/15/2020)(a)                       2.90(b)     8/15/2043        7,048
      1,855   Northampton County General Purpose Auth. (70%
                of 1 mo. LIBOR + 1.04%) (Put Date 8/15/2024)(a)                 2.78(b)     8/15/2048        1,861
      5,000   School District of Philadelphia                                   5.00        9/01/2021        5,357
      5,500   School District of Philadelphia                                   5.00        9/01/2022        6,043
      2,435   Scranton School District                                          5.00        6/01/2023        2,660
      7,000   Scranton School District (68% of 1 mo.
                LIBOR + 0.85%) (Put Date 4/01/2021)(a),(i)                      2.54(b)     4/01/2031        7,011
      6,500   Turnpike Commission (MUNIPSA + 0.98%)                             2.48(b)    12/01/2021        6,564
      6,000   Turnpike Commission (MUNIPSA + 1.15%)                             2.65(b)    12/01/2019        6,008
      6,000   Turnpike Commission (MUNIPSA + 1.27%)                             2.77(b)    12/01/2020        6,059
      1,570   West Mifflin School District (INS - Assured
                Guaranty Municipal Corp.)                                       5.00       10/01/2021        1,674
                                                                                                        ----------
                                                                                                           104,868
                                                                                                        ----------
              PUERTO RICO (0.1%)
      1,000   Industrial Tourist Educational Medical and
                Environmental Control Facilities Financing Auth.                5.00        4/01/2019        1,000
        700   Industrial Tourist Educational Medical and
                Environmental Control Facilities Financing Auth.                4.00        4/01/2020          698
                                                                                                        ----------
                                                                                                             1,698
                                                                                                        ----------
              SOUTH CAROLINA (0.7%)
     10,000   Patriots Energy Group Financing Agency (67% of
                1 mo. LIBOR + 0.86%) (Put Date 2/01/2024)(a)                    2.53(b)    10/01/2048        9,948
                                                                                                        ----------
              TENNESSEE (1.1%)
     16,850   Chattanooga Health Educational & Housing
                Facility Board (Put Date 4/05/2019)(d)                          1.60        5/01/2039       16,850
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)         SECURITY                                                         RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
              TEXAS (5.7%)
$     1,100   Austin Convention Enterprises, Inc.                               5.00%       1/01/2024   $    1,226
        400   Austin Convention Enterprises, Inc.                               5.00        1/01/2025          452
        400   Austin Convention Enterprises, Inc.                               5.00        1/01/2027          449
        700   Decatur Hospital Auth.                                            5.00        9/01/2021          742
        780   Decatur Hospital Auth.                                            5.00        9/01/2024          873
      2,000   Gulf Coast IDA (Put Date 4/01/2019)(d)                            1.44       11/01/2041        2,000
      2,250   Harris County Cultural Education Facilities
                Finance Corp. (MUNIPSA + 0.70%)                                 2.20(b)     6/01/2019        2,252
        480   Harris County Municipal Utility District No.
                165 (INS - Build America Mutual Assurance Co.)                  3.00        3/01/2020          486
        565   Harris County Municipal Utility District No.
                165 (INS - Build America Mutual Assurance Co.)                  3.00        3/01/2021          579
        650   Harris County Municipal Utility District No.
                165 (INS - Build America Mutual Assurance Co.)                  3.00        3/01/2022          671
        520   Harris County Municipal Utility District No. 165
                (INS - Build America Mutual Assurance Co.)                      3.00        3/01/2023          541
      1,750   Irving Hospital Auth. (MUNIPSA + 1.10%)
                (Put Date 10/15/2023)(a)                                        2.60(b)    10/15/2044        1,755
      3,000   Karnes County Hospital District                                   5.00        2/01/2024        3,193
      1,250   New Hope Cultural Education Facilities
                Finance Corp.                                                   5.00        7/01/2023        1,138
      2,300   New Hope Cultural Education Facilities
                Finance Corp.                                                   5.00        7/01/2024        2,095
      2,135   New Hope Cultural Education Facilities
                Finance Corp.                                                   5.00        7/01/2025        1,946
      4,000   North Texas Tollway Auth. (MUNIPSA + 0.67%)
                (Put Date 1/01/2020)(a)                                         2.17(b)     1/01/2038        3,998
      9,115   Northside ISD (NBGA - Texas Permanent School
                Fund) (Put Date 8/01/2020)(a)                                   2.13        8/01/2040        9,128
      7,400   Port of Port Arthur Navigation District
                (Put Date 4/01/2019)(d)                                         1.65        4/01/2040        7,400
      9,620   Port of Port Arthur Navigation District
                (Put Date 4/01/2019)(d)                                         1.65        4/01/2040        9,620
      8,000   Port of Port Arthur Navigation District
                (Put Date 4/01/2019)(d)                                         1.64        4/01/2040        8,000
     20,005   Port of Port Arthur Navigation District
                (Put Date 4/05/2019)(d)                                         1.75       11/01/2040       20,005
      7,175   Red River Auth. (INS - National Public
                Finance Guarantee Corp.)                                        4.45        6/01/2020        7,373
                                                                                                        ----------
                                                                                                            85,922
                                                                                                        ----------

================================================================================

24  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)         SECURITY                                                         RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
              VIRGINIA (0.2%)
$     3,506   Marquis Community Dev. Auth.(i),(j)                               5.10%       9/01/2036   $    2,305
      5,111   Marquis Community Dev. Auth. (Zero Coupon)(i),(j)                 0.00        9/01/2041          275
      1,074   Marquis Community Dev. Auth.,
                7.50%, 9/01/2021(c),(i),(j)                                     0.00(k)     9/01/2045          766
                                                                                                        ----------
                                                                                                             3,346
                                                                                                        ----------
              WASHINGTON (0.3%)
      2,000   Health Care Facilities Auth.                                      5.00        8/15/2026        2,312
      2,175   Health Care Facilities Auth.                                      5.00        8/15/2027        2,538
                                                                                                        ----------
                                                                                                             4,850
                                                                                                        ----------
              WEST VIRGINIA (1.0%)
     10,000   EDA                                                               3.25        5/01/2019       10,008
      5,500   EDA (Put Date 4/01/2019)(a)                                       1.90        3/01/2040        5,500
                                                                                                        ----------
                                                                                                            15,508
                                                                                                        ----------
              WISCONSIN (0.5%)
      1,200   Health and Educational Facilities Auth. (ETM)                     5.00        8/15/2021        1,295
      3,500   Health and Educational Facilities Auth.                           2.65       11/01/2020        3,505
      1,700   Health and Educational Facilities Auth.
                (MUNIPSA + 0.65%) (Put Date 7/31/2024)(a)                       2.15(b)     8/15/2054        1,702
      1,500   Public Finance Auth.(c)                                           3.50       11/15/2023        1,501
                                                                                                        ----------
                                                                                                             8,003
                                                                                                        ----------
              Total Municipal Obligations (cost: $1,502,151)                                             1,511,091
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $1,502,151)                                                      $1,511,091
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Municipal Obligations                                 $-          $1,507,745              $3,346        $1,511,091
------------------------------------------------------------------------------------------------------------------
Total                                                 $-          $1,507,745              $3,346        $1,511,091
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CSD          Central School District

    EDA          Economic Development Authority

    EDC          Economic Development Corp.

    ETM          Escrowed to final maturity

    IDA          Industrial Development Authority/Agency

    ISD          Independent School District

    LIBOR        London Interbank Offered Rate

    MTA          Metropolitan Transportation Authority

    MUNIPSA Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index

    Zero Coupon  Normally issued at a significant discount from face value and does not provide for periodic interest payments. Income is earned from the purchase date by accreting the purchase discount of the security to par over the life of the security.

================================================================================

26  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (b) Floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2019.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

    (d) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (e) At March 31, 2019, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (f) Variable-rate remarketed obligation - Structured similarly to variable-rate demand notes and has a tender option that is supported by a best efforts remarketing agent.

    (g) Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

    (h) At March 31, 2019, the issuer was in default with respect to interest and/or principal payments.

    (i) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (j)  Security was classified as Level 3.

    (k) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description.

    See accompanying notes to financial statements.

================================================================================

28  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,502,151)                                      $1,511,091
   Cash                                                                                                         81
   Receivables:
      Capital shares sold                                                                                      622
      USAA Asset Management Company (Note 6)                                                                     5
      Interest                                                                                              10,713
                                                                                                        ----------
         Total assets                                                                                    1,522,512
                                                                                                        ----------
LIABILITIES
   Payables:
      Securities purchased                                                                                  19,749
      Capital shares redeemed                                                                                1,265
      Dividends on capital shares                                                                              502
   Accrued management fees                                                                                     356
   Accrued transfer agent's fees                                                                                30
   Other accrued expenses and payables                                                                         114
                                                                                                        ----------
         Total liabilities                                                                                  22,016
                                                                                                        ----------
            Net assets applicable to capital shares outstanding                                         $1,500,496
                                                                                                        ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                      $1,515,219
   Accumulated loss                                                                                        (14,723)
                                                                                                        ----------
            Net assets applicable to capital shares outstanding                                         $1,500,496
                                                                                                        ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,489,789/142,112 capital
         shares outstanding, no par value)                                                              $    10.48
                                                                                                        ==========
      Adviser Shares (net assets of $10,707/1,020 capital
         shares outstanding, no par value)                                                              $    10.49
                                                                                                        ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                                         $35,945
                                                                                                           -------
EXPENSES
   Management fees                                                                                           4,483
   Administration and servicing fees:
      Fund Shares                                                                                            2,269
      Adviser Shares                                                                                            16
   Transfer agent's fees:
      Fund Shares                                                                                              703
      Adviser Shares                                                                                             3
   Distribution and service fees (Note 6):
      Adviser Shares                                                                                            27
   Custody and accounting fees:
      Fund Shares                                                                                              232
      Adviser Shares                                                                                             1
   Postage:
      Fund Shares                                                                                               36
   Shareholder reporting fees:
      Fund Shares                                                                                               31
   Trustees' fees                                                                                               36
   Registration fees:
      Fund Shares                                                                                               35
      Adviser Shares                                                                                            19
   Professional fees                                                                                            85
   Other                                                                                                        28
                                                                                                           -------
            Total expenses                                                                                   8,004
                                                                                                           -------
   Expenses reimbursed:
      Adviser Shares                                                                                           (16)
                                                                                                           -------
            Net expenses                                                                                     7,988
                                                                                                           -------
NET INVESTMENT INCOME                                                                                       27,957
                                                                                                           -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                                                        (4,305)
   Change in net unrealized appreciation/(depreciation)                                                     14,543
                                                                                                           -------
            Net realized and unrealized gain                                                                10,238
                                                                                                           -------
   Increase in net assets resulting from operations                                                        $38,195
                                                                                                           =======

See accompanying notes to financial statements.

================================================================================

30  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

------------------------------------------------------------------------------------------------------------------

                                                                                      2019                    2018
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $   27,957              $   25,241
   Net realized loss on investments                                                 (4,305)                   (119)
   Change in net unrealized
      appreciation/(depreciation) of investments                                    14,543                  (4,699)
                                                                                ----------------------------------
      Increase in net assets resulting from operations                              38,195                  20,423
                                                                                ----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                                     (27,546)                (25,139)
   Adviser Shares                                                                     (168)                   (265)
                                                                                ----------------------------------
      Distributions to shareholders                                                (27,714)                (25,404)
                                                                                ----------------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                     (71,675)               (113,714)
   Adviser Shares                                                                     (653)                (20,844)
                                                                                ----------------------------------
      Total net decrease in net assets from capital
         share transactions                                                        (72,328)               (134,558)
                                                                                ----------------------------------
   Net decrease in net assets                                                      (61,847)               (139,539)

NET ASSETS
   Beginning of year                                                             1,562,343               1,701,882
                                                                                ----------------------------------
   End of year                                                                  $1,500,496              $1,562,343
                                                                                ==================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Tax Exempt Short-Term Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Short-Term Fund Shares (Fund Shares) and Tax Exempt Short-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency

================================================================================

32  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed on July 1, 2019, pending satisfaction of certain closing conditions and approvals. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities,

================================================================================

34  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees

================================================================================

36  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended March 31, 2019, the Fund paid CAPCO facility fees of $12,000, which represents 1.9% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2019.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2019, and 2018, was as follows:

                                                    2019                2018
                                                -------------------------------
Tax-exempt income                               $27,714,000         $25,404,000

As of March 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                    $    457,000
Accumulated capital and other losses                                (23,619,000)
Unrealized appreciation of investments                                8,940,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

At March 31, 2019, the Fund had net capital loss carryforwards of $23,619,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                          CAPITAL LOSS CARRYFORWARDS
                     -------------------------------------
                                TAX CHARACTER
                     -------------------------------------
                     (NO EXPIRATION)             BALANCE
                     ---------------           -----------
                     Short-Term                $   644,000
                     Long-Term                  22,975,000
                                               -----------
                     Total                     $23,619,000
                                               ===========

TAX BASIS OF INVESTMENTS - At March 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                              NET
                                            GROSS          GROSS           UNREALIZED
                                          UNREALIZED     UNREALIZED      APPRECIATION/
FUND                    TAX COST         APPRECIATION   DEPRECIATION     (DEPRECIATION)
---------------------------------------------------------------------------------------
USAA Tax Exempt
  Short-Term Fund     $1,502,151,000     $13,025,000     $(4,085,000)      $8,940,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2019, were $280,664,000 and $278,953,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended March 31, 2019 were as follows:

     PURCHASES                        SALES                            NET REALIZED GAIN
----------------------------------------------------------------------------------------
   $139,460,000                    $122,375,000                               $-

================================================================================

38  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED                        YEAR ENDED
                                             MARCH 31, 2019                    MARCH 31, 2018
------------------------------------------------------------------------------------------------
                                       SHARES          AMOUNT           SHARES           AMOUNT
                                      ----------------------------------------------------------
FUND SHARES:
Shares sold                            26,365        $ 275,176          27,862         $ 291,671
Shares issued from reinvested
  dividends                             2,103           21,955           2,051            21,468
Shares redeemed                       (35,346)        (368,806)        (40,758)         (426,853)
                                      ----------------------------------------------------------
Net decrease from capital
  share transactions                   (6,878)       $ (71,675)        (10,845)        $(113,714)
                                      ==========================================================
ADVISER SHARES:
Shares sold                             1,949        $  20,399           1,695         $  17,743
Shares issued from reinvested
  dividends                                13              139              17               184
Shares redeemed                        (2,031)         (21,191)         (3,702)          (38,771)
                                      ----------------------------------------------------------
Net decrease from capital
  share transactions                      (69)       $    (653)         (1,990)        $ (20,844)
                                      ==========================================================

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Short Municipal Debt Funds Index. The Lipper Short Municipal Debt Funds Index tracks the total return performance of funds within the Lipper Short Municipal Debt Funds category.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                          ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                       (IN BASIS POINTS)(1)
    -----------------------------------------------------------------
    +/- 20 to 50                               +/- 4
    +/- 51 to 100                              +/- 5
    +/- 101 and greater                        +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended March 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $4,483,000, which included a performance adjustment of 0.01% for the Fund Shares of $217,000. The Advisor Shares did not incur any performance adjustment.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2019, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,269,000 and $16,000, respectively.

================================================================================

40  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2019, the Fund reimbursed the Manager $12,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through July 31, 2019, to limit the total annual operating expenses of the Adviser Shares to 0.75% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through July 31, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to August 1, 2018, the expense limitation for the Adviser Shares was 0.80%. For the year ended March 31, 2019, the Adviser Shares incurred reimbursable expenses of $16,000, of which $5,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2019, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $703,000 and $3,000, respectively.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

deferred sales charge. For the year ended March 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $27,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(9) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

================================================================================

42  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

(10) SUBSEQUENT EVENT

As discussed in Note 1, a special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement (the "New Advisory Agreement") between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. The New Advisory Agreement will become effective upon the closing of the Transaction (as discussed in Note 1) whereby AMCO will be acquired by Victory Holdings, the parent company of Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MARCH 31,
                                   ----------------------------------------------------------------------
                                         2019           2018           2017           2016           2015
                                   ----------------------------------------------------------------------
Net asset value at
  beginning of period              $    10.41     $    10.45     $    10.59     $    10.68     $    10.71
                                   ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .19            .16            .15            .16            .17
  Net realized and
    unrealized gain (loss)                .07           (.03)          (.14)          (.09)          (.03)
                                   ----------------------------------------------------------------------
Total from investment
  operations                              .26            .13            .01            .07            .14
                                   ----------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.19)          (.17)          (.15)          (.16)          (.17)
                                   ----------------------------------------------------------------------
Net asset value at
  end of period                    $    10.48     $    10.41     $    10.45     $    10.59     $    10.68
                                   ======================================================================
Total return (%)*                        2.52           1.21            .09            .62           1.29
Net assets at
  end of period (000)              $1,489,789     $1,550,994     $1,669,691     $1,760,074     $1,929,648
Ratios to average daily
  net assets:**
  Expenses (%)(a)                         .52            .51            .54(b)         .55(b)         .55(b)
  Net investment
    income (%)                           1.84           1.57           1.43           1.47           1.56
Portfolio turnover (%)                     31             25             34             25             30

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $1,512,616,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

44  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MARCH 31,
                                      --------------------------------------------------------------------
                                         2019           2018           2017           2016            2015
                                      --------------------------------------------------------------------
Net asset value at
  beginning of period                 $ 10.42        $ 10.46        $ 10.59        $ 10.67         $ 10.71
                                      --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .17            .13            .12            .13             .14
  Net realized and
    unrealized gain (loss)                .06           (.03)          (.13)          (.08)           (.04)
                                      --------------------------------------------------------------------
Total from investment
  operations                              .23            .10           (.01)           .05             .10
                                      --------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.16)          (.14)          (.12)          (.13)           (.14)
Redemption fees added
  to beneficial interests                   -              -              -            .00(a)            -
                                      --------------------------------------------------------------------
Net asset value at
  end of period                       $ 10.49        $ 10.42        $ 10.46        $ 10.59         $ 10.67
                                      ====================================================================
Total return (%)*                        2.27            .91           (.08)           .46             .94
Net assets at
  end of period (000)                 $10,707        $11,349        $32,191        $31,017         $16,805
Ratios to average daily
  net assets:**
  Expenses (%)(b)                         .77(c)         .80            .80(d)         .80(d)          .80(d)
  Expenses, excluding
    reimbursements (%)(b)                 .92            .83            .81(d)         .83(d)          .98(d)
  Net investment
    income (%)                           1.56           1.27           1.16           1.17            1.32
Portfolio turnover (%)                     31             25             34             25              30

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $10,800,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Prior to August 1, 2018, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.80% of the Adviser Shares' average daily net assets.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  45

================================================================================

EXPENSE EXAMPLE

March 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2018, through March 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

46  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING                ENDING               DURING PERIOD*
                                       ACCOUNT VALUE          ACCOUNT VALUE          OCTOBER 1, 2018 -
                                      OCTOBER 1, 2018         MARCH 31, 2019           MARCH 31, 2019
                                      ----------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00               $1,015.30                  $2.66

Hypothetical
 (5% return before expenses)              1,000.00                1,022.29                   2.67

ADVISER SHARES
Actual                                    1,000.00                1,014.20                   3.77

Hypothetical
 (5% return before expenses)              1,000.00                1,021.19                   3.78

*Expenses are equal to the annualized expense ratio of 0.53% for Fund Shares and 0.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.53% for Fund Shares and 1.42% for Adviser Shares for the six-month period of October 1, 2018, through March 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

ADVISORY AGREEMENT

March 31, 2019

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

48  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

                                                        ADVISORY AGREEMENT |  49

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

  o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

50  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

  o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

  o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

  o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

  o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

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                                                        ADVISORY AGREEMENT |  51

================================================================================

  o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

  o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

  o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

  o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

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

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     businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

  o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

  o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

  o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

                                                        ADVISORY AGREEMENT |  53

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

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================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

                                                        ADVISORY AGREEMENT |  55

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

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

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

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                                                        ADVISORY AGREEMENT |  57

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

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

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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                                                        ADVISORY AGREEMENT |  59

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

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If you would like more information about the funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

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NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

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

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DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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

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BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+)  Dr. Mason was elected as Chair of the Board in January 2012.

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

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INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-present); Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

68  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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================================================================================
40856-0519                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA TARGET MANAGED ALLOCATION FUND]

================================================================================

    ANNUAL REPORT
    USAA TARGET MANAGED ALLOCATION FUND (UTMAX)
    MARCH 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"HISTORICALLY, AN INVERTED YIELD CURVE HAS BEEN
A RELIABLE INDICATOR OF A COMING RECESSION,         [PHOTO OF BROOKS ENGLEHARDT]
THOUGH I WOULD NOTE THAT THE LAG BETWEEN AN
INVERSION AND A RECESSION HAS BEEN INCONSISTENT."

--------------------------------------------------------------------------------

MAY 2019

Shifting expectations about the Federal Reserve's (Fed) monetary policy drove the performance of the financial markets during the 12-month reporting period. At the beginning of the period, the Fed was expected to continue increasing short-term interest rates. By the end of the period, investors believed policymakers would not increase interest rates at all during 2019.

The Fed, which had raised short-term rates in March 2018--just before the period started--implemented additional interest rate hikes in June 2018 and September 2018, citing ongoing strength in the U.S. economy. In this environment, U.S. stocks posted steady gains, hitting their high of the reporting period in early October 2018. The U.S. stock market subsequently retreated on worries that the Fed might overshoot, meaning that policymakers could raise short-term interest rates too quickly and stifle U.S. economic growth. Equity market volatility also increased outside of the United States, as investor uncertainty about Fed monetary policy amplified concerns about a slowdown in the pace of global economic growth and possible changes to the global trade regime. The Fed increased this uncertainty with another interest rate hike in December 2018, sending U.S. stocks to their lowest levels of the reporting period. However, in January 2019, stocks rallied after Fed Chair Jerome Powell said the central bank was committed to supporting U.S. economic expansion and that its monetary policy would be responsive to changing conditions. Stock prices continued to advance through the end of the first quarter of 2019, recovering almost all of the ground they had lost in late 2018. Notably, in the first quarter of 2019, the U.S. stock market recorded its largest quarterly gain since the 2008 financial crisis.

In the fixed income market, intermediate- and longer-term yields ended the reporting period lower than they started, driving up bond prices, which move in the opposite direction of yields. Yields had climbed during the first seven months of the reporting period, as the Fed continued to hike short-term interest rates. The yield on the 10-year U.S. Treasury note, which began in April 2018 at 2.74%, rose to 3.24% on November 8th--its high point of the reporting period. Yields then declined, falling back below 3% in early December 2018, as investors dialed back their expectations for Fed interest rate

================================================================================

================================================================================

hikes amid concern about a possible slowdown in economic growth. Near the end of the reporting period, the 10-year Treasury yield dropped to 2.38%, its lowest level since 2017, after the Fed downgraded its outlook for the U.S. economy and signaled that it might not raise interest rates during 2019.

At the same time, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. Historically, an inverted yield curve has been a reliable indicator of a coming recession, though I would note that the lag between an inversion and a recession has been inconsistent. At USAA Investments, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years.

Against this backdrop, I am pleased to say that USAA's tax-exempt portfolios generated positive returns during the reporting period. Market conditions were one reason for the solid performance--supply-and-demand conditions were favorable and municipal bond yields fell--but the hard work of the municipal investment team deserves the largest share of praise. Our experienced professionals sought opportunities that had the potential to enhance the performance of the portfolios, as well as investments that could provide higher yields to shareholders.

As I write to you, spring is well underway. It may be a good time to give your portfolio a spring cleaning. In my experience, financial matters can end up on the back burner when spring turns into summer and we embark on vacations or take time out to enjoy get-togethers with family and friends. If you have questions about your portfolio or would like to review your investment plan, please give one of our financial advisors a call. They can help you make sure you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

   Distributions to Shareholders                                              8

   Report of Independent Registered
     Public Accounting Firm                                                   9

   Portfolio of Investments                                                  10

   Notes to Portfolio of Investments                                         13

   Financial Statements                                                      15

   Notes to Financial Statements                                             18

   Financial Highlights                                                      32

EXPENSE EXAMPLE                                                              33

ADVISORY AGREEMENT                                                           35

TRUSTEES' AND OFFICERS' INFORMATION                                          47

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF WASIF A. LATIF]                      [PHOTO OF LANCE HUMPHREY]

    WASIF A. LATIF                                 LANCE HUMPHREY, CFA*
    USAA Asset                                     USAA Asset
    Management Company                             Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The world financial markets produced mixed results in the reporting period, reflecting investors' struggle to assess the outlook for economic growth.

    U.S. equities were the best performer among the major asset classes, with healthy gains for large-cap companies and a more modest advance for small-cap companies. Domestic stocks performed very well in the first half of the reporting period, during which both economic data and corporate earnings came in above expectations. The market sold off sharply in the fourth quarter of 2018, however, due to the combination of worries about the Federal Reserve (the Fed) policy, the trade dispute between the United States and China, and signs of slowing growth overseas. At their low point on December 24, 2018, the major U.S. indexes all closed well below where they stood at the beginning of the reporting period on April 1, 2018.

    Stocks quickly recovered from the downturn, and the main U.S. equity indexes went on to post their best quarter in nearly ten years. A rapid shift in the Fed policy proved to be the key catalyst for the rebound. Whereas, as late as October 2018, the markets were generally expecting that the Fed would raise interest rates three to four times in 2019, a series of statements from key officials indicated the Fed was in fact finished raising rates in the current cycle. The resulting advance propelled the large-cap Russell 1000 Index to a gain of 9.30% for the reporting period. Small-cap stocks, though gaining ground, lagged with a return of 2.05% during the same period.

    *Lance Humphrey began co-managing the Fund in June 2018.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    The story was quite different overseas, where slowing growth-especially in Europe-weighed on developed-market international equities. In combination with the weak performance of foreign currencies versus the U.S. dollar, the slowdown led to a return of -3.71% for the MSCI EAFE Index. Emerging-market stocks experienced larger losses, as gauged by the -7.41% return of the MSCI Emerging Markets Index. Worries about instability in Argentina, Venezuela, and Turkey, together with signs of slower growth in China in late 2018, contributed to the poor showing for the asset class.

    After producing sluggish performance for most of the reporting period, bonds rallied from the beginning of November 2018 onward thanks to the prospect of a more accommodative Fed policy. The gains propelled the investment-grade Bloomberg Barclays Aggregate Index to a return of 4.48% for the full 12 months of the reporting period. High-yield bonds also performed well, as gauged by the 5.93% gain for the ICE BofAML U.S. High Yield Constrained Index. Although high-yield bond issues fell sharply in late 2018 amid the evaporation of investor risk appetites, the category surged back into positive territory in the first three months of 2019.

o HOW DID THE USAA TARGET MANAGED ALLOCATION FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2019, the Fund had a total return of 1.32%. This compares to total returns of 2.60% for the MSCI All-Country World Index and 4.53% for the Bloomberg Barclays U.S. Universal Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    USAA offers six funds in the Target Retirement Series, each of which has a different strategic asset allocation based on investors' risk tolerance and time horizon. Depending on our continuous assessment of market opportunities and risks, we apply tactical asset allocation decisions by overweighting or underweighting the various asset classes in each fund versus our respective strategic allocations. The Target Managed Allocation Fund allows us to make allocation changes to the Target Retirement Series more quickly and with less disruption to the underlying funds in the portfolios. The Fund's asset allocation therefore reflects the need to round out the portfolios of the other funds in the series, rather than representing an active strategy. We primarily use exchange-traded funds (ETFs) and futures to implement our asset allocation views, since they are highly liquid vehicles that allow us to apply our decisions more quickly and efficiently than investing in individual securities.

    With this in mind, the Fund was generally well positioned for the environment of the past 12 months. A substantial portion of the portfolio was invested in U.S. equities, helping the Fund capture the outperformance in this area. However, our efforts to manage portfolio risk through the use of derivatives detracted from results in the times when stocks were rising.

    The Fund was also hurt somewhat by having an allocation to international equities in a range of about 10% to 30% of assets. However, we made back some of the resulting shortfall through other aspects of our positioning. First, we held a position in commodity-related equities in the first six months of the reporting period and again in the first quarter of 2019. As a result, we were able to capture the gains in this space while also avoiding the sell-off that occurred late last year. Second, our decision to make a sizable addition to the Fund's weighting in investment-grade bonds early in 2019 helped us capitalize on the subsequent rally in the fixed-income market. Finally, we increased the Fund's weighting in real estate investment

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    trusts (REITs) in February 2019, which added value given the strong return for the category thereafter. In combination, these aspects of our strategy enabled the Fund to produce a robust absolute return in the reporting period.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o ETFs are subject to risks similar to those of stocks.
    o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.
    o Investing in REITs has some of the same risks associated with the direct ownership of real estate. o Asset allocation does not protect against a loss or guarantee that an investor's goal will be met.

================================================================================

4  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

INVESTMENT OVERVIEW

               o AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 o

-------------------------------------------------------------------------------------------------------
                                                                               SINCE         INCEPTION
                               1 YEAR         5 YEAR         10 YEAR         INCEPTION*         DATE
-------------------------------------------------------------------------------------------------------
Fund Shares                    1.32%            -              -               4.63%           8/07/15
Bloomberg Barclays
  U.S. Universal Index**       4.53%          2.99%           4.35%              -                -
MSCI All-Country
  World Index***               2.60%          6.45%          11.98%              -                -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged Bloomberg Barclays U.S. Universal Bond Index comprising of U.S. dollar-denominated, taxable bonds that are related investment-grade or below investment-grade.

***The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o GROWTH OF $10,000 INVESTMENT o

                   [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                    USAA TARGET            BLOOMBERG BARCLAYS
                       MSCI ALL-COUNTRY         MANAGED ALLOCATION           U.S. UNIVERSAL
                         WORLD INDEX                  FUND                       INDEX
07/31/15                 $10,000.00                $10,000.00                 $10,000.00
08/31/15                   9,314.49                  9,680.00                   9,970.55
09/30/15                   8,977.04                  9,510.00                  10,009.49
10/31/15                   9,681.60                  9,820.00                  10,041.51
11/30/15                   9,601.65                  9,750.00                  10,004.94
12/31/15                   9,428.49                  9,578.00                   9,954.93
01/31/16                   8,859.65                  9,305.00                  10,064.84
02/29/16                   8,798.91                  9,366.00                  10,136.40
03/31/16                   9,450.98                  9,609.00                  10,260.54
04/30/16                   9,590.49                  9,730.00                  10,330.51
05/31/16                   9,602.57                  9,740.00                  10,338.62
06/30/16                   9,544.44                 10,014.00                  10,520.48
07/31/16                   9,955.75                 10,287.00                  10,607.26
08/31/16                   9,989.24                 10,297.00                  10,618.72
09/30/16                  10,050.45                 10,368.00                  10,621.29
10/31/16                   9,879.85                 10,267.00                  10,550.72
11/30/16                   9,954.93                 10,297.00                  10,313.51
12/31/16                  10,169.98                 10,386.00                  10,344.15
01/31/17                  10,448.08                 10,550.00                  10,380.72
02/28/17                  10,741.18                 10,704.00                  10,460.78
03/31/17                  10,872.55                 10,735.00                  10,457.42
04/30/17                  11,042.02                 10,817.00                  10,544.20
05/31/17                  11,285.85                 10,868.00                  10,625.44
06/30/17                  11,337.17                 10,878.00                  10,616.35
07/31/17                  11,653.98                 11,053.00                  10,669.33
08/31/17                  11,698.64                 11,042.00                  10,761.45
09/30/17                  11,924.65                 11,258.00                  10,723.49
10/31/17                  12,172.28                 11,473.00                  10,736.34
11/30/17                  12,407.92                 11,617.00                  10,720.13
12/31/17                  12,607.96                 11,790.00                  10,767.38
01/31/18                  13,319.23                 12,185.00                  10,663.79
02/28/18                  12,759.86                 11,583.00                  10,562.58
03/31/18                  12,486.74                 11,645.00                  10,615.96
04/30/18                  12,605.96                 11,759.00                  10,545.19
05/31/18                  12,621.69                 11,894.00                  10,602.51
06/30/18                  12,553.37                 11,821.00                  10,587.29
07/31/18                  12,931.95                 11,946.00                  10,609.43
08/31/18                  13,033.50                 12,102.00                  10,661.62
09/30/18                  13,090.25                 12,091.00                  10,615.96
10/31/18                  12,109.28                 11,188.00                  10,527.20
11/30/18                  12,286.38                 11,323.00                  10,574.44
12/31/18                  11,420.99                 10,729.00                  10,739.90
01/31/19                  12,322.80                 11,385.00                  10,887.96
02/28/19                  12,652.42                 11,523.00                  10,899.82
03/31/19                  12,811.49                 11,799.00                  11,096.70

                                 [END CHART]

                     Data from 7/31/15 through 3/31/19.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Managed Allocation Fund to the benchmarks listed above (see page 5 for benchmark definitions).

*The performance of the MSCI All-Country World Index and Bloomberg Barclays U.S. Universal Index is calculated from the end of the month, July 31, 2015, while the inception date of the USAA Target Managed Allocation Fund is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

6  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

                       o ASSET ALLOCATION* - 3/31/19 o
                              (% of Net Assets)

                       [PIE CHART OF ASSET ALLOCATION]

DOMESTIC EXCHANGE-TRADED FUNDS                                             49.2%
FIXED-INCOME EXCHANGE-TRADED FUNDS                                         27.0%
INTERNATIONAL EXCHANGE-TRADED FUNDS                                        19.4%
BONDS                                                                       3.4%
MONEY MARKET INSTRUMENTS                                                    1.0%

                                   [END CHART]

*Does not include futures.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2019:

 DIVIDEND RECEIVED
DEDUCTION (CORPORATE          LONG-TERM CAPITAL GAIN                QUALIFIED
  SHAREHOLDERS)(1)                DISTRIBUTIONS(2)               INTEREST INCOME
--------------------------------------------------------------------------------
      8.39%                         $35,402,000                      $390,000
--------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended March 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TARGET MANAGED ALLOCATION
FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Target Managed Allocation Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from August 7, 2015 (commencement of operations) through March 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from August 7, 2015 (commencement of operations) through March 31, 2016, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2019

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2019

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES    SECURITY                                                                                  (000)
------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (95.6%)

             EXCHANGE-TRADED FUNDS (95.6%)

             DOMESTIC EXCHANGE-TRADED FUNDS (49.2%)
 1,263,270   iShares Core U.S. REIT ETF(a)                                                          $ 65,336
    69,730   iShares Russell 2000 ETF                                                                 10,675
   439,400   VanEck Vectors Gold Miners ETF                                                            9,852
   605,390   Vanguard S&P 500 ETF(a)                                                                 157,123
    63,000   Vanguard Total Stock Market ETF(a)                                                        9,117
                                                                                                    --------
             Total Domestic Exchange-Traded Funds                                                    252,103
                                                                                                    --------
             FIXED-INCOME EXCHANGE-TRADED FUNDS (27.0%)
   293,100   iShares 20+ Year Treasury Bond ETF                                                       37,060
   430,420   iShares iBoxx $ High Yield Corporate Bond ETF                                            37,218
   225,980   iShares iBoxx $ Investment Grade Corporate Bond ETF                                      26,905
 1,034,770   SPDR Bloomberg Barclays High Yield Bond ETF                                              37,221
                                                                                                    --------
             Total Fixed-Income Exchange-Traded Funds                                                138,404
                                                                                                    --------
             INTERNATIONAL EXCHANGE-TRADED FUNDS (19.4%)
 2,016,430   Vanguard FTSE Developed Markets ETF(a)                                                   82,411
   396,440   Vanguard FTSE Emerging Markets ETF                                                       16,849
                                                                                                    --------
             Total International Exchange-Traded Funds                                                99,260
                                                                                                    --------
             Total Exchange-Traded Funds (cost: $465,800)                                            489,767
                                                                                                    --------
             Total Equity Securities (cost: $465,800)                                                489,767
                                                                                                    --------

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON
(000)                                                                 RATE         MATURITY
------------------------------------------------------------------------------------------------------------
             BONDS (3.4%)

             U.S. TREASURY SECURITIES (3.4%)

             NOTES (3.4%)
$   17,600   U.S. Treasury Note(a),(b)                                1.88%       4/30/2022           17,413
                                                                                                    --------
             Total Bonds (cost: $17,271)                                                              17,413
                                                                                                    --------

================================================================================

10  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES    SECURITY                                                                                  (000)
------------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (1.0%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.0%)
 4,921,234   State Street Institutional Treasury Money Market Fund Premier Class, 2.35%(c)
               (cost: $4,921)                                                                       $  4,921
                                                                                                    --------

             TOTAL INVESTMENTS (COST: $487,992)                                                     $512,101
                                                                                                    ========

------------------------------------------------------------------------------------------------------------
                                                                                                  UNREALIZED
                                                          NOTIONAL           CONTRACT          APPRECIATION/
NUMBER OF                              EXPIRATION          AMOUNT              VALUE          (DEPRECIATION)
CONTRACTS    DESCRIPTION                  DATE             (000)               (000)                   (000)
------------------------------------------------------------------------------------------------------------
             FUTURES (0.5%)

             LONG FUTURES

             EQUITY CONTRACTS
       612   E-mini S&P 500            6/21/2019     USD     84,213         $  86,837                $ 2,624
       422   FTSE 100 Index            6/21/2019     GBP     29,703            39,637                    950
       158   S&P/TSX 60 Index          6/20/2019     CAD     30,014            22,632                    173
                                                                            ---------                -------
             Total Long Futures                                             $ 149,106                $ 3,747
                                                                            ---------                -------

             SHORT FUTURES

             EQUITY CONTRACTS
       466   Russell 2000 Mini         6/21/2019     USD    (35,662)        $ (35,971)               $  (309)
       614   Swiss Market Index        6/21/2019     CHF    (56,167)          (57,346)                  (939)
       369   TOPIX Index               6/13/2019     JPY (5,784,053)          (53,004)                  (816)
                                                                            ---------                -------

             TOTAL SHORT FUTURES                                            $(146,321)               $(2,064)
                                                                            ---------                -------

             TOTAL FUTURES                                                  $   2,785                $ 1,683
                                                                            =========                =======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------
($ IN 000s)                               VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
ASSETS                                 LEVEL 1           LEVEL 2           LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------
Equity Securities:
  Exchange-Traded Funds               $489,767                $-                $-        $489,767

Bonds:
  U.S. Treasury Securities              17,413                 -                 -          17,413

Money Market Instruments:
  Government & U.S. Treasury
     Money Market Funds                  4,921                 -                 -           4,921
Futures(1)                               3,747                 -                 -           3,747
--------------------------------------------------------------------------------------------------
Total                                 $515,848                $-                $-        $515,848
--------------------------------------------------------------------------------------------------

LIABILITIES                            LEVEL 1           LEVEL 2           LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------
Futures(1)                            $ (2,064)               $-                $-        $ (2,064)
--------------------------------------------------------------------------------------------------
Total                                 $ (2,064)               $-                $-        $ (2,064)
--------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

12  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 21.3% of net assets at March 31, 2019.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REITs Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at March 31, 2019.

    (b) Securities with a value of $12,961,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (c) Rate represents the money market fund annualized seven-day yield at March 31, 2019.

See accompanying notes to financial statements.

================================================================================

14  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $487,992)                             $512,101
   Cash                                                                                         3,981
   Receivables:
      Dividends and interest                                                                      496
   Variation margin on futures contracts                                                        1,689
                                                                                             --------
          Total assets                                                                        518,267
                                                                                             --------
LIABILITIES
   Payable to broker                                                                            5,800
   Accrued management fees                                                                        215
   Other accrued expenses and payables                                                             45
                                                                                             --------
          Total liabilities                                                                     6,060
                                                                                             --------
               Net assets applicable to capital shares outstanding                           $512,207
                                                                                             ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                           $488,161
   Distributable earnings                                                                      24,046
                                                                                             --------
               Net assets applicable to capital shares outstanding                           $512,207
                                                                                             ========
   Capital shares outstanding, no par value                                                    49,906
                                                                                             ========
   Net asset value, redemption price, and offering price per share                           $  10.26
                                                                                             ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                 $ 10,821
   Interest                                                                                       500
                                                                                             --------
         Total income                                                                          11,321
                                                                                             --------
EXPENSES
   Management fees                                                                              2,282
   Administration and servicing fees                                                              228
   Transfer agent's fees                                                                          228
   Custody and accounting fees                                                                     98
   Shareholder reporting fees                                                                       2
   Trustees' fees                                                                                  36
   Professional fees                                                                               76
   Other                                                                                           15
                                                                                             --------
             Total expenses                                                                     2,965
                                                                                             --------
NET INVESTMENT INCOME                                                                           8,356
                                                                                             --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain on:
      Unaffiliated transactions                                                                30,522
      Affiliated transactions (Note 4)                                                            989
      Foreign currency transactions                                                                34
      Futures transactions                                                                      1,794
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                             (33,949)
      Foreign currency translations                                                               (70)
      Futures contracts                                                                          (241)
                                                                                             --------
             Net realized and unrealized loss                                                    (921)
                                                                                             --------
   Increase in net assets resulting from operations                                          $  7,435
                                                                                             ========

See accompanying notes to financial statements.

================================================================================

16  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

-----------------------------------------------------------------------------------------------------

                                                                              2019               2018
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $   8,356           $  7,272
   Net realized gain on investments                                         31,511              4,046
   Net realized gain (loss) on foreign currency transactions                    34                 (1)
   Net realized gain (loss) on futures transactions                          1,794             (1,389)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                          (33,949)            28,072
      Foreign currency translations                                            (70)                10
      Futures contracts                                                       (241)             2,117
                                                                         ----------------------------
      Increase in net assets resulting from operations                       7,435             40,127
                                                                         ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS                                                     (45,385)            (5,673)
                                                                         ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                               139,156              3,408
   Reinvested dividends                                                     45,385              5,673
   Cost of shares redeemed                                                (121,983)           (18,730)
                                                                         ----------------------------
      Increase (decrease) in net assets from capital
          share transactions                                                62,558             (9,649)
                                                                         ----------------------------
   Net increase in net assets                                               24,608             24,805

NET ASSETS
   Beginning of year                                                       487,599            462,794
                                                                         ----------------------------
   End of year                                                           $ 512,207           $487,599
                                                                         ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                              12,530                293
   Shares issued for dividends reinvested                                    4,694                501
   Shares redeemed                                                         (10,761)            (1,599)
                                                                         ----------------------------
      Increase (decrease) in shares outstanding                              6,463               (805)
                                                                         ============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Target Managed Allocation Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek maximum total return primarily through capital appreciation. The Fund is not offered for sale directly to the general public and is available currently for investment only to other USAA funds participating in a fund-of-funds investment strategy or other persons or legal entities that the Fund may approve from time to time.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed on July 1, 2019, pending satisfaction of certain closing conditions and approvals. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies. In connection with the Transaction, Victory proposes to add portfolio managers from one or more investment teams

================================================================================

18  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

employed by Victory to serve as additional portfolio managers to manage all or a portion of the Fund according to each team's own investment process.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

        price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair

================================================================================

20  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

        value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at March 31, 2019, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

22  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MARCH 31, 2019*
(IN THOUSANDS)

                                                      ASSET DERIVATIVES
-------------------------------------------------------------------------------------------------
                          STATEMENT OF
DERIVATIVES NOT           ASSETS AND                                         FOREIGN
ACCOUNTED FOR AS          LIABILITIES       INTEREST RATE      EQUITY        EXCHANGE
HEDGING INSTRUMENTS       LOCATION          CONTRACTS          CONTRACTS     CONTRACTS      TOTAL
-------------------------------------------------------------------------------------------------
USAA Target Managed       Distributable
Allocation Fund           earnings              $-             $3,747**         $-         $3,747
-------------------------------------------------------------------------------------------------

                                                     LIABILITY DERIVATIVES
-------------------------------------------------------------------------------------------------
                          STATEMENT OF
DERIVATIVES NOT           ASSETS AND                                         FOREIGN
ACCOUNTED FOR AS          LIABILITIES       INTEREST RATE      EQUITY        EXCHANGE
HEDGING INSTRUMENTS       LOCATION          CONTRACTS          CONTRACTS     CONTRACTS      TOTAL
-------------------------------------------------------------------------------------------------
USAA Target Managed       Distributable
Allocation Fund           earnings              $-             $(2,064)**        $-       $(2,064)
-------------------------------------------------------------------------------------------------

* For open derivative instruments as of March 31, 2019, see the Portfolio of Investments, which also is indicative of activity for the year ended March 31, 2019.
** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2019 (IN THOUSANDS)

                                                  NET REALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------------
DERIVATIVES NOT           STATEMENT OF                                       FOREIGN
ACCOUNTED FOR AS          OPERATIONS        INTEREST RATE      EQUITY        EXCHANGE
HEDGING INSTRUMENTS       LOCATION          CONTRACTS          CONTRACTS     CONTRACTS      TOTAL
-------------------------------------------------------------------------------------------------

USAA Target Managed       Net realized
Allocation Fund           gain (loss)
                          on Futures
                          transactions          $-             $(4,401)        $6,195      $1,794
-------------------------------------------------------------------------------------------------

                                  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
-------------------------------------------------------------------------------------------------
DERIVATIVES NOT           STATEMENT OF                                       FOREIGN
ACCOUNTED FOR AS          OPERATIONS        INTEREST RATE      EQUITY        EXCHANGE
HEDGING INSTRUMENTS       LOCATION          CONTRACTS          CONTRACTS     CONTRACTS      TOTAL
-------------------------------------------------------------------------------------------------

USAA Target Managed       Change in net
Allocation Fund           unrealized
                          appreciation /
                          (depreciation)
                          of Futures
                          contracts             $-             $219            $(460)      $(241)
-------------------------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

================================================================================

24  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

    fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended March 31, 2019, the Fund paid CAPCO facility fees of $4,000, which represents 0.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2019.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2019, and 2018, was as follows:

                                                    2019                 2018
                                                --------------------------------
Ordinary income*                                $ 9,983,000           $5,673,000
Long-term realized capital gains                 35,402,000                -
                                                --------------------------------
  Total distributions paid                      $45,385,000           $5,673,000
                                                ================================

================================================================================

26  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

As of March 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $ 2,826,000
Undistributed long-term capital gains                                    696,000
Unrealized appreciation of investments                                20,524,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At March 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                          NET
                                                  GROSS                GROSS           UNREALIZED
                                                UNREALIZED           UNREALIZED      APPRECIATION /
FUND                          TAX COST         APPRECIATION         DEPRECIATION     (DEPRECIATION)
---------------------------------------------------------------------------------------------------
USAA Target Managed
  Allocation Fund          $490,873,000         $20,588,000           $(4,000)        $20,584,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2019, were $938,737,000 and $877,595,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

Fund, including short-term securities, during the year ended March 31, 2019 were as follows:

PURCHASES                         SALES                        NET REALIZED GAIN
--------------------------------------------------------------------------------
    $-                         $30,189,000                          $989,000

(5) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended March 31, 2019, the Fund had no subadviser(s).

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. For the year ended March 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $2,282,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average daily net assets. For the year ended March 31, 2019, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $228,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2019, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

28  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average daily net assets for the fiscal year. For the year ended March 31, 2019, the Fund incurred transfer agent's fees, paid or payable to SAS, of $228,000.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Fund offers its shares for investment by other USAA funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at USAA.COM. As of March 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.8
Cornerstone Equity                                                       2.6
Target Retirement Income                                                 3.3
Target Retirement 2020                                                   8.7
Target Retirement 2030                                                  26.0
Target Retirement 2040                                                  35.0
Target Retirement 2050                                                  21.1
Target Retirement 2060                                                   2.6

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

(7) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(8) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

30  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

(9) SUBSEQUENT EVENT

As discussed in Note 1, a special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement (the "New Advisory Agreement") between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. The New Advisory Agreement will become effective upon the closing of the Transaction (as discussed in Note 1) whereby AMCO will be acquired by Victory Holdings, the parent company of Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                      PERIOD ENDED
                                                               YEAR ENDED MARCH 31,                     MARCH 31,
                                                 -----------------------------------------------------------------
                                                     2019              2018              2017              2016***
                                                 --------------------------------------------------------------
Net asset value at beginning of period           $  11.22          $  10.46          $   9.49          $  10.00
                                                 ---------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                               .17               .16               .14               .12(a)
  Net realized and unrealized gain (loss)            (.10)              .73               .97              (.51)(a)
                                                 --------------------------------------------------------------
Total from investment operations                      .07               .89              1.11              (.39)
                                                 --------------------------------------------------------------
Less distributions from:
  Net investment income                              (.15)             (.13)             (.14)             (.12)
  Realized capital gains                             (.88)             (.00)(b)             -                 -
                                                 --------------------------------------------------------------
Total distributions                                 (1.03)             (.13)             (.14)             (.12)
                                                 --------------------------------------------------------------
Net asset value at end of period                 $  10.26          $  11.22          $  10.46          $   9.49
                                                 ==============================================================
Total return (%)*                                    1.32              8.48             11.72             (3.91)
Net assets at end of period (000)                $512,207          $487,599          $462,794          $415,896
Ratios to average daily net assets:**
  Expenses (%)(c)                                     .65               .65               .64(d)            .65(e)
  Expenses, excluding reimbursements (%)(c)           .65               .65               .64               .65(e)
  Net investment income (%)                          1.83              1.50              1.37              1.88(e)
Portfolio turnover (%)                                195(h)             75(f)            125(g)             84

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $456,728,000.
*** Fund commenced operations on August 07, 2015.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Does not include acquired fund fees, if any.
(d) Prior to August 1, 2016, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.70% of the Fund's average daily net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(f) Reflects overall decrease in purchases and sales of securities.
(g) Reflects that the Fund did not have a full year of operations in 2016.
(h) Reflects an increase in trading activity due to asset allocation shifts.

================================================================================

32  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2018, through March 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  33

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                   BEGINNING               ENDING               DURING PERIOD*
                                 ACCOUNT VALUE         ACCOUNT VALUE           OCTOBER 1, 2018 -
                                OCTOBER 1, 2018        MARCH 31, 2019           MARCH 31, 2019
                                ----------------------------------------------------------------
Actual                             $1,000.00              $  975.80                  $3.20

Hypothetical
 (5% return before expenses)        1,000.00               1,021.69                   3.28

*Expenses are equal to the Fund's annualized expense ratio of 0.65%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (2.42)% for the six-month period of October 1, 2018, through March 31, 2019.

================================================================================

34  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

ADVISORY AGREEMENT

March 31, 2019

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                        ADVISORY AGREEMENT |  35

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

36  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

   o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

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                                                        ADVISORY AGREEMENT |  37

================================================================================

   o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

   o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

   o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

   o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

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38  | USAA TARGET MANAGED ALLOCATION FUND
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   o  The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

   o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

   o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

   o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

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                                                        ADVISORY AGREEMENT |  39

================================================================================

      businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

   o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

   o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

   o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

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40  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

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                                                        ADVISORY AGREEMENT |  41

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

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42  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

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                                                        ADVISORY AGREEMENT |  43

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

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44  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

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                                                        ADVISORY AGREEMENT |  45

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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46  | USAA TARGET MANAGED ALLOCATION FUND

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

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If you would like more information about the funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

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NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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50  | USAA TARGET MANAGED ALLOCATION FUND

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RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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52  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-present); Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

54  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

===============================================================================

                                                                  --------------
       USAA                                                          PRSRT STD
       9800 Fredericksburg Road                                    U.S. Postage
       San Antonio, TX 78288                                           PAID
                                                                       USAA
                                                                  --------------

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================================================================================
98358-0519                                   (C)2019, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA VIRGINIA BOND FUND]

================================================================================

    ANNUAL REPORT
    USAA VIRGINIA BOND FUND
    FUND SHARES (USVAX) o ADVISER SHARES (UVABX)
    MARCH 31, 2019

================================================================================

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 531-USAA (8722) or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

================================================================================

PRESIDENT'S MESSAGE

"HISTORICALLY, AN INVERTED YIELD CURVE HAS BEEN
A RELIABLE INDICATOR OF A COMING RECESSION,         [PHOTO OF BROOKS ENGLEHARDT]
THOUGH I WOULD NOTE THAT THE LAG BETWEEN AN
INVERSION AND A RECESSION HAS BEEN INCONSISTENT."

--------------------------------------------------------------------------------

MAY 2019

Shifting expectations about the Federal Reserve's (Fed) monetary policy drove the performance of the financial markets during the 12-month reporting period. At the beginning of the period, the Fed was expected to continue increasing short-term interest rates. By the end of the period, investors believed policymakers would not increase interest rates at all during 2019.

The Fed, which had raised short-term rates in March 2018--just before the period started--implemented additional interest rate hikes in June 2018 and September 2018, citing ongoing strength in the U.S. economy. In this environment, U.S. stocks posted steady gains, hitting their high of the reporting period in early October 2018. The U.S. stock market subsequently retreated on worries that the Fed might overshoot, meaning that policymakers could raise short-term interest rates too quickly and stifle U.S. economic growth. Equity market volatility also increased outside of the United States, as investor uncertainty about Fed monetary policy amplified concerns about a slowdown in the pace of global economic growth and possible changes to the global trade regime. The Fed increased this uncertainty with another interest rate hike in December 2018, sending U.S. stocks to their lowest levels of the reporting period. However, in January 2019, stocks rallied after Fed Chair Jerome Powell said the central bank was committed to supporting U.S. economic expansion and that its monetary policy would be responsive to changing conditions. Stock prices continued to advance through the end of the first quarter of 2019, recovering almost all of the ground they had lost in late 2018. Notably, in the first quarter of 2019, the U.S. stock market recorded its largest quarterly gain since the 2008 financial crisis.

In the fixed income market, intermediate- and longer-term yields ended the reporting period lower than they started, driving up bond prices, which move in the opposite direction of yields. Yields had climbed during the first seven months of the reporting period, as the Fed continued to hike short-term interest rates. The yield on the 10-year U.S. Treasury note, which began in April 2018 at 2.74%, rose to 3.24% on November 8th-- its high point of the reporting period. Yields then declined, falling back below 3% in early December 2018, as investors dialed back their expectations for Fed interest rate

================================================================================

================================================================================

hikes amid concern about a possible slowdown in economic growth. Near the end of the reporting period, the 10-year Treasury yield dropped to 2.38%, its lowest level since 2017, after the Fed downgraded its outlook for the U.S. economy and signaled that it might not raise interest rates during 2019.

At the same time, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. Historically, an inverted yield curve has been a reliable indicator of a coming recession, though I would note that the lag between an inversion and a recession has been inconsistent. At USAA Investments, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years.

Against this backdrop, I am pleased to say that USAA's tax-exempt portfolios generated positive returns during the reporting period. Market conditions were one reason for the solid performance--supply-and-demand conditions were favorable and municipal bond yields fell--but the hard work of the municipal investment team deserves the largest share of praise. Our experienced professionals sought opportunities that had the potential to enhance the performance of the portfolios, as well as investments that could provide higher yields to shareholders.

As I write to you, spring is well underway. It may be a good time to give your portfolio a spring cleaning. In my experience, financial matters can end up on the back burner when spring turns into summer and we embark on vacations or take time out to enjoy get-togethers with family and friends. If you have questions about your portfolio or would like to review your investment plan, please give one of our financial advisors a call. They can help you make sure you are properly diversified based on your long-term goals, time horizon, and risk tolerance.

At USAA Investments, we are committed to helping you meet your financial objectives. Rest assured we will continue to monitor the financial markets, economic conditions, Fed monetary policy, and shifts in interest rates, as well as other matters that could potentially affect your investments.

From all of us here at USAA Investments, thank you for letting us help you work toward your investment goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

   Distributions to Shareholders                                             12

   Report of Independent Registered
     Public Accounting Firm                                                  13

   Portfolio of Investments                                                  14

   Notes to Portfolio of Investments                                         20

   Financial Statements                                                      23

   Notes to Financial Statements                                             26

   Financial Highlights                                                      39

EXPENSE EXAMPLE                                                              41

ADVISORY AGREEMENT                                                           43

TRUSTEES' AND OFFICERS' INFORMATION                                          55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(C)2019, USAA. All rights reserved.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

       [PHOTO OF JOHN C. BONNELL]                    [PHOTO OF DALE R. HOFFMANN]

       JOHN C. BONNELL, CFA                          DALE R. HOFFMANN
       USAA Asset                                    USAA Asset
       Management Company                            Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Tax-exempt bonds generated positive returns during the reporting period ended March 31, 2019, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) Municipal bond yields were on an upward trajectory until early November 2018, when they hit their highs of the reporting period in anticipation of continued short-term interest rate increases by the Federal Reserve (Fed). In November, changing expectations about Fed monetary policy and heightened risk aversion sent municipal bond yields lower. Speculation that the Fed might pause its interest rate increases reinforced the downward trend, with municipal bond yields--especially those on intermediate- and longer-term maturities--falling substantially during March 2019 amid signs the Fed might not raise interest rates at all in 2019.

    Tax-exempt bonds also benefited from supply-and-demand dynamics. Supply was tight, as new issuance generally failed to keep pace with demand. The drop in new issuance was due in large part to tax law changes, effective January 1, 2018, that eliminated the tax exemption for advance refunding bonds. Demand was intense, with many new deals significantly oversubscribed as investors sought to reinvest the proceeds from maturing and called bonds. The buying was dominated by U.S. individuals, who tend to favor municipal bonds for their relative safety and incremental yield. Some observers suggested that a $10,000 cap on state

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    and local tax deductions contributed to U.S. individuals' appetite for tax-advantaged investments.

    The municipal bond yield curve flattened during the reporting period, as intermediate- and longer-term yields fell more than shorter-term yields. The yields on three-year, 10-year, and 30-year AAA general obligation bonds fell 26, 56, and 35 basis points, respectively. (A basis point is 1/100th of a percent.) Meanwhile, municipal bond credit spreads tightened as investors searched for yield opportunities. (Municipal credit spreads are the difference in yields between municipal bonds with similar maturities but different credit ratings.)

    Municipal bond credit quality remained solid during the reporting period, largely due to increasing revenues and sound fiscal management. State and local governments, which have broad taxing powers, are required by law to balance their budgets. Many continued to take action during the reporting period to address tough fiscal challenges.

o HOW DID THE USAA VIRGINIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2019, the Fund Shares and Adviser Shares had a total return of 4.36% and 4.05%, respectively, versus an average return of 4.13% for the funds in the Lipper Virginia Municipal Debt Funds category. This compares to returns of 4.22% for the Lipper Virginia Municipal Debt Funds Index and 5.38% for the Bloomberg Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the reporting period produced a dividend yield of 2.98% and 2.77%, respectively, compared to the Lipper category average of 2.69%.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA VIRGINIA BOND FUND

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE COMMONWEALTH OF VIRGINIA?

    Virginia enjoyed strong economic growth during the reporting period. Continued growth is anticipated because of the stability provided by the dominant government and military employment sectors. In addition, Amazon.com announced in the fall 2018 that its second headquarters will be based in Arlington county; the facility is expected to further stimulate the commonwealth's economy. Virginia's governance remains notably cohesive and productive, with on-time budget adoption and implementation of budget amendments when necessary. The current two-year budget is balanced and includes surpluses across the commonwealth's reserve funds. At the end of the reporting period, Virginia remains one of the few states rated AAA by the three largest credit-rating agencies.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

    Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls. As always, we worked with our in-

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the portfolio.

    The Fund continues to hold a diversified portfolio of longer-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to assist you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA VIRGINIA BOND FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 o

--------------------------------------------------------------------------------
                                                             SINCE     INCEPTION
                                1 YEAR  5 YEAR   10 YEAR   INCEPTION*    DATE
--------------------------------------------------------------------------------

Fund Shares                     4.36%   3.57%    4.84%           -            -
Adviser Shares                  4.05%   3.31%       -         3.73%     8/01/10
Bloomberg Barclays Municipal
  Bond Index**                  5.38%   3.73%    4.71%           -            -
Lipper Virginia Municipal
  Debt Funds Index***           4.22%   3.05%    4.16%           -            -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the index because the index does not reflect any deduction for fees, expenses, or taxes.

***The unmanaged Lipper Virginia Municipal Debt Funds Index, which measures the Fund's performance to that of the Lipper Virginia Municipal Debt Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2019

-------------------------------------------------------------------------------------
                 TOTAL RETURN       =     DIVIDEND RETURN         +      PRICE CHANGE
-------------------------------------------------------------------------------------
10 YEARS             4.84%          =          3.82%              +          1.02%
5 YEARS              3.57%          =          3.34%              +          0.23%
1 YEAR               4.36%          =          3.11%              +          1.25%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2010-MARCH 31, 2019

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

-----------------------------------------------------------------------------------
                                                                         CHANGE IN
                   TOTAL RETURN               DIVIDEND RETURN           SHARE PRICE
-----------------------------------------------------------------------------------
3/31/2010             12.23%                       5.09%                   7.14%
3/31/2011             -0.03%                       4.12%                  -4.15%
3/31/2012             13.37%                       4.62%                   8.75%
3/31/2013              5.65%                       3.90%                   1.75%
3/31/2014              0.23%                       3.94%                  -3.71%
3/31/2015              7.10%                       3.88%                   3.22%
3/31/2016              3.58%                       3.67%                  -0.09%
3/31/2017              0.36%                       3.05%                  -2.69%
3/31/2018              2.56%                       3.01%                  -0.45%
3/31/2019              4.36%                       3.11%                   1.25%

                                   [END CHART]

NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA VIRGINIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/19, and
assuming Virginia state tax rates of:    5.75%      5.75%      5.75%      5.75%
and assuming marginal federal tax
rates of:                               24.00%     32.00%     38.80%*    40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD            DIVIDEND RETURN
------------------------------------------------------------------------------
10 Years               3.82%             5.33%      5.96%      6.62%      6.85%
5 Years                3.34%             4.66%      5.21%      5.79%      5.99%
1 Year                 3.11%             4.34%      4.85%      5.39%      5.57%

To match the Fund Shares' closing 30-day SEC Yield of 2.22% on 03/31/19

A FULLY TAXABLE INVESTMENT MUST PAY:     3.10%      3.46%      3.85%      3.98%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.04% on 03/31/19 and
assuming Virginia state tax rates of:      5.75%     5.75%     5.75%      5.75%
and assuming marginal federal tax
rates of:                                 24.00%    32.00%    38.80%*    40.80%*

A FULLY TAXABLE INVESTMENT MUST PAY:       2.85%     3.18%     3.54%      3.66%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2018 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

* The above marginal rates assume income exceeds $200,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

8  | USAA VIRGINIA BOND FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                                                                    LIPPER VIRGINIA
                    USAA VIRGINIA BOND                       BLOOMBERG BARCLAYS                      MUNICIPAL DEBT
                       FUND SHARES                          MUNICIPAL BOND INDEX                      FUNDS INDEX
03/31/09                $10,000.00                               $10,000.00                            $10,000.00
04/30/09                 10,208.00                                10,199.77                             10,242.15
05/31/09                 10,357.00                                10,307.67                             10,403.04
06/30/09                 10,310.00                                10,211.11                             10,336.99
07/31/09                 10,434.00                                10,381.95                             10,470.45
08/31/09                 10,652.00                                10,559.44                             10,667.51
09/30/09                 11,062.00                                10,938.39                             11,052.38
10/31/09                 10,915.00                                10,708.78                             10,895.84
11/30/09                 10,965.00                                10,797.26                             10,907.91
12/31/09                 11,051.00                                10,833.75                             10,987.22
01/31/10                 11,119.00                                10,890.17                             11,027.34
02/28/10                 11,212.00                                10,995.73                             11,123.82
03/31/10                 11,223.00                                10,969.40                             11,119.81
04/30/10                 11,318.00                                11,102.71                             11,234.15
05/31/10                 11,367.00                                11,185.98                             11,282.79
06/30/10                 11,355.00                                11,192.63                             11,254.87
07/31/10                 11,449.00                                11,332.20                             11,371.54
08/31/10                 11,674.00                                11,591.65                             11,606.00
09/30/10                 11,712.00                                11,573.54                             11,628.25
10/31/10                 11,687.00                                11,541.48                             11,597.55
11/30/10                 11,410.00                                11,310.69                             11,317.32
12/31/10                 11,172.00                                11,091.51                             11,082.77
01/31/11                 11,051.00                                11,009.80                             10,948.58
02/28/11                 11,263.00                                11,185.07                             11,125.97
03/31/11                 11,219.00                                11,147.80                             11,087.20
04/30/11                 11,423.00                                11,347.44                             11,285.77
05/31/11                 11,668.00                                11,541.35                             11,506.39
06/30/11                 11,742.00                                11,581.62                             11,565.34
07/31/11                 11,860.00                                11,699.81                             11,668.28
08/31/11                 12,021.00                                11,899.97                             11,812.98
09/30/11                 12,186.00                                12,022.99                             11,983.02
10/31/11                 12,137.00                                11,978.29                             11,944.21
11/30/11                 12,179.00                                12,049.05                             11,983.42
12/31/11                 12,400.00                                12,278.27                             12,209.69
01/31/12                 12,737.00                                12,562.22                             12,580.43
02/29/12                 12,745.00                                12,574.60                             12,580.12
03/31/12                 12,720.00                                12,492.90                             12,499.46
04/30/12                 12,850.00                                12,637.02                             12,643.85
05/31/12                 12,969.00                                12,741.93                             12,763.45
06/30/12                 12,989.00                                12,728.24                             12,751.67
07/31/12                 13,153.00                                12,929.97                             12,976.67
08/31/12                 13,198.00                                12,944.69                             12,997.14
09/30/12                 13,269.00                                13,022.88                             13,067.86
10/31/12                 13,334.00                                13,059.63                             13,115.22
11/30/12                 13,528.00                                13,274.78                             13,368.38
12/31/12                 13,362.00                                13,110.71                             13,139.86
01/31/13                 13,435.00                                13,165.32                             13,233.88
02/28/13                 13,477.00                                13,205.19                             13,266.15
03/31/13                 13,437.00                                13,148.24                             13,173.26
04/30/13                 13,572.00                                13,292.37                             13,324.29
05/31/13                 13,431.00                                13,130.00                             13,185.36
06/30/13                 12,992.00                                12,758.22                             12,686.97
07/31/13                 12,802.00                                12,646.67                             12,504.66
08/31/13                 12,567.00                                12,466.18                             12,203.41
09/30/13                 12,855.00                                12,734.50                             12,447.06
10/31/13                 12,958.00                                12,835.10                             12,536.37
11/30/13                 12,980.00                                12,808.65                             12,504.27
12/31/13                 12,941.00                                12,775.94                             12,437.41
01/31/14                 13,262.00                                13,024.84                             12,706.51
02/28/14                 13,427.00                                13,177.57                             12,899.15
03/31/14                 13,468.00                                13,199.72                             12,933.30
04/30/14                 13,644.00                                13,358.31                             13,085.06
05/31/14                 13,858.00                                13,530.32                             13,297.28
06/30/14                 13,876.00                                13,542.05                             13,260.82
07/31/14                 13,859.00                                13,565.90                             13,256.78
08/31/14                 14,087.00                                13,730.22                             13,460.83
09/30/14                 14,129.00                                13,744.17                             13,510.91
10/31/14                 14,225.00                                13,838.39                             13,576.78
11/30/14                 14,241.00                                13,862.36                             13,594.10
12/31/14                 14,336.00                                13,932.21                             13,669.92
01/31/15                 14,552.00                                14,179.16                             13,876.20
02/28/15                 14,383.00                                14,032.94                             13,739.34
03/31/15                 14,424.00                                14,073.47                             13,777.60
04/30/15                 14,341.00                                13,999.58                             13,696.24
05/31/15                 14,321.00                                13,960.88                             13,690.56
06/30/15                 14,314.00                                13,948.24                             13,601.96
07/31/15                 14,399.00                                14,049.23                             13,661.65
08/31/15                 14,454.00                                14,076.86                             13,692.01
09/30/15                 14,525.00                                14,178.76                             13,801.79
10/31/15                 14,570.00                                14,235.19                             13,859.72
11/30/15                 14,638.00                                14,291.75                             13,907.89
12/31/15                 14,737.00                                14,392.22                             13,995.69
01/31/16                 14,853.00                                14,563.97                             14,107.31
02/29/16                 14,858.00                                14,586.78                             14,149.51
03/31/16                 14,939.00                                14,633.04                             14,211.00
04/30/16                 15,048.00                                14,740.68                             14,291.56
05/31/16                 15,128.00                                14,780.55                             14,363.87
06/30/16                 15,338.00                                15,015.64                             14,663.68
07/31/16                 15,313.00                                15,024.76                             14,656.72
08/31/16                 15,337.00                                15,045.09                             14,680.49
09/30/16                 15,286.00                                14,970.03                             14,632.38
10/31/16                 15,175.00                                14,812.87                             14,512.92
11/30/16                 14,723.00                                14,260.47                             14,081.25
12/31/16                 14,856.00                                14,427.92                             14,161.74
01/31/17                 14,891.00                                14,523.05                             14,264.63
02/28/17                 14,955.00                                14,623.92                             14,362.11
03/31/17                 14,996.00                                14,655.58                             14,406.73
04/30/17                 15,073.00                                14,761.92                             14,501.72
05/31/17                 15,259.00                                14,996.22                             14,648.50
06/30/17                 15,246.00                                14,942.40                             14,606.72
07/31/17                 15,295.00                                15,063.33                             14,662.65
08/31/17                 15,387.00                                15,178.01                             14,733.26
09/30/17                 15,345.00                                15,100.86                             14,630.17
10/31/17                 15,380.00                                15,137.61                             14,560.67
11/30/17                 15,389.00                                15,056.56                             14,492.97
12/31/17                 15,536.00                                15,213.97                             14,547.05
01/31/18                 15,382.00                                15,034.92                             14,428.46
02/28/18                 15,325.00                                14,989.97                             14,353.83
03/31/18                 15,379.00                                15,045.22                             14,424.16
04/30/18                 15,334.00                                14,991.53                             14,377.12
05/31/18                 15,484.00                                15,163.28                             14,512.94
06/30/18                 15,524.00                                15,176.18                             14,526.76
07/31/18                 15,534.00                                15,213.06                             14,557.25
08/31/18                 15,563.00                                15,252.03                             14,577.47
09/30/18                 15,473.00                                15,153.38                             14,494.87
10/31/18                 15,372.00                                15,060.07                             14,408.02
11/30/18                 15,498.00                                15,226.75                             14,522.15
12/31/18                 15,663.00                                15,409.05                             14,653.18
01/31/19                 15,743.00                                15,525.55                             14,755.19
02/28/19                 15,826.00                                15,608.69                             14,829.41
03/31/19                 16,048.00                                15,855.38                             15,033.06

                                   [END CHART]

                       Data from 3/31/09 through 3/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Shares to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/19 o
                                (% of Net Assets)

Education ...........................................................   20.9%
Hospital ............................................................   18.7%
Appropriated Debt ...................................................   10.5%
Escrowed Bonds ......................................................    7.6%
Water/Sewer Utility .................................................    6.5%
Toll Road ...........................................................    6.4%
Nursing/CCRC ........................................................    5.4%
Special Assessment/Tax/Fee ..........................................    4.0%
General Obligation ..................................................    3.8%
Sales Tax ...........................................................    3.3%

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

10  | USAA VIRGINIA BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/19 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        8.3%
AA                                                                        54.6%
A                                                                         19.2%
BBB                                                                        9.2%
BELOW INVESTMENT-GRADE                                                     5.2%
UNRATED                                                                    3.5%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2019:

                                    TAX-EXEMPT
                                   INCOME(1, 2)
                                   ------------
                                       100%
                                   ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

12  | USAA VIRGINIA BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VIRGINIA BOND FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Virginia Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /S/ ERNST & YOUNG LLP

We have served as the auditor of one or more USAA investment companies since
2002.

San Antonio, Texas
May 22, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2019

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                            COUPON           FINAL            VALUE
(000)         SECURITY                                                             RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL OBLIGATIONS (99.0%)

              VIRGINIA (89.1%)
$     1,000   Alexandria IDA (PRE)                                                 4.75%          1/01/2036      $  1,024
      2,000   Amherst IDA                                                          5.00           9/01/2026         2,000
      2,000   Amherst IDA                                                          4.75           9/01/2030         1,895
     15,000   Arlington County IDA                                                 5.00           7/01/2031        15,500
      1,775   Arlington County IDA                                                 5.00           2/15/2043         2,075
        700   Capital Region Airport Commission                                    4.00           7/01/2036           752
        750   Capital Region Airport Commission                                    4.00           7/01/2038           802
     10,000   Charles City County EDA                                              2.88           2/01/2029        10,054
      5,000   Chesapeake Bay Bridge & Tunnel District (ETM)                        5.50           7/01/2025         5,937
      9,240   Chesapeake Bay Bridge & Tunnel District                              5.00           7/01/2051        10,244
      5,000   Chesapeake Bay Bridge & Tunnel District
                (INS - Assured Guaranty Municipal Corp.)                           5.00           7/01/2041         5,770
      6,520   City of Chesapeake Expressway Toll
                Road, 4.75%, 7/15/2023                                             0.00(c)        7/15/2032         5,923
      3,000   City of Chesapeake Expressway Toll
                Road, 4.88%, 7/15/2023                                             0.00(c)        7/15/2040         2,679
      5,000   City of Lynchburg                                                    4.00           6/01/2044         5,233
      7,055   City of Norforlk (LIQ - Bank Of America
                N.A.) (Put Date 4/05/2019)(a)                                      1.49           8/01/2037         7,055
        880   City of Portsmouth (PRE)                                             5.00           2/01/2033           990
        120   City of Portsmouth                                                   5.00           2/01/2033           133
        800   City of Richmond                                                     5.00           3/01/2032         1,050
      1,000   City of Richmond                                                     5.00           3/01/2033         1,322
      6,000   City of Richmond Public Utility                                      5.00           1/15/2038         6,643
      6,000   City of Richmond Public Utility                                      4.00           1/15/2040         6,351
      5,000   College Building Auth.                                               5.00           6/01/2029         5,000
     11,710   College Building Auth.                                               5.00           6/01/2036        11,709
      2,540   College Building Auth.                                               5.00           3/01/2041         2,612
     10,000   College Building Auth.                                               5.00           3/01/2034        10,290
      8,000   College Building Auth.                                               4.00           2/01/2035         8,579
      2,725   College Building Auth.                                               5.00           9/01/2031         3,146
      5,615   College Building Auth.                                               5.00           9/01/2032         6,470
      6,380   College Building Auth.                                               5.00           9/01/2033         7,333
     10,000   College Building Auth.                                               5.00           2/01/2031        12,277

================================================================================

14  | USAA VIRGINIA BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                            COUPON           FINAL            VALUE
(000)         SECURITY                                                             RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$     4,000   College Building Auth.                                               5.00%          2/01/2032      $  4,879
      6,790   College Building Auth. (LIQ - U.S. Bancorp)
                (Put Date 4/05/2019)(a)                                            1.47           8/01/2034         6,790
        965   College Building Auth.                                               4.00           1/15/2033         1,036
        545   College Building Auth.                                               4.00           1/15/2035           581
        650   College Building Auth.                                               4.00           1/15/2036           691
      1,285   College Building Auth.                                               4.00           1/15/2043         1,342
     10,000   Commonwealth Transportation Board                                    4.00           5/15/2042        10,641
      3,350   Commonwealth Transportation Board                                    5.00           3/15/2032         4,070
      9,190   Commonwealth Transportation Board                                    5.00           9/15/2032        11,146
      2,000   Commonwealth Transportation Board                                    4.00           5/15/2036         2,176
      6,315   Commonwealth University Health System Auth. (PRE)                    4.75           7/01/2036         6,762
      3,000   Commonwealth University Health System Auth. (PRE)                    4.75           7/01/2041         3,213
      5,500   Commonwealth University Health System Auth.                          5.00           7/01/2046         6,334
      2,250   Fairfax County EDA                                                   5.00          10/01/2042         2,454
      2,750   Fairfax County EDA                                                   4.00          10/01/2042         2,775
      2,000   Fairfax County EDA                                                   5.00          10/01/2029         2,319
      2,000   Fairfax County EDA                                                   5.00          10/01/2030         2,314
      2,000   Fairfax County EDA                                                   5.00          10/01/2031         2,311
      1,500   Fairfax County EDA                                                   5.00          10/01/2032         1,730
      2,200   Fairfax County EDA                                                   5.00          10/01/2033         2,534
      2,000   Fairfax County EDA                                                   5.00          10/01/2034         2,299
      2,620   Fairfax County EDA                                                   5.00          10/01/2035         3,129
      2,000   Fairfax County EDA                                                   5.00          10/01/2036         2,375
      2,800   Fairfax County EDA                                                   5.00          12/01/2042         3,002
      1,500   Fairfax County EDA                                                   5.00          12/01/2032         1,633
      4,000   Fairfax County EDA                                                   5.00           4/01/2047         4,640
        405   Fairfax County EDA (LIQ - Northern Trust Corp.)
                (Put Date 4/05/2019)(a)                                            1.47          12/01/2033           405
      1,500   Fairfax County IDA (PRE)                                             5.25           5/15/2026         1,507
      1,000   Fairfax County IDA                                                   4.00           5/15/2042         1,017
     14,000   Fairfax County IDA                                                   5.00           5/15/2037        15,252
      6,900   Fairfax County IDA                                                   4.00           5/15/2044         7,166
      1,500   Fairfax County IDA                                                   4.00           5/15/2048         1,595
      5,000   Front Royal & Warren County IDA                                      4.00           1/01/2050         5,163
      1,500   Greater Richmond Convention Center Auth.                             5.00           6/15/2032         1,737
      4,700   Hampton Roads Sanitation District                                    5.00           8/01/2043         5,444
      1,600   Hampton Roads Sanitation District
                (Put Date 4/05/2019)(a)                                            1.55           8/01/2046         1,600
     15,000   Hampton Roads Transportation
                Accountability Commission                                          5.00           7/01/2052        17,555
      2,795   Hanover County EDA                                                   4.50           7/01/2030         2,875
      1,100   Hanover County EDA                                                   4.50           7/01/2032         1,125

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                            COUPON           FINAL            VALUE
(000)         SECURITY                                                             RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$     2,000   Hanover County EDA                                                   5.00%          7/01/2042      $  2,058
      1,200   Hanover County EDA                                                   5.00           7/01/2051         1,272
      2,105   Henrico County EDA (PRE)                                             5.00          11/01/2030         2,344
      1,200   Henrico County EDA                                                   5.00           6/01/2024         1,271
        140   Henrico County EDA                                                   4.25           6/01/2026           144
      2,500   Henrico County EDA                                                   4.00          10/01/2035         2,521
      2,500   Henrico County EDA                                                   5.00          10/01/2037         2,807
      4,480   Housing Dev. Auth.                                                   4.60           9/01/2040         4,542
      3,175   Housing Dev. Auth.                                                   4.50          10/01/2036         3,283
      7,000   Housing Dev. Auth.                                                   3.60           5/01/2046         7,059
      1,468   Lewistown Commerce Center Community Dev. Auth.                       6.05           3/01/2044         1,376
        707   Lewistown Commerce Center Community Dev. Auth.                       6.05           3/01/2044           663
      2,340   Lewistown Commerce Center Community Dev. Auth.(d)                    6.05           3/01/2054           427
        750   Lexington IDA                                                        4.00           1/01/2031           775
      1,000   Lexington IDA                                                        4.00           1/01/2037         1,013
      5,000   Lexington IDA (PRE)                                                  5.00          12/01/2036         5,028
      2,000   Lexington IDA                                                        5.00           1/01/2043         2,159
      1,000   Lexington IDA                                                        5.00           1/01/2042         1,071
      1,250   Lexington IDA                                                        5.00           1/01/2048         1,336
      1,000   Lexington IDA                                                        5.00           1/01/2048         1,179
      1,135   Loudoun County EDA                                                   5.00          12/01/2031         1,316
        800   Loudoun County EDA                                                   5.00          12/01/2032           926
        775   Loudoun County EDA                                                   5.00          12/01/2033           896
        805   Loudoun County EDA                                                   5.00          12/01/2034           929
      3,100   Loudoun County EDA (Put Date 4/05/2019)(a)                           1.48           6/01/2043         3,100
      1,115   Loudoun County EDA (Put Date 4/05/2019)(a)                           1.49           2/15/2038         1,115
      2,935   Loudoun County EDA (Put Date 4/05/2019)(a)                           1.49           2/15/2038         2,935
      4,255   Loudoun County EDA (Put Date 4/05/2019)(a)                           1.48           2/15/2038         4,255
      2,200   Loudoun County EDA (Put Date 4/05/2019)(a)                           1.48           2/15/2038         2,200
      3,000   Lynchburg EDA                                                        5.00           9/01/2043         3,182
      2,250   Lynchburg EDA                                                        5.00           1/01/2047         2,558
      1,100   Lynchburg EDA (LOC - BB&T Corp.)
                (Put Date 4/01/2019)(a)                                            1.47           1/01/2047         1,100
      5,400   Lynchburg EDA (LIQ - J.P. Morgan Chase)
                (Put Date 4/05/2019)(a),(b)                                        1.65           1/01/2025         5,400
      1,100   Lynchburg EDA (LOC - BB&T Corp.)
                (Put Date 4/05/2019)(a)                                            1.47           1/01/2047         1,100
      3,532   Marquis Community Dev. Auth.(d),(e)                                  5.63           9/01/2041         2,323
      5,389   Marquis Community Dev. Auth. (Zero Coupon)(d),(e)                    0.00           9/01/2041           290
      1,093   Marquis Community Dev. Auth.,
                7.50%, 9/01/2021(b),(d),(e)                                        0.00(c)        9/01/2045           779
      5,000   Montgomery County EDA (PRE)                                          5.00           6/01/2035         5,203
      3,500   Norfolk EDA                                                          5.00          11/01/2043         3,803

================================================================================

16  | USAA VIRGINIA BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                            COUPON           FINAL            VALUE
(000)         SECURITY                                                             RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$     1,000   Norfolk EDA (PRE)                                                    5.00%         11/01/2030      $  1,112
      3,525   Norfolk EDA (Put Date 4/05/2019)(a)                                  1.48          11/01/2034         3,525
      1,040   Norfolk EDA (Put Date 4/05/2019)(a)                                  1.47          11/01/2034         1,040
      1,600   Norfolk EDA (Put Date 11/1/2028)(f)                                  5.00          11/01/2048         1,979
      1,100   Norfolk EDA                                                          4.00          11/01/2048         1,168
        350   Norfolk Redev. & Housing Auth.                                       5.50          11/01/2019           351
     10,000   Port Auth. (PRE)                                                     5.00           7/01/2040        10,085
      3,000   Port Auth. (PRE)                                                     5.00           7/01/2030         3,025
      2,250   Prince Edward County IDA                                             4.00           9/01/2043         2,315
      2,055   Prince Edward County IDA                                             5.00           9/01/2048         2,350
      1,705   Prince William County IDA (PRE)                                      5.50           9/01/2031         1,863
      1,000   Prince William County IDA (PRE)                                      5.50           9/01/2034         1,092
      2,000   Prince William County IDA                                            5.50           9/01/2031         2,170
     10,000   Prince William County IDA                                            5.00          11/01/2046        10,753
      4,000   Public Building Auth.                                                4.00           8/01/2030         4,522
     10,000   Public School Auth.                                                  5.00           8/01/2024        11,717
      4,000   Radford IDA (NBGA - Fannie Mae)                                      3.50           9/15/2029         4,113
      2,340   Rappahannock Regional Jail Auth.                                     5.00          10/01/2034         2,747
      1,165   Rappahannock Regional Jail Auth.                                     5.00          10/01/2035         1,364
      7,310   Resources Auth.                                                      4.00          11/01/2041         7,567
      1,030   Resources Auth.                                                      5.00          11/01/2032         1,166
      1,270   Resources Auth. (PRE)                                                5.00          11/01/2040         1,340
        165   Resources Auth.                                                      5.00          11/01/2040           173
      5,000   Resources Auth. (LIQ - J.P.Morgan Chase & Co.)
                (Put Date 4/05/2019)(a),(b)                                        1.53          11/01/2019         5,000
      1,150   Roanoke County EDA                                                   5.00           7/01/2033         1,194
        110   Roanoke County EDA (PRE) (INS - Assured Guaranty
                Municipal Corp.)                                                   5.00           7/01/2038           115
      6,890   Roanoke County EDA (INS - Assured Guaranty
                Municipal Corp.)                                                   5.00           7/01/2038         7,111
      1,640   Roanoke County EDA                                                   5.00           9/01/2036         1,858
      4,060   Roanoke County EDA                                                   5.00           9/01/2043         4,513
     11,945   Small Business Financing Auth.                                       5.00          11/01/2040        12,351
        420   Small Business Financing Auth.                                       5.00           4/01/2025           431
        185   Small Business Financing Auth.                                       5.25           4/01/2026           190
        855   Small Business Financing Auth.                                       5.50           4/01/2028           881
        750   Small Business Financing Auth.                                       5.50           4/01/2033           771
      5,900   Stafford County EDA                                                  5.00           6/15/2036         6,651
      6,495   Stafford County EDA                                                  4.00           6/15/2037         6,713
     10,000   Tobacco Settlement Financing Corp.                                   5.00           6/01/2047         9,901
      4,405   Univ. of Virginia                                                    5.00           6/01/2037         4,910
      5,000   Univ. of Virginia                                                    4.00           4/01/2045         5,304
      4,000   Univ. of Virginia                                                    5.00           4/01/2042         4,734

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                            COUPON           FINAL            VALUE
(000)         SECURITY                                                             RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$     5,000   Univ. of Virginia                                                    5.00%          4/01/2047      $  5,898
      5,000   Univ. of Virginia                                                    5.00           4/01/2046         5,904
      5,000   Upper Occoquan Sewage Auth.                                          4.00           7/01/2039         5,298
      1,795   Virginia Beach Dev. Auth.                                            5.00           5/01/2029         2,062
      3,250   Virginia Beach Dev. Auth.                                            5.00           9/01/2040         3,687
      4,865   Virginia Beach Dev. Auth.                                            5.00           9/01/2044         5,509
        750   Virginia Commonwealth University                                     4.00          11/01/2037           806
        350   Virginia Commonwealth University                                     5.00          11/01/2038           422
      2,475   Virginia Commonwealth University                                     4.00           5/01/2048         2,620
      4,945   Virginia Small Business Financing Authority
                (LOC - Bank Of America N.A.)
                (Put Date 4/01/2019)(a)                                            1.54           7/01/2030         4,945
      2,165   Washington County IDA (PRE)                                          5.25           8/01/2030         2,271
      2,160   Washington County IDA (PRE)                                          5.50           8/01/2040         2,273
        747   Watkins Centre Community Dev. Auth.                                  5.40           3/01/2020           748
      2,000   Western Virginia Regional Jail Auth.                                 5.00          12/01/2038         2,306
      3,085   Western Virginia Regional Jail Auth.                                 5.00          12/01/2035         3,624
      3,250   Winchester EDA                                                       5.00           1/01/2044         3,544
      3,250   Winchester EDA                                                       5.00           1/01/2044         3,620
      5,000   Wise County IDA (Put Date 9/01/2020)(f)                              2.15          10/01/2040         5,016
      3,000   York County EDA (Put Date 5/16/2019)(f)                              1.88           5/01/2033         3,000
                                                                                                                 --------
                                                                                                                  615,921
                                                                                                                 --------
              DISTRICT OF COLUMBIA (4.3%)
      2,825   Metropolitan Washington Airports Auth.                               5.00          10/01/2029         2,871
        500   Metropolitan Washington Airports Auth.
                (LOC - TD Bank N.A.) (Put Date 4/01/2019)(a)                       1.52          10/01/2039           500
     11,230   Metropolitan Washington Airports Auth.
                Dulles Toll Road Revenue                                           5.00          10/01/2039        11,388
      5,500   Metropolitan Washington Airports Auth.
                Dulles Toll Road Revenue (INS - Assured
                Guaranty Municipal Corp.) (Zero Coupon)                            0.00          10/01/2030         3,812
      4,000   Metropolitan Washington Airports Auth.
                Dulles Toll Road Revenue                                           5.00          10/01/2053         4,193
      5,000   Washington Metropolitan Area Transit Auth.                           5.00           7/01/2043         5,816
      1,000   Washington MTA (PRE)                                                 5.13           7/01/2032         1,009
                                                                                                                 --------
                                                                                                                   29,589
                                                                                                                 --------
              GUAM (5.6%)
      1,255   Antonio B. Won Pat International Airport Auth.
                (INS - Assured Guaranty Municipal Corp.)                           5.75          10/01/2043         1,440
      1,500   Government                                                           5.00           1/01/2042         1,542
     10,870   Government (LIQ - Barclays Bank plc)
                (LOC - Barclays Bank plc)
                (Put Date 4/05/2019)(a),(b)                                        1.70          12/01/2046        10,870

================================================================================

18  | USAA VIRGINIA BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                          MARKET
AMOUNT                                                                            COUPON           FINAL            VALUE
(000)         SECURITY                                                             RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
$     1,250   Government                                                           5.00%         12/01/2046      $  1,340
      2,000   Government                                                           5.00          11/15/2039         2,132
      1,000   Government Waterworks Auth.                                          5.00           7/01/2037         1,112
      3,250   Government Waterworks Auth.                                          5.00           7/01/2040         3,586
      2,850   Government Waterworks Auth.                                          5.00           7/01/2035         3,077
      1,500   Port Auth.                                                           5.00           7/01/2048         1,684
      1,000   Power Auth.                                                          5.00          10/01/2034         1,058
      1,000   Power Auth. (INS - Assured Guaranty Municipal Corp.)                 5.00          10/01/2044         1,104
      4,000   Power Auth.                                                          5.00          10/01/2040         4,398
        500   Power Auth.                                                          5.00          10/01/2031           545
        750   Power Auth. (INS - Assured Guaranty
                Municipal Corp.)                                                   5.00          10/01/2039           830
      4,000   Waterworks Auth.                                                     5.50           7/01/2043         4,334
                                                                                                                 --------
                                                                                                                   39,052
                                                                                                                 --------
              Total Municipal Obligations (cost: $668,359)                                                        684,562
                                                                                                                 --------

              TOTAL INVESTMENTS (COST: $668,359)                                                                 $684,562
                                                                                                                 ========
-------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------------------
ASSETS                                                     LEVEL 1           LEVEL 2            LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------------
Municipal Obligations                                           $-          $681,170             $3,392          $684,562
-------------------------------------------------------------------------------------------------------------------------
Total                                                           $-          $681,170             $3,392          $684,562
-------------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

At March 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA             Economic Development Authority
    ETM             Escrowed to final maturity
    IDA             Industrial Development Authority/Agency
    MTA             Metropolitan Transportation Authority
    PRE             Pre-refunded to a date prior to maturity
    Zero Coupon     Normally issued at a significant discount from face value
                    and does not provide for periodic interest payments. Income is earned from the purchase date by accreting the purchase discount of the security to par over the life of the security.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a

================================================================================

20  | USAA VIRGINIA BOND FUND

================================================================================

    collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (b) Restricted security that is not registered under the Securities
        Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

    (c) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description.

    (d) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (e) Security was classified as Level 3.

    (f) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

See accompanying notes to financial statements.

================================================================================

22  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2019

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $668,359)                $684,562
  Cash                                                                               16
  Receivables:
    Capital shares sold                                                             176
    USAA Asset Management Company (Note 6)                                            4
    Interest                                                                      7,841
                                                                               --------
      Total assets                                                              692,599
                                                                               --------
LIABILITIES
  Payables:
    Capital shares redeemed                                                         378
    Dividends on capital shares                                                     300
  Accrued management fees                                                           216
  Accrued transfer agent's fees                                                       8
  Other accrued expenses and payables                                                67
                                                                               --------
      Total liabilities                                                             969
                                                                               --------
        Net assets applicable to capital shares outstanding                    $691,630
                                                                               ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                              $685,166
  Distributable earnings                                                          6,464
                                                                               --------
        Net assets applicable to capital shares outstanding                    $691,630
                                                                               ========
  Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $672,191/59,482 capital shares
        outstanding, no par value)                                             $  11.30
                                                                               ========
      Adviser Shares (net assets of $19,439/1,721 capital shares
        outstanding, no par value)                                             $  11.29
                                                                               ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                         $24,559
                                                                          -------
EXPENSES
  Management fees                                                           2,487
  Administration and servicing fees:
    Fund Shares                                                               987
    Adviser Shares                                                             29
  Transfer agent's fees:
    Fund Shares                                                               202
    Adviser Shares                                                             10
  Distribution and service fees (Note 6):
    Adviser Shares                                                             48
  Custody and accounting fees:
    Fund Shares                                                               130
    Adviser Shares                                                              4
  Postage:
    Fund Shares                                                                12
  Shareholder reporting fees:
    Fund Shares                                                                16
  Trustees' fees                                                               36
  Registration fees:
    Fund Shares                                                                 1
  Professional fees                                                            84
  Other                                                                        22
                                                                          -------
        Total expenses                                                      4,068
                                                                          -------
  Expenses reimbursed:
    Adviser Shares                                                            (11)
                                                                          -------
        Net expenses                                                        4,057
                                                                          -------
NET INVESTMENT INCOME                                                      20,502
                                                                          -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss                                                        (3,552)
  Change in net unrealized appreciation/(depreciation)                     11,703
                                                                          -------
        Net realized and unrealized gain                                    8,151
                                                                          -------
  Increase in net assets resulting from operations                        $28,653
                                                                          =======

See accompanying notes to financial statements.

================================================================================

24  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

-----------------------------------------------------------------------------------------------

                                                                        2019               2018
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                             $ 20,502           $ 20,669
  Net realized gain (loss) on investments                             (3,552)               151
  Change in net unrealized appreciation/(depreciation)
    of investments                                                    11,703             (3,028)
                                                                    ---------------------------
    Increase in net assets resulting from operations                  28,653             17,792
                                                                    ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
  Fund Shares                                                        (19,922)           (19,978)
  Adviser Shares                                                        (542)              (650)
                                                                    ---------------------------
    Distributions to shareholders                                    (20,464)           (20,628)
                                                                    ---------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                         (2,545)            11,117
  Adviser Shares                                                        (680)            (5,563)
                                                                    ---------------------------
    Total net increase (decrease) in net assets from capital
      share transactions                                              (3,225)             5,554
                                                                    ---------------------------
  Net increase in net assets                                           4,964              2,718

NET ASSETS
  Beginning of year                                                  686,666            683,948
                                                                    ---------------------------
  End of year                                                       $691,630           $686,666
                                                                    ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Virginia Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

The Fund consists of two classes of shares: Virginia Bond Fund Shares (Fund Shares) and Virginia Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency

================================================================================

26  | USAA VIRGINIA BOND FUND

================================================================================

Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc. (Victory), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). The closing of the Transaction is expected to be completed on July 1, 2019, pending satisfaction of certain closing conditions and approvals. The Transaction is not expected to result in any material changes to the Fund's investment objectives and principal investment strategies.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

28  | USAA VIRGINIA BOND FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended March 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are

================================================================================

30  | USAA VIRGINIA BOND FUND

================================================================================

allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended March 31, 2019, the Fund paid CAPCO facility fees of $5,000, which represents 0.8% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended March 31, 2019.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2019, and 2018, was as follows:

                                                  2019            2018
                                               ---------------------------
Tax-exempt income                              $20,464,000     $20,628,000

As of March 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                               $  1,225,000
Accumulated capital and other losses                           (10,086,000)
Unrealized appreciation of investments                          16,203,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

At March 31, 2019, the Fund had net capital loss carryforwards of $10,086,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                     --------------------------------------
                                  TAX CHARACTER
                     --------------------------------------
                     (NO EXPIRATION)              BALANCE
                     ---------------            -----------
                     Short-Term                 $ 1,007,000
                     Long-Term                    9,079,000
                                                -----------
                     Total                      $10,086,000
                                                ===========

TAX BASIS OF INVESTMENTS - At March 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/ (depreciation) on investments are disclosed below:

                                                                             NET
                                           GROSS          GROSS           UNREALIZED
                                         UNREALIZED     UNREALIZED      APPRECIATION /
FUND                    TAX COST        APPRECIATION   DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------------
USAA Virginia
  Bond Fund            $668,359,000     $20,312,000     $(4,109,000)     $16,203,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2019, were $53,334,000 and $62,992,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended March 31, 2019 were as follows:

 PURCHASES                           SALES                            NET REALIZED GAIN
---------------------------------------------------------------------------------------
$30,760,000                       $24,045,00                                 $-

================================================================================

32  | USAA VIRGINIA BOND FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                                  YEAR ENDED                YEAR ENDED
                                                MARCH 31, 2019            MARCH 31, 2018
    ----------------------------------------------------------------------------------------
                                            SHARES         AMOUNT      SHARES         AMOUNT
                                            ------------------------------------------------
    FUND SHARES:
    Shares sold                              6,513       $ 72,506       5,760       $ 65,022
    Shares issued from reinvested
      dividends                              1,451         16,145       1,443         16,273
    Shares redeemed                         (8,217)       (91,196)     (6,218)       (70,178)
                                            ------------------------------------------------
    Net increase (decrease) from capital
      share transactions                      (253)      $ (2,545)        985       $ 11,117
                                            ================================================
    ADVISER SHARES:
    Shares sold                                237       $  2,637         494       $  5,579
    Shares issued from reinvested
      dividends                                 48            534          50            570
    Shares redeemed                           (347)        (3,851)     (1,037)*      (11,712)*
                                            ------------------------------------------------
    Net decrease from capital share
      transactions                             (62)      $   (680)       (493)      $ (5,563)
                                            ================================================

    *Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of the average daily net assets of the Fund, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

portion over $100 million. For the year ended March 31, 2019, the Fund's effective annualized base fee was 0.32% of the Fund's average daily net assets for the same period.

The performance adjustment for each share class is calculated monthly by comparing the Fund's performance to that of the Lipper Virginia Municipal Debt Funds Index. The Lipper Virginia Municipal Debt Funds Index tracks the total return performance of funds within the Lipper Virginia Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended March 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $2,487,000, which included a

================================================================================

34  | USAA VIRGINIA BOND FUND

================================================================================

performance adjustment for the Fund Shares and Adviser Shares of $298,000 and $8,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.05% and 0.04%, respectively.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2019, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $987,000 and $29,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2019, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through July 31, 2019, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through July 31, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2019, the Adviser Shares incurred reimbursable expenses of $11,000, of which $4,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2019, the Fund Shares and Adviser Shares incurred

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

transfer agent's fees, paid or payable to SAS, of $202,000 and $10,000, respectively. Additionally, the Fund recorded a capital contribution and a receivable from SAS of less than $500 at March 31, 2019, for adjustments related to corrections to certain shareholder transactions.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $48,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (LIQUIDITY RULE). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

================================================================================

36  | USAA VIRGINIA BOND FUND

================================================================================

(8) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 is effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard will have no significant impact on the financial statements and reporting disclosures of the Fund.

(9) SUBSEQUENT EVENT

As discussed in Note 1, a special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement (the "New Advisory Agreement") between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company.
The New Advisory Agreement will become effective upon the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

closing of the Transaction (as discussed in Note 1) whereby AMCO will be acquired by Victory Holdings, the parent company of Victory Capital. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

================================================================================

38  | USAA VIRGINIA BOND FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                    YEAR ENDED MARCH 31,
                               ----------------------------------------------------------------------
                                   2019           2018            2017           2016            2015
                               ----------------------------------------------------------------------
Net asset value at
  beginning of period          $  11.16       $  11.21        $  11.52       $  11.53        $  11.17
                               ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .34            .34             .35            .41             .43
  Net realized and
    unrealized gain (loss)          .14           (.05)           (.31)          (.01)            .35
                               ----------------------------------------------------------------------
Total from investment
  operations                        .48            .29             .04            .40             .78
                               ----------------------------------------------------------------------
Less distributions from:
  Net investment income            (.34)          (.34)           (.35)          (.41)           (.42)
                               ----------------------------------------------------------------------
Net asset value at
  end of period                $  11.30       $  11.16        $  11.21       $  11.52        $  11.53
                               ======================================================================
Total return (%)*                  4.36           2.56             .36           3.58            7.10
Net assets at
  end of period (000)          $672,191       $666,772        $658,452       $648,913        $648,331
Ratios to average daily
  net assets:**
  Expenses (%)(a)                   .59            .56             .58(b)         .60(b)          .59(b)
  Net investment income (%)        3.03           2.98            3.10           3.57            3.70
Portfolio turnover (%)                9             11              13              3              12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $658,108,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  39

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED MARCH 31,
                                 -----------------------------------------------------------------------
                                    2019           2018             2017          2016              2015
                                 -----------------------------------------------------------------------
Net asset value at
  beginning of period            $ 11.16        $ 11.20          $ 11.51       $ 11.53           $ 11.17
                                 -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .32            .31              .33           .38               .40
  Net realized and
    unrealized gain (loss)           .12           (.04)            (.31)         (.02)              .36
                                 -----------------------------------------------------------------------
Total from investment
  operations                         .44            .27              .02           .36               .76
                                 -----------------------------------------------------------------------
Less distributions from:
  Net investment income             (.31)          (.31)            (.33)         (.38)             (.40)
Redemption fees added
  to beneficial interests              -            .00(a)             -           .00(a)              -
                                 -----------------------------------------------------------------------
Net asset value at
  end of period                  $ 11.29        $ 11.16          $ 11.20       $ 11.51           $ 11.53
                                 =======================================================================
Total return (%)*                   4.05           2.42              .12          3.24              6.84
Net assets at
  end of period (000)            $19,439        $19,894          $25,496       $22,951           $21,029
Ratios to average daily
  net assets:**
  Expenses (%)(b)                    .80            .79(c)           .81(d)        .84(d)            .84(d),(e)
  Expenses, excluding
    reimbursements (%)(b)            .86            .81              .81(d)        .84(d)            .84(d)
  Net investment
    income (%)                      2.82           2.76             2.85          3.34              3.44
Portfolio turnover (%)                 9             11               13             3                12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2019, average daily net assets were
    $19,206,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Effective October 12, 2017, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.80% of the Adviser Shares' average daily net assets.
(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(e) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average daily net assets.

================================================================================

40  | USAA VIRGINIA BOND FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2018, through March 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING               ENDING               DURING PERIOD*
                                       ACCOUNT VALUE          ACCOUNT VALUE          OCTOBER 1, 2018 -
                                       OCTOBER 1, 2018        MARCH 31, 2019          MARCH 31, 2019
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00              $1,037.20                 $3.00

Hypothetical
  (5% return before expenses)             1,000.00               1,021.99                  2.97

ADVISER SHARES
Actual                                    1,000.00               1,035.20                  4.06

Hypothetical
  (5% return before expenses)             1,000.00               1,020.94                  4.03

*Expenses are equal to the annualized expense ratio of 0.59% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.72% for Fund Shares and 3.52% for Adviser Shares for the six-month period of October
 1, 2018, through March 31, 2019.

================================================================================

42  | USAA VIRGINIA BOND FUND

================================================================================

ADVISORY AGREEMENT

March 31, 2019

--------------------------------------------------------------------------------

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute

================================================================================

                                                        ADVISORY AGREEMENT |  43

================================================================================

an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory

================================================================================

44  | USAA VIRGINIA BOND FUND

================================================================================

Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

   o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

================================================================================

                                                        ADVISORY AGREEMENT |  45

================================================================================

   o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

   o  Victory Capital proposes to: (1) replace the underlying indexes for the
	  USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes
	  designed to provide shareholders with comparable exposure and investment
	  outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500
	  Index Fund's investment objectives and strategies in light of the changes
	  to their underlying indexes; and (3) change the name of the USAA S&P 500
	  Index Fund to the USAA 500 Index Fund.

   o  Victory Capital does not propose changes to the investment objective(s) of
	  any other Funds. Although the investment processes used by Victory
	  Capital's portfolio managers may differ from those used by AMCO's portfolio
	  managers or, if applicable, any subadviser's portfolio managers, such
	  differences are not currently expected to result in changes to the
	  principal investment strategies or principal investment risks of the
      Funds.

   o  The New Advisory Agreement does not change any Fund's advisory fee rate or
	  the computation method for calculating such fees (except that Victory
	  Capital, subject to Board approval, may in the future use a single
	  designated share class to calculate the performance adjustment). For at
	  least two years after the Transaction closes, Victory Capital has agreed to
	  waive fees and/or reimburse expenses so that each Fund's annual expense
	  ratio (excluding certain customary items) does not exceed the levels
	  reflected in each Fund's most recent audited financial statements at the
	  time the Transaction closes (or the levels of AMCO's then-current expense
	  caps, if applicable), excluding the impact of any performance adjustment to
	  the Fund's advisory fee.

================================================================================

46  | USAA VIRGINIA BOND FUND

================================================================================

   o  The portfolio managers at AMCO that manage the Fixed Income Funds(1) as
	  well as the USAA's Global Multi-Asset team servicing the Cornerstone
	  Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund,
	  Managed Allocation Fund, and Target Managed Allocation Fund, are expected
	  to continue to do so Post-Transaction as employees of Victory Capital, if
	  they choose to become employees of Victory Capital. Post-Transaction, the
	  investment teams for the Funds, other than the Fixed Income Funds, will be
	  replaced or augmented.

   o  With the exception of the USAA S&P 500 Index Fund, USAA Extended Market
	  Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by
	  Victory Capital through its Victory Solutions platform, Victory Capital
	  proposes that the same subadvisers be retained Post-Transaction, although
	  Victory Capital may change the allocation to a particular subadviser
	  Post-Transaction. No changes are expected to the portfolio managers of the
	  subadvisers who will serve as subadvisers Post-Transaction.

   o  VCA's distribution capabilities, including its significant network of
	  intermediary relationships, which may provide additional opportunities for
	  the Funds to grow assets and lower fees and expenses through increased
	  economies of scale.

   o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's

(1)The Fixed Income Funds include the following Funds: California Bond
   Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone
   Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target
   Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                        ADVISORY AGREEMENT |  47

================================================================================

     businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

   o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

   o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

   o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital

================================================================================

48  | USAA VIRGINIA BOND FUND

================================================================================

is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                        ADVISORY AGREEMENT |  49

================================================================================

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment

================================================================================

50  | USAA VIRGINIA BOND FUND

================================================================================

objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the

================================================================================

                                                        ADVISORY AGREEMENT |  51

================================================================================

Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as

================================================================================

52  | USAA VIRGINIA BOND FUND

================================================================================

the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to

================================================================================

                                                        ADVISORY AGREEMENT |  53

================================================================================

deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

54  | USAA VIRGINIA BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-present); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

56  | USAA VIRGINIA BOND FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Trustee, USAA ETF Trust (06/17-present); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-present); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-present); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-present); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA VIRGINIA BOND FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-present); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-present); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

60  | USAA VIRGINIA BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-present); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-present); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-present); Head of Equities, Equity Investments, AMCO (01/12-present).

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-present); Senior Attorney, FASG General Counsel, USAA (09/17-present); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

================================================================================

62  | USAA VIRGINIA BOND FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-present); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-present); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-present); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR And                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                           State Street Bank and Trust Company
ACCOUNTING AGENT, AND                P.O. Box 1713
SUB-ADMINISTRATOR                    Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the
SEC's website at HTTP://WWW.SEC.GOV.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

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ITEM 2. CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 47 funds in all. Only 9 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
March 31, 2019 and 2018 were $260,100 and $253,100, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related Services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2019 and 2018 were $74,305 and $71,420, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service for fiscal years ended March 31, 2019 and 2018 were $3,773 and $3,020, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2019 and 2018.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO), and the Funds' transfer agent, SAS, for March 31, 2019 and 2018 were $155,508 and $150,350, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2019 and 2018 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

ITEM 11. CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Trust's internal controls over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
         - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

Approved and adopted by the Investment Code of Ethics Committee:
August 24, 2015

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015

Approved and adopted by the Investment Code of Ethics Committee:
September 9, 2016

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 21, 2016

Approved and adopted by the Investment Code of Ethics Committee:
August 22, 2017

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust and USAA ETF Trust: September 22, 2017

Approved and adopted by the Investment Code of Ethics Committee:
August 28, 2018

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust and USAA ETF Trust: September 27, 2018

                                   APPENDIX A
                                COVERED OFFICERS


PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


























SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2019

By:*     /s/ Kristen Millan
         --------------------------------------------------------------
         Signature and Title:  Kristen Millan, Secretary

Date:     05/22/2019
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     05/28/2019
         ------------------------------


By:*     /s/ James K. De Vries
         -----------------------------------------------------
         Signature and Title:  James K. De Vries, Treasurer

Date:     05/22/2019
         -----------------------------

*Print the name and title of each signing officer under his or her signature.